Registration No. 33-59474

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549
                                    --------
                       POST-EFFECTIVE AMENDMENT NO. 42 TO
                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     under
                           THE SECURITIES ACT OF 1933
                                      and
                             REGISTRATION STATEMENT
                                     under
                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------
                         PRINCIPAL INVESTORS FUND, INC.
                   f/k/a PRINCIPAL SPECIAL MARKETS FUND, INC.
               (Exact name of Registrant as specified in Charter)
                         The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------
                        Telephone Number (515) 248-3842
                                    --------

                                     Copy to:
  MICHAEL D. ROUGHTON                JOHN W. BLOUCH, Esq.
  The Principal Financial Group      Dykema Gossett PLLC
  Des Moines, Iowa 50392             Franklin Square, Suite 300 West
                                     1300 I Street, N.W.
                                     Washington, DC 20005-3306


                    (Name and address of agent for service)
                                   ----------

It is proposed that this filing will become effective (check appropriate box)

      __X__   immediately upon filing pursuant to paragraph (b) of Rule 485
      _____   on (date) pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:)

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------



                                EXPLANATORY NOTE


This Post-Effective Amendment contains a prospectus relating to the Class A and Class B shares of the series of Principal Investors Fund, Inc. and Parts B and C of the Registration Statement. The three prospectuses for the Class J shares, the Institutional shares and the Select, Preferred, Advisors Select, Advisors Signature and Advisors Preferred shares of Principal Investors Fund, Inc. included in Post-Effective Amendment no. 40 to this Registration Statement, which became effective on March 1, 2005, are unchanged.

                         PRINCIPAL INVESTORS FUND, INC.




                            CLASS A AND CLASS B


 This Prospectus describes a mutual fund organized by Principal Life Insurance
                        Company/(R) /("Principal Life").



                The date of this Prospectus is May 16, 2005.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

 Fund Descriptions

 Domestic Growth-Oriented Funds
  Disciplined LargeCap Blend ............................................

  Equity Income Fund ....................................................

  LargeCap Growth Fund..................................................

  LargeCap S&P 500 Index Fund...........................................

  LargeCap Value Fund...................................................

  MidCap Blend Fund.....................................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Blend Fund I........................................

  Partners LargeCap Growth Fund I.......................................

  Partners LargeCap Growth Fund II......................................

  Partners LargeCap Value Fund..........................................

  Partners MidCap Growth Fund...........................................

  Partners MidCap Growth Fund I.........................................

  Partners MidCap Value Fund............................................

  Partners SmallCap Growth Fund II......................................

  Principal LifeTime 2010 Fund..........................................

  Principal LifeTime 2020 Fund..........................................

  Principal LifeTime 2030 Fund..........................................

  Principal LifeTime 2040 Fund..........................................

  Principal LifeTime 2050 Fund..........................................

  Principal LifeTime Strategic Income Fund..............................

  Real Estate Securities Fund...........................................

  SmallCap Blend Fund...................................................

  SmallCap Value Fund...................................................


 International Growth-Oriented Funds
  Diversified International Fund........................................

  International Emerging Markets Fund...................................


 Income Funds
  Bond & Mortgage Securities Fund.......................................

  Government Securities Fund............................................

  High Quality Short-Term Bond Fund.....................................

  Inflation Protection Fund .............................................

  Preferred Securities Fund.............................................

  Tax-Exempt Bond Fund ..................................................


 Money Market Fund
  Money Market Fund.....................................................


General Information

 The Costs of Investing.................................................

 Certain Investment Strategies and Related Risks........................

 Management, Organization and Capital Structure.........................

 Pricing of Fund Shares.................................................

 Dividends and Distributions............................................

 Purchase of Fund Shares................................................

 How to Redeem (Sell) Shares............................................

 How to Exchange Shares Among Principal Investors Funds.................

 General Information About a Fund Account...............................

Appendix A..............................................................

Additional Information..................................................

FUND DESCRIPTIONS


Principal Investors Fund, Inc. is comprised of many investment portfolios ("Funds"). Principal Management Corporation*, the "Manager" of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund.


The Manager has selected a Sub-Advisor for each Fund based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisor for each Fund is shown with the Fund's description on the following pages.


The Sub-Advisors are:
.. AllianceBernstein Investment Research and Management ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Columbus Circle Investors ("CCI")
.. Emerald Advisers, Inc. ("Emerald")
.. Goldman Sachs Asset Management LP ("GSAM")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. Spectrum Asset Management, Inc. ("Spectrum)*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")
  * CCI, Principal Management Corporation, Principal, Principal - REI, Princor Financial Services Corporation ("Princor"), Principal Life and Spectrum are members of the Principal Financial Group/(R)/.

.. All of the Funds described in this prospectus offer Class A shares. In addition, certain of the Funds offer Class B shares.Class A shares which are generally sold with a sales charge that is a variable percentage based on the amount of the purchase; and
.. Class B shares which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS

These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.

INVESTMENT RESULTS

Because the Class A shares and Class B shares of the Funds are new, no performance information is available for those Classes. However, performance information is provided for the Institutional Class shares of the Funds when available (neither the Equity Income Fund nor the Tax-Exempt Bond Fund offer Institutional Class shares). Because all classes of a Fund invest in the same portfolio of securities, the annual returns of the Class A and Class B shares of each Fund will differ from that of the Institutional Class shares only to the extent that the Classes do not have the same expenses. The performance tables for each Fund (except the Equity Income and the Tax-Exempt Bond Funds) show, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares. A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Call the Principal Investors Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Fund.


FEES AND EXPENSES

The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets). A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:


.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DISCIPLINED LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 95% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2004 this range was between approximately $749 million and $385.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below "fair value" for these stocks will result in investment management success. Principal's investment process is designed to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns mare dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The inception date of the Fund is December 30, 2002. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2003    28.32
2004    12.84

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                          PAST 1 YEAR                 PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                           12.84                         N/A            N/A           20.30
 CLASS A............(BEFORE TAXES)                           12.16                         N/A            N/A           19.57
     (AFTER TAXES ON DISTRIBUTIONS)......                    11.98                         N/A            N/A           18.98
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES).....................                     8.11                         N/A            N/A           16.58
 CLASS B                                                     11.28                         N/A            N/A           18.63
 S&P 500 Index ..........................                    10.87                       -2.30          12.07
 Morningstar Large Blend Category Average                     9.96                       -1.77          10.42
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for the Fund was December 30, 2002. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.60%    0.60%
 12b-1 Fees..........................   0.20     0.93
 Other Expenses......................   0.41     0.47
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.21%    2.00%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $691     $937     $1,202     $1,957          $691    $937    $1,202     $1,957
 CLASS B               603      927      1,278      2,028           203     627     1,078      2,028

EQUITY INCOME FUND
The Fund seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities. The Fund may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Fund's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Fund, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Fund, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Fund, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Fund's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Fund invests at least 25% of its assets in utility securities, the Fund is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Fund's portfolio holdings to the utilities sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

As the inception date of the Fund is March 1, 2005, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                   CLASS A  CLASS B
 Management Fees.................   0.60%    0.60%
 12b-1 Fees......................   0.24     0.92
 Other Expenses..................   0.41     0.56
                                    ----     ----
    TOTAL FUND OPERATING EXPENSES   1.25%    2.08%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $695     $949     $1,222     $1,999          $695    $949    $1,222     $1,999
 CLASS B               611      952      1,319      2,098           211     652     1,119      2,098

LARGECAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2004 this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -28.30
2003    24.89
2004    9.35

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS................                       9.35                            N/A           N/A            -3.76
 CLASS A............(BEFORE TAXES)                         8.75                            N/A           N/A            -4.30
     (AFTER TAXES ON DISTRIBUTIONS).                       8.66                            N/A           N/A            -4.33
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                       5.80                            N/A           N/A            -3.63
 CLASS B..........................                         7.88                            N/A           N/A            -5.06
 Russell 1000 Growth Index .........                       6.30                          -9.29          9.59
 Morningstar Large Growth Category
 Average ...........................                       7.64                          -7.64          9.00
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class B was March
  1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.55%    0.55%
 12b-1 Fees..........................   0.19     0.92
 Other Expenses......................   0.36     0.43
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.10%    1.90%

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $681     $905     $1,146     $1,838          $681    $905    $1,146     $1,838
 CLASS B               593      897      1,226      1,916           193     597     1,026      1,916

LARGECAP S&P 500 INDEX FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2004, the market capitalization range of the Index was between approximately $749 million and $385.9 billion. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.

MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The inception date of the Fund is December 6, 2000. Class A shares were added to the Fund on March 1, 2005

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -22.27
2003    28.06
2004    10.67

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                          PAST 1 YEAR                 PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                           10.67                         N/A            N/A            0.73
 CLASS A............(BEFORE TAXES)                           10.00                         N/A            N/A            0.11
     (AFTER TAXES ON DISTRIBUTIONS).......                    8.70                         N/A            N/A           -0.47
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES)......................                    8.20                         N/A            N/A           -0.06
 S&P 500 Index ...........................                   10.87                       -2.30          12.07
 Morningstar Large Blend Category Average                     9.96                       -1.77          10.42
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A was March 1, 2005.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                            CLASS A
 Management Fees..........................   0.15%
 12b-1 Fees...............................   0.15
 Other Expenses...........................   0.46
                                             ----
             TOTAL FUND OPERATING EXPENSES   0.76%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $226     $389     $566     $1,078          $226    $389    $566     $1,078

LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2004 this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance. The portfolio turnover rate for the Fund for the twelve month period ended October
31, 2004 was 228.4%.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -12.92
2003    25.48
2004    12.40

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                        12.40                            N/A            N/A            4.44
 CLASS A............(BEFORE TAXES)                        12.02                            N/A            N/A            4.09
     (AFTER TAXES ON DISTRIBUTIONS).                      11.24                            N/A            N/A            3.63
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                       8.80                            N/A            N/A            3.34
 CLASS B..........................                        11.25                            N/A            N/A            3.36
 Russell 1000 Value Index ..........                      16.49                           5.27          13.83
 Morningstar Large Value Category
 Average ...........................                      12.91                           4.35          11.35
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.
 The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.45%
 12b-1 Fees.............................   0.14      0.73
 Other Expenses.........................   0.20      0.31
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.79 %    1.49%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $651     $813     $  989     $1,497          $651    $813    $989     $1,497
 CLASS B                552      771      1,031      1,501           152     471     813      1,501

MIDCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 25% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.
The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -8.47
2003    32.67
2004    17.65

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                        17.65                            N/A            N/A           10.21
 CLASS A............(BEFORE TAXES)                        17.22                            N/A            N/A            9.80
     (AFTER TAXES ON DISTRIBUTIONS).                      15.99                            N/A            N/A            9.27
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                      12.75                            N/A            N/A            8.32
 CLASS B..........................                        16.87                            N/A            N/A            9.48
 Russell Midcap Index ..............                      20.22                           7.59          14.50
 Morningstar Mid-Cap Blend Category
 Average ...........................                      16.00                           7.18          13.16
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.
 The SEC effective date for Class A and Class B was March 1, 2005.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES*

                              CLASS A             CLASS B
 Management Fees.......        0.65%               0.65%
 12b-1 Fees............        0.20                0.45
 Other Expenses........        0.26                0.31
                               ----                ----
   TOTAL FUND OPERATING
               EXPENSES        1.11%               1.41%
 Fee Reduction and/or
 Expense Reimbursement.        0.09                0.09
                               ----                ----
           NET EXPENSES        1.02%               1.32%
 *The Manager has contractually agreed to reduce its fees and/or pay expenses of the
  Fund for a period of three years to insure the Net Expenses will not exceed 1.02%
  for Class A and 1.32% for Class B. This expense cap will remain in effect through
  June 30, 2008.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $673     $881     $1,119     $1,819          $673    $881    $1,119     $1,819
 CLASS B               534      718        936      1,536           134     418       736      1,536

PARTNERS LARGECAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2004 this range was between approximately $749 million and $385.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Fund's portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


The Fund's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Fund's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Fund's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Fund. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -7.13
2002    -16.28
2003    23.93
2004    10.38

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             10.38                       N/A            N/A            2.00
 CLASS A............(BEFORE TAXES)                              9.59                       N/A            N/A            1.27
     (AFTER TAXES ON DISTRIBUTIONS)..........                   8.46                       N/A            N/A            0.84
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)..............................                   7.46                       N/A            N/A            0.96
 CLASS B..........................                              8.81                       N/A            N/A            0.54
 S&P 500 Index ..............................                  10.87                     -2.30          12.07
 Morningstar Large Blend Category Average ...                   9.96                     -1.77          10.42
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.75%    0.75%
 12b-1 Fees..........................   0.25     0.93
 Other Expenses......................   0.43     0.50
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.43%    2.18%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $712    $1,001    $1,312    $2,190        $712   $1,001   $1,312    $2,190
 CLASS B             621       982     1,369     2,234         221      682    1,169     2,234

PARTNERS LARGECAP BLEND FUND I
The Fund seeks long-term growth of capital.

The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund. Though the percentages are not fixed, GSAM manages approximately 70% of the Fund's assets and Wellington Management approximately 30% of the Fund's assets.


MAIN STRATEGIES

The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2004, the range was between approximately $749 million and $385.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

GSAM selects investments for the Fund using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. GSAM seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields.


GSAM uses a proprietary multifactor model, a rigorous computerized rating system. This quantitative investment model is used to identify securities within a broadly diversified portfolio of large capitalization and blue chip companies that may exhibit the potential for above-average returns. From this list of companies, GSAM applies a quantitative analysis to select companies for the Fund which it believes will closely track the S&P 500 Index.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the bench mark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months.


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.

MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -24.89
2003    27.98
2004    11.05

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                        11.05                            N/A            N/A           -0.83
 CLASS A............(BEFORE TAXES)                        10.37                            N/A            N/A           -1.45
     (AFTER TAXES ON DISTRIBUTIONS).                      10.17                            N/A            N/A           -1.75
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                       7.00                            N/A            N/A           -1.37
 CLASS B..........................                         9.48                            N/A            N/A           -2.25
 S&P 500 Index .....................                      10.87                          -2.30          12.07
 Morningstar Large Blend Category
 Average ...........................                       9.96                          -1.77          10.42
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class B was March
  1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.45%    0.45%
 12b-1 Fees..........................   0.19     0.93
 Other Expenses......................   0.43     0.50
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.07%    1.88%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $678     $896     $1,131     $1,806          $678    $896    $1,131     $1,806
 CLASS B               591      891      1,216      1,890           191     591     1,016      1,890

PARTNERS LARGECAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies in the Russell 1000 Growth Index (as of December 31, 2004, this range was between approximately $495 million and $385.2 billion) at the time of purchase. The Fund's investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2004 was 157.8%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -14.32
2002    -27.76
2003    24.01
2004    9.25

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                              PAST 1 YEAR             PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                               9.25                      N/A           N/A            -5.63
 CLASS A............(BEFORE TAXES)                               8.40                      N/A           N/A            -6.37
     (AFTER TAXES ON DISTRIBUTIONS)..............                8.32                      N/A           N/A            -6.42
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES).....................................                5.57                      N/A           N/A            -5.34
 CLASS B..........................                               7.61                      N/A           N/A            -7.05
 Russell 1000 Growth Index ......................                6.30                    -9.29          9.59
 Morningstar Large Growth Category Average ......                7.64                    -7.64          9.00
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.
 The SEC effective for Class A and Class was March 1, 2005


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.74%    0.74%
 12b-1 Fees..........................   0.25     0.93
 Other Expenses......................   0.54     0.59
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.53%    2.26%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $726    $1,031    $1,361    $2,294        $726   $1,031   $1,361    $2,294
 CLASS B             629     1,006     1,410     2,326         229      706    1,210     2,326

PARTNERS LARGECAP GROWTH FUND II
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal markets, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2004, the range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, American Century, selects stocks of companies they believe will increase in value over time using a growth investment strategy they developed. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. Accelerating growth is shown, for example, by growth that exhibits a higher positive rule of change this quarter than last or this year than the year before. It also includes companies whose growth rates, although still negative, are less negative than prior periods. The American Century strategy is based on the premise that, over the long-term, the stocks of companies with accelerating earnings and revenues have a greater than average chance to increase in value.


American Century uses a bottom-up approach to select securities to buy for the Fund. This means that American Century makes its investment decisions based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using its extensive database, American Century tracks financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help American Century select or hold the securities of companies they believe will be able to sustain accelerating growth and sell the securities of companies whose growth begins to slow down.


American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in securities regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, short-term securities, non-leveraged futures contracts and options and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, American Century cannot invest in a derivative security if it would be possible for the Fund to lose more money than it invested. In addition, up to 25% of Fund assets may be invested in foreign securities.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund(e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The inception date of the Fund is December 6, 2000. Class A shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -17.88
2002    -25.95
2003    26.08
2004    9.31

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share class of the Fund.
 The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             9.31                        N/A           N/A            -5.64
 CLASS A............(BEFORE TAXES)                             8.55                        N/A           N/A            -6.30
     (AFTER TAXES ON DISTRIBUTIONS)..........                  8.24                        N/A           N/A            -6.37
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)..............................                  5.96                        N/A           N/A            -5.27
 Russell 1000 Growth Index ..................                  6.30                      -9.29          9.59
 Morningstar Large Growth Category Average ..                  7.64                      -7.64          9.00
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES*

                                CLASS A
 Management Fees.......          1.00%
 12b-1 Fees............          0.25
 Other Expenses
 (estimated) ..........         26.56
                                -----
   TOTAL FUND OPERATING
               EXPENSES         27.81%

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  1.70%.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                        IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                        1         3         5        10             1        3        5         10
 CLASS A          $2,897    $6,073    $7,966    $9,991        $2,897   $6,073   $7,966    $9,991

PARTNERS LARGECAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2004, this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS

The Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    5.53
2002    -13.58
2003    27.48
2004    13.32

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             13.32                       N/A            N/A            8.27
 CLASS A............(BEFORE TAXES)                             12.58                       N/A            N/A            7.56
     (AFTER TAXES ON DISTRIBUTIONS)..........                  12.22                       N/A            N/A            7.12
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)..............................                   8.64                       N/A            N/A            6.29
 CLASS B..........................                             11.75                       N/A            N/A            6.77
 Russell 1000 Value Index ...................                  16.49                      5.27          13.83
 Morningstar Large Value Category Average ...                  12.91                      4.35          11.35
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                               CLASS A  CLASS B
 Management Fees.............   0.78%    0.78%
 12b-1 Fees..................   0.25     0.92
 Other Expenses..............   0.43     0.50
                                ----     ----
         TOTAL FUND OPERATING
                     EXPENSES   1.46%    2.20%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $715    $1,010    $1,327    $2,221        $715   $1,010   $1,327    $2,221
 CLASS B             623       988     1,380     2,259         223      688    1,180     2,259

PARTNERS MIDCAP GROWTH FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October
31, 2004 was 163.7%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -31.87
2003    48.59
2004    12.30


 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                        12.30                            N/A            N/A            0.00
 CLASS A............(BEFORE TAXES)                        11.46                            N/A            N/A           -0.75
     (AFTER TAXES ON DISTRIBUTIONS).                      11.46                            N/A            N/A           -0.75
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                       7.45                            N/A            N/A           -0.63
 CLASS B..........................                        10.64                            N/A            N/A           -1.49
 Russell Midcap Growth Index .......                      15.48                          -3.36          11.23
 Morningstar Mid-Cap Growth Category
 Average ...........................                      12.93                          -3.42          10.25
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class B was March
  1, 2005.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES*

                              CLASS A             CLASS B
 Management Fees.......        1.00%               1.00%
 12b-1 Fees............        0.25                0.92
 Other Expenses........        0.62                0.68
                               ----                ----
   TOTAL FUND OPERATING
               EXPENSES        1.87%               2.60%
 Fee Reduction and/or
 Expense Reimbursement.        0.12                0.10
                               ----                ----
           NET EXPENSES        1.75%               2.50%

 *The Manager has contractually agreed to reduce its fees and/or pay expenses of the
  Fund for a period of three years to insure the Net Expenses will not exceed 1.75%
  for Class A and 2.50% for Class B. This expense cap will continue through June 30,
  2008.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $743    $1,094    $1,486    $2,603        $743   $1,094   $1,486    $2,603
 CLASS B             653     1,079     1,542     2,629         253      779    1,342     2,629

PARTNERS MIDCAP GROWTH FUND I
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The inception date of the Fund is December 15, 2003. Class A shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2004    11.99

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share class of the Fund.
 The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                         PAST 1 YEAR                  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                          11.99                          N/A            N/A           12.10
 CLASS A............(BEFORE TAXES)                          11.16                          N/A            N/A           11.20
     (AFTER TAXES ON DISTRIBUTIONS).....                    11.16                          N/A            N/A           11.20
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES)....................                     7.25                          N/A            N/A            9.52
 Russell Midcap Growth Index ...........                    15.48                        -3.36          11.23
 Morningstar Mid-Cap Growth Category
 Average ...............................                    12.93                        -3.42          10.25
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  The SEC effective date for the Institutional Class was December 15, 2003. The SEC effective date for Class A was March 1, 2004.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A
 Management Fees.......          1.00%
 12b-1 Fees............          0.25
 Other Expenses
 (estimated) ..........         14.38
                                -----
   TOTAL FUND OPERATING
               EXPENSES         15.63%

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  1.75%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                        1         3         5        10             1        3        5         10
 CLASS A          $1,970    $4,330    $6,216    $9,432        $1,970   $4,330   $6,216    $9,432

PARTNERS MIDCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.


The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Fund may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -1.78
2002    -9.91
2003    35.96
2004    22.56

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             22.56                       N/A            N/A           11.72
 CLASS A............(BEFORE TAXES)                             21.66                       N/A            N/A           10.89
     (AFTER TAXES ON DISTRIBUTIONS)..........                  20.03                       N/A            N/A           10.42
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)..............................                  15.15                       N/A            N/A            9.29
 CLASS B..........................                             20.76                       N/A            N/A           10.06
 Russell Midcap Value Index .................                  23.71                     13.48          15.72
 Morningstar Mid-Cap Value Category Average .                  17.90                     11.41          13.40
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000. The SEC effective date for Class A and Class B was March 1, 2005.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A                CLASS B
 Management Fees.......          1.00%                  1.00%
 12b-1 Fees............          0.25                   1.00
 Other Expenses
 (estimated) ..........          6.20                  27.07
                                 ----                  -----
   TOTAL FUND OPERATING
               EXPENSES          7.45%                 29.07%
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.75% for Class A Shares
   2.50% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                        1         3         5        10             1        3        5         10
 CLASS A          $1,269    $2,605    $3,877    $6,794        $1,269   $2,605   $3,877    $6,794
 CLASS B           2,861     6,104     7,993     9,391         2,557    5,973    7,942     9,391

PARTNERS SMALLCAP GROWTH FUND II
The Fund seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the Fund.


MAIN STRATEGIES

The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2004, this range was between approximately $59 million and $3.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Manager may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries .



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2001    -20.45
2002    -24.63
2003    45.09
2004    11.08

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             11.08                       N/A            N/A           -3.95
 CLASS A............(BEFORE TAXES)                             10.03                       N/A            N/A           -4.86
     (AFTER TAXES ON DISTRIBUTIONS)..........                   9.62                       N/A            N/A           -4.99
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)..............................                   7.05                       N/A            N/A           -4.11
 CLASS B..........................                              9.22                       N/A            N/A           -5.57
 Russell 2000 Growth Index ..................                  14.31                     -3.57           7.12
 Morningstar Small Growth Category Average ..                  12.09                     -0.55          10.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000.
 The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES*

                              CLASS A             CLASS B
 Management Fees.......        1.00%               1.00%
 12b-1 Fees............        0.25                0.91
 Other Expenses........        0.87                0.94
                               ----                ----
   TOTAL FUND OPERATING
               EXPENSES        2.12%               2.85%
 Fee Reduction and/or
 Expense Reimbursement.        0.17                0.15
                               ----                ----
           NET EXPENSES        1.95%               2.70%

 *The Manager has contractually agreed to reduce its fees and/or pay expenses of the
  Fund for a period of three years to insure the Net Expenses will not exceed 1.95%
  for Class A and 2.70% for Class B. This expense cap will continue in effect through
  June 30, 2008.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $762    $1,152    $1,591    $2,836        $762   $1,152   $1,591    $2,836
 CLASS B             673     1,138     1,647     2,861         273      838    1,447     2,861

PRINCIPAL LIFETIME 2010 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is weighted toward underlying funds that invest in fixed-income securities (see table below), the Fund is more subject to the risk of interest rate changes and credit risk than to the risks associated with a stock funds. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2010, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).

U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


The Fund's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Fund's overall price swings. However, the Fund's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            29.4%    Partners LargeCap Growth      4.4%
      Securities                          II
      Disciplined LargeCap       10.9     Partners LargeCap Value       3.2
      Blend
      International Growth        6.9     Preferred Securities          7.2
      LargeCap Growth             4.4     Real Estate Securities       14.1
      LargeCap Value              5.8     SmallCap S&P 600 Index        4.7
      Money Market                9.0

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The inception date of the Fund is March 1, 2001. Class A shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -4.45
2003    18.79
2004    11.76

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                  PAST 1 YEAR            PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..               11.76                  N/A              N/A            6.67
 CLASS A(BEFORE TAXES)               10.45                  N/A              N/A            5.42
     (AFTER TAXES ON
     DISTRIBUTIONS)....               9.61                  N/A              N/A            4.74
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               7.07                  N/A              N/A            4.26
 S&P 500 Index ........              10.87                   -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .               4.34                    7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............               5.71                    3.80          7.87
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 *The Fund's SEC effective date was March 1, 2001. The SEC effective date for Class A was March 1,
  2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A
 Management Fees.......         0.1225%
 12b-1 Fees............         0.2500
 Other Expenses
 (estimated) ..........         1.7500
                                ------
   TOTAL FUND OPERATING
               EXPENSES         2.1225%
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  1.30%.
  The Fund as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2004, the operating expenses of the underlying funds ranged from 0.15% to 1.35%. The Fund's investment return is net of the underlying funds' operating expenses.

 *

 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                      IF YOU SELL YOUR SHARES              IF YOU DO NOT SELL YOUR SHARES
 ----------------------------------------------------------
                        NUMBER OF YEARS YOU OWN YOUR SHARES
                     1         3         5        10           1         3         5        10
 CLASS A         $778    $1,201    $1,649    $2,886        $778    $1,201    $1,649    $2,886

PRINCIPAL LIFETIME 2020 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is weighted toward underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2020, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            25.0%    Partners LargeCap Value       8.4%
      Securities
      Disciplined LargeCap       16.8     Partners SmallCap Growth      1.5
      Blend                               II
      International Growth       10.0     Preferred Securities          6.7
      LargeCap Growth             6.3     Real Estate Securities       10.2
      LargeCap Value              4.6     SmallCap S&P 600 Index        2.6
      Partners LargeCap           6.3     SmallCap Value                1.6
      Growth II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The inception date of the Fund is March 1, 2001. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -7.00
2003    21.58
2004    12.32

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             12.32                     N/A              N/A            6.62
 CLASS A............(BEFORE TAXES)                             10.90                     N/A              N/A            5.27
     (AFTER TAXES ON DISTRIBUTIONS)...........                 10.14                     N/A              N/A            4.64
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)..................................                  7.37                     N/A              N/A            4.16
 CLASS B..........................                             10.08                     N/A              N/A            4.48
 S&P 500 Index ...............................                 10.87                      -2.30         12.07
 Lehman Brothers Aggregate Bond Index ........                  4.34                       7.71          7.72
 Morningstar Moderate Allocation Category
 Average .....................................                  8.62                       2.17          9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A                CLASS B
 Management Fees.......         0.1225%                0.1225%
 12b-1 Fees............         0.2500                 1.0000
 Other Expenses
 (estimated) ..........         1.2500                 4.5900
                                ------                 ------
   TOTAL FUND OPERATING
               EXPENSES         1.6225%                5.7125%
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.40% for Class A Shares
   2.15% for Class B Shares
  The Fund as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2004, the operating expenses of the underlying funds ranged from 0.15% to 1.35%. The Fund's investment return is net of the underlying funds' operating expenses.

 *

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $730    $1,057    $1,406    $2,386        $730   $1,057   $1,406    $2,386
 CLASS B             966     1,988     2,998     4,385         569    1,695    2,805     4,385

PRINCIPAL LIFETIME 2030 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is weighted toward underlying funds that invest in equity securities (see table below), the Fund is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2030, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             18.9%    Partners LargeCap Value      9.6%
      Securities
      Disciplined LargeCap        19.7     Partners SmallCap Growth     2.0
      Blend                                II
      International Growth        11.6     Preferred Securities         4.8
      LargeCap Growth              7.2     Real Estate Securities       8.4
      LargeCap Value               5.3     SmallCap S&P 600 Index       3.1
      Partners LargeCap Growth     7.3     SmallCap Value               2.1
      II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.71%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The inception date of the Fund is March 1, 2001. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -10.05
2003    23.31
2004    12.83

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             12.83                     N/A              N/A            5.95
 CLASS A............(BEFORE TAXES)                             11.41                     N/A              N/A            4.61
     (AFTER TAXES ON DISTRIBUTIONS)...........                 10.74                     N/A              N/A            4.04
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)..................................                  7.72                     N/A              N/A            3.64
 CLASS B..........................                             10.58                     N/A              N/A            3.82
 S&P 500 Index ...............................                 10.87                      -2.30         12.07
 Lehman Brothers Aggregate Bond Index ........                  4.34                       7.71          7.72
 Morningstar Moderate Allocation Category
 Average .....................................                  8.62                       2.17          9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A                CLASS B
 Management Fees.......         0.1225%                0.1225%
 12b-1 Fees............         0.2500                 1.0000
 Other Expenses........         1.5000                 5.7300
                                ------                 ------
   TOTAL FUND OPERATING
               EXPENSES         1.8725%                6.8525%
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.40% for Class A Shares
   2.15% for Class B Shares
  The Fund as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2004, the operating expenses of the underlying funds ranged from 0.15% to 1.35%. The Fund's investment return is net of the underlying funds' operating expenses.

 *

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------
                         1         3         5        10           1        3        5         10
 CLASS A           $  754    $1,129    $1,528    $2,639        $754   $1,129   $1,528    $2,639
 CLASS B            1,071     2,282     3,452     5,011         679    1,999    3,270     5,011

PRINCIPAL LIFETIME 2040 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets.Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund is heavily weighted toward underlying funds that invest in equity securities (see table below), the Fund is subject to the risks associated with stock funds. The Fund also invests to a limited degree in underlying funds that invest in fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2040, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS

.. Interest rate changes. The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)

.. U.S. Government Sponsored Securities. The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Fund's assets were allocated among the following underlying funds

      Bond & Mortgage            12.3%    Partners LargeCap Value      11.3%
      Securities
      Disciplined LargeCap       22.7     Partners SmallCap Growth      2.6
      Blend                               II
      International Growth       13.1     Preferred Securities          3.4
      LargeCap Growth             8.5     Real Estate Securities        5.3
      LargeCap Value              6.1     SmallCap S&P 600 Index        3.6
      Partners LargeCap           8.5     SmallCap Value                2.6
      Growth II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.71%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The inception date of the Fund is March 1, 2001. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -12.61
2003    24.48
2004    13.00

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             13.00                     N/A              N/A            5.97
 CLASS A............(BEFORE TAXES)                             11.57                     N/A              N/A            4.63
     (AFTER TAXES ON DISTRIBUTIONS)...........                 11.01                     N/A              N/A            4.14
     (AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     SHARES)..................................                  7.84                     N/A              N/A            3.71
 CLASS B..........................                             10.74                     N/A              N/A            3.85
 S&P 500 Index ...............................                 10.87                      -2.30         12.07
 Lehman Brothers Aggregate Bond Index ........                  4.34                       7.71          7.72
 Morningstar Moderate Allocation Category
 Average .....................................                  8.62                       2.17          9.24
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was March 1, 2001. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES*

                                CLASS A                CLASS B
 Management Fees.......         0.1225%                 0.1225%
 12b-1 Fees............         0.2500                  1.0000
 Other Expenses
 (estimated) ..........         3.7100                 15.7700
                                ------                 -------
   TOTAL FUND OPERATING
               EXPENSES         4.0825%                16.8925%
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.40% for Class A Shares
   2.15% for Class B Shares
  The Fund as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2004, the operating expenses of the underlying funds ranged from 0.15% to 1.35%. The Fund's investment return is net of the underlying funds' operating expenses.

 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                       IF YOU SELL YOUR SHARES               IF YOU
                                                                                                                             DO NOT
 ---------------------------------------------------------------------------------------------------------------------------- SELL
                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES   YOUR
                                                                                                                             SHARES
                                                                                       1         3         5        10       -----10
 CLASS A-------------------------------------------------------------------------$  961----$1,745----$2,542----$4,602--------$  96$1
 CLASS B                                                                          1,941     4,427     6,372     8,364         1,58 4

PRINCIPAL LIFETIME 2050 FUND
The Fund seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Fund achieve its investment objective.


In deciding how to allocation the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Fund's target time horizon. There are no minimum or maximum percentages in which the Fund must invest in any underlying fund. As the Fund primarily invests in underlying funds that invest in equity securities (see table below), the primarily risks of the Fund are those associated with stock funds. The Fund also invests in fixed-income underlying funds. At any time, Principal may add or substitute underlying funds in which the Fund invests.


Principal intends to gradually shift the Fund's allocation among the underlying funds so that within five to ten years after the year 2050, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund, a Fund that invests primarily in fixed-income securities. At that time, the Fund may be combined with the Principal LifeTime Strategic Income Fund. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Funds is in the best interests of the Funds' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Fund's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Fund (e.g., a reduction in the Fund's net asset value) may leave the Fund in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS

.. Interest rate changes. The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)

.. U.S. Government Sponsored Securities. The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage             6.6%    Partners LargeCap Value      12.5%
      Securities
      Disciplined LargeCap       25.2     Partners SmallCap Growth      3.1
      Blend                               II
      International Growth       15.3     Preferred Securities          1.9
      LargeCap Growth             9.5     Real Estate Securities        2.4
      LargeCap Value              6.8     SmallCap S&P 600 Index        4.2
      Partners LargeCap           9.4     SmallCap Value                3.1
      Growth II




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.72%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The inception date of the Fund is March 1, 2001. Class A shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -15.72
2003    26.44
2004    13.29

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share class of the Fund.
 The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                  PAST 1 YEAR            PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..               13.29                  N/A              N/A            4.70
 CLASS A(BEFORE TAXES)               11.74                  N/A              N/A            3.27
     (AFTER TAXES ON
     DISTRIBUTIONS)....              11.25                  N/A              N/A            2.81
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               7.96                  N/A              N/A            2.54
 S&P 500 Index ........              10.87                   -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .               4.34                    7.71          7.72
 Morningstar Large
 Blend Category Average               9.96                   -1.77         10.42
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 *The Fund's SEC effective date was March 1, 2001. The SEC effective date for Class A was March 1,
  2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS

 FUND OPERATING EXPENSES

                                CLASS A
 Management Fees.......         0.1225%
 12b-1 Fees............         0.2500
 Other Expenses
 (estimated) ..........        19.6300
                               -------
   TOTAL FUND OPERATING
               EXPENSES        20.0025%

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  1.50%.
  The Fund as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2004, the operating expenses of the underlying funds ranged from 0.15% to 1.35%. The Fund's investment return is net of the underlying funds' operating expenses.

 *

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                        1         3         5        10             1        3        5         10
 CLASS A          $2,319    $5,060    $7,041    $9,911        $2,319   $5,060   $7,041    $9,911

PRINCIPAL LIFETIME STRATEGIC INCOME FUND
The Fund seeks high current income.

MAIN STRATEGIES

To pursue its goal, the Fund invests in shares of other Funds of the Principal Investors Fund (the "underlying funds"). The underlying funds are intended to give the Fund moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Fund invests.

In deciding how to allocate the Fund's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. As the Fund invests primarily in underlying funds that invest in fixed-income securities (see table below), the Fund is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. The Fund may also invest in underlying funds which invest primarily in equity securities.


MAIN RISKS

The Fund's investments are concentrated in the underlying funds and, as a result, the Fund's performance is directly related to their performance. The Fund's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing.Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolio. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.

.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). Purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Fund's assets were allocated among the following underlying funds:

      Bond & Mortgage            34.3%    Partners LargeCap Growth      2.2%
      Securities                          II
      Disciplined LargeCap        5.5     Partners LargeCap Value       2.9
      Blend
      International Growth        3.7     Preferred Securities          7.3
      LargeCap Growth             2.3     Real Estate Securities       18.2
      LargeCap Value              1.6     SmallCap S&P 600 Index        2.1
      Money Market               19.9




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.63%. The combined total expenses for the Fund may be higher or lower depending on the allocation of its assets among the underlying funds.

The inception date of the Fund is March 1, 2001. Class A shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -1.69
2003    15.29
2004    11.06

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share class of the Fund.
 The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                  PAST 1 YEAR            PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..               11.06                  N/A              N/A            6.67
 CLASS A(BEFORE TAXES)                9.76                  N/A              N/A            5.43
     (AFTER TAXES ON
     DISTRIBUTIONS)....               8.81                  N/A              N/A            4.69
     (AFTER TAXES ON
     DISTRIBUTIONS AND
     SALE OF SHARES)...               6.57                  N/A              N/A            4.23
 S&P 500 Index ........              10.87                   -2.30         12.07
 Lehman Brothers
 Aggregate Bond Index .               4.34                    7.71          7.72
 Morningstar
 Conservative
 Allocation Category
 Average ..............               5.71                    3.80          7.87
  Index performance does not reflect deductions for
  fees, expenses or taxes.
 *The Fund's SEC effective date was March 1, 2001. The SEC effective date for Class A was March 1,
  2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A
 Management Fees.......         0.1225%
 12b-1 Fees............         0.2500
 Other Expenses
 (estimated) ..........         3.1100
                                ------
   TOTAL FUND OPERATING
               EXPENSES         3.4825%

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  1.30%.
  The Fund as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of October 31, 2004, the operating expenses of the underlying funds ranged from 0.15% to 1.35%. The Fund's investment return is net of the underlying funds' operating expenses.

 *

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $905    $1,582    $2,278    $4,115        $905   $1,582   $2,278    $4,115

REAL ESTATE SECURITIES FUND
The Fund seeks to generate a total return.

MAIN STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.

In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Fund invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Fund is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As Principal allocates more of the Fund's portfolio holdings to the real estate sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    7.86
2003    38.38
2004    34.11

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                        34.11                            N/A            N/A           23.49
 CLASS A............(BEFORE TAXES)                        33.16                            N/A            N/A           22.61
     (AFTER TAXES ON DISTRIBUTIONS).                      31.04                            N/A            N/A           20.93
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                      22.53                            N/A            N/A           18.86
 CLASS B..........................                        32.24                            N/A            N/A           21.76
 Morgan Stanley REIT Index .........                      31.49                          21.67          14.42
 Morningstar Specialty - Real Estate
 Category Average...................                      31.88                          21.36          15.10
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class B was March
  1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.85%    0.85%
 12b-1 Fees..........................   0.25     0.91
 Other Expenses......................   0.47     0.51
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.57%    2.27%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $726    $1,042    $1,381    $2,335        $726   $1,042   $1,381    $2,335
 CLASS B             630     1,009     1,415     2,347         230      709    1,215     2,347

SMALLCAP BLEND FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of December 31, 2004, this range was between approximately $59 million and $3.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -17.07
2003    42.91
2004    16.46

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                            PAST 1 YEAR               PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                             16.46                       N/A            N/A           12.14
 CLASS A............(BEFORE TAXES)                             15.67                       N/A            N/A           11.38
     (AFTER TAXES ON DISTRIBUTIONS)..........                  14.68                       N/A            N/A           11.03
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)..............................                  11.35                       N/A            N/A            9.79
 CLASS B..........................                             14.83                       N/A            N/A           10.57
 Russell 2000 Index .........................                  18.33                      6.61          11.54
 Morningstar Small Blend Category Average ...                  18.86                     11.84          13.10
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The Fund's SEC effective date was December 6, 2000. The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.75%    0.75%
 12b-1 Fees..........................   0.22     0.93
 Other Expenses......................   0.47     0.49
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.44%    2.17%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $713    $1,004    $1,317    $2,200        $713   $1,004   $1,317    $2,200
 CLASS B             620       979     1,364     2,231         220      679    1,164     2,231

SMALLCAP VALUE FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2004, this range was between approximately $80 million and $3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Principal equity investment philosophy is based on the belief that superior stock selection is the key to consistent out-performance. Superior stock selection is achieved by a combination of systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation. To leverage our stock selection skills as the primary drivers of relative performance, Principal seek to maximize global information advantages and neutralize unintended portfolio risks.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Fund's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.




FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.

INITIAL PUBLIC OFFERINGS ("IPOS") . The Fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October
31, 2004 was 163.5%.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -2.63
2003    43.64
2004    19.96

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS................                      19.96                            N/A            N/A           17.59
 CLASS A............(BEFORE TAXES)                        18.83                            N/A            N/A           16.49
     (AFTER TAXES ON DISTRIBUTIONS).                      16.44                            N/A            N/A           14.93
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                      13.09                            N/A            N/A           13.48
 CLASS B..........................                        17.95                            N/A            N/A           15.62
 Russell 2000 Value Index ..........                      22.25                          17.23          15.17
 Morningstar Small Value Category
 Average ...........................                      20.58                          15.81          15.01
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class B was March
  1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES*

                                CLASS A                CLASS B
 Management Fees.......          0.75%                  0.75%
 12b-1 Fees............          0.25                   1.00
 Other Expenses
 (estimated) ..........          8.67                  38.26
                                 ----                  -----
   TOTAL FUND OPERATING
               EXPENSES          9.67%                 40.01%
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.70% for Class A Shares
   2.45% for Class B Shares

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                        1         3         5        10             1        3        5         10
 CLASS A          $1,465    $3,123    $4,629    $7,821        $1,465   $3,123   $4,629    $7,821
 CLASS B           3,561     6,922     8,358     9,098         3,301    6,840    8,335     9,098

DIVERSIFIED INTERNATIONAL FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October
31, 2004 was 160.2%.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -16.38
2003    33.98
2004    20.23

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                        20.23                            N/A           N/A             3.14
 CLASS A............(BEFORE TAXES)                        19.62                            N/A           N/A             2.62
     (AFTER TAXES ON DISTRIBUTIONS).                      19.16                            N/A           N/A             2.32
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                      13.34                            N/A           N/A             2.13
 CLASS B                                                  19.03                            N/A           N/A             2.11
 MSCI EAFE (Europe, Australia, Far
 East) Index - ND ..................                      20.25                          -1.13          5.62
 Morningstar Foreign Large Blend
 Category Average...................                      17.59                          -2.93          6.39
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class B was March
  1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.90%    0.90%
 12b-1 Fees..........................   0.17     0.56
 Other Expenses......................   0.34     0.45
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   1.41%    1.91%

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $710     $996     $1,302     $2,169          $710    $996    $1,302     $2,169
 CLASS B               594      900      1,236      2,042           194     600     1,032      2,042

INTERNATIONAL EMERGING MARKETS FUND
The Fund seeks long-term growth of capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:

.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.




SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    -6.82
2003    56.95
2004    25.91

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                        PAST 1 YEAR                   PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                         25.91                           N/A           N/A            15.83
 CLASS A............(BEFORE TAXES)                         24.98                           N/A           N/A            14.97
     (AFTER TAXES ON DISTRIBUTIONS)...                     23.58                           N/A           N/A            14.46
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES)..................                     17.75                           N/A           N/A            12.90
 CLASS B..........................                         24.15                           N/A           N/A            14.20
 MSCI Emerging Markets Free Index - ID                     22.45                          2.09          0.98
 Morningstar Diversified Emerging
 Markets Category Average ............                     23.75                          4.29          4.71
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class was March 1,
  2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   1.35%    1.35%
 12b-1 Fees..........................   0.25     0.83
 Other Expenses......................   0.50     0.59
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   2.10%    2.77%

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $776    $1,195    $1,639    $2,866        $776   $1,195   $1,639    $2,866
 CLASS B             680     1,159     1,664     2,864         280      859    1,464     2,864

BOND & MORTGAGE SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended October 31, 2004, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

54.65% in securities      18.12% in securities       3.89% in securities rated
rated Aaa                 rated Baa                  B
6.48% in securities       3.99% in securities rated  0.46% in securities rated
rated Aa                  Ba                         Caa
12.41% in securities
rated A



MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Fund. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

PORTFOLIO DURATION. . The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Fund may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Fund's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Fund's trading costs and may have an adverse impact on the Fund's performance.The portfolio turnover rate for the Fund for the twelve month period ended October 31, 2004 was 150.5%.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

2002    9.27
2003    4.04
2004    4.75

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                         4.75                            N/A           N/A             5.86
 CLASS A............(BEFORE TAXES)                         4.35                            N/A           N/A             5.45
     (AFTER TAXES ON DISTRIBUTIONS).                       2.94                            N/A           N/A             3.68
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                       2.82                            N/A           N/A             3.57
 CLASS B..........................                         3.66                            N/A           N/A             4.75
 Lehman Brothers Aggregate Bond
 Index .............................                       4.34                           7.71          7.72
 Morningstar Intermediate-Term Bond
 Category Average...................                       3.81                           6.83          6.92
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A and Class B was March
  1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES*

                                CLASS A                 CLASS B
 Management Fees.......          0.54%                   0.54%
 12b-1 Fees............          0.20                    0.78
 Other Expenses........          0.25                    0.33
                                 ----                    ----
   TOTAL FUND OPERATING
               EXPENSES          0.99%                   1.65%
 Fee Reduction and/or
 Expense Reimbursement.          0.05                    0.05
                                 ----                    ----
           NET EXPENSES          0.94%                   1.60%

 *The Manager has contractually agreed to reduce its fees and/or pay expenses of the Fund for a period of four years to insure the Net Expenses will not exceed
  0.94% for Class A and 1.60% for Class B. This expense cap will remain in effect through June 30, 2009.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $566     $760     $  972     $1,609          $566    $760    $972     $1,609
 CLASS B                563      805      1,073      1,674           163     505     873      1,674

GOVERNMENT SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Fund may be an appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    8.77
2003    1.70
2004    3.55

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                       PAST 1 YEAR                    PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                         3.55                            N/A           N/A             4.94
 CLASS A............(BEFORE TAXES)                         3.17                            N/A           N/A             4.56
     (AFTER TAXES ON DISTRIBUTIONS).                       1.75                            N/A           N/A             2.76
     (AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF SHARES)............                       2.04                            N/A           N/A             2.80
 CLASS B                                                   2.37                            N/A           N/A             3.75
 Lehman Brothers Government/Mortgage
 Index .............................                       4.08                           7.30          7.48
 Morningstar Intermediate Government
 Category Average...................                       3.39                           6.31          6.47
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was March 1, 2001.
 The SEC effective date for Class A and Class B was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.40%    0.40%
 12b-1 Fees..........................   0.19     0.92
 Other Expenses......................   0.18     0.23
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   0.77%    1.55%

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $550     $709     $  883     $1,384          $550    $709    $883     $1,384
 CLASS B                558      790      1,045      1,537           158     490     845      1,537

HIGH QUALITY SHORT-TERM BOND FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than four years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The inception date of the Fund is December 6, 2000. Class A shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    7.67
2003    2.87
2004    1.22

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share class of the Fund.
 The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                        PAST 1 YEAR                   PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                          1.22                           N/A           N/A             4.28
 CLASS A............(BEFORE TAXES)                          0.87                           N/A           N/A             3.91
     (AFTER TAXES ON DISTRIBUTIONS)...                     -0.24                           N/A           N/A             2.21
     (AFTER TAXES ON DISTRIBUTIONS AND
     SALE OF SHARES)..................                      0.56                           N/A           N/A             2.31
 Lehman Brothers Mutual Fund 1-5
 Gov't/Credit Index...................                      1.85                          6.21          6.51
 Morningstar Short-Term Bond Category
 Average .............................                      1.60                          4.91          5.52
  Index performance does not reflect deductions for fees, expenses or taxes.
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective date for Class A shares was March 1,
  2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                        CLASS A
 Management Fees......................   0.40%
 12b-1 Fees...........................   0.15
 Other Expenses (estimated) ..........   0.20
                                         ----
         TOTAL FUND OPERATING EXPENSES   0.75%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $225     $386     $561     $1,066          $225    $386    $561     $1,066

INFLATION PROTECTION FUND
The Fund seeks to provide current income and real (after-inflation) total returns.

MAIN STRATEGIES

Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a "real rate of return" - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment's inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:
.. inflation protected debt securities issued by the U.S. Treasury and U.S.
  Government sponsored entities as well as inflation protected debt securities issued by corporations;
.. inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
.. floating rate notes;
.. adjustable rate mortgages;
.. derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and .. commodity-linked derivative instruments, including swap agreements, commodity options, futures, and options on futures.

The Fund invests primarily in investment grade securities, but may invest up to 15% of the Fund's assets in high yield securities ("junk bonds") rated CCC or higher by Moody's or Standard & Poor's or, if unrated, determined by the Sub-Advisor, Principal, to be of comparable quality.


The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality debt securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other debt securities.


INTEREST RATE CHANGES . The value of the debt securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of the securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of the securities. To the extent that changes in interest rates reflect changes in inflation, this risk maybe mitigated.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.



PORTFOLIO DURATION . The average portfolio duration of the Fund normally varies between three and six-years and is based on the Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is six years, a change of 1% in the market's yield results in a change of approximately 6% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.



HIGH YIELD SECURITIES . Debt securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Fund.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if the Sub-Advisor's judgment proves incorrect.



FOREIGN EXPOSURE . Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

SECTOR RISK . The Fund is subject to sector risk; that is, the possibility that a certain sector may under perform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector or a particular issuer, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector or issuer.



DEFLATION . If inflation is negative, the principal and coupon payment may be adjusted lower.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The inception date of the Fund is December 13, 2004. Class A shares were added to the Fund on March 1, 2005.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A
 Management Fees.......          0.40%
 12b-1 Fees............          0.25
 Other Expenses
 (estimated) ..........          8.69
                                 ----
   TOTAL FUND OPERATING
               EXPENSES          9.34%

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  1.10%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                        1         3         5        10             1        3        5         10
 CLASS A          $1,345    $2,974    $4,465    $7,661        $1,345   $2,974   $4,465    $7,661

PREFERRED SECURITIES FUND
The Fund seeks to provide current income.

MAIN STRATEGIES

The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its assets in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries.

The rest of the Fund's assets may be invested in:
.. common stocks;
.. debt securities; and
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.


Spectrum seeks to build a diversified portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.


MAIN RISKS

As with any security, the securities in which the Fund invests have associated risks. These include risks of:


TAXABLE PREFERRED SECURITIES . Taxable preferred securities are a comparatively new asset class. Taxable preferred securities are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Taxable preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. Taxable preferred securities have some characteristics of equity due to their subordinated position in an issuer's capital structure and ability to defer payments (along with any payments on preferred and common stock) without causing a default.



SECTOR RISK . It may be difficult to spread the Fund's assets across a wide range of industry groups, which may subject the Fund to industry concentration risk despite adequate company diversification. Therefore, the Fund is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended, which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers.

The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Fund may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



STOCK MARKET VOLATILITY . The net asset value of the Fund's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



HEDGING STRATEGIES . The Fund may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. Spectrum believes the use of these instruments will benefit the Fund. However, the Fund's performance could be worse than if the Fund had not used such instruments if Spectrum's judgment proves incorrect.



U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

The inception date of the Fund is December 15, 2003. Class A shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2003    10.72
2004    4.36

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A shares because the Class A shares invest in the same portfolio of securities. The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended
 December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class A share class of the Fund.
 The adjustments result in lower performance than the historical performance of the Institutional Class shares.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                           PAST 1 YEAR                PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 INSTITUTIONAL CLASS..............                            4.36                         N/A           N/A             7.50
 CLASS A............(BEFORE TAXES)                            3.74                         N/A           N/A             6.86
     (AFTER TAXES ON DISTRIBUTIONS)........                   2.00                         N/A           N/A             5.49
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................                   2.43                         N/A           N/A             5.07
 Lehman Brothers Aggregate Bond Index .....                   4.34                        7.71          7.72
 Morningstar Intermediate-Term Bond
 Category Average..........................                   3.81                        6.83          6.92
  Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for the Institutional Class was May 1, 2002. The SEC effective date for Class A was March 1, 2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                CLASS A
 Management Fees.......          0.75%
 12b-1 Fees............          0.25
 Other Expenses
 (estimated) ..........          4.76
                                 ----
   TOTAL FUND OPERATING
               EXPENSES          5.76%

 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to Class A shares on an annualized basis) not to exceed
  1.35%.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -------------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                        1         3         5        10             1        3        5         10
 CLASS A          $1,022    $2,102    $3,167    $5,757        $1,022   $2,102   $3,167    $5,757

TAX-EXEMPT BOND FUND
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations.

MAIN STRATEGIES

The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are: municipal bonds which are rated in the four highest grades by Moody's Investors Service, Inc. ("Moody's"); municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or Standard & Poor's Rating Service ("S&P"), or if unrated, are of comparable quality in the opinion of the Manager. During normal market conditions, the Fund will not invest more than 20% of its assets in securities that do not meet the criteria stated above; taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.


Up to 20% of Fund assets may be invested in fixed-income securities rated lower than BBB by S&P or Baa by Moody's. The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.


MAIN RISKS

The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations that are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.


Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. The value of debt securities may also be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE

The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

As the inception date of the Fund is March 1, 2005, historical performance data is not available.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES*

                               CLASS A                CLASS B
 Management Fees.......        0.50    %
 12b-1 Fees............
 Other Expenses........
                               --------                -----
   TOTAL FUND OPERATING
               EXPENSES            0.77%               1.16%
 Fee Reduction and/or
 Expense Reimbursement.
                               --------                -----
           NET EXPENSES            0.76%               1.15%
 *The Manager has contractually agreed to reduce its fees and/or pay expenses of the Fund for a period of three years to insure the Net Expenses will not exceed 0.76% for Class A and 1.15% for Class B. This waiver will remain in effect through June 30, 2008.



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $549     $706     $879     $1,381          $549    $706    $879     $1,381
 CLASS B                  517      665      834      1,243           117     365     634      1,243

MONEY MARKET FUND
The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;

.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;

.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.



MAIN RISKS

As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Fund invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Fund's stream of income and decrease the Fund's yield.

INTEREST RATE RISK . The value of the Fund's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Fund.


U.S. GOVERNMENT SPONSORED SECURITIES . The Fund may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE

The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The inception date of the Fund is December 6, 2000. Class A and Class B shares were added to the Fund on March 1, 2005.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO
2002    1.49
2003    0.80
2004    1.01

 The year-by-year total returns shown in the bar chart are for the Institutional Class shares which are not offered in this prospectus but which would have similar returns to the Class A and Class B shares because the Class A and Class B shares invest in the same portfolio of securities.
 The annual returns of each class will differ only to the extent the Classes do not have the same expenses. The performance table below shows, for the indicated periods ended December 31, 2004, the annual total return of the Institutional Class shares as well as the annual total return of the Institutional Class shares adjusted to reflect the expenses of the new Class
 A and Class B share classes of the Fund. The adjustments result in lower performance than the historical performance of the Institutional Class shares.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                             PAST 1 YEAR          PAST 5 YEARS          PAST 10 YEARS            LIFE OF FUND*
 INSTITUTIONAL CLASS..............              1.01                  N/A                    N/A                     1.66
 CLASS A..........................              0.78                  N/A                    N/A                     1.43
 CLASS B..........................              0.49                  N/A                    N/A                     1.13
 *The SEC effective date for the Institutional Class was March 1, 2001. The SEC effective for Class A and Class B was March 1,
  2005.


FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS (ESTIMATED)

 FUND OPERATING EXPENSES

                                       CLASS A  CLASS B
 Management Fees.....................   0.40%    0.40%
 12b-1 Fees..........................   0.00     0.22
 Other Expenses......................   0.23     0.30
                                        ----     ----
        TOTAL FUND OPERATING EXPENSES   0.63%    0.92%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $ 64     $202     $351     $  786          $64     $202    $351     $  786
 CLASS B                  510      632      754      1,010           94      293     509      1,010

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS B
                                                    -------------  ------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES (AS A %
OF OFFERING PRICE)                                      /
 All Growth Oriented Funds except LargeCap S&P 500
 Index Fund                                          5.75%/(1)/      None
 All Income Oriented Funds except High Quality
 Short-Term Bond Fund                                4.75%/(1)/      None
 LargeCap S&P 500 Index and High Quality
 Short-Term Bond Funds                               1.50%/(1)/       N/A
 Money Market Fund                                  None             None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO CHARGE)
 All Funds except LargeCap S&P 500 Index and High
 Quality Short-Term Bond Funds                       0.75%/(2)/      4.00%/(3)/
 LargeCap S&P 500 Index and High Quality
 Short-Term Funds                                    0.25%/(2)/       N/A
REDEMPTION OR EXCHANGE FEE (AS A % OF AMOUNT
REDEEMED/EXCHANGED)                                     /               /
 All Funds except Money Market Fund                  1.00%/(4)(5)/   1.00%/(5)/
 Money Market Fund                                  None             None




/ //(//1)/ Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end sales charge - Class A shares."
/ //(//2)/ A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
/ //(//3)/ Contingent deferred sales charges are reduced after 12 months and eliminated after 6 years.
/ //(//4)/ Redemption fees are charged on redemptions of $30,000 or more of shares redeemed within 30 days after they are purchased.
/ //(//5)/ Exchange fees are charged on redemptions of $30,000 or more of shares exchanged from one Fund to another Fund within 30 days after they are purchased.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.


ONE-TIME FEES
.. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).
  . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  . Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
.. A redemption fee* of 1.00% is charged on redemptions of Class A shares of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee does not apply to redemptions made: through a periodic withdrawal plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed at the time of redemption.
.. An exchange fee* of 1.00% is charged on exchanges among the Funds if $30,000 or more and if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value of the shares exchanged at the time of the exchange.

  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from Money Market Fund.

CHOOSING A SHARE CLASS
You may purchase Class A or Class B shares of each Fund with certain limitations.* Your decision to purchase a particular class depends on a number of factors including:
.. the dollar amount you are investing;
.. the amount of time you plan to hold the investment; and

.. any plans to make additional investments in the Principal Investors Funds.
  * If you are making an initial purchase of Principal Investors Funds of $100,000 or more and have selected Class B shares, the purchase will be of Class A shares of the Fund(s) you have selected.
  * If you are making subsequent purchases into your existing Principal Investors Fund Class B share accounts and the new balance (existing account balance(s) plus new purchase) is $100,000 or more, the subsequent purchases will be of Class A shares of the Fund(s) you have selected.

In addition, you might consider:
.. Class A shares if you are making an investment that qualifies for a reduced sales charge; or
.. Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years.

Class A Shares
--------------
.. You generally pay a sales charge on an investment in Class A shares.
.. Class A shares generally have lower annual operating expenses than Class B shares.
.. If you invest $50,000 or more, the sales charge is reduced.
.. You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
--------------
.. You do not pay a sales charge on an investment in Class B shares.
.. If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
.. If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
.. Class B shares generally have higher annual operating expenses than Class A shares.

FRONT-END SALES CHARGE: CLASS A SHARES

There is no sales charge on purchases of Class A shares of Money Market Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                    ALL INCOME-ORIENTED FUNDS EXCEPT HIGH QUALITY SHORT-TERM BOND FUND
                    ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 4.75%      4.99%                                   4.00%
 $50,000 but less than $100,000                    4.25%      4.44%                                   3.75%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.25%
 $250,000 but less than $500,000                   2.50%      2.56%                                   2.00%
 $500,000 but less than $1,000,000                 1.50%      1.52%                                   1.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%



                       ALL GROWTH-ORIENTED FUNDS EXCEPT LARGECAP S&P 500 INDEX FUND
                       ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.75%      6.10%                                   5.00%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   2.75%      2.83%                                   2.25%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.50%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                      HIGH QUALITY SHORT-TERM BOND AND LARGECAP S&P 500 INDEX FUNDS
                      ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               -------------
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                    1.25%      1.27%                                   1.00%
 100,000 but less than $250,000                    1.00%      1.10%                                   0.75%
 $250,000 but less than $500,000                   0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                 0.50%      0.50%                                   0.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.25%




The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Investors Fund 401(a) or Principal Investors Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
.. to satisfy IRS minimum distribution rules; and .. using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some, but not all, of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Investors Fund continue to be subject to the CDSC until the CDSC expires.


Broker-dealers that sell Principal Investors Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.


SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you must let your financial advisor or the Fund know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of sales charge (Class A shares)
---------------------------------------
A Fund's Class A shares may be purchased without a sales charge:
.. by its Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Principal Global Investors LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by unit investment trusts sponsored by any member company of the Principal
  Financial Group;
.. to fund non-qualified plans administered by a member company of the Principal
  Financial Group pursuant to a written service agreement;
.. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if 1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group, and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from any terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above;

.. by shareholders redeeming shares of a Principal Mutual Fund (after July 1,
  2005); and
.. by any investor who buys Class A Shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities.

Reduction of sales charge (Class A shares)
------------------------------------------

1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Investors Funds' (excluding Money Market Fund) shares purchased (and still owned) by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Investors Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day look-back period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made (or shares are sold during the 13 month (24 month) period), sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day look-back period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A, Class B and Class J share accounts already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. The balance of the existing accounts as of the date of the subsequent purchase(s) is used in this calculation. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange for other Principal Investors Fund shares.

4) The sales charge table below applies to the following types of purchases of Class A shares:
  . investment of death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death;
  . by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plan accounts which started prior to March 1, 2002) if the employer is a member of the Pennsylvania Chamber of Commerce; and
  . by qualified plans administered by GWFS Equities, Inc.

                                              SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                              -----------------------          -------------------------
     AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                 ------------------------------------  -----------------
     Less than $500,000                      2.50%              2.56%                    2.10%
     $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

     $1,000,000 or more                 no sales charge




5) Employer sponsored plans opened prior to March 1, 2002. Retirement plans meeting the requirements of Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) for which administrative services are provided by GWFS Equities, Inc., and other employer sponsored retirement plans (including 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plan accounts), opened prior to March 1, 2002.
  . If Class A shares are used:
    . all plan investments are treated as made by a single investor to determine the applicable sales charge;
    . the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
    . if the investment is $250,000 or more, the regular sales charge table is used.
  . If Class B shares are used, contributions into the plan after the plan assets are $100,000 or more are used to buy Class A shares.
  . Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

CONTINGENT DEFERRED SALES CHARGE: CLASS B SHARES
.. The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
.. The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
.. In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC.

.. Shares subject to the CDSC that are exchanged into another Principal Investors
  Fund continue to be subject to the CDSC until the CDSC expires.
.. Princor receives the proceeds of any CDSC.

Class B shares
--------------
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years (five years for certain sponsored plans) after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:

  YEARS SINCE PURCHASE PAYMENTS MADE   CDSC AS A % OF DOLLAR AMOUNT
  ----------------------------------  ------------------------------
   2 years or less                                4.00%
   more than 2 years, up to 4 years               3.00
   more than 4 years, up to 5 years               2.00
   more than 5 years, up to 6 years               1.00
   more than 6 years                               None

The CDSC is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when sold. The Fund from which the shares are sold is used to determine the percentage of CDSC, if any.


Waiver of the sales charge (Class B shares)
-------------------------------------------
The CDSC is waived on Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code; .. from retirement plans to satisfy minimum distribution rules under the Code;
.. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from small balance accounts;
.. through a systematic withdrawal plan (certain limits apply);
.. from a retirement plan to assure the plan complies with Sections 401(k),
  401(m), 408(k) or 415 of the Code;
.. from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55;
.. from a retirement plan meeting the requirements of Section 401 of the Code
  (401(k), Profit Sharing and Money Purchase Pension Plans) that has provided us with its notice of intent (on or before November 30, 2002) to transfer its assets to a group annuity contract distributed by Principal Life; or
.. from an account in a qualified plan administered by GWFS Equities, Inc. unless the sale is associated with the termination of the plan.

NOTE: To have your Class B CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

ONGOING FEES
Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES

Each of the Funds (except Money Market Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

..Class A shares (except High Quality Short-Term Bond, LargeCap S&P
  500 Index and Money Market)                                            0.25%
..Class A shares of High Quality Short-Term Bond and LargeCap S&P 500
  Index                                                                  0.15%
..  Class B shares                                                        1.00%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Funds. It does apply to the underlying funds in which the LifeTime Funds invest.The Statement of Additional Information
(SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES

Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS

The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Funds may invest up to 5% of its assets in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES

To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Diversified International and International Emerging Markets Funds may each invest Fund assets in securities of foreign companies.The other Funds (except Government Securities) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Funds (except Government Securities) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Short-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Partner LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value and Preferred Securities Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


LIFETIME FUNDS
The performance and risks of each LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a LifeTime Fund allocates to stock funds, the greater the expected risk.

For Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each Lifetime Fund's (except the Lifetime Strategic Income Fund) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Fund's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Fund.


If you are considering investing in a LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Fund is managed with the assumption that the investor will invest in a LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Fund indirectly bears its pro-rata share of the expenses of the underlying funds as well as directly incurring expenses. Therefore, investment in a LifeTime Fund is more costly than investing directly in the underlying funds.


PORTFOLIO TURNOVER

"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund's performance. No turnover rate can be calculated for the Funds as they are new.



Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the Manager for the Fund. Through the Management Agreement with the Fund, the Manager has agreed to handle the investment advisory services and provide certain corporate administrative services for the Fund. The Fund and the Manager have entered into a Portfolio Accounting Services Agreement under which the Manager provides portfolio accounting services.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John D. Phillips, Jr.





MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2004, American Century managed $97.9 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Growth II  Prescott LeGard
                                        Gregory Woodhams

E.A. PRESCOTT LEGARD, CFA . Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.



GREGORY J. WOODHAMS, CFA . Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor's degree in Economics from Rice University and a Master's degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           LargeCap Growth              Anthony Rizza





ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Kenneth G. Mertz II
                                        Stacey L. Sears





KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.

SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $422.8 billion in total assets under management and/or distribution as of December 31, 2004 (including seed capital and excluding assets under supervision).

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Melissa R. Brown
                                        Gary Chropuvka
                                        Robert C. Jones





MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity ("GQE") group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.



GARY CHROPUVKA, CFA . Mr. Chropuvka is a member of the Portfolio Management Team that is responsible for the management and trading of the portfolios. He is also a member of the Taxable Product Management Team within the GQE group, which is responsible for developing tax aware investment products. Mr. Chropuvka joined GSAM in March 1998 working on Private Equity Partnerships. He received his Masters in Financial Engineering from Columbia University in 2000. Prior to this, Mr. Chropuvka spent four years with Morgan Stanley's Correspondent Clearing Group. He received a B.A. in Mathematics from Rutgers University in 1993. He has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth I     Adam T. Logan
                                        John O'Toole





ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Value        David M. DiDomenico
                                        Andrew Wellington





DAVID M. DIDOMENICO . Mr. DiDomenico is a Vice President of Neuberger Berman Management Inc. and Neuberger Berman, LLC. He has been an Associate Portfolio Manager of the fund since December 2003 and prior to that was an analyst dedicated to the fund since 2002. He held a position at a private equity firm from 1999 to 2002. Prior to 1999 he was an analyst at another investment firm. Mr. DiDomenico holds a MBA from Stanford University as well as a BA in Political Science from the Harvard University.



ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           FUND                                 FUND MANAGEMENT
           ----                                 ---------------
           Bond & Mortgage Securities           William C. Armstrong
                                                Timothy R. Warrick
           Disciplined LargeCap Blend           Mustafa Sagun
                                                Jeff Schwarte
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Chris Ibach
           Equity Income                        Dirk Laschanzky
           Government Securities                Brad Fredericks
                                                Lisa A. Stange
           High Quality Short-Term Bond         Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           Inflation Protection                 Martin J. Schafer
                                                Gwen Swanger
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           LargeCap S&P 500 Index               Dirk Laschanzky
           LargeCap Value                       John Pihlblad
           MidCap Blend                         K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           SmallCap Blend                       Todd Sanders
           SmallCap Value                       Thomas Morabito
           Tax-Exempt Bond                      Thomas V. Catus

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer joined Principal in 2001 and is a senior research analyst and co-manager of the Ultra Short Fixed Income portfolios. He is the global sector head for asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). Mr. Ayer is also the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, he was assistant vice president at PNC Financial Services Group. He earned a PhD in Physics from the University of Notre Dame, an MS in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.


There are no disclosable limitations on his role.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

THOMAS V. CATUS, CFA . Mr. Catus is a portfolio analyst for Principal Capital - II specializing in municipal bonds. Prior to joining Principal in 2000, he was a chief financial officer at Franklin Leasing and a fixed income analyst and trader at Cleary Gull. Mr. Catus received an MBA in finance from the University of Iowa and a BBA in transportation and logistics from Iowa State University. He is a CFA charterholder and a member of the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson joined Principal in 1998 and became a portfolio manager in 2002. He is manages ultra short, high quality short, stable value and global strategic income portfolios. He previously managed corporate bond portfolios and multi-sector portfolios. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks' responsibilities include general portfolio overview with specific emphasis on structured securities. He joined the firm in 1998 as a financial accountant and moved to his current position in 2002. Prior to that, Mr. Fredericks was an assistant trader at Norwest Mortgage. He received a Bachelor's degree in Finance from Iowa State University. Mr. Frederick is a Level I candidate for the CFA program and a Fellow of the Life Management Institute (FLMI).


There are no disclosable limitations on his role.



CHRISTOPHER IBACH, CFA . Mr. Ibach joined Principal in 2000 and is an associate portfolio manager and equity research analyst. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. He is also responsible for coordinating portfolio rebalancing and the application of the Principal Global Investors' Global Research Platform. Previously, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



THOMAS MORABITO, CFA . Mr. Morabito joined Principal in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. From 1994 until joining Principal, Mr. Morabito was a manager for INVESCO Management & Research. He received his MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MUSTAFA SAGUN, CFA . Mr. Sagun is manager of quantitative research for Principal. He is responsible for directing quantitative investment research and modeling, including stock valuation models, asset allocation models, portfolio optimization and risk management tools, index funds and enhanced index products. Prior to joining Principal in 2000, he was a vice president and quantitative analyst for PNC Financial Services Group. Mr. Sagun received a Ph.D. in finance and a MA in international economics from the University of South Florida. He received a BS in electronics and engineering from Bogazici University of Turkey. He is a CFA charterholder, a member of the Association for Investment Management and Research (AIMR), the Pittsburgh Society of Financial Analysts and the Financial Management Association.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.



JEFFREY A. SCHWARTE, CFA, CPA . Mr. Schwarte is an associate portfolio manager and equity analyst at Principal Global Investors. He is a member of the systematic strategies team and is responsible for conducting research on stock selection strategies, portfolio construction techniques, and strategy implementation. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He received a Bachelor's degree in Accounting from the University of Northern Iowa. He also holds the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management

Institute (FLMI). He is a member of the Iowa Society of Certified Public Accountants and the Association for Investment Management and Research (AIMR). He also has the NASD Series 7 license.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is integrally involved in the formulation of broad investment strategy, quantitative research and product development. She joined the firm in 1989. Ms. Stange received an MBA and a Bachelor's degree from the University of Iowa. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the CFA Institute.


There are no disclosable limitations on her role.



GWEN SWANGER, CFA . Ms. Swanger is a portfolio manager for Principal Global Investors' global fixed income and inflation protection portfolios. She has managed global fixed income since 1997. She has been involved in international and U.S. investing for over fifteen years. In addition to managing the international bond portfolios, she has directed the international fixed income research effort overseeing sovereign credit analysis of developed, developing countries and emerging markets. Ms. Swanger joined the firm in 1989 as a private placement analyst. She received an MBA in Finance, a Bachelor's degree from Drake University and is a Fellow of the Life Management Institute (FLMI). She also holds the Chartered Financial Analyst designation and is a member of the CFA Institute.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2004, Principal - REI, together with its affiliated asset management companies, had approximately $28.2 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Real Estate Securities       Kelly D. Rush





KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2004, Spectrum, together with its affiliated asset management companies, had approximately $12.4 billion in asset under management.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Preferred Securities         L. Phillip Jacoby
                                        Bernard M. Sussman





L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager. Mr. Jacoby joined Spectrum in 1995 as Portfolio Manager. Previously, he was a Senior Investment Officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby received his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer and Chair of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was with Goldman Sachs & Co. for nearly 18 years. A General Partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid market. He was a Limited Partner at Goldman Sachs from 1994-1996. He received a BS in Industrial Relations and an MBA in Finance, both from Cornell University.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      William J. Stromberg
                                        Richard T. Whitney
           Partners LargeCap Growth I   Robert W. Sharps





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the Equity Steering Committee. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, and a Portfolio Manager in the Systematic Equity Group. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2004, Turner had discretionary management authority with respect to approximately $15.8 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner





CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987. He earned a BA in Economics and a BA in Psychology from Vassar College.



ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. He earned a BS in Accounting and an MBA in Finance from Bradley University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth II  Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.

SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2004, Wellington Management managed $469.9 billion of client assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend I    Maya K. Bittar
                                        Jeffrey L. Kripke
                                        Matthew E. Megargel
                                        Michael D. Rodier





MAYA K. BITTAR, CFA . Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms. Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management. Ms. Bittar earned an MBA and MS, along with a BBA, from the University of Wisconsin-Madison. She has earned the right to use the Chartered Financial Analyst designation.



JEFFREY L. KRIPKE . Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management, Chase Asset Management and Morgan Stanley Asset Management. Mr. Kripke earned an MBA in Finance from Columbia University Graduate School of Business and a BA in Economics from Tufts University.



MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.



MICHAEL D. RODIER . Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier earned a BS in Journalism from Suffolk University.


DUTIES OF THE MANAGER AND SUB-ADVISOR

The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2004 was:

       Bond & Mortgage
       Securities              0.55%     Partners LargeCapValue          0.80%
       Disciplined LargeCap
       Blend                   0.60%     Partners MidCap Growth          1.00%
       Diversified
       International           0.90%     Partners MidCap Growth I        1.00%
       Government Securities   0.40%     Partners MidCap Value           1.00%
       High Quality
       Short-Term Bond         0.40%     Partners SmallCap Growth II     1.00%
       International
       Emerging Markets        1.35%     Preferred Securities            0.75%
       LargeCap Growth         0.55%     Principal LifeTime 2010       0.1225%
       LargeCap S&P 500
       Index                   0.15%     Principal LifeTime 2020       0.1225%
       LargeCap Value          0.45%     Principal LifeTime 2030       0.1225%
       MidCap Blend            0.65%     Principal LifeTime 2040       0.1225%
       Money Market            0.40%     Principal LifeTime 2050       0.1225%
       Partners LargeCap                 Principal LifeTime
       Blend                   0.75%     Strategic Income              0.1225%
       Partners LargeCap
       Blend I                 0.45%     Real Estate Securities          0.85%
       Partners LargeCap
       Growth I                0.75%     SmallCap Blend                  0.75%
       Partners LargeCap
       Growth II               1.00%     SmallCap Value                  0.75%

The Fund also entered into agreements with the Manager for the Funds which were added after the close of the fiscal year. Under those agreements, each Fund will pay the Manager at an annual rate (calculated as a percentage of the average daily net assets) as follows:

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
Equity Income                     0.60        0.58        0.56         0.55
Inflation Protection              0.40        0.38        0.36         0.35
Tax-Exempt Bond                   0.50        0.48        0.46         0.45




The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, and Partners SmallCap Growth II Funds have received the necessary shareholder approval and intend to rely on the order. The Equity Income, Inflation Protection, and Tax-Exempt Bond Funds have received the necessary approval but will not rely upon the order until the required notice has been provided to shareholders.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Money Market Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Fund reserves the right to determine a share price more than once each day.

NOTES:


.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Manager expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


FOR ALL FUNDS EXCEPT THE MONEY MARKET FUND

The Bond & Mortgage Securities, Government Securities, High Quality Short-Term Bond, Inflation Protection and Tax-Exempt Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the last business day of each month.

The Equity Income, Preferred Securities and Real Estate Securities Funds pay their net investment income four times per year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the last business day of March, June, September and December.


The other Funds (other than the Money Market Fund) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the last business day of December.


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


You can authorize income dividend and capital gain distributions to be:
.. invested in additional shares of the Fund you own without a sales charge; .. invested in shares of another Principal Investors Fund (Dividend Relay)
  without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
.. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


MONEY MARKET FUND
The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are automatically reinvested daily into additional shares of the Money Market Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).

The Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.


NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.

HOW TO BUY SHARES


To open an account and buy fund shares, rely on your Registered Representative. Principal Investors Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.


Fill out the Principal Investors Fund application* completely. You must include:

.. the name(s) you want to appear on the account;
.. the code of the Fund(s) in which you want to invest;
.. your choice of Class A or Class B shares;
.. the amount of the investment;
.. your Social Security number or Taxpayer I.D. number; and .. other required information (may include corporate resolutions, trust agreements, etc.).

  * An application is included with this prospectus. A different application is needed for a Principal Investors Fund IRA, Coverdell Education Savings Account, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Investors Funds for more information.


Each Fund requires a minimum initial investment:

..  Regular Accounts                              $1,000
..  Uniform Transfer to Minor Accounts            $  500
..  IRA Accounts                                  $  500
..  Coverdell Education Savings Account           $  500


Subsequent investment minimums are $100. However, if your investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for Money Market Fund).


NOTE: The minimum investment applies on a Fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Investors Fund asset allocation programs; Automatic Investment Plans; and Money Market Fund.

Class B shares of Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class.


In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


NOTE: We consider your purchase of Fund shares by check to be your authorization to make an ACH debit entry to your account.

INVEST BY MAIL
.. Send a check and completed application to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-9780

.. Make your check payable to Principal Investors Fund.
.. Your purchase will be priced at the next share price calculated after Principal Investors Fund receives your paperwork, completed in a manner acceptable to us.

.. When you purchase shares by check, you authorize us to process your purchase electronically. If your check is processed electronically, your checking account may be debited on the same day we receive the check and it will not be returned with your checking account statement.

ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:


.. Phone orders are not available for qualified accounts or the Money Market
  Fund.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK

.. Have your Registered Representative call Principal Investors Fund for an account number and wiring instructions.
.. For both initial and subsequent purchases, federal funds should be wired to:
   Wells Fargo, N.A.
   San Francisco, CA
   ABA No.: 121000248

   For credit to: Principal Investors Fund, Inc.
   Account No.: 3000499968

   For credit: Principal ________ Fund, Class A or Class B
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN

Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s).
.. Availability of this service must be approved by your payroll department.

.. Have your Registered Representative call Principal Investors Fund for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

.. For Money Market (Class A) only - You may set up direct deposit to an existing
  Money Market account via UMB
  Bank, N.A. Provide a voided check or deposit slip to the entity making the payment(s) to you and request funds be forwarded to your account.

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund (except the Money Market Fund which has a $100 minimum).
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423

SET UP A DIVIDEND RELAY

.. Invest your dividends and capital gains from one Principal Investors Fund in shares of another Principal Investors
  Fund.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or

  . by calling Principal Investors Fund if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).

.. You may discontinue your Dividend Relay election with a written notice to Principal Investors Fund. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Investors Funds' Class A shares without a sales charge if the shares that were sold were:
.. Class A shares on which a sales charge was paid;
.. Class A shares acquired by conversion of Class B shares; or .. Class B shares on which a CDSC was paid.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines Iowa 50306-0423
.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A medallian signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order. .. To sell shares the same day, the entire order instruction must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central
  Time).

.. Telephone redemption privileges are NOT available for Principal Investors Fund
  403(b) plans, inherited IRAs and certain employee benefit plans.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.

SELL SHARES BY CHECKWRITING (CLASS A SHARES OF MONEY MARKET FUND ONLY)
.. Checkwriting must be elected on initial application or by written request to Principal Investors Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
.. The Fund can only sell shares after your check making the Fund investment has cleared your bank.
.. Checks must be written for at least $500.
.. Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
.. If the account does not have sufficient funds to cover the check, it is marked
  "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
.. Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
.. Checkwriting is only available for non-qualified accounts.
.. Neither the Fund, UMB nor the Manager shall incur any liability for honoring the checks, selling shares to pay checks or for returning checks unpaid.
.. Checkwriting may be converted to a point-of-purchase debit from your account.
  This only applies if such service is available at the business with which you are doing business.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and

.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or

.. sending us your written instructions; or .. calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.



10% WITHDRAWAL PRIVILEGE . Sales may be subject to a CDSC. Up to 10% of the value of your Class A or Class B share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


REDEMPTION FEE (OTHER THAN MONEY MARKET FUND). Each Fund, except the Money Market Fund, will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL INVESTORS FUNDS


Your shares in the Funds (except Class A shares of the High Quality Short-Term Bond, LargeCap S&P 500 Index and Money Market Funds) may be exchanged without a sales charge or CDSC for the same class of any other Principal Investors Fund. Class A shares of the High Quality Short-Term Bond and LargeCap S&P 500 Index Funds may be exchanged into Class A shares of the other Principal Investors Funds 90 days after purchase. The 90-day holding period requirement is waived if your purchase of High Quality Short-Term Bond Fund shares is made through our Principal Path for Income or Principal Passage programs.

You may exchange shares by:
.. sending a written request to:

   Principal Investors Fund
   P. O. Box 10423
   Des Moines, Iowa 50306-0423
.. completing an Exchange Authorization Form (call us to obtain the form). .. via the Internet at www.principal.com.

.. calling us, if you have telephone privileges on the account.

EXCHANGES FROM MONEY MARKET FUND
Class A shares of Money Market Fund may be exchanged into:
.. Class A shares of other Principal Investors Funds.
  . If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
  . If Money Market Fund shares were acquired by (1) exchange from other Funds,
    (2) conversion of Class B shares or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
.. Class B shares of other Principal Investors Funds - subject to the CDSC.

Automatic exchange election
---------------------------

This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the entire order instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors

Fund available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.


Frequent purchases and redemptions pose a risk to the Funds because they may:

.. Disrupt the management of the Funds by;

  . forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Fund; and .. Increase expenses of the Fund due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.


The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


Currently the Funds, except the Money Market Fund, impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.

In addition, if the Manager, or a Fund, deem frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
.. Increasing the redemption fee to 2%, or such higher amount as may be permitted by law;
.. Increasing the redemption fee period from 30 days to as much as 90 days;
.. Applying the redemption fee to redemptions of less than $30,000;
.. Limiting the number of permissible exchanges available to shareholders identified as "excessive traders"; and
.. Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


STATEMENTS
You will receive quarterly statements for the Funds you own.The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Medallian signature guarantees are required:
.. if you sell more than $100,000 (in the aggregate) from the Funds;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;

.. to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:
.. may be given by calling us at 1-800-247-4123 between 7 a.m. and 7 p.m. Central
  Time on any day that the NYSE is open;
.. may be given by accessing our website at www.principal.com (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don't have a user name or password, you may obtain one at www.principal.com). Note: only certain transactions are available on-line.
.. must be received, in their entirety, by us before the close of the NYSE
  (generally 3:00 p.m. Central Time) to be effective the day of your request;
.. are effective the next business day if not received until after the close of the NYSE; and
.. may be given to the registered representative(s) listed on your account(s) who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds' transfer agent; they may not be granted investment discretion).

NOTE: Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

HOUSEHOLDING

To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-247-4123. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

TRANSACTIONS THROUGH FINANCIAL INSTITUTIONS/PROFESSIONALS
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

FINANCIAL STATEMENTS
Shareholders will receive an annual financial report for the Funds, audited by the Funds' independent auditors. That report is a part of this prospectus. Shareholders will also receive a semiannual financial report that is unaudited.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Fund, performance numbers shown would differ. Although the Fund and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Fund will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit our website at www.principal.com and click on rates and values.

                                                                                   AVERAGE ANNUAL PERFORMANCE
                                                                                  (THROUGH DECEMBER 31, 2004)

                                                                                                                    LIFE
                                                                       YTD     1 YR     3 YR     5 YR     10 YR    OF FUND
                                                                     --------------------------------------------------------
DISCIPLINED LARGECAP BLEND FUND
 CLASS A/ (A)/                                                          N/A      N/A      N/A      N/A      N/A      N/A
Principal Global Investors Large Cap Diversified Equity Composite     12.68    12.68     3.90      N/A      N/A
 S&P 500 Index                                                        10.87    10.87     3.58    -2.30    12.07
 Morningstar Large Blend Category Average                              9.96     9.96     2.93    -1.77    10.42

EQUITY INCOME FUND
 CLASS A/ (//B//)/                                                      N/A      N/A      N/A      N/A      N/A      N/A
 Russell 1000 Value Index                                             16.49    16.49     8.57     5.27    13.83
 Morningstar Moderate Allocation Category Average                      8.62     8.62     4.71     2.17     9.24

LARGECAP GROWTH FUND
 CLASS A/ (A)/                                                          N/A      N/A      N/A      N/A      N/A      N/A
 Columbus Circle Investors Large Capitalization Composite             10.46    10.46     2.30    -4.13    11.35
 Russell 1000 Growth Index                                             6.30     6.30    -0.18    -9.29     9.59
 Morningstar Large Growth Category Average                             7.64     7.64     0.01    -7.64     9.00

LARGECAP S&P 500 INDEX FUND
 CLASS A/ (A)/                                                          N/A      N/A      N/A      N/A      N/A      N/A
Principal Global Investors S&P 500 Index Composite                    10.50    10.50     3.23    -2.66    11.66
 S&P 500 Index                                                        10.87    10.87     3.58    -2.30    12.07
 Morningstar Large Blend Category Average                              9.96     9.96     2.93    -1.77    10.42

LARGECAP VALUE FUND
 CLASS A/ (A)/                                                          N/A      N/A      N/A      N/A      N/A      N/A
Principal Global Investors Large Cap Value Composite                  13.17    13.17     7.01     3.81    11.65
 Russell 1000 Value Index                                             16.49    16.49     8.57     5.27    13.83
 Morningstar Large Value Category Average                             12.91    12.91     5.63     4.35    11.35

MIDCAP BLEND FUND
 CLASS A/ (A)/                                                          N/A      N/A      N/A      N/A      N/A      N/A
Principal Global Investors Mid Cap Blend Composite                    17.98    17.98    12.75     9.44    13.83
 Russell Midcap Index                                                 20.22    20.22    12.17     7.59    14.50
 Morningstar Mid-Cap Blend Category Average                           16.00    16.00     9.81     7.18    13.16

PARTNERS LARGECAP BLEND FUND
 CLASS A/ //(a)/                                                        N/A      N/A      N/A      N/A      N/A      N/A
T. Rowe Price U.S. Structured Research Strategy/(//C//)/              12.56    12.56     5.27    -0.02      N/A
 S&P 500 Index                                                        10.87    10.87     3.58    -2.30    12.07
 Morningstar Large Blend Category Average                              9.96     9.96     2.93    -1.77    10.42
                                                                     --------------------------------------------------------

//
/(a)/ Share Class SEC effective date 3/1/2005
///(//b//)/ Fund SEC effective date 3/1/2005
//
/(//c//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "Fund"), which is managed in a substantially similar fashion to the
 Partners LargeCap Blend Fund T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. The Fund's investment performance prior to May 1, 1999 reflects the Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.
                                                                                               ANNUAL PERFORMANCE
                                                                                            (YEAR ENDED DECEMBER 31)


                                                                             2004     2003      2002      2001      2000
                                                                            ------------------------------------------------
DISCIPLINED LARGECAP BLEND FUND
 CLASS A/ (A)/
Principal Global Investors Large Cap Diversified Equity Composite            12.68    27.89    -22.15
 S&P 500 Index                                                               10.87    28.67    -11.88     -9.11     21.04
 Morningstar Large Blend Category Average                                     9.96    26.72    -13.68     -6.97     19.72

EQUITY INCOME FUND
 CLASS A/ (//B//)/
 Russell 1000 Value Index                                                    16.49    30.03    -15.52     -5.59      7.02
 Morningstar Moderate Allocation Category Average                             8.62    20.06    -11.48     -4.63      1.66

LARGECAP GROWTH FUND
 CLASS A/ (A)/
 Columbus Circle Investors Large Capitalization Composite                    10.46    29.69    -25.27    -26.56      2.99
 Russell 1000 Growth Index                                                    6.30    29.76    -27.88    -20.42    -22.42
 Morningstar Large Growth Category Average                                    7.64    28.55    -27.73    -23.63    -14.09

LARGECAP S&P 500 INDEX FUND
 CLASS A/ (A)/
Principal Global Investors S&P 500 Index Composite                           10.50    28.22    -22.34    -12.30     -9.44
 S&P 500 Index                                                               10.87    28.67    -22.11    -11.88     -9.11
 Morningstar Large Blend Category Average                                     9.96    26.72    -22.02    -13.68     -6.97

LARGECAP VALUE FUND
 CLASS A/ (A)/
Principal Global Investors Large Cap Value Composite                         13.17    26.25    -14.22     -8.11      3.88
 Russell 1000 Value Index                                                    16.49    30.03    -15.52     -5.59      7.02
 Morningstar Large Value Category Average                                    12.91    28.40    -18.92     -5.37      5.47

MIDCAP BLEND FUND
 CLASS A/ (A)/
Principal Global Investors Mid Cap Blend Composite                     -     17.98    33.14     -8.72     -3.49     13.49
 Russell Midcap Index                                                        20.22    40.08    -16.19     -5.63      8.25
 Morningstar Mid-Cap Blend Category Average                                  16.00    36.42    -17.08     -4.96      3.37

PARTNERS LARGECAP BLEND FUND
 CLASS A/ //(a)/
T. Rowe Price U.S. Structured Research Strategy/(//C//)/                     12.56    32.17    -21.47     -9.28     -5.55
 S&P 500 Index                                                               10.87    28.67    -22.11    -11.88     -9.11
 Morningstar Large Blend Category Average                                     9.96    26.72    -22.02    -13.68     -6.97
                                                                            ------------------------------------------------

//
/(a)/ Share Class SEC effective date 3/1/2005
///(//b//)/ Fund SEC effective date 3/1/2005
//
/(//c//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "Fund"), which is managed in a substantially similar fashion to the
 Partners LargeCap Blend Fund T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. The Fund's investment performance prior to May 1, 1999 reflects the Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.




                                                                      1999     1998     1997     1996      1995
                                                                     ---------------------------------------------
DISCIPLINED LARGECAP BLEND FUND
 CLASS A/ (A)/
Principal Global Investors Large Cap Diversified Equity Composite
 S&P 500 Index                                                        28.58    33.36    22.96    37.58      1.32
 Morningstar Large Blend Category Average                             21.95    27.43    20.37    31.99     -1.08

EQUITY INCOME FUND
 CLASS A/ (//B//)/
 Russell 1000 Value Index                                              7.35    15.63    35.18    21.64     38.35
 Morningstar Moderate Allocation Category Average                     10.34    13.20    19.35    14.15     25.72

LARGECAP GROWTH FUND
 CLASS A/ (A)/
 Columbus Circle Investors Large Capitalization Composite             35.30    40.75    24.61    18.68     28.61
 Russell 1000 Growth Index                                            33.16    38.71    30.49    23.12     37.19
 Morningstar Large Growth Category Average                            39.72    33.56    25.00    18.95     32.27

LARGECAP S&P 500 INDEX FUND
 CLASS A/ (A)/
Principal Global Investors S&P 500 Index Composite                    20.62    28.18    32.89    22.51     37.07
 S&P 500 Index                                                        21.04    28.58    33.36    22.96     37.58
 Morningstar Large Blend Category Average                             19.72    21.95    27.43    20.37     31.99

LARGECAP VALUE FUND
 CLASS A/ (A)/
Principal Global Investors Large Cap Value Composite                  -7.12    18.04    28.94    22.18
 Russell 1000 Value Index                                              7.35    15.63    35.18    21.64     38.35
 Morningstar Large Value Category Average                              6.63    13.10    27.01    20.79     32.28

MIDCAP BLEND FUND
 CLASS A/ (A)/
Principal Global Investors Mid Cap Blend Composite                    12.37     4.72    24.95    18.66     33.39
 Russell Midcap Index                                                 18.23    10.10    29.01    19.00     34.46
 Morningstar Mid-Cap Blend Category Average                           18.70     6.77    26.45    20.44     28.71

PARTNERS LARGECAP BLEND FUND
 CLASS A/ //(a)/
T. Rowe Price U.S. Structured Research Strategy/(//C//)/
 S&P 500 Index                                                        21.04    28.58    33.36    22.96     37.58
 Morningstar Large Blend Category Average                             19.72    21.95    27.43    20.37     31.99
                                                                     ---------------------------------------------

//
/(a)/ Share Class SEC effective date 3/1/2005
///(//b//)/ Fund SEC effective date 3/1/2005
//
/(//c//)//
 /The performance information provided by T. Rowe Associates, Inc. ("T. Rowe") is not that of a composite, but is the total return performance of the T. Rowe Price Capital Opportunity Fund (the "Fund"), which is managed in a substantially similar fashion to the
 Partners LargeCap Blend Fund T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. The Fund's investment performance prior to May 1, 1999 reflects the Fund's prior investment program. It does not represent the historical performance of the Principal Partners LargeCap Blend Fund and should not be interpreted as indicative of its future performance.

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                            AVERAGE ANNUAL PERFORMANCE
                                                                           (THROUGH DECEMBER 31, 2004)

                                                                                                                LIFE
                                                             YTD       1 YR      3 YR      5 YR     10 YR     OF FUND
                                                           --------------------------------------------------------------
PARTNERS LARGECAP BLEND FUND I
 CLASS A/ (A)/                                                N/A       N/A       N/A       N/A       N/A       N/A
Goldman Sachs Large Cap Blend Composite                     14.07     14.07      4.73     -1.34     12.71
Wellington LargeCap Blend Composite                          4.56      4.56      0.17     -3.90     11.20
 S&P 500 Index                                              10.87     10.87      3.58     -2.30     12.07
 Morningstar Large Blend Category Average                    9.96      9.96      2.93     -1.77     10.42

PARTNERS LARGECAP GROWTH FUND I
 CLASS A/ (A)/                                                N/A       N/A       N/A       N/A       N/A       N/A
T. Rowe Price Institutional Large Cap Growth Strategy
Composite/(//b//)/                                          11.09     11.09      4.92       N/A       N/A
 Russell 1000 Growth Index                                   6.30      6.30     -0.18     -9.29      9.59
 Morningstar Large Growth Category Average                   7.64      7.64      0.01     -7.64      9.00

PARTNERS LARGECAP GROWTH FUND II
 CLASS A/ (A)/                                                N/A       N/A       N/A       N/A       N/A       N/A
American Century Large Cap Growth Equity Composite           9.95      9.95      0.37     -6.84      8.73
 Russell 1000 Growth Index                                   6.30      6.30     -0.18     -9.29      9.59
 Morningstar Large Growth Category Average                   7.64      7.64      0.01     -7.64      9.00

PARTNERS LARGECAP VALUE FUND
 CLASS A/ (A)/                                                N/A       N/A       N/A       N/A       N/A       N/A
Bernstein Diversified Value Composite                       14.64     14.64      9.41      9.05       N/A
 Russell 1000 Value Index                                   16.49     16.49      8.57      5.27     13.83
 Morningstar Large Value Category Average                   12.91     12.91      5.63      4.35     11.35

PARTNERS MIDCAP GROWTH FUND
 CLASS A/ (A)/                                                N/A       N/A       N/A       N/A       N/A       N/A
Turner Midcap Growth Composite                              11.36     11.36      3.97     -5.85       N/A
 Russell Midcap Growth Index                                15.48     15.48      6.16     -3.36     11.23
 Morningstar Mid-Cap Growth Category Average                12.93     12.93      3.68     -3.42     10.25

                                                           --------------------------------------------------------------
///(//a)/ Share Class SEC effective date 03/01/2005
///(//b//)/
 The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the Principal Partners Equity
 Growth Fund and should not be interpreted as indicative of its future performance.
                                                                                           ANNUAL PERFORMANCE
                                                                                        (YEAR ENDED DECEMBER 31)


                                                             2004      2003      2002       2001       2000       1999
                                                           ----------------------------------------------------------------
PARTNERS LARGECAP BLEND FUND I
 CLASS A/ (A)/
Goldman Sachs Large Cap Blend Composite                     14.01     29.00     -21.92     -10.54      -9.05      22.28
Wellington LargeCap Blend Composite                          4.56     26.60     -24.05     -12.79      -6.49      20.67
 S&P 500 Index                                              10.87     28.67     -22.11     -11.88      -9.11      21.04
 Morningstar Large Blend Category Average                    9.96     26.72     -22.02     -13.68      -6.97      19.72

PARTNERS LARGECAP GROWTH FUND I
 CLASS A/ (A)/
T. Rowe Price Institutional Large Cap Growth Strategy       11.09     38.52     -24.94
Composite/(//b//)/
 Russell 1000 Growth Index                                   6.30     29.76     -27.88     -20.42     -22.42      33.16
 Morningstar Large Growth Category Average                   7.64     28.55     -27.73     -23.63     -14.09      39.72

PARTNERS LARGECAP GROWTH FUND II
 CLASS A/ (A)/
American Century Large Cap Growth Equity Composite           9.93     24.46     -26.11     -18.65     -14.71      34.68
 Russell 1000 Growth Index                                   6.30     29.76     -27.88     -20.42     -22.42      33.16
 Morningstar Large Growth Category Average                   7.64     28.55     -27.73     -23.63     -14.09      39.72

PARTNERS LARGECAP VALUE FUND
 CLASS A/ (A)/
Bernstein Diversified Value Composite                       14.48     30.28     -12.54       3.84      13.80
 Russell 1000 Value Index                                   16.49     30.03     -15.52      -5.59       7.02       7.35
 Morningstar Large Value Category Average                   12.91     28.40     -18.92      -5.37       5.47       6.63

PARTNERS MIDCAP GROWTH FUND
 CLASS A/ (A)/
Turner Midcap Growth Composite                              11.36     49.64     -32.55     -28.36      -8.10     126.09
 Russell Midcap Growth Index                                15.48     42.72     -27.40     -20.16     -11.74      51.29
 Morningstar Mid-Cap Growth Category Average                12.93     36.09     -27.53     -21.28      -6.90      63.90

                                                           ----------------------------------------------------------------
///(//a)/ Share Class SEC effective date 03/01/2005
///(//b//)/
 The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the Principal Partners Equity
 Growth Fund and should not be interpreted as indicative of its future performance.




                                                             1998      1997      1996       1995
                                                           ----------------------------------------
PARTNERS LARGECAP BLEND FUND I
 CLASS A/ (A)/
Goldman Sachs Large Cap Blend Composite                     27.00     33.36     24.62      37.48
Wellington LargeCap Blend Composite                         33.73     31.37     24.24      33.94
 S&P 500 Index                                              28.58     33.36     22.96      37.58
 Morningstar Large Blend Category Average                   21.95     27.43     20.37      31.99

PARTNERS LARGECAP GROWTH FUND I
 CLASS A/ (A)/
T. Rowe Price Institutional Large Cap Growth Strategy
Composite/(//b//)/
 Russell 1000 Growth Index                                  38.71     30.49     23.12      37.19
 Morningstar Large Growth Category Average                  33.58     25.00     18.95      32.27

PARTNERS LARGECAP GROWTH FUND II
 CLASS A/ (A)/
American Century Large Cap Growth Equity Composite          36.77     29.28     14.92      20.35
 Russell 1000 Growth Index                                  38.71     30.49     23.12      37.19
 Morningstar Large Growth Category Average                  33.56     25.00     18.95      32.27

PARTNERS LARGECAP VALUE FUND
 CLASS A/ (A)/
Bernstein Diversified Value Composite
 Russell 1000 Value Index                                   15.63     35.18     21.64      38.35
 Morningstar Large Value Category Average                   13.10     27.01     20.79      32.28

PARTNERS MIDCAP GROWTH FUND
 CLASS A/ (A)/
Turner Midcap Growth Composite                              26.33     41.77
 Russell Midcap Growth Index                                17.86     22.54     17.48      33.98
 Morningstar Mid-Cap Growth Category Average                17.51     17.05     16.99      34.79

                                                           ----------------------------------------
///(//a)/ Share Class SEC effective date 03/01/2005
///(//b//)/
 The performance information provided by T. Rowe Price Associates, Inc. ("T. Rowe Price") is not that of a composite, but is the total return performance of the T. Rowe Price Institutional Large Cap Growth Fund ("Fund"), which is managed in a substantially similar fashion to the Partners LargeCap Growth Fund I T. Rowe Price believes this Fund's prior performance is the most appropriate measure of its investment record in the strategy. It does not represent the historical performance of the Principal Partners Equity
 Growth Fund and should not be interpreted as indicative of its future performance.

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2004)                                    (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2004   2003    2002    2001    2000    1999    1998
                        --------------------------------------------     ------------------------------------------------------
PARTNERS MIDCAP GROWTH
FUND I
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
Mellon Mid Cap Growth
Composite               12.15  12.15   5.25    N/A    N/A                12.15  40.70  -26.12  -16.73
 Russell Midcap Growth
 Index                  15.48  15.48   6.16  -3.36  11.23                15.48  42.72  -27.40  -20.16  -11.74   51.29   17.86
 Morningstar Mid-Cap
 Growth Category
 Average                12.93  12.93   3.68  -3.42  10.25                12.93  36.09  -27.53  -21.28   -6.90   63.90   17.51

PARTNERS MIDCAP VALUE
FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
Neuberger Berman
MidCap Value Composite  23.17  23.17  14.71  13.87  15.56                23.17  36.96  -10.53   -2.20   29.70    8.04  -10.66
 Russell Midcap Value
 Index                  23.71  23.71  15.56  13.48  15.72                23.71  38.06   -9.65    2.34   19.18   -0.11    5.09
 Morningstar Mid-Cap
 Value Category
 Average                17.90  17.90  11.13  11.41  13.40                17.90  34.38  -12.91    6.40   16.82    7.78    3.92

PARTNERS SMALLCAP
GROWTH FUND II
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
UBS U.S. Small
Capitalization Growth
Equity Composite        11.06  11.06   9.88   8.01  13.11                11.04  45.25  -17.76  -10.83   24.24   45.42  -10.81
Emerald Diversified
Small Cap Growth
Composite                3.39   3.39   3.37  -5.03  11.95                 3.39  50.61  -29.06   -6.29  -25.36  100.03  -10.59
 Russell 2000 Growth
 Index                  14.31  14.31   5.79  -3.57   7.12                14.31  48.53  -30.25   -9.23  -22.43   43.09    1.23
 Morningstar Small
 Growth Category
 Average                12.09  12.09   4.89  -0.55  10.24                12.09  45.00  -28.42   -9.02   -5.71   61.45    4.49

PRINCIPAL LIFETIME
2010 FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
 S&P 500 Index          10.87  10.87   3.58  -2.30  12.07                10.87  28.67  -22.11  -11.88   -9.11   21.04   28.58
 Lehman Brothers
 Aggregate Bond Index    4.34   4.34   6.19   7.71   7.72                 4.34   4.11   10.26    8.42   11.63   -0.82    8.69
 Morningstar
 Conservative
 Allocation Category
 Average                 5.71   5.71   5.12   3.80   7.87                 5.71  12.79   -3.15   -0.81    4.40    7.15   11.63

PRINCIPAL LIFETIME
2020 FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
 S&P 500 Index          10.87  10.87   3.58  -2.30  12.07                10.87  28.67  -22.11  -11.88   -9.11   21.04   28.58
 Lehman Brothers
 Aggregate Bond Index    4.34   4.34   6.19   7.71   7.72                 4.34   4.11   10.26    8.42   11.63   -0.82    8.69
 Morningstar Moderate
 Allocation Category
 Average                 8.62   8.62   4.71   2.17   9.24                 8.62  20.06  -11.48   -4.63    1.66   10.34   13.20

PRINCIPAL LIFETIME
2030 FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
 S&P 500 Index          10.87  10.87   3.58  -2.30  12.07                10.87  28.67  -22.11  -11.88   -9.11   21.04   28.58
 Lehman Brothers
 Aggregate Bond Index    4.34   4.34   6.19   7.71   7.72                 4.34   4.11   10.26    8.42   11.63   -0.82    8.69
 Morningstar Moderate
 Allocation Category
 Average                 8.62   8.62   4.71   2.17   9.24                 8.62  20.06  -11.48   -4.63    1.66   10.34   13.20

                        --------------------------------------------     ------------------------------------------------------
///(//a)/ Share Class SEC effective date 03/01/2005




                        1997   1996    1995
                        ---------------------
PARTNERS MIDCAP GROWTH
FUND I
 CLASS A/ (A)/
Mellon Mid Cap Growth
Composite
 Russell Midcap Growth  22.54  17.48   33.98
 Index
 Morningstar Mid-Cap    17.05  16.99   34.79
 Growth Category
 Average

PARTNERS MIDCAP VALUE
FUND
 CLASS A/ (A)/
Neuberger Berman        32.66  28.08   35.23
MidCap Value Composite
 Russell Midcap Value   34.37  20.26   34.93
 Index
 Morningstar Mid-Cap    26.04  20.50   29.27
 Value Category
 Average

PARTNERS SMALLCAP
GROWTH FUND II
 CLASS A/ (A)/
UBS U.S. Small          22.93  18.54   23.44
Capitalization Growth
Equity Composite
Emerald Diversified     26.20  21.05   46.51
Small Cap Growth
Composite
 Russell 2000 Growth    12.95  11.26   31.04
 Index
 Morningstar Small      18.19  19.99   35.44
 Growth Category
 Average

PRINCIPAL LIFETIME
2010 FUND
 CLASS A/ (A)/
 S&P 500 Index          33.36  22.96   37.58
 Lehman Brothers         9.65   3.63   18.47
 Aggregate Bond Index
 Morningstar            14.86  10.65   21.46
 Conservative
 Allocation Category
 Average

PRINCIPAL LIFETIME
2020 FUND
 CLASS A/ (A)/
 S&P 500 Index          33.36  22.96   37.58
 Lehman Brothers         9.65   3.63   18.47
 Aggregate Bond Index
 Morningstar Moderate   19.35  14.15   25.72
 Allocation Category
 Average

PRINCIPAL LIFETIME
2030 FUND
 CLASS A/ (A)/
 S&P 500 Index          33.36  22.96   37.58
 Lehman Brothers         9.65   3.63   18.47
 Aggregate Bond Index
 Morningstar Moderate   19.35  14.15   25.72
 Allocation Category
 Average

                        ---------------------
///(//a)/ Share Class SEC effective date 03/01/2005

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2004)                                    (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2004   2003    2002    2001   2000   1999    1998
                        --------------------------------------------     ----------------------------------------------------
PRINCIPAL LIFETIME
2040 FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
 S&P 500 Index          10.87  10.87   3.58  -2.30  12.07                10.87  28.67  -22.11  -11.88  -9.11  21.04   28.58
 Lehman Brothers
 Aggregate Bond Index    4.34   4.34   6.19   7.71   7.72                 4.34   4.11   10.26    8.42  11.63  -0.82    8.69
 Morningstar Moderate
 Allocation Category
 Average                 8.62   8.62   4.71   2.17   9.24                 8.62  20.06  -11.48   -4.63   1.66  10.34   13.20

PRINCIPAL LIFETIME
2050 FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
 S&P 500 Index          10.87  10.87   3.58  -2.30  12.07                10.87  28.67  -22.11  -11.88  -9.11  21.04   28.58
 Lehman Brothers
 Aggregate Bond Index    4.34   4.34   6.19   7.71   7.72                 4.34   4.11   10.26    8.42  11.63  -0.82    8.69
 Morningstar Large
 Blend Category
 Average                 9.96   9.96   2.93  -1.77  10.42                 9.96  26.72  -22.02  -13.68  -6.97  19.72   21.95

PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
 S&P 500 Index          10.87  10.87   3.58  -2.30  12.07                10.87  28.67  -11.88  -11.88  -9.11  21.04   28.58
 Lehman Brothers
 Aggregate Bond Index    4.34   4.34   6.19   7.71   7.72                 4.34   4.11    8.42    8.42  11.63  -0.82    8.69
 Morningstar
 Conservative
 Allocation Category
 Average                 5.71   5.71   5.12   3.80   7.87                 5.71  12.79   -3.15   -0.81   4.40   7.15   11.63

REAL ESTATE SECURITIES
FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
Principal Capital -
REI Real Estate
Composite               34.72  34.72  26.47  23.58    N/A                34.72  39.05    8.06    8.73  31.15  -3.01  -10.20
 Morgan Stanley REIT
 Index                  31.49  31.49  23.06  21.67  14.42                31.49  36.74    3.64   12.83  26.81  -4.55  -16.90
 Morningstar Specialty
 - Real Estate
 Category Average       31.88  31.88  23.62  21.36  15.10                31.88  36.89    4.10    8.93  25.83  -3.35  -15.79

SMALLCAP BLEND FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
Principal Global
Investors Small
Company Blend
Composite               17.42  17.42  11.52  11.92    N/A                17.42  44.31  -18.14    5.67  19.86  12.50  -11.27
 Russell 2000 Index     18.33  18.33  11.48   6.61  11.54                18.33  47.25  -20.48    2.49  -3.02  21.26   -2.55
 Morningstar Small
 Blend Category
 Average                18.86  18.86  12.51  11.84  13.10                18.86  42.77  -16.17    8.41  12.84  18.18   -3.64

SMALLCAP VALUE FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A    N/A    N/A
Principal Global
Investors Small Cap
Value Composite         20.52  20.52  19.48  15.79    N/A                20.52  44.40   -1.94    8.93  12.05  -8.92   -6.03
 Russell 2000 Value
 Index                  22.25  22.25  16.50  17.23  15.17                22.25  46.02  -11.42   14.02  22.83  -1.49   -6.45
 Morningstar Small
 Value Category
 Average                20.58  20.58  15.53  15.81  15.01                20.58  42.71  -10.25   17.31  16.98   4.49   -6.99

                        --------------------------------------------     ----------------------------------------------------
///(//a)/ Share Class SEC effective date 03/01/2005




                        1997   1996    1995
                        ---------------------
PRINCIPAL LIFETIME
2040 FUND
 CLASS A/ (A)/
 S&P 500 Index          33.36  22.96   37.58
 Lehman Brothers         9.65   3.63   18.47
 Aggregate Bond Index
 Morningstar Moderate   19.35  14.15   25.72
 Allocation Category
 Average

PRINCIPAL LIFETIME
2050 FUND
 CLASS A/ (A)/
 S&P 500 Index          33.36  22.96   37.58
 Lehman Brothers         9.65   3.63   18.47
 Aggregate Bond Index
 Morningstar Large      27.43  20.37   31.99
 Blend Category
 Average

PRINCIPAL LIFETIME
STRATEGIC INCOME FUND
 CLASS A/ (A)/
 S&P 500 Index          33.36  22.96   37.58
 Lehman Brothers         9.65   3.63   18.47
 Aggregate Bond Index
 Morningstar            14.86  10.65   21.46
 Conservative
 Allocation Category
 Average

REAL ESTATE SECURITIES
FUND
 CLASS A/ (A)/
Principal Capital -     19.83
REI Real Estate
Composite
 Morgan Stanley REIT    18.58  35.89   12.90
 Index
 Morningstar Specialty  23.05  31.68   15.17
 - Real Estate
 Category Average

SMALLCAP BLEND FUND
 CLASS A/ (A)/
Principal Global        15.89
Investors Small
Company Blend
Composite
 Russell 2000 Index     22.36  16.50   28.45
 Morningstar Small      26.12  19.66   25.51
 Blend Category
 Average

SMALLCAP VALUE FUND
 CLASS A/ (A)/
Principal Global        33.65  28.44
Investors Small Cap
Value Composite
 Russell 2000 Value     31.78  21.37   25.75
 Index
 Morningstar Small      30.04  25.53   25.13
 Value Category
 Average

                        ---------------------
///(//a)/ Share Class SEC effective date 03/01/2005

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS


                                AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                               (THROUGH DECEMBER 31, 2004)                                    (YEAR ENDED DECEMBER 31)

                                                            LIFE
                         YTD   1 YR   3 YR   5 YR   10 YR  OF FUND       2004   2003    2002    2001    2000   1999    1998
                        --------------------------------------------     -----------------------------------------------------
DIVERSIFIED
INTERNATIONAL FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A   N/A     N/A
Principal Global
Investors
International Large
Cap Composite           21.86  21.86  11.46  -0.79  8.02                 21.86  33.76  -15.04  -24.86   -7.57  25.78   10.47
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND             20.25  20.25  11.89  -1.13  5.62                 20.25  38.59  -15.94  -21.44  -14.17  26.96   20.00
 Morningstar Foreign
 Large Blend Category
 Average                17.59  17.59   9.42  -2.93  6.39                 17.59  33.32  -16.91  -21.83  -16.02  40.08   13.55

INTERNATIONAL EMERGING
MARKETS FUND
 CLASS A/ (A)/            N/A    N/A    N/A    N/A   N/A     N/A
Principal Global
Investors
International Emerging
Markets Equity
Composite               26.57  26.57  23.10   5.08  9.98                 26.57  58.24   -6.80   -3.70  -28.63  63.25  -17.59
 MSCI Emerging Markets
 Free Index - ID        22.45  22.45  19.54   2.09  0.98                 22.45  51.59   -7.97   -4.91  -31.86  63.70  -27.52
 Morningstar
 Diversified Emerging
 Markets Category
 Average                23.75  23.75  22.17   4.29  4.71                 23.75  55.30   -5.90   -3.73  -31.11  71.86  -27.03

                        --------------------------------------------     -----------------------------------------------------
//
/(a)/ Share Class SEC effective date 03/01/2005




                         1997   1996    1995
                        ----------------------
DIVERSIFIED
INTERNATIONAL FUND
 CLASS A/ (A)/
Principal Global         12.43  24.54   14.07
Investors
International Large
Cap Composite
 MSCI EAFE (Europe,       1.78   6.05   11.21
 Australia, Far East)
 Index - ND
 Morningstar Foreign      5.99  12.31   10.76
 Large Blend Category
 Average

INTERNATIONAL EMERGING
MARKETS FUND
 CLASS A/ (A)/
Principal Global         11.38  25.57    7.46
Investors
International Emerging
Markets Equity
Composite
 MSCI Emerging Markets  -13.41   3.92   -6.95
 Free Index - ID
 Morningstar             -3.68  13.35   -3.45
 Diversified Emerging
 Markets Category
 Average

                        ----------------------
//
/(a)/ Share Class SEC effective date 03/01/2005

PERFORMANCE RESULTS - INCOME FUNDS


                               AVERAGE ANNUAL PERFORMANCE                                      ANNUAL PERFORMANCE
                              (THROUGH DECEMBER 31, 2004)                                   (YEAR ENDED DECEMBER 31)

                                                          LIFE
                        YTD   1 YR  3 YR   5 YR   10 YR  OF FUND       2004  2003   2002   2001   2000   1999   1998  1997   1996
                        ------------------------------------------     ------------------------------------------------------------
BOND & MORTGAGE
SECURITIES FUND
 CLASS A/ (A)/           N/A   N/A    N/A    N/A    N/A    N/A
Principal Global
Investors Multi Sector
Fixed Income Composite  5.30  5.30   6.81   8.15   7.97                5.30   5.30   9.93   8.43  12.00  -0.57  7.97  10.16  3.94
 Lehman Brothers
 Aggregate Bond Index   4.34  4.34   6.19   7.71   7.72                4.34   4.11  10.26   8.42  11.63  -0.82  8.69   9.65  3.63
 Morningstar
 Intermediate-Term
 Bond Category Average  3.81  3.81   5.51   6.83   6.92                3.81   4.92   7.88   7.36   9.45  -1.22  7.42   8.76  3.30

GOVERNMENT SECURITIES
FUND
 CLASS A/ (A)/           N/A   N/A    N/A    N/A    N/A    N/A
Principal Global
Investors Mortgage
Backed Securities
Composite               3.72  3.72   4.80   6.56   7.27                3.72   1.97   8.84   7.51  11.08   0.22  7.62   9.97  3.90
 Lehman Brothers
 Government/Mortgage
 Index                  4.08  4.08   5.57   7.30   7.48                4.08   2.73  10.06   7.71  12.29  -0.54  8.72   9.54  3.68
 Morningstar
 Intermediate
 Government Category
 Average                3.39  3.39   4.71   6.31   6.47                3.39   2.15   9.07   6.84  10.76  -1.44  7.45   8.45  2.80

HIGH QUALITY
SHORT-TERM BOND FUND
 CLASS A/ (A)/           N/A   N/A    N/A    N/A    N/A    N/A
Principal Global
Investors Limited Term
Fixed Income Composite  1.58  1.58   4.16   5.67    N/A                1.58   3.02   8.01   7.19   8.81   1.05  6.79   6.64  4.88
 Lehman Brothers
 Mutual Fund 1-5
 Gov't/Credit Index     1.85  1.85   4.41   6.21   6.51                1.85   3.35   8.12   9.03   8.91   2.09  7.63   7.13  4.67
 Morningstar
 Short-Term Bond
 Category Average       1.60  1.60   3.24   4.91   5.52                1.60   2.39   5.24   7.32   8.14   2.12  6.28   6.51  4.35

INFLATION PROTECTION
FUND
 CLASS A/ (A)/           N/A   N/A    N/A    N/A    N/A    N/A
 Lehman Brothers
 Global Real: U.S.
 TIPS Index             9.97  9.97  11.59  11.15    N/A                9.97   8.40  16.57   7.90  13.17   2.40  3.95
 Morningstar
 Intermediate
 Government Category
 Average                3.39  3.39   4.71   6.31   6.47                3.39   2.15   9.07   6.84  10.76  -1.44  7.45   8.45  2.80

PREFERRED SECURITIES
FUND
 CLASS A/ (A)/           N/A   N/A    N/A    N/A    N/A    N/A
Spectrum Preferred
Securities Composite    6.56  6.56   9.72  11.13  10.08                6.56  12.99   9.72  10.55  16.11  -5.05  8.25  12.47  7.95
 Lehman Brothers
 Aggregate Bond Index   4.34  4.34   6.19   7.71   7.72                4.34   4.11  10.26   8.42  11.63  -0.82  8.69   9.65  3.63
 Morningstar
 Intermediate-Term
 Bond Category Average  3.81  3.81   5.51   6.83   6.92                3.81   4.92   7.88   7.36   9.45  -1.22  7.42   8.76  3.30

TAX-EXEMPT BOND FUND
 CLASS A/ (//B//)/       N/A   N/A    N/A    N/A    N/A    N/A
Principal Global
Investors Municipal
Fixed Income Composite                                                 3.87   5.16   9.34   6.03   8.02  -3.18  5.10   9.19  4.59
 Lehman Brothers
 Municipal Bond Index   4.48  4.48   6.44   7.20   7.06                4.48   5.32   9.60   5.13  11.68  -2.06  6.48   9.20  4.43
 Morningstar Muni
 National Long
 Category Average       3.78  3.78   5.64   6.35   6.12                3.78   4.88   7.96   4.03  10.17  -4.86  5.31   9.27  3.31

                        ------------------------------------------     ------------------------------------------------------------
///(//a)/ Share Class SEC effective date 03/01/2005
///(//b//)/ Fund SEC effective date 03/01/2005




                         1995
                        -------
BOND & MORTGAGE
SECURITIES FUND
 CLASS A/ (A)/
Principal Global         18.41
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers         18.47
 Aggregate Bond Index
 Morningstar             17.35
 Intermediate-Term
 Bond Category Average

GOVERNMENT SECURITIES
FUND
 CLASS A/ (A)/
Principal Global         19.10
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers         17.81
 Government/Mortgage
 Index
 Morningstar             16.42
 Intermediate
 Government Category
 Average

HIGH QUALITY
SHORT-TERM BOND FUND
 CLASS A/ (A)/
Principal Global
Investors Limited Term
Fixed Income Composite
 Lehman Brothers         12.88
 Mutual Fund 1-5
 Gov't/Credit Index
 Morningstar             11.48
 Short-Term Bond
 Category Average

INFLATION PROTECTION
FUND
 CLASS A/ (A)/
 Lehman Brothers
 Global Real: U.S.
 TIPS Index
 Morningstar             16.42
 Intermediate
 Government Category
 Average

PREFERRED SECURITIES
FUND
 CLASS A/ (A)/
Spectrum Preferred       23.50
Securities Composite
 Lehman Brothers         13.47
 Aggregate Bond Index
 Morningstar             17.35
 Intermediate-Term
 Bond Category Average

TAX-EXEMPT BOND FUND
 CLASS A/ (//B//)/
Principal Global         20.71
Investors Municipal
Fixed Income Composite
 Lehman Brothers         17.46
 Municipal Bond Index
 Morningstar Muni        17.14
 National Long
 Category Average

                        -------
///(//a)/ Share Class SEC effective date 03/01/2005
///(//b//)/ Fund SEC effective date 03/01/2005

IMPORTANT NOTES TO THE APPENDIX


LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.


LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is an unmanaged index composed of all bonds that are investment grade (rated BAA or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS GOVERNMENT/MORTGAGE INDEX is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities
(MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA and the FHLMC.


LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an unmanaged index composed of all fixed-rate, securitized mortgage pools by GNMA, FNMA, and the FHLMC, including GNMA Graduated Payment Mortgages. The minimum principal amount required for inclusion is $50 million. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.


LEHMAN BROTHERS MUTUAL FUND U.S. GOVERNMENT 1-3 YEAR INDEX is composed of both the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate-debt guaranteed by the U.S. government). These bonds also must have maturities of 1 to 3 years.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is an unmanaged index that measures the stock returns of companies in 26 developing countries.


MORGAN STANLEY REIT INDEX is an unmanaged index comprised of the most actively-traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR CONSERVATIVE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY AVERAGE is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN LARGE GROWTH CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more-stable stock prices.


MORNINGSTAR LONG-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of long-term bond mutual funds that have average durations that exceed six years. Most of them hold some portion of assets in corporate bonds, either investment-grade or high-yield issues, or both.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR MID-CAP GROWTH CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR MID-CAP VALUE CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.


MORNINGSTAR MODERATE ALLOCATION CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt and which have durations between 1 and 3.5 years.


MORNINGSTAR SMALL BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.


MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 INDEX is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP INDEX is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.


RUSSELL MIDCAP VALUE INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility and transportation companies.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


S&P SMALLCAP 600 INDEX is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

 ADDITIONAL INFORMATION


Additional information about the Funds (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 16, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

               Principal Investors Fund, Inc. SEC File 811-07572

                       PRINCIPAL INVESTORS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION







                               dated May 16, 2005


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The prospectus for Class A and Class B shares is dated May 16, 2005. The prospectuses for the other classes are dated March 1, 2005. The prospectuses, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended October 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Investors Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-2080

The prospectuses for Class J shares, Select, Preferred, Advisors Signature, Advisors Select and Advisors Preferred share classes may be viewed on our web site at www.principal.com.


Principal Investors Fund                                                1
www.principal.com

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Multiple Class Structure................................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares

Taxation of the Funds...................................................

Calculation of Performance Data.........................................

General Information.....................................................

Financial Statements....................................................

Disclosure Regarding Portfolio Managers ................................

Appendix A..............................................................

Appendix B..............................................................




2                                                Principal Investors Fund
                                                          1-800-547-7754

FUND HISTORY


The Principal Investors Fund is a registered, open-end management investment company, commonly called a mutual fund. The Fund consists of multiple diversified investment portfolios which are referred to as "Funds". Each portfolio operates for many purposes as if it were an independent mutual fund. Each portfolio has its own investment objective, strategy and management team.


The Fund was organized as the Principal Special Markets Fund, Inc. on January 28, 1993 as a Maryland corporation. The Fund changed its name to Principal Investors Fund effective September 14, 2000.


The Articles of Incorporation have been amended as follows:
.. September 14, 2000 to add the Bond & Mortgage Securities, Government
  Securities, High Quality Intermediate Term Bond, High Quality Long Term Bond, High Quality Short Term Bond, International I, International II, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Real Estate, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth I, Partners SmallCap Growth II, SmallCap Blend, SmallCap Growth, SmallCap S&P 600 Index and SmallCap Value Funds;
.. December 13, 2001 to add the LifeTime 2010, LifeTime 2020, LifeTime 2030,
  LifeTime 2040, LifeTime 2050, LifeTime Strategic Income Funds (referred to herein as the "Principal LifeTime" Funds) and Partners SmallCap Value Fund;
.. March 14, 2001 to add the Capital Preservation Fund;
.. April 17, 2002 to add the Preferred Securities Fund;
.. September 26, 2002 to add the LargeCap Blend I, Partners LargeCap Growth,
  Partners SmallCap Blend and Partners SmallCap Value I Funds and to change the name of the LargeCap Blend Fund to Partners LargeCap Blend Fund I;
.. September 18, 2003 to add the Partners International, Partners MidCap Growth I
  and Partners MidCap Value I Funds;
.. February 3, 2004 to change the name of the Real Estate Fund to Real Estate
  Securities Fund;
.. March 8, 2004 to add the Partners LargeCap Value Fund I, Partners SmallCap
  Growth Fund III and Partners SmallCap Value Fund II;
.. June 21, 2004 to add the Advisors Signature Class and the High Yield Fund and
  the Partners LargeCap Value Fund II;
.. September 13, 2004 to add Inflation Protection Fund and Partners MidCap Growth
  Fund II; and
.. December 16, 2004 to add Class A and Class B shares, add the Equity Income,
  Partners Global Equity and Tax-Exempt Bond Funds, change the name of International Fund I to Diversified International, change the name of International II to International Growth and change the name of LargeCap Blend I to Disciplined LargeCap Blend.

The High Yield Fund offers only Institutional Class shares.


The LargeCap Blend I, Partners Equity Growth, Partners International, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth I, Partners MidCap Growth II, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value II Funds each offers Institutional Class, Preferred, Select, Advisors Preferred, Advisors Select and Advisors Signature Class shares. Each of the other Funds offers these classes of shares as well as Class J shares. Class A shares are offered by the Bond & Mortgage Securities, Equity Income, Government Securities, High Quality Short-Term Bond, Inflation Protection, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds. Class B shares are offered by the Bond & Mortgage Securities, Equity Income, Government Securities, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap Value, LifeTime 2020, LifeTime 2030, LifeTime2040, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth,


Principal Investors Fund                                                3
www.principal.com

Partners MidCap Value, Partners SmallCap Growth II, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds. Each class has different expenses. Because of these different expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase certain classes of shares, call the Principal Investors Fund at 1-800-547-7754.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


Bond & Mortgage Securities, Capital Preservation, Disciplined LargeCap Blend, Diversified International, Equity Income, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, High Yield, Inflation Protection, International Growth, International Emerging Markets, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400 Index, MidCap Value, Money Market, Partners Global Equity, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth I, Partners SmallCap Growth II, Partners SmallCap Growth III, Partners SmallCap Value, Partners SmallCap Value I, Partners SmallCap Value II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Growth, SmallCap Value, SmallCap S&P 600 Index Tax-Exempt Bond Funds

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.


4                                                Principal Investors Fund
                                                          1-800-547-7754

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. This restriction applies to the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds except to the extent that the related Index also is so concentrated. This restriction does not apply to the Preferred Securities or Real Estate Securities Funds.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (35% for Preferred Securities Fund) of its assets in foreign securities, except that the Diversified International, International Growth, International Emerging Markets and Partners Global Equity Funds each may invest up to 100% of its assets in foreign securities, the LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds each may invest in foreign securities to the extent that the relevant index is so invested, and Government Securities may not invest in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests (except Real Estate Securities Fund).

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, invest more than 10% of its total assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting


Principal Investors Fund                                                5
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  securities of any one investment company except in connection with a merger, consolidation or plan of reorganization. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund (except the Capital Preservation, Diversified International, Equity Income, International Growth, and International Emerging Markets) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


Partners MidCap Growth Fund II

FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;


 2) Issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

 3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

 4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies;

 5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

 6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

 7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

 8) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval.


6                                                Principal Investors Fund
                                                          1-800-547-7754

 1) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) The Fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

 4) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of the Fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.


 5) The Fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the Fund's fundamental and non-fundamental limitations discussed
-------------------------------------------------------------------------------
above:
------

For purposes of normally investing at least 80% of the Fund's assets in
-----------------------------------------------------------------------
securities of companies with medium market capitalizations, FMR intends to
--------------------------------------------------------------------------
measure the capitalization range of the Russell Midcap Index and the Standard &
-------------------------------------------------------------------------------
Poor's MidCap 400 Index (S&P MidCap 400) no less frequently than once a month.
------------------------------------------------------------------------------

Partners International Fund


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if, as a result, a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

 3) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of


Principal Investors Fund                                                7
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  portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin). Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 4) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 5) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 6) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 7) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

NON-FUNDAMENTAL RESTRICTIONS
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's present policy to:

 1) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.


 2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

 3) Purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Funds


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Fund may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Fund may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.


8                                                Principal Investors Fund
                                                          1-800-547-7754

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Fund may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Fund or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Fund or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will concentrate its investments in the mutual fund industry. This restriction does not apply to the Fund's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 8) Sell securities short.

NON-FUNDAMENTAL RESTRICTIONS
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

SECURITY SELECTION

LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600  Index
----------------------------------------------------------------------------
Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners LargeCap Blend and Partners LargeCap Growth I
----------------------------------------------------------
T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

Partners LargeCap Growth
----------------------------
When Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") places a trade for the same security or futures contract for more than one account, it is normal practice that such trades will be placed as a block.
.. Execution of orders for clients who designate the use of particular brokers generally can not participate in block trades, and should generally be delayed until the execution of non-broker designated orders has been completed.
.. Execution of orders for any client who prohibits participation in block trades should generally be delayed until the execution of any block trade for the security.

Multiple Trades in the Same Security or Futures Contract
.. Intra-Day: When a security or futures contract is traded in more than one lot during a day, either all accounts trading shall participate in each lot, or an average price shall be obtained that is applicable to all accounts.
.. Multi-Day: When a security or futures contract is traded across multiple days, all accounts trading shall participate on each day, unless the record clearly demonstrates that the trading decisions were made independently.


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The intended basis of allocation for a trade should be recorded prior to placing the order. When this is not practicable, the intended allocation will be recorded immediately thereafter.

Partners LargeCap Growth II
---------------------------

American Century uses a bottom-up approach to select stocks to buy for the Fund. This means the managers make their investment decision based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain accelerating growth and sell the stocks of companies whose growth begins to slow down.
Partners LargeCap Value II
--------------------------
American Century's value team looks for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up.

Partners MidCap Growth
--------------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners MidCap Growth I and Partners SmallCap Blend
----------------------------------------------------
Mellon Equity Associates, LLP ("Mellon Equity") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Mellon Equity constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index (for the Partners
MidCap Growth Fund I) or the S & P SmallCap 600 Index (for the Partners SmallCap Blend Fund), but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

Preferred Securities
------------------------
Spectrum Asset Management, Inc. ("Spectrum"), selects preferred securities within industries deemed to have stable or improving fundamentals. The issuers must also have stable or improving credit profiles. Individual issues are selected based on the attractiveness of their yields relative to the senior debt of the same issuer, U.S. Treasuries, and other outstanding preferreds, taking into account differences in maturity, liquidity, and subordination and call features.

Partners MidCap Value I
---------------------------
Goldman Sachs Asset Management, L.P. ("GSAM") manages the Fund by using a value-oriented approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM's view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.


10                                               Principal Investors Fund
                                                          1-800-547-7754

Partners SmallCap Value
---------------------------
Ark Asset Management Co., Inc. ("Ark Asset") selects stocks within a small capitalization universe, by combining a systematic quantitative approach with traditional fundamental analysis. The Sub-Advisor will use, among other things, proprietary computer models that incorporate data from several sources to identify those companies whose securities present what the Sub-Advisor believes to be favorable investment opportunities relative to the securities in the universe. The Sub-Advisor utilizes both a "Valuation Model" and an "Earnings Trend Model" in analyzing potential securities in which to invest. A traditional fundamental overlay is then applied and securities are selected for the portfolio that is structured around the Russell 2000 Index economic sectors to control risk.

Partners SmallCap Value II
--------------------------
Dimensional Fund Advisors Inc. ("Dimensional") believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not stock picking. It places priority on limiting expenses, portfolio turnover, and trading costs.

Portfolio construction: Generally, Dimensional structures the Fund by:
.. selecting a starting universe of securities (for example, all publicly traded
  U.S. common stocks).

.. creating a sub-set of companies meeting the Fund's investment guidelines. .. excluding certain companies after analyzing various factors (for example, solvency).
.. purchasing stocks using a market capitalization weighted approach.

Market capitalization weighted approach means investing on a market capitalization weighted basis, which may include adjusting that weighting to consider such factors as trading strategies, liquidity management and other factors that Dimensional determines appropriate, given market conditions. Market capitalization weighted means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.


The Fund generally purchases stocks whose market capitalizations are in the lower 8% of total market capitalization. Total market capitalization is based on the market capitalization of U.S. operating companies lists on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market.


Selections of equity securities for the other Funds (except the Partners MidCap
-------------------------------------------------------------------------------
Value Fund).
----------------
Such selections are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.

.. Second, given some conviction as to the likely economic climate, the Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.

.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

Partners MidCap Value
-------------------------
Neuberger Berman Management Inc. ("Neuberger Berman") selects equity securities using the three basic steps described in the previous section, but may utilize these same steps in reverse order.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop


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during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and


12                                               Principal Investors Fund
                                                          1-800-547-7754

.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product


Principal Investors Fund                                               13
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lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------

The Funds (except the Principal LifeTime Funds) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the


14                                               Principal Investors Fund
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    underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes.
  Through the purchase and sale of futures contracts and related options, a Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting



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    sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


16                                               Principal Investors Fund
                                                          1-800-547-7754

    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines


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    that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


High-Yield/High-Risk Bonds
--------------------------

The Bond & Mortgage Securities, High Yield, Inflation Protection, Partners International, Partners MidCap Growth
Fund II and Preferred Securities Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Bond &
Mortgage Securities, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond and High Quality Short-Term Bond Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------

The yield characteristics of the mortgage- and asset-backed securities in which the Bond & Mortgage Securities,
Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-
Term Bond, High Yield, Inflation Protection, Partners International and Preferred Securities Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------


18                                               Principal Investors Fund
                                                          1-800-547-7754

Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------

The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

Short Sales
-----------

Each Fund may engage in "short sales against the box." This technique involves selling either a security owned by the Fund, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Forward Foreign Currency Exchange Contracts
-------------------------------------------
The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also


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may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
-----------------------------------------------------------------------
Sale-Buybacks
-------------

The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


20                                               Principal Investors Fund
                                                          1-800-547-7754

A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements
----------------------------------------------

Each Fund (except Capital Preservation Fund and Money Market Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.


Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or


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a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except Capital Preservation Fund and

Money Market Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


22                                               Principal Investors Fund
                                                          1-800-547-7754

The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------

Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Sub-Advisor in accordance with procedures established by the Board of Directors, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.


When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.


When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------

The Capital Preservation Fund and Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Funds may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks.


Principal Investors Fund                                               23
www.principal.com

  . U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.


.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


24                                               Principal Investors Fund
                                                          1-800-547-7754

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Sub-Advisor further evaluates these securities.


Other Investment Companies
--------------------------

The Fund reserves the right to invest up to 10% of its total assets in the securities of all investment companies, but may not acquire more than 3% of the voting securities of, nor invest more than 5% of its total assets in securities of, any other investment company. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs") and other open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves substantially the same risks as investing directly in the underlying instruments. In addition, ETFs involve the risk that they will not perform in exactly the same fashion, or in response to the same factors,. as the index or underlying instruments.


As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

INDUSTRY CONCENTRATIONS
Each of the Principal LifeTime Funds concentrates its investments in the mutual fund industry.

Each of the other Funds, except Preferred Securities and Real Estate Securities, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap S&P 500 Index, MidCap S&P 400 Index and SmallCap S&P 600 Index Funds may concentrate their investments in a particular industry only to the extent that the relevant indices are so concentrated. The International Growth Fund, Partners LargeCap Growth Fund II and the Partners LargeCap Value Fund II use the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. Partners SmallCap Growth Fund II and Partners MidCap Growth Fund II use the general industry codes of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC")" except the Money Market Fund and Capital Preservation Fund divide the "asset-backed securities" category into five separate industry classifications in accordance with guidelines provided by the Manager.


PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Principal Investors Fund                                               25
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Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


The following Funds had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Capital Preservation (2003 - 20.7%; 2004 - 105.5%): On July 29, 2004, the
  Board took the necessary action to cause the Fund to become a money market fund. Bringing the portfolio in line with the new strategy resulted in the variation noted.
.. Government Securities (2003 - 219.5%; 2004 - 95.2%): The use of forward purchases and simultaneous current sales, often called dollar rolls, was reduced in 2004 versus 2003 as the attractiveness of this trade diminished.
.. High Quality Intermediate Term Bond ((2003 - 7.51.3; 2004 - 152.5%): The portfolio manager increased the allocation to certain fixed income sectors such as Treasury Inflation Protected Securities, and then reduced the allocation back to year-end levels and also decreased the allocation to investment grade credit throughout the year. The portfolio manager purchased considerable amount of short duration securities, that in turn require more reinvestment, as they mature and increased the level of forward purchases and current sales (referred to as dollar rolls), as the implied financing was attractive relevant to reinvestment opportunities.
.. LargeCap S&P 500 Index Fund (2003 - 1.1%; 2004 - 67.3%): The Fund's portfolio is allocated in approximately the same weightings as the Standard & Poor's 500 Index. The portfolio is not actively managed.
.. Partners LargeCap Blend Fund (2003 - 41.7%; 2004 - 93.9%): the Fund's sub-advisor was changed effective March 9, 2004. Bringing the portfolio in line with the strategy of the new sub-advisor resulted in the variation noted.
.. Partners SmallCap Growth Fund I (2003 - 333.6%; 2004 - 94.6%): As described in the prospectus, the sub-advisor employs an active trading strategy in an attempt to achieve the Fund's investment objective. This was particularly useful in the 2003 fiscal year.

MANAGEMENT


BOARD OF DIRECTORS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Board members are shown below. Each person also has the same position with the Principal Mutual Funds and the Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.


26                                               Principal Investors Fund
                                                          1-800-547-7754

 The following directors are considered not to be "interested persons" as
 ------------------------------------------------------------------------
defined in the 1940 Act.
------------------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND          OTHER
                                                                                                      COMPLEX      DIRECTORSHIPS
                                                                                                      OVERSEEN          HELD
                        POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)              BY              BY
NAME, ADDRESS AND AGE   FUND                    TIME SERVED           DURING PAST 5 YEARS             DIRECTOR        DIRECTOR
---------------------   ---------------------   -----------         -----------------------          ----------    -------------
Elizabeth Ballantine    Director                Since 2004    Principal, EBA Associates, since          109        The McClatchy
1113 Basil Road         Member Audit and                      1998.                                                   Company
McLean, Virginia        Nominating Committee
07/01/48

James D. Davis          Director                Since 1993    Attorney. Vice President, Deere and       109             None
4940 Center Court       Member Audit and                      Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Richard W. Gilbert      Director                Since 2000    President, Gilbert Communications,        109             None
5040 Arbor Lane, #302   Member Audit and                      Inc., since 1993.
Northfield, Illinois    Nominating Committee
05/08/40

Mark A. Grimmett        Director                Since 2004    Executive Vice President and CFO,         109
6310 Deerfield Avenue   Member Audit and                      Merle Norman Cosmetics, Inc., since                       None
San Gabriel,            Nominating Committee                  2000. Prior thereto, Vice President
California                                                    and CFO.
04/03/60

William C. Kimball      Director                Since 2000    Chairman and CEO, Medicap Pharmacies,     109       Casey's General
3094 104th              Member Audit and                      Inc. Retired.                                         Store, Inc.
Urbandale, Iowa         Nominating Committee
11/28/47

Barbara A. Lukavsky     Director                Since 1993    President and CEO, Barbican               109
100 Market, #317        Member Audit and                      Enterprises, Inc., since 1997.                            None
Des Moines, Iowa        Nominating Committee
09/10/40                Member Executive
                        Committee




Principal Investors Fund                                               27
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The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of an affiliation with the Principal Management Corporation
--------------------------------------------------------------------------------
(the "Manager") or Principal Life Insurance Company ("Principal Life").
-----------------------------------------------------------------------

John E. Aschenbrenner  Director                Since 2000   Director, the Manager    109
08/16/49                                                    and Princor Financial
                                                            Services Corporation
                                                            ("Princor"), since
                                                            2000. President,
                                                            Insurance and
                                                            Financial Services,                 None
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2000-2003;
                                                            Prior thereto, Senior
                                                            Vice President.

Ralph C. Eucher        Director                Since 1999   Director and             109
06/14/52               President and Chief                  President, Princor
                       Executive Officer                    and the Manager,
                       Member Executive                     since 1999. Senior
                       Committee                            Vice President,                     None
                                                            Principal Life, since
                                                            2002. Prior thereto,
                                                            Vice President.

Larry D. Zimpleman     Director                Since 2001   Chairman and             109
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     the Manager, since
                       Committee                            2002. President,
                                                            Retirement and
                                                            Investor Services,                  None
                                                            Principal Life, since
                                                            2003. Executive Vice
                                                            President, 2001-2003.
                                                            Prior thereto, Senior
                                                            Vice President.



The Audit and Nominating Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund. In addition, the committee selects and nominate all candidates who are not "interested persons" of the Fund for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1993   Vice President and
03/12/52                                                  Treasurer, Principal
                                                          Life, since 2000.
                                                          Senior Vice President,
                                                          1998-2000. Prior
                                                          thereto, Director -
                                                          Treasury.

Michael J. Beer      Executive Vice          Since 1993   Executive Vice
01/09/61             President                            President and Chief
                                                          Operating Officer,
                                                          Princor and the
                                                          Manager, since 1999.
                                                          Prior thereto, Vice
                                                          President and Chief
                                                          Operating Officer.

David J. Brown       Chief Compliance        Since 2004   Vice President, Product
04/11/60             Officer                              & Distribution
                                                          Compliance, Principal
                                                          Life since 2004. Second
                                                          Vice President,
                                                          Compliance, 2000 to
                                                          2004. Prior thereto,
                                                          Director - Individual
                                                          Compliance, 1998 to
                                                          2000.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor, since
                                                          2003. Assistant
                                                          Financial Controller,
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader.

Arthur S. Filean     Senior Vice President   Since 1993   Senior Vice President,
11/04/38             and Secretary                        Princor and the
                                                          Manager, since 2000.
                                                          Vice President,
                                                          Princor, 1990-2000.
                                                          Prior thereto, Vice
                                                          President, the Manager.

Ernest H. Gillum     Vice President          Since 1993   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and the
                                                          Manager, since 2000.
                                                          Prior thereto, Vice
                                                          President - Compliance
                                                          and Product
                                                          Development.

Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life, since
                                                          1998.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal
12/11/60                                                  LIfe, since 2000. Prior
                                                          thereto, Attorney.

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal
07/03/53                                                  Life, since 2002.
                                                          Counsel, Merrill Lynch
                                                          Insurance Group,
                                                          2000-2001. Prior
                                                          thereto, Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

David W. Miles       Senior Vice President   Since 2005   Senior Vice President,
04/19/57                                                  Princor and the
                                                          Manager, since 2005.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal
12/31/45                                                  Life, since 1997.

Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, the Manager,
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1993   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal
                                                          Life, since 1999.
                                                          Counsel, Principal
                                                          Global Investors, LLC,
                                                          Princor and the
                                                          Manager.

Jean B. Schustek     Assistant Vice          Since 2000   Vice President -
02/17/52             President                            Registered Products,
                     Assistant Secretary                  Princor and the
                                                          Manager, since 2005.
                                                          Prior thereto,
                                                          Assistant Vice
                                                          President - Registered
                                                          Products.

Randy L. Bergstrom   Assistant Tax Counsel   Since 2005   Counsel, Principal
03/12/55                                                  Life, since 1997.

Carolyn F. Kolks     Assistant Tax Counsel   Since 2005   Counsel, Principal
11/24/62                                                  Life, since 2003. Prior
                                                          thereto, Attorney




28                                               Principal Investors Fund
                                                          1-800-547-7754

Principal Investors Fund                                               29
www.principal.com

 The following tables set forth the aggregate dollar range of mutual funds within the fund complex which were beneficially owned by the Directors as of December 31, 2004. Ms. Ballantine was elected to the Board of Directors on December 13, 2004 and therefore is not included in the tables below. As of December 31, 2004, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.


                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                -------------------------------------------------------------
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000
                                 JAMES D.   RICHARD W.    MARK A.    WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS       GILBERT     GRIMMETT     KIMBALL      LUKAVSKY
 ---------------------            -----       -------     --------     -------      --------
Balanced                            B            B           A            A             A
Bond                                C            D           C            B             E
Capital Value                       C            C           A            A             A
Cash Management                     C            B           C            D             C
Equity Income                       E            B           A            D             A
Government Securities Income        B            B           A            A             A
Growth                              D            D           A            A             A
International                       B            C           A            A             E
International Emerging Markets      C            A           A            A             A
International SmallCap              C            A           A            A             A
LargeCap Stock Index                A            A           A            A             A
Limited Term Bond                   A            A           B            E             E
MidCap                              E            D           A            E             A
Partners Blue Chip                  D            B           A            A             A
Partners Equity Growth              A            A           A            D             A
Partners LargeCap Blend             A            A           A            A             A
Partners LargeCap Value             A            A           A            D             A
Partners MidCap Growth              A            A           A            C             A
Partners SmallCap Growth            A            A           A            C             A
Real Estate Securities              A            A           A            E             A
SmallCap                            A            A           A            A             A
Tax-Exempt Bond                     B            A           A            A             A
  TOTAL FUND COMPLEX                E            E           C            E             E


                                              DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                                       -------------------------------------------------------------
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000
                                             JOHN E.              RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND                    ASCHENBRENNER            EUCHER              ZIMPLEMAN
 ---------------------                    -------------            ------              ---------
Balanced                                        B                     A                    A
Bond                                            C                     A                    A
Capital Value                                   C                     A                    A
Cash Management                                 B                     B                    A
Equity Income                                   B                     C                    A
Government Securities Income                    A                     C                    A
Growth                                          C                     C                    A
International                                   C                     A                    A
International Emerging Markets                  A                     A                    A
International SmallCap                          C                     A                    A
LargeCap Stock Index                            A                     A                    A
Limited Term Bond                               C                     A                    A
MidCap                                          C                     D                    A
Partners Blue Chip                              C                     C                    A
Partners Equity Growth                          C                     C                    A
Partners LargeCap Blend                         A                     D                    A
Partners LargeCap Value                         A                     D                    A
Partners MidCap Growth                          B                     A                    A
Partners SmallCap Growth                        A                     A                    A
Real Estate Securities                          C                     A                    A
SmallCap                                        A                     A                    A
Tax-Exempt Bond                                 A                     D                    A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE BENEFIT PLAN)
Bond & Mortgage Securities                      C                     B                    C
Government Securities                           A                     D                    A
International I                                 E                     A                    C
International Emerging Markets                  C                     A                    A
LargeCap Growth                                 C                     A                    A
LargeCap S&P 500 Index                          C                     D                    A
MidCap Blend                                    C                     B                    C
Money Market                                    C                     A                    A
Partners LargeCap Blend I                       B                     A                    A
Partners LargeCap Growth I                      C                     A                    A
Partners LargeCap Value                         B                     C                    C
Partners MidCap Growth                          C                     A                    A
Principal LifeTime Strategic Income             B                     A                    A
Real Estate Securities                          C                     A                    A
SmallCap S&P 600 Index                          D                     A                    A
  TOTAL FUND COMPLEX                            E                     E                    D




30                                               Principal Investors Fund
                                                          1-800-547-7754

The Directors also serve as Directors for each of the 24 investment companies (with a total of 109 portfolios as of March 1, 2005) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2004, each director who is not an "interested person" except Ms. Ballantine who was elected to the Board in December 2004, received $79,750, except Mr. Grimmett who received $64,093, from the fund complex.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of October 31, 2004, the Officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.

As of May 9, 2005, Principal Life, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund:

                                                     % OF OUTSTANDING
         FUND                                          SHARES OWNED
         ----                                        ----------------
         Bond & Mortgage Securities                        0.18%
         Capital Preservation                              6.82
         Disciplined LargeCap Blend                        0.01
         Diversified International                        16.24
         Government Securities                             0.02
         High Quality Intermediate-Term Bond               0.04
         High Quality Long-Term Bond                       0.20
         High Quality Short-Term Bond                      0.06
         High Yield                                        0.00
         Inflation Protection                             15.54
         International Emerging Markets                   14.51
         International Growth                              0.00
         LargeCap Growth                                  19.78
         LargeCap S&P 500 Index                            0.00
         LargeCap Value                                   24.49
         MidCap Blend                                      0.03
         MidCap Growth                                     0.26
         MidCap S&P 400 Index                              0.03
         MidCap Value                                      0.02
         Money Market                                      0.01
         Partners Global Equity                           99.99
         Partners International                            0.00
         Partners LargeCap Blend                           0.00
         Partners LargeCap Blend I                         0.29
         Partners LargeCap Growth                         32.58
         Partners LargeCap Growth I                        0.00
         Partners LargeCap Growth II                       0.00
         Partners LargeCap Value                           0.00
         Partners LargeCap Value I                         0.03
         Partners LargeCap Value II                        0.03
         Partners MidCap Growth                            0.06
         Partners MidCap Growth I                          0.02
         Partners MidCap Growth II                         0.01
         Partners MidCap Value                             0.04
         Partners MidCap Value I                           0.01
         Partners SmallCap Blend                           0.10
         Partners SmallCap Growth I                        0.01
         Partners SmallCap Growth II                       0.00
         Partners SmallCap Growth III                      0.04
         Partners SmallCap Value                           0.01
         Partners SmallCap Value I                         0.23
         Partners SmallCap Value II                        0.01
         Preferred Securities                              0.02
         Principal LifeTime 2010                           0.00
         Principal LifeTime 2020                           0.00
         Principal LifeTime 2030                           0.00
         Principal LifeTime 2040                           0.01
         Principal LifeTime 2050                           0.02
         Principal Lifetime Strategic Income               0.02
         Real Estate Securities                            0.00
         SmallCap Blend                                   16.74
         SmallCap Growth                                   0.13
         SmallCap S&P 600 Index                            0.01
         SmallCap Value                                    0.14
        *The Equity Income Fund and the Tax-Exempt Bond Fund are not
         currently being offered.




Principal Investors Fund                                               31
www.principal.com

As of May 9, 2005, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

                                           ADVISORS   ADVISORS  ADVISORS                                      CLASS
                FUND NAME                  PREFERRED   SELECT   SIGNATURE  PREFERRED  SELECT  INSTITUTIONAL     J
                ---------                  ---------  --------  ---------  ---------  ------  -------------   -----
 Bond & Mortgage Securities Fund              592       590        605        593      591         594         501
 Capital Preservation Fund                    597       595        606        598      596         599         543
 Disciplined LargeCap Blend Fund              697       695        619        698      696         699
 Diversified International Fund               672       670        617        673      671         674         508
 Government Securities Fund                   612       610        607        613      611         614         503
 High Quality Intermediate-Term Bond Fund     622       620        608        623      621         624         504
 High Quality Long-Term Bond Fund             632       630        609        633      631         634         505
 High Quality Short-Term Bond Fund            642       640        615        643      641         644         506
 High Yield Fund                                                                                   798
 Inflation Protection Fund                    707       705        709        708      706         715         546
 International Emerging Markets Fund          662       660        616        663      661         664         507
 International Growth Fund                    812       810        618        813      811         814         509
 LargeCap Growth Fund                         702       700        625        703      701         704         512
 LargeCap S&P 500 Index Fund                  712       710        626        713      711         714         513
 LargeCap Value Fund                          722       720        627        723      721         724         514
 MidCap Blend Fund                            742       740        639        743      741         749         521
 MidCap Growth Fund                           752       750        645        753      751         759         522
 MidCap S&P 400 Index Fund                    762       760        646        763      761         769         523
 MidCap Value Fund                            772       770        647        773      771         774         524
 Money Market Fund                            782       780        648        783      781         784         525
 Partners Global Equity Fund                  857       855        859        858      856         865
 Partners International Fund                  787       785        649        788      786         789
 Partners LargeCap Blend Fund                 822       820        650        823      821         824         527
 Partners LargeCap Blend Fund I               692       690        651        693      691         694         511
 Partners LargeCap Growth Fund                827       825        652        828      826         829         544
 Partners LargeCap Growth Fund I              832       830        653        833      831         834         528
 Partners LargeCap Growth Fund II             842       840        654        843      841         844         529
 Partners LargeCap Value Fund                 852       850        655        853      851         854         530
 Partners LargeCap Value Fund I               802       800        656        803      801         804
 Partners LargeCap Value Fund II              779       777        796        795      778         797
 Partners MidCap Growth Fund                  872       870        658        873      871         874         532
 Partners MidCap Growth Fund I                877       875        659        878      876         879
 Partners MidCap Growth Fund II               718       716        775        719      717         776
 Partners MidCap Value Fund                   882       880        665        883      881         884         533
 Partners MidCap Value Fund I                 892       890        666        893      891         894
 Partners SmallCap Blend Fund                 887       885        667        888      886         889
 Partners SmallCap Growth Fund I              902       900        668        906      901         904         534
 Partners SmallCap Growth Fund II             913       911        669        914      912         915         535
 Partners SmallCap Growth Fund III            817       815        675        818      816         819
 Partners SmallCap Value Fund                 922       920        676        923      921         924         536
 Partners SmallCap Value Fund I               927       925        677        928      926         935
 Partners SmallCap Value Fund II              837       835        678        838      836         839
 Preferred Securities Fund                    938       936        679        939      937         929         545
 Principal LifeTime 2010 Fund                 727       725        628        728      726         729         515
 Principal LifeTime 2020 Fund                 732       730        629        733      731         734         516
 Principal LifeTime 2030 Fund                 737       735        635        738      736         739         517
 Principal LifeTime 2040 Fund                 746       744        636        747      745         748         518
 Principal LifeTime 2050 Fund                 756       754        637        757      755         758         519
 Principal LifeTime Strategic Income Fund     766       764        638        767      765         768         520
 Real Estate Securities Fund                  932       930        685        933      931         934         537
 SmallCap Blend Fund                          942       940        686        943      941         944         538
 SmallCap Growth Fund                         952       950        687        953      951         954         539
 SmallCap S&P 600 Index Fund                  962       960        688        963      961         964         540
 SmallCap Value Fund                          972       970        689        973      971         974         541




32                                               Principal Investors Fund
                                                          1-800-547-7754

FUND/CLASS                                                                        PERCENTAGE OF
  NUMBER     NAME AND ADDRESS                                                        OWNERSHIP

          590 Delaware Charter Guarantee & Trus                                          22.1
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          590 Delaware Charter Guarantee & Trus                                          77.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          591 Delaware Charter Guarantee & Trus                                          96.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          592 Delaware Charter Guarantee & Trus                                          20.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          592 Delaware Charter Guarantee & Trus                                          79.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          593 DELAWARE CHARTER GUAR & TRUST                                               5.7
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          593 Trustar                                                                    22.7
              F B O Southwire Balanced Fund (Retirement Plan)
              P.O. Box 8963
              Wilmington, DE 19899
          593 Delaware Charter Guarantee & Trus                                          63.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          594 LIFETIME 2010 FUND                                                         27.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          594 LIFETIME 2020 FUND                                                         31.2
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          594 LIFETIME 2040 FUND                                                          5.2
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          594 LIFETIME STRATEGIC INCOME FUND                                             14.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          594 LIFETIME 2030 FUND                                                         19.8
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          595 Delaware Charter Guarantee & Trus                                          91.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          596 Delaware Charter Guarantee & Trus                                          70.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          597 Delaware Charter Guarantee & Trus                                          98.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          598 Delaware Charter Guarantee & Trus                                          76.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          605 Delaware Charter Guarantee & Trus                                          95.4
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          607 Delaware Charter Guarantee & Trus                                          84.4
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          610 Delaware Charter Guarantee & Trus                                           5.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          610 Delaware Charter Guarantee & Trus                                          94.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          611 Delaware Charter Guarantee & Trus                                          15.1
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          611 Delaware Charter Guarantee & Trus                                          82.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          612 Delaware Charter Guarantee & Trus                                          56.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          612 Delaware Charter Guarantee & Trus                                          38.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          613 DELAWARE CHARTER GUAR & TRUST                                              17.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          613 BANKERS TRUST COMPANY TRUSTEE                                              10.0
              FBO PARTNER RE RESTURATION SALARY DEFERRED PLAN
              665 LOCUST ST # HAYEK
              DES MOINES, IA 50309-3702
          613 Delaware Charter Guarantee & Trus                                          33.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          613 Delaware Charter Guarantee & Trus                                          23.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          617 Delaware Charter Guarantee & Trus                                          88.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          618 Delaware Charter Guarantee & Trus                                          14.6
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          620 Delaware Charter Guarantee & Trus                                          15.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          620 Delaware Charter Guarantee & Trus                                          84.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          621 Delaware Charter Guarantee & Trus                                           6.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          621 Wachovia Bank NA                                                           77.9
              FBO Kewaunee Scientific Corp Exec Def Plan
              Tanya Whitaker One West Fourth Stre
              Winston-Salem, NC 27150
          622 Trustar                                                                     6.3
              FBO The Church Of God 403(b) Pension Plan -- Moderate
              P.O. Box 8963
              Wilmington, DE 19899
          622 Trustar                                                                    12.9
              FBO The Church Of God 403(b) Pension Plan -- Capital Opportunities
              P.O. Box 8963
              Wilmington, DE 19899
          622 Trustar                                                                    72.0
              FBO The Church Of God 403(b) Pension Plan -- Growth & Income
              P.O. Box 8963
              Wilmington, DE 19899
          622 Delaware Charter Guarantee & Trus                                           6.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          623 WELLS FARGO TRUST COMPANY TRUSTEE                                           6.4
              FBO WORLD INSURANCE EXECUTIVE SERP PLN
              ATTN DEANNA SWERTZIC
              1919 DOUGLAS ST
              OMAHA, NE 68102-1317
          623 Delaware Charter Guarantee & Trus                                          87.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          624 PERSHING LLC                                                                7.2
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          624 PERSHING LLC                                                               20.2
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          624 PERSHING LLC                                                               10.3
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          626 Delaware Charter Guarantee & Trus                                          98.0
              FBO PFG PRINCIPAL ADVANTAGE OMNIBUS CLIENT 904
              711 HIGH STREET
              DES MOINES, IA 50303
          628 Delaware Charter Guarantee & Trus                                          77.3
              FBO Various NonQualifed Plans
              711 High Street
              Des Moines, IA 50303
          628 Delaware Charter Guarantee & Trus                                          19.3
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          629 Delaware Charter Guarantee & Trus                                          94.2
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          630 Delaware Charter Guarantee & Trus                                           8.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          630 Delaware Charter Guarantee & Trus                                          91.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          631 Delaware Charter Guarantee & Trus                                           5.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          631 Principal Trust Company                                                    34.6
              FBO Susan Saggione
              1013 Centre Rd
              Wilmington, DE 19805
          631 Principal Trust Company                                                    49.0
              FBO Susan Saggione
              1013 Centre Rd
              Wilmington, DE 19805
          632 Delaware Charter Guarantee & Trus                                          49.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          632 Delaware Charter Guarantee & Trus                                          34.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          633 BANKERS TRUST CO NA TTEE FBO CAL                                            7.3
              ATTN ANJI HAYEK
              665 LOCUST ST
              DES MOINES, IA 50309-3702
          633 Delaware Charter Guarantee & Trus                                          40.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          633 J Moorhouse & R Stine TTEE                                                 28.5
              FBO Bakersfield Californian NQ Pl. Trustees
              PO Box 81075
              Bakersfield, CA 93380
          633 Bankers Trust Company NA                                                    5.8
              FBO Debbie Williams
              665 Locust St
              Des Moines, IA 50304
          635 Delaware Charter Guarantee & Trus                                          65.5
              FBO Various NonQualifed Plans
              711 High Street
              Des Moines, IA 50303
          635 Delaware Charter Guarantee & Trus                                          32.3
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          636 Delaware Charter Guarantee & Trus                                          77.6
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          637 Delaware Charter Guarantee & Trus                                          88.7
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          638 Delaware Charter Guarantee & Trus                                          56.0
              FBO Various NonQualifed Plans
              711 High Street
              Des Moines, IA 50303
          638 Delaware Charter Guarantee & Trus                                          38.7
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          639 Delaware Charter Guarantee & Trus                                          91.2
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          640 Delaware Charter Guarantee & Trus                                          55.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          640 Delaware Charter Guarantee & Trus                                          44.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          641 Delaware Charter Guarantee & Trus                                          98.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          642 Delaware Charter Guarantee & Trus                                          84.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          643 Delaware Charter Guarantee & Trus                                          76.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          643 Delaware Charter Guarantee & Trus                                          16.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          644 PERSHING LLC                                                               10.0
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          644 PERSHING LLC                                                               21.2
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          644 PERSHING LLC                                                               10.9
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          646 Delaware Charter Guarantee & Trus                                          46.1
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          648 Delaware Charter Guarantee & Trus                                          95.2
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          649 Delaware Charter Guarantee & Trus                                          88.9
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          652 Delaware Charter Guarantee & Trus                                          60.9
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          654 Delaware Charter Guarantee & Trus                                          93.6
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          655 Delaware Charter Guarantee & Trus                                          49.1
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          656 Delaware Charter Guarantee & Trus                                          95.0
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          658 Delaware Charter Guarantee & Trus                                           9.0
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          659 Delaware Charter Guarantee & Trus                                          60.4
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          662 Delaware Charter Guarantee & Trus                                          46.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          663 DELAWARE CHARTER GUARANTEE & TRUST                                         47.2
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          664 PERSHING LLC                                                               17.5
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          664 PERSHING LLC                                                                5.9
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          664 PERSHING LLC                                                                8.9
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          665 Delaware Charter Guarantee & Trus                                          72.6
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          666 Delaware Charter Guarantee & Trus                                          80.0
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          667 Delaware Charter Guarantee & Trus                                          64.1
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          668 Delaware Charter Guarantee & Trus                                          32.6
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          670 Delaware Charter Guarantee & Trus                                          10.8
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          670 Delaware Charter Guarantee & Trus                                          89.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          671 Delaware Charter Guarantee & Trus                                          86.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          671 Wachovia Bank NA                                                            9.3
              FBO Kewaunee Scientific Corp Exec Def Plan
              Tanya Whitaker One West Fourth Stre
              Winston-Salem, NC 27150
          672 Delaware Charter Guarantee & Trus                                          23.2
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          672 Delaware Charter Guarantee & Trus                                          76.1
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          673 DELAWARE CHARTER GUAR & TRUST                                              33.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          673 Delaware Charter Guarantee & Trus                                           5.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          673 Delaware Charter Guarantee & Trus                                          54.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          674 THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS                  12.2
              RETIRED IND FIELD 5073
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          674 PRINCIPAL TRUST FOR LIFE INS                                                6.4
              BENEFITS FOR EE'S - RETIRED  5016
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          674 PRINCIPAL TRUST FOR HEALTH BENEFITS FOR IND FIELD - RETIRED  5025          10.0
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          674 THE PRINCIPAL TRUST FOR POST-RETIREMENT MEDICAL BENEFITS RETIRED EE 5072   62.1
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          677 Delaware Charter Guarantee & Trus                                          55.7
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          685 Delaware Charter Guarantee & Trus                                          79.3
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          690 Delaware Charter Guarantee & Trus                                          18.2
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          690 Delaware Charter Guarantee & Trus                                          81.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          691 Delaware Charter Guarantee & Trus                                          99.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          692 Delaware Charter Guarantee & Trus                                          99.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          693 DELAWARE CHARTER GUAR & TRUST                                              52.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          693 Delaware Charter Guarantee & Trus                                          18.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          693 Delaware Charter Guarantee & Trus                                          11.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          693 J Moorhouse & R Stine TTEE                                                 10.0
              FBO Bakersfield Californian NQ Pl. Trustees
              PO Box 81075
              Bakersfield, CA 93380
          693 BANKERS TRUST COMPANY E675                                                  6.0
              FBO NQ EXCESS PLAN OF HICKORY FARMS
              ANJI RAINEY
              665 LOCUST ST
              DES MOINES, IA 50304-0897
          695 Delaware Charter Guarantee & Trus                                          83.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          697 Delaware Charter Guarantee & Trus                                          20.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          697 Delta Dental Plan of Oklahoma                                              38.8
              FBO Stephanie Elliot
              16 NW 63rd ST
              Oklahoma City, OK 73116
          699 LIFETIME 2010 FUND                                                         12.6
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          699 LIFETIME 2020 FUND                                                         31.0
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          699 LIFETIME 2040 FUND                                                         14.1
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          699 LIFETIME 2050 FUND                                                          7.0
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          699 LIFETIME 2030 FUND                                                         30.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          700 Delaware Charter Guarantee & Trus                                          99.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          701 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          702 Delaware Charter Guarantee & Trus                                          11.1
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          702 Delaware Charter Guarantee & Trus                                          85.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          703 DELAWARE CHARTER GUAR & TRUST                                              53.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          703 Delaware Charter Guarantee & Trus                                          38.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          704 LIFETIME 2010 FUND                                                         10.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          704 LIFETIME 2020 FUND                                                         23.9
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          704 LIFETIME 2040 FUND                                                         11.1
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          704 LIFETIME 2050 FUND                                                          5.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          704 LIFETIME 2030 FUND                                                         23.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          704 THE PRINCIPAL TRUST FOR POST-RETIREMENT MEDICAL BENEFITS RETIRED EE 5072   14.1
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          707 Delaware Charter Guarantee & Trus                                          16.8
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          710 Delaware Charter Guarantee & Trus                                          16.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          710 Delaware Charter Guarantee & Trus                                          83.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          711 Delaware Charter Guarantee & Trus                                          10.8
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          711 Delaware Charter Guarantee & Trus                                          69.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          711 Bankers Trust Company NA                                                    6.5
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          711 Principal Trust Company                                                     5.7
              FBO Susan Saggione
              1013 Centre Rd
              Wilmington, DE 19805
          712 Trustar                                                                    12.3
              FBO The Church Of God 403(b) Pension Plan -- Growth & Income
              P.O. Box 8963
              Wilmington, DE 19899
          712 Delaware Charter Guarantee & Trus                                           9.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          712 Delaware Charter Guarantee & Trus                                          70.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          713 DELAWARE CHARTER GUAR & TRUST                                               6.6
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          713 Delaware Charter Guarantee & Trus                                          15.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          713 Delaware Charter Guarantee & Trus                                          73.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          714 PERSHING LLC                                                               16.8
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          714 PERSHING LLC                                                                5.4
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          714 PERSHING LLC                                                                7.3
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          715 Delaware Charter Guarantee & Trus                                          84.0
              FBO NO PLAN
              711 High Street
              Des Moines, IA 50303
          717 First Premium Bank TTEE                                                    20.1
              FBO John L Scott Inc Def Comp
              601 S Minnesota Ave
              Sioux Falls, SD 57104
          718 Delaware Charter Guarantee & Trus                                          95.7
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          719 Delaware Charter Guarantee & Trus                                          93.7
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          720 Delaware Charter Guarantee & Trus                                          14.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          720 Delaware Charter Guarantee & Trus                                          85.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          721 Delaware Charter Guarantee & Trus                                          33.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          722 SILVER STATE SCHOOLS CU TTEE                                               14.6
              SILVER ST SCHLS CU 457B
              ATTN ANN JOHNSON
              PO BOX 12037
              LAS VEGAS, NV 89112-0037
          722 Delaware Charter Guarantee & Trus                                          18.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          722 Delaware Charter Guarantee & Trus                                          56.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          723 DELAWARE CHARTER GUAR & TRUST                                              27.1
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          723 WELLS FARGO TRUST COMPANY TRUSTEE                                          14.9
              FBO WORLD INSURANCE EXECUTIVE SERP PLN
              ATTN DEANNA SWERTZIC
              1919 DOUGLAS ST
              OMAHA, NE 68102-1317
          723 Delaware Charter Guarantee & Trus                                          51.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          724 LIFETIME 2010 FUND                                                          9.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          724 LIFETIME 2020 FUND                                                         21.8
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          724 LIFETIME 2040 FUND                                                         10.0
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          724 LIFETIME 2050 FUND                                                          5.0
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          724 LIFETIME 2030 FUND                                                         21.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          724 THE PRINCIPAL TRUST FOR POST-RETIREMENT MEDICAL BENEFITS RETIRED EE 5072   18.5
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          725 Delaware Charter Guarantee & Trus                                           8.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          725 Delaware Charter Guarantee & Trus                                          90.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          726 Delaware Charter Guarantee & Trus                                          88.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          726 Bankers Trust Company NA                                                   11.0
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          727 Delaware Charter Guarantee & Trus                                          41.8
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          727 Delaware Charter Guarantee & Trus                                          57.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          728 Delaware Charter Guarantee & Trus                                          92.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          729 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          730 Delaware Charter Guarantee & Trus                                          10.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          730 Delaware Charter Guarantee & Trus                                          88.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          731 Delaware Charter Guarantee & Trus                                          95.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          732 Delaware Charter Guarantee & Trus                                          29.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          732 Delaware Charter Guarantee & Trus                                          69.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          733 Delaware Charter Guarantee & Trus                                          93.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          734 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          735 Delaware Charter Guarantee & Trus                                           9.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          735 Delaware Charter Guarantee & Trus                                          90.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          736 Delaware Charter Guarantee & Trus                                          97.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          737 Delaware Charter Guarantee & Trus                                          25.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          737 Delaware Charter Guarantee & Trus                                          74.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          738 DELAWARE CHARTER GUAR & TRUST                                               5.6
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          738 Delaware Charter Guarantee & Trus                                          91.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          739 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          740 Delaware Charter Guarantee & Trus                                          97.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          741 Delaware Charter Guarantee & Trus                                          78.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          741 Bankers Trust Company NA                                                   20.0
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          742 Delaware Charter Guarantee & Trus                                          92.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          743 DELAWARE CHARTER GUAR & TRUST                                              32.5
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          743 Delaware Charter Guarantee & Trus                                          55.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          744 Delaware Charter Guarantee & Trus                                           8.2
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          744 Delaware Charter Guarantee & Trus                                          91.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          745 Delaware Charter Guarantee & Trus                                          89.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          745 Bankers Trust Company NA                                                    8.7
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          746 Delaware Charter Guarantee & Trus                                          12.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          746 Delaware Charter Guarantee & Trus                                          87.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          747 Delaware Charter Guarantee & Trus                                          94.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          748 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          750 Delaware Charter Guarantee & Trus                                          98.3
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          751 Principal Trust Company                                                    72.6
              FBO Nextel Prtnrs Op Corp NQ Def Comp
              Susan Saggione
              1013 Centre Road
              Wilmington, DE 19805
          752 Duke Corporate Education TTEE                                              22.6
              FBO NQ Plan of Duke Corporate Edu
              Barbara Frick
              333 Liggett St.
              Durham, NC 27701
          752 Delaware Charter Guarantee & Trus                                          67.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          753 NPGC NON-QUALIFIED DEFERRED COMPE                                          32.6
              ATTN: LEIMKUHLER LYLE
              PO BOX 29
              SAINT JOSEPH, MO 64502-0029
          753 Delaware Charter Guarantee & Trus                                          49.1
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          753 Delaware Charter Guarantee & Trus                                          18.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          754 Delaware Charter Guarantee & Trus                                          94.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          755 Delaware Charter Guarantee & Trus                                          61.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          755 Bankers Trust Company NA                                                   37.0
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          756 Delaware Charter Guarantee & Trus                                          24.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          756 Delaware Charter Guarantee & Trus                                          74.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          757 Delaware Charter Guarantee & Trus                                          92.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          758 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          760 Delaware Charter Guarantee & Trus                                          18.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          760 Delaware Charter Guarantee & Trus                                          81.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          761 Delaware Charter Guarantee & Trus                                          24.8
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          761 Delaware Charter Guarantee & Trus                                          74.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          762 Delaware Charter Guarantee & Trus                                          20.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          762 Delaware Charter Guarantee & Trus                                          72.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          763 Delaware Charter Guarantee & Trus                                          37.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          763 Delaware Charter Guarantee & Trus                                          55.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          764 Delaware Charter Guarantee & Trus                                          96.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          765 Delaware Charter Guarantee & Trus                                          71.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          765 Bankers Trust Company NA                                                   27.4
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          766 Delaware Charter Guarantee & Trus                                           8.2
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          766 Delaware Charter Guarantee & Trus                                          91.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          767 DELAWARE CHARTER GUAR & TRUST                                              14.6
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          767 Delaware Charter Guarantee & Trus                                          81.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          768 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          769 PERSHING LLC                                                               18.3
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          769 PERSHING LLC                                                                6.8
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          769 PERSHING LLC                                                                6.1
              P. O. BOX 2052
              JERSEY CITY, NJ 07303-9998
          770 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          771 Delaware Charter Guarantee & Trus                                          24.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          771 Principal Trust Company                                                    34.6
              FBO Susan Saggione
              1013 Centre Rd
              Wilmington, DE 19805
          771 Principal Trust Company                                                    36.3
              FBO Susan Saggione
              1013 Centre Rd
              Wilmington, DE 19805
          772 Delaware Charter Guarantee & Trus                                          95.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          773 BANKERS TRUST COMPANY TRUSTEE                                              27.0
              FBO PARTNER RE RESTURATION SALARY DEFERRED PLAN
              665 LOCUST ST # HAYEK
              DES MOINES, IA 50309-3702
          773 WEST BEND MUTUAL INSURANC CO DEF                                           23.8
              ATTN ANJI HAYEK
              665 LOCUST ST
              DES MOINES, IA 50309-3702
          773 Delaware Charter Guarantee & Trus                                          25.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          776 Delaware Charter Guarantee & Trus                                          99.9
              FBO Principal Financial Group Omnibus Wrapped
              ATTN NPIO TRADE DESK
              711 High Street
              Des Moines, IA 50303
          780 Delaware Charter Guarantee & Trus                                          96.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          781 Bankers Trust Company NA                                                   69.1
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          781 Wachovia Bank NA                                                           20.9
              FBO Kewaunee Scientific Corp Exec Def Plan
              Tanya Whitaker One West Fourth Stre
              Winston-Salem, NC 27150
          782 DELAWARE CHARTER GUAR & TRUST                                              35.5
              FBO PRINCIPAL ADVANTAGE TRUST
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          782 Delaware Charter Guarantee & Trus                                          33.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          782 Tri-Marine Intl TTEE                                                        6.6
              FBO Tri-Marine Intl NQ Excess
              Steve Farno 222 West Seventh Street
              San Pedro, CA 90731
          783 DELAWARE CHARTER GUAR & TRUST                                              14.3
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          783 INSURANCE SERVICES OFFICE, INC TTEE     ISO SUPPLEMENTAL EXEC SAVING PLAN   7.6
              545 WASHINGTON BLVD
              JERSEY CITY, NJ 07310-1607
          783 Trustar                                                                     9.1
              FBO SOUTHWIRE BALANCED FUND RETIREMENT PLAN
              PO BOX 8963
              WILMINGTON, DE 19899-8963
          783 Delaware Charter Guarantee & Trus                                          34.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          783 Principal Trust Company TTEE                                                6.7
              FBO John Wagner Assoc Exec NQ
              Susan Saggione
              1013 Centre Rd
              Wilmington, DE 19805
          784 LIFETIME 2010 FUND                                                         44.0
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          784 LIFETIME STRATEGIC INCOME FUND                                             55.9
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          785 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          786 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          787 Delaware Charter Guarantee & Trus                                          93.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          787 Delaware Charter Guarantee & Trus                                           5.8
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          788 DELAWARE CHARTER GUARANTEE & TRUS                                          98.1
              FBO PRINCIPA FINACIAL GROUP
              711 High Street
              Des Moines, IA 50303
          789 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          795 Delaware Charter Guarantee & Trus                                          97.5
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          797 Delaware Charter Guarantee & Trus                                         100.0
              FBO NO PLAN
              711 High Street
              Des Moines, IA 50303
          798 MARSHALL AND ILSEY TRUST CO TRUST AGREEMENT PLAN                            7.7
              FBO ALLIANT ENERGY -IPC-PRINCIPAL
              1000 N WATER ST # TR14
              MILWAUKEE, WI 53202-6648
          798 Delaware Charter Guarantee & Trus                                          92.2
              FBO NO PLAN
              711 High Street
              Des Moines, IA 50303
          800 Delaware Charter Guarantee & Trus                                          35.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          803 Delaware Charter Guarantee & Trus                                          99.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          804 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          810 Delaware Charter Guarantee & Trus                                           6.8
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          810 Delaware Charter Guarantee & Trus                                          92.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          811 Delaware Charter Guarantee & Trus                                          96.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          812 Delaware Charter Guarantee & Trus                                          25.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          812 Delaware Charter Guarantee & Trus                                          72.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          813 Delaware Charter Guarantee & Trus                                          93.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          814 LIFETIME 2010 FUND                                                          6.2
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          814 LIFETIME 2020 FUND                                                         14.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          814 LIFETIME 2040 FUND                                                          6.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          814 LIFETIME 2030 FUND                                                         14.2
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          814 PRINCIPAL LIFE INSURANCE CO                                                53.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          815 Delaware Charter Guarantee & Trus                                          89.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          817 Delaware Charter Guarantee & Trus                                          96.3
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          818 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          819 LIFETIME 2020 FUND                                                          9.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          819 LIFETIME 2040 FUND                                                          5.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          819 LIFETIME 2030 FUND                                                         10.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          819 PRINCIPAL LIFE INSURANCE CO                                                71.4
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          820 Delaware Charter Guarantee & Trus                                          94.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          821 Delaware Charter Guarantee & Trus                                          95.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          822 Delaware Charter Guarantee & Trus                                           6.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          822 Delaware Charter Guarantee & Trus                                          93.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          823 Delaware Charter Guarantee & Trus                                          95.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          824 PRINCIPAL LIFE INSURANCE CO                                                99.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          825 Delaware Charter Guarantee & Trus                                          95.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          827 Delaware Charter Guarantee & Trus                                          35.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          827 Delaware Charter Guarantee & Trus                                          59.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          830 Delaware Charter Guarantee & Trus                                           6.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          830 Delaware Charter Guarantee & Trus                                          92.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          831 Delaware Charter Guarantee & Trus                                          13.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          831 Delaware Charter Guarantee & Trus                                          77.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          831 Bankers Trust Company NA                                                    8.3
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          832 Delaware Charter Guarantee & Trus                                          12.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          832 Delaware Charter Guarantee & Trus                                          86.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          833 Delaware Charter Guarantee & Trus                                          11.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          833 Delaware Charter Guarantee & Trus                                          85.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          834 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          835 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          837 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          838 Delaware Charter Guarantee & Trus                                          25.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          839 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          840 Delaware Charter Guarantee & Trus                                          96.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          841 Delaware Charter Guarantee & Trus                                         100.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          842 Delaware Charter Guarantee & Trus                                          95.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          843 Delaware Charter Guarantee & Trus                                          99.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          844 LIFETIME 2020 FUND                                                          6.6
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          844 LIFETIME 2030 FUND                                                          6.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          844 PRINCIPAL LIFE INSURANCE CO                                                78.5
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          850 Delaware Charter Guarantee & Trus                                           5.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          850 Delaware Charter Guarantee & Trus                                          94.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          851 Delaware Charter Guarantee & Trus                                          95.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          852 Delaware Charter Guarantee & Trus                                          10.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          852 Delaware Charter Guarantee & Trus                                          88.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          853 Delaware Charter Guarantee & Trus                                          10.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          853 Delaware Charter Guarantee & Trus                                          82.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          854 PRINCIPAL LIFE INSURANCE CO                                                85.4
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          870 Delaware Charter Guarantee & Trus                                           9.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          870 Delaware Charter Guarantee & Trus                                          89.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          871 Delaware Charter Guarantee & Trus                                           6.1
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          871 Delaware Charter Guarantee & Trus                                          88.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          872 Delaware Charter Guarantee & Trus                                          10.6
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          872 Delaware Charter Guarantee & Trus                                          89.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          873 DELAWARE CHARTER GUAR & TRUST                                              19.1
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          873 Delaware Charter Guarantee & Trus                                          76.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          875 Delaware Charter Guarantee & Trus                                          98.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          876 Delaware Charter Guarantee & Trus                                          96.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          877 Delaware Charter Guarantee & Trus                                          96.7
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          878 Delaware Charter Guarantee & Trus                                          98.6
              FBO Various Qualifed Plans
              711 High Street
              Des Moines, IA 50303
          879 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          880 Delaware Charter Guarantee & Trus                                           7.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          880 Delaware Charter Guarantee & Trus                                          92.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          881 Delaware Charter Guarantee & Trus                                          95.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          882 Delaware Charter Guarantee & Trus                                          13.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          882 Delaware Charter Guarantee & Trus                                          82.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          883 Delaware Charter Guarantee & Trus                                          93.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          884 PRINCIPAL LIFE INSURANCE CO                                                99.9
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          885 Delaware Charter Guarantee & Trus                                          85.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          886 Delaware Charter Guarantee & Trus                                          82.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          887 Delaware Charter Guarantee & Trus                                          25.2
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          887 Delaware Charter Guarantee & Trus                                          62.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          888 Board of Trustee of IEASO 401K                                             16.5
              FBO ILL EDU ASSOC STAFF ORG 401K
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          888 Delaware Charter Guarantee & Trus                                          11.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          888 J Moorhouse & R Stine TTEE                                                 14.6
              FBO Bakersfield Californian NQ Pl. Trustees
              PO Box 81075
              Bakersfield, CA 93380
          889 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          890 Delaware Charter Guarantee & Trus                                          96.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          892 Delaware Charter Guarantee & Trus                                          98.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          893 Delaware Charter Guarantee & Trus                                          94.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          894 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          900 Delaware Charter Guarantee & Trus                                          12.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          900 Delaware Charter Guarantee & Trus                                          87.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          901 Delaware Charter Guarantee & Trus                                          51.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          901 Delaware Charter Guarantee & Trus                                          47.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          902 Delaware Charter Guarantee & Trus                                          96.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          904 PRINCIPAL LIFE INSURANCE CO                                                99.8
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          906 Delaware Charter Guarantee & Trus                                          12.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          906 Delaware Charter Guarantee & Trus                                          85.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          911 Delaware Charter Guarantee & Trus                                          12.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          911 Delaware Charter Guarantee & Trus                                          86.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          912 Delaware Charter Guarantee & Trus                                           6.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          912 Delaware Charter Guarantee & Trus                                          91.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          913 Delaware Charter Guarantee & Trus                                          11.1
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          913 Delaware Charter Guarantee & Trus                                          84.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          914 Delaware Charter Guarantee & Trus                                          94.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          915 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          920 Delaware Charter Guarantee & Trus                                          20.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          920 Delaware Charter Guarantee & Trus                                          79.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          921 Delaware Charter Guarantee & Trus                                          15.8
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          921 Delaware Charter Guarantee & Trus                                           5.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          921 Principal Trust Company                                                    54.0
              FBO Nextel Prtnrs Op Corp NQ Def Comp
              Susan Saggione
              1013 Centre Road
              Wilmington, DE 19805
          922 Delaware Charter Guarantee & Trus                                          11.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          922 Delaware Charter Guarantee & Trus                                          88.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          923 Delaware Charter Guarantee & Trus                                          18.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          923 Delaware Charter Guarantee & Trus                                          80.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          924 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          925 Delaware Charter Guarantee & Trus                                          35.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          925 Delaware Charter Guarantee & Trus                                          62.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          926 Delaware Charter Guarantee & Trus                                          85.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          927 Delaware Charter Guarantee & Trus                                          16.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          927 Delaware Charter Guarantee & Trus                                          80.8
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          928 Delaware Charter Guarantee & Trus                                          91.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          929 LIFETIME 2010 FUND                                                         13.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          929 LIFETIME 2020 FUND                                                         20.8
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          929 LIFETIME STRATEGIC INCOME FUND                                              9.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          929 LIFETIME 2030 FUND                                                         12.2
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          929 PRINCIPAL LIFE INSURANCE CO                                                39.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          930 Delaware Charter Guarantee & Trus                                          16.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          930 Delaware Charter Guarantee & Trus                                          83.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          931 Delaware Charter Guarantee & Trus                                          31.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          931 Delaware Charter Guarantee & Trus                                          67.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          932 Trustar                                                                     5.8
              FBO The Church Of God 403(b) Pension Plan -- Agressive Growth
              P.O. Box 8963
              Wilmington, DE 19899
          932 Trustar                                                                    14.9
              FBO The Church Of God 403(b) Pension Plan -- Growth & Income
              P.O. Box 8963
              Wilmington, DE 19899
          932 Delaware Charter Guarantee & Trus                                          12.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          932 Delaware Charter Guarantee & Trus                                          58.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          933 DELAWARE CHARTER GUAR & TRUST                                               8.1
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          933 Delaware Charter Guarantee & Trus                                          30.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          933 Delaware Charter Guarantee & Trus                                          51.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          934 LIFETIME 2010 FUND                                                         11.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          934 LIFETIME 2020 FUND                                                         22.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          934 LIFETIME 2030 FUND                                                         15.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          934 PRINCIPAL LIFE INSURANCE CO                                                39.5
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          935 PRINCIPAL LIFE INSURANCE CO                                               100.0
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN: RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          940 Delaware Charter Guarantee & Trus                                          95.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          941 Delaware Charter Guarantee & Trus                                          25.2
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          942 Delaware Charter Guarantee & Trus                                           6.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          942 Delaware Charter Guarantee & Trus                                          92.5
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          943 Delaware Charter Guarantee & Trus                                          10.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          943 Delaware Charter Guarantee & Trus                                          78.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          944 THE PRINCIPAL TRUST FOR POST- RETIREMENT MEDICAL BENEFITS RETIRED IND FIELD12.23
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          944 PRINCIPAL TRUST FOR LIFE INS                                                6.3
              BENEFITS FOR EE'S - RETIRED 5016
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          944 PRINCIPAL TRUST FOR HEALTH BENEFITS FOR IND FIELD - RETIRED 5025            9.9
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          944 THE PRINCIPAL TRUST FOR POST-RETIREMENT MEDICAL BENEFITS RETIRED EE 5072   62.2
              ATTN CRYSTAL MORRIS S-003-S60
              PRINCIPAL FINANCIAL GROUP
              DES MOINES, IA 50392-0480
          950 Delaware Charter Guarantee & Trus                                          99.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          952 Delaware Charter Guarantee & Trus                                           7.1
              FBO Various NonQualifed Plans
              711 High Street
              Des Moines, IA 50303
          952 Principal Trust Company                                                    10.0
              FBO Promenix Inc NQ Excess Plan
              Susan Saggione 1013 Centre Road
              Wilmington, DE 19805
          952 SC Episcopal Home at Still Hopes In                                         5.3
              FBO SCEH at Still Hopes Inc 457b
              Ray Colston
              One Still Hopes Drive
              West Columbia, SC 29169
          953 NPGC NON-QUALIFIED DEFERRED COMPE                                          11.6
              ATTN LEIMKUHLER LYLE
              PO BOX 29
              SAINT JOSEPH, MO 64502-0029
          953 Delaware Charter Guarantee & Trus                                           8.4
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          953 Delaware Charter Guarantee & Trus                                          75.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          960 Delaware Charter Guarantee & Trus                                          10.9
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          960 Delaware Charter Guarantee & Trus                                          89.0
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          961 Delaware Charter Guarantee & Trus                                          13.7
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          961 Delaware Charter Guarantee & Trus                                          74.7
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          961 Bankers Trust Company NA                                                   11.1
              FBO Delora Williams
              665 Locust
              Des Moines, IA 50304
          962 Delaware Charter Guarantee & Trus                                          14.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          962 Delaware Charter Guarantee & Trus                                          83.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          963 DELAWARE CHARTER GUAR & TRUST                                               7.1
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN:  RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          963 Delaware Charter Guarantee & Trus                                          12.3
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          963 Delaware Charter Guarantee & Trus                                          76.6
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          964 LIFETIME 2010 FUND                                                         27.7
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          964 LIFETIME 2020 FUND                                                         23.8
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          964 LIFETIME 2040 FUND                                                         11.5
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          964 LIFETIME 2050 FUND                                                          5.9
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          964 LIFETIME STRATEGIC INCOME FUND                                              6.1
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          964 LIFETIME 2030 FUND                                                         24.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          970 Delaware Charter Guarantee & Trus                                          14.0
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          970 Delaware Charter Guarantee & Trus                                          85.9
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          971 Delaware Charter Guarantee & Trus                                          20.5
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          971 Delaware Charter Guarantee & Trus                                          56.1
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          972 Delaware Charter Guarantee & Trus                                           8.1
              FBO Various NonQualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          972 Delaware Charter Guarantee & Trus                                          90.4
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          973 BANKERS TRUST COMPANY TRUSTEE                                               5.2
              FBO NQ EXCESS PLAN OF DENKOR
              ATTN ANJI RAINEY
              665 LOCUST ST
              DES MOINES, IA 50309-3702
          973 Delaware Charter Guarantee & Trus                                          71.3
              FBO Various Qualifed Plans
              FBO PRINCIPAL FINANCIAL GROUP
              ATTN RIS NPIO TRADE DESK
              711 HIGH STREET
              DES MOINES, IA 50392
          974 LIFETIME 2020 FUND                                                         33.3
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          974 LIFETIME 2040 FUND                                                         18.8
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          974 LIFETIME 2050 FUND                                                         10.1
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200
          974 LIFETIME 2030 FUND                                                         37.4
              ATTN JAMIE SCRIGNOLI N-002-E20
              MUTUAL FUND ACCOUNTING
              711 HIGH STREET
              DES MOINES, IA 50392-0200



INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS

The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners SmallCap Growth I
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") managed $538.0 billion in assets as of December 31, 2004. Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Value
Sub-Advisor: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Growth II and Partners LargeCap Value II
Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2004, American Century managed $97.9 billion in assets.

Funds:   Partners SmallCap Value
Sub-Advisor: Ark Asset Management Co., Inc. ("Ark Asset") is an independent,
         100% employee owned investment management firm. Ark Asset's offices are located at 125 Broad Street, New York, NY 10004. As of December 31, 2004, Ark Asset managed $15.5 billion in assets.

Funds:   Partners SmallCap Value II
Sub-Advisor: Dimensional Fund Advisors Inc. ("Dimensional"), located at 1299
         Ocean Avenue, Santa Monica CA 90401, is a registered investment advisor. As of December 31, 2004, Dimensional managed approximately $65 billion in assets.

Funds:   Partners MidCap Growth I and Partners SmallCap Blend
Sub-Advisor: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

Funds:   Partners SmallCap Growth Fund II
Sub-Advisor: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    79
www.principal.com

Funds:   Partners International and Partners MidCap Growth II

Sub-Advisor: Fidelity Management & Research Company ("FMR") is the sub-advisor.
         Day-to-day management decisions concerning the Fund are made by FMR Co., Inc. ("FMRC") which serves as sub-subadvisor. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2004, FMR managed approximately $10.1 billion in discretionary assets. As of December 31, 2004, FMRC managed approximately $1.1 trillion in discretionary assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Funds:   Partners LargeCap Blend I and Partners MidCap Value I
Sub-Advisor: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. Goldman Sachs Asset Management reported $422.8 billion in total assets under management and/or distribution as of December 31, 2004 (including seed capital and excluding assets under supervision).

Funds:   Partners LargeCap Growth
Sub-Advisor: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

Funds:   Partners Global Equity and Partners SmallCap Value I
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

Funds:   Partners SmallCap Value
Sub-Advisor: Los Angeles Capital Management and Equity Research, Inc. ("LA
         Capital") is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, California 90025. As of December 31, 2004, LA Capital had assets under management of approximately $3.2 billion.

Funds:   Partners SmallCap Growth III
Sub-Advisor: Mazama Capital Management, Inc. ("Mazama") is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258 with assets under management totaling over $5.6 billion as of December 31, 2004.

Funds:   Partners MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Funds:   High Yield
Sub-Advisor: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2004, Post had $6.4 billion in asset under management.


80     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

Funds:   Real Estate Securities
Sub-Advisor: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2004, Principal - REI, together with its affiliated asset management companies, had approximately $28.2 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

Funds: Bond & Mortgage Securities, Capital Preservation, Disciplined LargeCap Blend, Diversified International, Equity Income, Government Securities, High Quality Intermediate-Term Bond, High Quality Long-Term Bond, High Quality Short-Term Bond, Inflation Protection, International Growth, International Emerging Markets, LargeCap Growth, LargeCap S&P 500, LargeCap Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, SmallCap Blend, SmallCap Growth, SmallCap S&P 600, SmallCap Value and Tax-Exempt Bond Funds.
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:   Preferred Securities
Sub-Advisor: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2004, Spectrum, together with its affiliated asset management companies, had approximately $12.4 billion in asset under management.

Funds:   Partners LargeCap Blend and Partners LargeCap Growth I

Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Funds:   Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2004, Turner had discretionary management authority with respect to approximately $15.8 billion in assets.

Funds:   Partners LargeCap Value I and Partners SmallCap Growth II
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

Funds:   Partners LargeCap Blend I
Sub-Advisor: Wellington Management Company, LLP ("Wellington Management"), a
         Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices at 75 State Street, Boston, MA 02109. Wellington Management and its predecessor organizations have provided investment services since 1928. As of December 31, 2004, Wellington Management managed $469.9 billion of client assets.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    81
www.principal.com

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                      OFFICE HELD WITH THE FUND                    OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                      -------------------------                    --------------------------------------
 John E. Aschenbrenner     Director                                     Director (Manager)
 Craig L. Bassett          Treasurer                                    Treasurer (Manager)
 Michael J. Beer           Executive Vice President &                   Executive Vice President  &
                           Principal Accounting Officer                 Chief Operating Officer (Manager)
 David J. Brown            Chief Compliance Officer                     Senior Vice President (Manager)
 Jill R. Brown             Vice President and Chief Financial Officer   Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher           Director, CEO & President                    Director and President (Manager)
 Arthur S. Filean          Senior Vice President & Secretary            Senior Vice President (Manager)
 Ernest H. Gillum          Vice President & Assistant Secretary         Vice President - Product Development (Manager)
 David W. Miles            Senior Vice President                        Senior Vice President (Manager)
 Layne A. Rasmussen        Controller                                   Controller - Mutual Funds (Manager)
 Michael D. Roughton       Counsel                                      Counsel (Manager; Principal)
 Jean B. Schustek          Vice President & Assistant Secretary         Vice President - Registered Products (Manager)
 Larry D. Zimpleman        Director & Chairman of the Board             Director & Chairman of the Board (Manager)



CODES OF ETHICS

The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

PROXY VOTING POLICIES

The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to that Fund's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


FEES PAID TO THE MANAGER

The Manager is paid a fee by each Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2004 was:

       Bond & Mortgage                      Partners LargeCap Value
       Securities                 0.55%     I                            0.80%
       Capital Preservation       0.40%     Partners MidCap Growth       1.00%
       Disciplined LargeCap
       Blend                      0.60%     Partners MidCap Growth I     1.00%
       Diversified
       International              0.90%     Partners MidCap Value        1.00%
       Government Securities      0.40%     Partners MidCap Value I      1.00%
       High Quality
       Intermediate-Term Bond     0.40%     Partners SmallCap Blend      1.00%
       High Quality Long-Term               Partners SmallCap Growth
       Bond                       0.40%     I                            1.10%
       High Quality Short-Term              Partners SmallCap Growth
       Bond                       0.40%     II                           1.00%
       International Emerging               Partners SmallCap Growth
       Markets                    1.35%     III                          1.10%
       International Growth       1.00%     Partners SmallCap Value      1.00%
                                            Partners SmallCap Value
       LargeCap Growth            0.55%     I                            1.00%
                                            Partners SmallCap Value
       LargeCap S&P 500 Index     0.15%     II                           1.00%
       LargeCap Value             0.45%     Preferred Securities         0.75%
       MidCap Blend               0.65%     Principal LifeTime 2010    0.1225%
       MidCap Growth              0.65%     Principal LifeTime 2020    0.1225%
       MidCap S&P 400 Index       0.15%     Principal LifeTime 2030    0.1225%
       MidCap Value               0.65%     Principal LifeTime 2040    0.1225%
       Money Market               0.40%     Principal LifeTime 2050    0.1225%
                                            Principal Lifetime
       Partners International     1.10%     Strategic Income           0.1225%
       Partners LargeCap Blend    0.75%     Real Estate Securities       0.85%
       Partners LargeCap Blend
       I                          0.45%     SmallCap Blend               0.75%
       Partners LargeCap Growth   1.00%     SmallCap Growth              0.75%
       Partners LargeCap Growth
       I                          0.75%     SmallCap S&P 600 Index       0.15%
       Partners LargeCap Growth
       II                         1.00%     SmallCap Value               0.75%
       Partners LargeCap Value    0.80%




82     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

Effective January 1, 2005, the management fee schedules for the Funds will be as follows:

                               FIRST $500  NEXT $500   NEXT $500    OVER $1.5
            FUND                MILLION     MILLION     MILLION      BILLION
            ----                -------     -------     -------      -------
Bond & Mortgage Securities        0.55%       0.53%       0.51%        0.50%
Capital Preservation              0.40        0.39        0.38         0.37
Disciplined LargeCap Blend        0.60        0.58        0.56         0.55
Diversified International         0.90        0.88        0.86         0.85
Equity Income                     0.60        0.58        0.56         0.55
Government Securities             0.40        0.38        0.36         0.35
High Quality
Intermediate-Term Bond            0.40        0.38        0.36         0.35
High Quality Long-Term Bond       0.40        0.38        0.36         0.35
High Quality Short-Term Bond      0.40        0.38        0.36         0.35
High Yield                        0.65        0.63        0.61         0.60
Inflation Protection              0.40        0.38        0.36         0.35
International Emerging
Markets                           1.35        1.33        1.31         1.30
International Growth              1.00        0.98        0.96         0.95
LargeCap Growth                   0.55        0.53        0.51         0.50
LargeCap S&P 500 Index            0.15        0.15        0.15         0.15
LargeCap Value                    0.45        0.43        0.41         0.40
MidCap Blend                      0.65        0.63        0.61         0.60
MidCap Growth                     0.65        0.63        0.61         0.60
MidCap S&P 400 Index              0.15        0.15        0.15         0.15
MidCap Value                      0.65        0.63        0.61         0.60
Money Market                      0.40        0.39        0.38         0.37
Partners Global Equity            0.95        0.93        0.91         0.90
Partners International            1.10        1.08        1.06         1.05
Partners LargeCap Blend           0.75        0.73        0.71         0.70
Partners LargeCap Blend I         0.45        0.43        0.41         0.40
Partners LargeCap Growth          1.00        0.98        0.96         0.95
Partners LargeCap Growth I        0.75        0.73        0.71         0.70
Partners LargeCap Growth II       1.00        0.98        0.96         0.95
Partners LargeCap Value           0.80        0.78        0.76         0.75
Partners LargeCap Value I         0.80        0.78        0.76         0.75
Partners LargeCap Value II        0.85        0.83        0.81         0.80
Partners MidCap Growth            1.00        0.98        0.96         0.95
Partners MidCap Growth I          1.00        0.98        0.96         0.95
Partners MidCap Growth II         1.00        0.98        0.96         0.95
Partners MidCap Value             1.00        0.98        0.96         0.95
Partners MidCap Value I           1.00        0.98        0.96         0.95
Partners SmallCap Blend           1.00        0.98        0.96         0.95
Partners SmallCap Growth I        1.10        1.08        1.06         1.05
Partners SmallCap Growth II       1.00        0.98        0.96         0.95
Partners SmallCap Growth III      1.10        1.08        1.06         1.05
Partners SmallCap Value           1.00        0.98        0.96         0.95
Partners SmallCap Value I         1.00        0.98        0.96         0.95
Partners SmallCap Value II        1.00        0.98        0.96         0.95
Preferred Securities              0.75        0.73        0.71         0.70
Principal LifeTime 2010         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2020         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2030         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2040         0.1225      0.1225      0.1225       0.1225
Principal LifeTime 2050         0.1225      0.1225      0.1225       0.1225
Principal LifeTime Strategic
Income                          0.1225      0.1225      0.1225       0.1225
Real Estate Securities            0.85        0.83        0.81         0.80
SmallCap Blend                    0.75        0.73        0.71         0.70
SmallCap Growth                   0.75        0.73        0.71         0.70
SmallCap S&P 600 Index            0.15        0.15        0.15         0.15
SmallCap Value                    0.75        0.73        0.71         0.70
Tax-Exempt Bond                   0.50        0.48        0.46         0.45






Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    83
www.principal.com

Under the terms of the Management Agreement, the Manager is responsible for paying the expenses associated with the organization of each Fund, including the expenses incurred in the initial registration of the Funds with the SEC, compensation of personnel, officers and directors who are also affiliated with the Manager; and expenses and compensation associated with furnishing office space and all necessary office facilities and equipment and personnel necessary to perform the general corporate functions of the Fund. The Manager is also responsible for providing portfolio accounting services and transfer agent services, including qualifying shares of the Fund for sale in states and other jurisdictions, for each Fund pursuant to additional agreements with the Fund. Currently these services are provided by the Manager to the Institutional Class, Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred classes at no charge.


The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2006. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to Class J shares on an annualized basis) not to exceed the following percentages:

                                                 Partners LargeCap
       Bond & Mortgage Securities       1.35     Growth I                 1.75
                                                 Partners LargeCap
       Capital Preservation             1.35     Growth II                1.75
       Government Securities            1.35     Partners MidCap Growth   1.95
       High Quality
       Intermediate-Term Bond           1.35     Partners MidCap Value    1.95
                                                 Partners SmallCap
       High Quality Long-Term Bond      1.35     Growth I                 2.05
                                                 Partners SmallCap
       High Quality Short-Term Bond     1.35     Growth II                2.05
                                                 Partners SmallCap
       Inflation Protection             1.35     Value                    1.95
       International II                 2.10     Preferred Securities     1.60
                                                 Principal LifeTime
       Money Market                     1.35     2050                     1.70
       Partners LargeCap Growth         1.75     SmallCap Value           1.70


The expense limits in place for Class A and Class B shares are effective on July 1, 2005 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages:

                                                Class A            Class B
       Bond & Mortgage Securities                  0.94               1.60
       Inflation Protection Fund                   1.10                N/A
       MidCap Blend                                1.02               1.32
       Partners MidCap Growth                      1.75               2.50
       Partners SmallCap Growth II                 1.95               2.70
       Partners LargeCap Growth II                 1.70                N/A
       Partners MidCap Value                       1.75               2.50
       Partners MidCap Growth I                    1.75                N/A
       Preferred Securities                        1.35                N/A
       Principal LifeTime 2010                     1.30                N/A
       Principal LifeTime 2020                     1.40               2.15
       Principal LifeTime 2030                     1.40               2.15
       Principal LifeTime 2040                     1.40               2.15
       Principal Lifetime 2050                     1.50                N/A
       Principal LifeTime Strategic Income         1.30                N/A
       SmallCap Value                              1.70               2.45
       Tax-Exempt Bond                             0.76               1.15





84     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

The expense limits in place for Class J shares through the period ended February 28, 2005 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages:

                                                 Partners LargeCap
       Bond & Mortgage Securities       1.35     Growth I                 1.75
                                                 Partners LargeCap
       Capital Preservation             1.35     Growth II                1.75
       Government Securities            1.35     Partners MidCap Growth   1.95
       High Quality
       Intermediate-Term Bond           1.35     Partners MidCap Value    1.95
                                                 Partners SmallCap
       High Quality Long-Term Bond      1.35     Growth I                 2.05
                                                 Partners SmallCap
       High Quality Short-Term Bond     1.35     Growth II                2.05
                                                 Partners SmallCap
       Inflation Protection             1.35     Value                    1.95
       International II                 2.10     Preferred Securities     1.60
                                                 Principal LifeTime
       Money Market                     1.35     2050                     1.70
       Partners LargeCap Growth         1.75     SmallCap Value           1.70



Fees paid for investment management services during the periods indicated were as follows:

                             MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31
                             ----------------
 FUND                          2004             2003               2002
 ----                          ----             ----               ----
 Bond & Mortgage
 Securities                  2,688,040        1,193,461           317,776
 Capital Preservation          333,736          174,476            75,123
 Disciplined LargeCap
 Blend f/k/a
 LargeCap Blend I              153,994          54,442/(//1//)/
 Diversified International
 f/k/a International I         745,729          363,615           187,347
 Government Securities         438,596          361,137           151,592
 High Quality
 Intermediate-Term Bond        240,603          103,463            67,508
 High Quality Long-Term
 Bond                           61,655           59,298            54,486
 High Quality Short-Term
 Bond                          199,011          123,799            80,264
 International Emerging
 Markets                       357,526          151,101           106,393
 International Growth
 f/k/a International II      3,091,203        1,639,445           537,533
 LargeCap Growth               604,743          275,615            94,411
 LargeCap S&P 500 Index        899,740          349,601            94,342
 LargeCap Value                460,338          237,121            97,556
 MidCap Blend                  452,794          199,946            82,434
 MidCap Growth                 130,927           45,810            40,851
 MidCap S&P 400 Index           74,404           38,154            21,338
 MidCap Value                  427,898          209,363           115,525
 Money Market                  715,144          374,334           107,562
 Partners International       835,381/(2)/
 Partners LargeCap Blend     3,816,625        1,993,626           515,612
 Partners LargeCap Blend I     129,570           75,350            48,105
 Partners LargeCap Growth      106,940          51,601/(//1//)/
 Partners LargeCap Growth
 I                           5,138,429        3,419,862         1,180,164
 Partners LargeCap Growth
 II                          1,399,401          310,358            74,373
 Partners LargeCap Value     9,526,884        6,121,718         2,087,627
 Partners LargeCap Value I     17,053/(3)/
 Partners MidCap Growth        366,292          107,205            54,609
 Partners MidCap Growth I     639,467/(2)/
 Partners MidCap Value       1,797,583          655,897           178,701
 Partners MidCap Value I     1,248,775/(2)/
 Partners SmallCap Blend       815,310          29,414/(//1//)/
 Partners SmallCap Growth
 I                             886,227          870,815           627,905
 Partners SmallCap Growth
 II                          2,462,995          850,367            50,446
 Partners SmallCap Growth
 III                           21,005/(3)/
 Partners SmallCap Value     2,420,186        1,687,225           882,076
 Partners SmallCap Value I     878,429         260,441/(//1//)/
 Partners SmallCap Value
 II                            84,203/(3)/
 Preferred Securities        1,282,198          570,777           31,579/(//4//)/
 Principal LifeTime 2010       281,820          104,031            27,705
 Principal LifeTime 2020       403,222          138,346            33,119
 Principal LifeTime 2030       384,217          135,132            25,814
 Principal LifeTime 2040       127,700           44,557            12,928
 Principal LifeTime 2050        63,674           19,646             6,114
 Principal Lifetime
 Strategic Income              114,614           44,486             8,780
 Real Estate Securities      2,459,268          849,583           166,237
 SmallCap Blend                640,271          269,183           127,800
 SmallCap Growth               187,554          105,235            70,555
 SmallCap S&P 600 Index        139,801           48,853            20,663
 SmallCap Value                328,987          153,609           103,133



Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    85
www.principal.com

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//2//)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.
/ //(//4//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Sub-Advisory Agreements for the Funds
-------------------------------------


FUNDS FOR WHICH PRINCIPAL SERVES AS SUB-ADVISOR . Principal is Sub-Advisor for each Fund identified below. The Manager pays Principal a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for a Fund in Table A, assets of the Fund, along with the assets of all other Funds in Table A, are combined with any:
.. Principal Life non-registered separate account sub-advised by Principal with assets invested primarily in fixed-income securities (except money market separate accounts);
.. Principal Life sponsored mutual fund sub-advised by Principal with assets invested primarily in fixed-income securities (except money market mutual funds); and
.. assets of the Principal Variable Contracts Fund, Inc. - Balanced Account and
  the Principal Balanced Fund, Inc.
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for a Fund in Table B, the assets of the Fund are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by Principal
  and
.. (b) Principal Life sponsored mutual fund sub-advised by Principal.

For any Fund for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.

                                                 TABLE A
                                         NET ASSET VALUE OF FUND
                             ------------------------------------------------
                                FIRST        NEXT        NEXT         OVER
 FUND                         $5 BILLION  $1 BILLION  $4 BILLION   $10 BILLION
 ----                        -----------  ----------  ----------   -----------
 Bond & Mortgage
 Securities, Government
 Securities,
 High Quality
 Intermediate-Term Bond,
 High Quality Long-Term
 Bond,
 High Quality Short-Term
 Bond and Inflation
 Protection                    0.115%       0.100%      0.095%       0.090%


                                                                          TABLE B
                                                                  NET ASSET VALUE OF FUND
                             -------------------------------------------------------------------------------------------------
                                FIRST         NEXT          NEXT           NEXT           NEXT          NEXT           OVER
 FUND                         $50 MILLION  $50 MILLION   $100 MILLION   $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 ----                        ------------  -----------  -------------  -------------  ------------  ------------   ------------
 Disciplined LargeCap
 Blend, LargeCap Growth and
 LargeCap Value                 0.27%         0.25%         0.22%          0.18%         0.13%         0.09%          0.06%
 Diversified International
 and International Growth       0.35          0.28          0.20           0.16          0.12          0.10           0.08




86     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

                            FIRST             NEXT              NEXT              NEXT              NEXT              NEXT
                         $25 MILLION       $75 MILLION      $100 MILLION      $300 MILLION      $500 MILLION      $500 MILLION
                         -----------       -----------      ------------      ------------      ------------      ------------
 MidCap Blend,
 MidCap Growth and
 MidCap Value              0.40%             0.32%            0.27%             0.23%             0.18%                     0.13%
 SmallCap Blend,
 SmallCap Growth and
 SmallCap Value            0.48              0.36             0.27              0.25              0.22                      0.18
                              OVER
                          $1.5 BILLION
                          ------------
 MidCap Blend,              0.08%
 MidCap Growth and
 MidCap Value
 SmallCap Blend,            0.12
 SmallCap Growth and
 SmallCap Value


                                                 TABLE C
 FUND                              SUB-ADVISOR FEE AS A % OF NET ASSETS
 ----                              ------------
 Capital Preservation                            0.0750%
 International
 Emerging Markets                                0.5000
 LargeCap S&P 500
 Index                                           0.0150
 MidCap S&P 400 Index                            0.0150
 Money Market                                    0.0750
 Principal LifeTime
 2010                                            0.0425
 Principal LifeTime
 2020                                            0.0425
 Principal LifeTime
 2030                                            0.0425
 Principal LifeTime
 2040                                            0.0425
 Principal LifeTime
 2050                                            0.0425
 Principal LifeTime
 Strategic Income                                0.0425
 SmallCap S&P 600
 Index                                           0.0150



ALL OTHER FUNDS.

                                                           SUB-ADVISOR FEE
 FUND                                                   AS A % OF NET ASSETS
 ----                                                   ---------------------
 High Yield                                                     0.30%
 Partners MidCap Growth and Partners SmallCap Value II          0.50
 Real Estate Securities                                         0.52


                                                       NET ASSET VALUE OF FUND
                              FIRST          NEXT          NEXT          NEXT          NEXT          OVER
 FUND                       $50 MILLION  $100 MILLION  $150 MILLION  $200 MILLION  $500 MILLION   $1 BILLION
 ----                      ------------  ------------  ------------  ------------  ------------   ----------
 Partners Global Equity       0.55%         0.45%         0.40%         0.35%         0.30%         0.25%


                                                                  NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------------------------------------------------
                                 FIRST                    NEXT                     NEXT                     NEXT
 FUND                         $50 MILLION             $200 MILLION             $350 MILLION             $400 MILLION
 ----                        ------------             ------------             ------------             ------------
 Partners LargeCap
 Blend                           0.40%                    0.35%                    0.30%                   0.275%
 In calculating the fee for a Series, assets of any existing registered investment company sponsored by Principal Life Insurance
 Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Series, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in the Series shall be determined by calculating a fee on the value of the Aggregated Assets using the above fee schedule and muliplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Series and the denominator of which is the amount of the Aggregated
 Assets.


                                  OVER
 FUND                          $1 BILLION
 ----                          ----------
 Partners LargeCap       0.275 % on all assets
 Blend
 In calculating the fee for a Series, assets of any existing registered investment company sponsored by Principal Life Insurance
 Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Series, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in the Series shall be determined by calculating a fee on the value of the Aggregated Assets using the above fee schedule and muliplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Series and the denominator of which is the amount of the Aggregated
 Assets.


                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $500 MILLION   $750 MILLION
 ----                                ------------  ------------   ------------
 Partners International                 0.45%         0.40%          0.35%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                          FIRST         NEXT          OVER
 FUND                                  $500 MILLION  $1 BILLION   $1.5 BILLION
 ----                                 -------------  ----------   ------------
 Partners LargeCap Blend I - GSAM         0.15%        0.12%         0.10%



Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    87
www.principal.com

                                                    NET ASSET VALUE OF FUND
                                                  ---------------------------
                                                      FIRST           OVER
 FUND                                              $500 MILLION   $500 MILLION
 ----                                             -------------   ------------
 Partners LargeCap Blend I - Wellington
 Management                                           0.25%          0.20%


                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                            FIRST          NEXT          NEXT          OVER
 FUND                    $250 MILLION  $250 MILLION  $500 MILLION   $1 BILLION
 ----                   -------------  ------------  ------------   ----------
 Partners LargeCap
 Growth                     0.41%         0.33%         0.25%         0.20%


 The Sub-Advisory Fees on all assets through the period ending July 31, 2005 is 0.350%.
                                                                         NET ASSET VALUE OF FUND
                                         ----------------------------------------------------------------------------------------
                                                      FIRST                            NEXT                          OVER
 FUND                                             $250 MILLION                     $250 MILLION                  $500 MILLION
 ----                                             ------------                     ------------                  ------------
 Partners LargeCap Growth I                          0.400%                           0.375%               0.350 % on all assets
 In calculating the fee for a Series, assets of any existing registered investment company sponsored by Principal Life Insurance
 Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the Series, will be combined (together, the "Aggregated Assets"). The fee charged for the assets in the Series shall be determined by calculating a fee on the value of the Aggregated Assets using the above fee schedule and muliplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the Series and the denominator of which is the amount of the
 Aggregated Assets.


                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                           FIRST         NEXT          NEXT          NEXT           OVER
 FUND                    $50 MILLION  $50 MILLION  $150 MILLION  $250 MILLION   $500 MILLION
 ----                   ------------  -----------  ------------  ------------   ------------
 Partners LargeCap
 Growth II                 0.55%         0.50%        0.43%         0.35%          0.32%


                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           OVER
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.600%       0.500%       0.400%       0.300%       0.250%       0.225%         0.200%


                                                                 NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------------------------------------------
                           FIRST         NEXT         NEXT         NEXT         NEXT         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION  $300 MILLION   $500 MILLION
 ----                   ------------  -----------  -----------  -----------  -----------  -----------  ------------   ------------
 Partners LargeCap
 Value I                   0.600%       0.500%       0.400%       0.300%       0.250%       0.225%        0.200%         0.180%


                                        NET ASSET VALUE OF FUND
                        -------------------------------------------------------
                            FIRST          NEXT          NEXT           OVER
 FUND                    $200 MILLION  $300 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------   ------------
 Partners LargeCap
 Value II                   0.40%         0.35%         0.30%          0.28%


                                                    NET ASSET VALUE OF FUND
                                                   --------------------------
                                                      FIRST           OVER
 FUND                                               $50 MILLION    $50 MILLION
 ----                                              ------------   ------------
 Partners MidCap Growth I                             0.40%          0.35%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $250 MILLION  $250 MILLION   $500 MILLION
 ----                               -------------  ------------   ------------
 Partners MidCap Growth II              0.45%         0.40%          0.35%


                                               NET ASSET VALUE OF FUND
                        ---------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   $750 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Partners MidCap Value     0.500%         0.475%        0.450%        0.425%         0.400%




88     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

                                             NET ASSET VALUE OF FUND
                        ------------------------------------------------------------------
                           FIRST         NEXT         NEXT          NEXT           OVER
 FUND                    $25 MILLION  $25 MILLION  $75 MILLION  $225 MILLION   $350 MILLION
 ----                   ------------  -----------  -----------  ------------   ------------
 Partners MidCap Value
 I                         0.60%         0.55%        0.50%        0.45%          0.40%
 If assets exceed $75 million, the fee on the first $50 million will be 0.50%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $200 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Blend, Partners
 SmallCap Value and Partners
 SmallCap Value I                       0.50%         0.45%          0.35%


                                              NET ASSET VALUE OF FUND
                                      ---------------------------------------
                                         FIRST         NEXT           OVER
 FUND                                  $25 MILLION  $75 MILLION   $100 MILLION
 ----                                 ------------  -----------   ------------
 Partners SmallCap Growth I              0.65%         0.60%         0.55%


                                             NET ASSET VALUE OF FUND
                                     ----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                 $50 MILLION  $250 MILLION   $300 MILLION
 ----                                ------------  ------------   ------------
 Partners SmallCap Growth II - UBS      0.60%         0.55%          0.45%


                                       NET ASSET VALUE OF FUND
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT           OVER
 FUND                    $10 MILLION  $40 MILLION  $150 MILLION   $200 MILLION
 ----                   ------------  -----------  ------------   ------------
 Partners SmallCap
 Growth II - Emerald       0.75%         0.60%        0.50%          0.45%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $150 MILLION  $150 MILLION   $300 MILLION
 ----                               -------------  ------------   ------------
 Partners SmallCap Growth III           0.60%         0.55%          0.50%


                                             NET ASSET VALUE OF FUND
                                    -----------------------------------------
                                        FIRST          NEXT           OVER
 FUND                                $100 MILLION  $150 MILLION   $250 MILLION
 ----                               -------------  ------------   ------------
 Preferred Securities                   0.35%         0.30%          0.20%


                                                       NET ASSET VALUE OF FUND
                           --------------------------------------------------------------------------------
                              FIRST          NEXT          NEXT          NEXT          NEXT          OVER
 FUND                       $50 MILLION  $100 MILLION  $150 MILLION  $200 MILLION  $500 MILLION   $1 BILLION
 ----                      ------------  ------------  ------------  ------------  ------------   ----------
 Partners Global Equity       0.55%         0.45%         0.40%         0.35%         0.30%         0.25%



Cash Management Sub-Advisory Agreement for the Funds
----------------------------------------------------
The Manager has entered into a Cash Management Sub-Advisory Agreement with Principal pursuant to which Principal agrees to perform all of the cash management investment advisory responsibilities of the Manager for each Fund that is sub-advised by either Principal - REI or Spectrum. The Manager pays Principal an amount representing Principal's actual cost providing such services and assuming such operations.

Fees paid for Sub-Advisory services during the periods indicated were as follows:

                             SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31
                             ---------------------------------------------
 FUND                            2004              2003               2002
 ----                            ----              ----               ----
 Bond & Mortgage Securities     489,690           202,408            32,519
 Capital Preservation           132,079            81,049            22,498
 Disciplined LargeCap Blend
 f/k/a
 LargeCap Blend I                26,676            8,672/(//1//)/
 Diversified International
 f/k/a International I           87,311            43,482            15,421
 Government Securities          112,697            88,782            19,119
 High Quality
 Intermediate-Term Bond          58,966            25,884            10,787
 High Quality Long-Term
 Bond                            15,920            14,839             9,203
 High Quality Short-Term
 Bond                            45,853            22,512             9,932
 International Emerging
 Markets                        126,291            53,596            29,372
 International Growth f/k/a
 International II               402,164           336,766           265,994
 LargeCap Growth                125,152            32,966             8,612
 LargeCap S&P 500 Index          88,110            32,078             4,873
 LargeCap Value                 124,547            50,249            16,901
 MidCap Blend                    92,119            28,341             6,222
 MidCap Growth                   51,963            12,432             6,341
 MidCap S&P 400 Index             7,201             3,700             1,494
 MidCap Value                   115,018            30,773             7,134
 Money Market                   129,565            65,786             7,491
 Partners International        342,873/(2)/
 Partners LargeCap Blend      1,525,528           726,782           227,697
 Partners LargeCap Blend I       41,827            26,024             3,709
 Partners LargeCap Growth        41,038           23,233/(//1//)/
 Partners LargeCap Growth I   1,755,858         1,161,282           461,102
 Partners LargeCap Growth
 II                             698,830           167,477            39,827
 Partners LargeCap Value      2,604,172         1,749,113           706,858
 Partners LargeCap Value I      12,829/(3)/
 Partners MidCap Growth         183,597            52,479            26,449
 Partners MidCap Growth I      235,545/(2)/
 Partners MidCap Value          876,162           326,071            88,583
 Partners MidCap Value I       597.749/(2)/
 Partners SmallCap Blend        396,780           14,723/(//1//)/
 Partners SmallCap Growth I     451,286           467,000           343,391
 Partners SmallCap Growth
 II                           1,362,138           481,956            27,758
 Partners SmallCap Growth
 III                            11,486/(3)/
 Partners SmallCap Value      1,143,107           805,497           431,769
 Partners SmallCap Value I      439,225          130,411/(//1)/
 Partners  SmallCap Value
 II                             42,228/(3)/
 Preferred Securities          383,753/(2)/
 Principal LifeTime 2010         93,337            33,729             7,050
 Principal LifeTime 2020        134,297            42,906             8,651
 Principal LifeTime 2030         98,429            16,093             6,423
 Principal LifeTime 2040         70,399            42,457             3,352
 Principal LifeTime 2050         21,103             6,194             1,676
 Principal Lifetime
 Strategic Income                37,851            14,392             2,429
 Real Estate Securities       1,554,098           499,540            54,471
 SmallCap Blend                 180,544            83,134            19,543
 SmallCap Growth                 66,935             3,249            14,942
 SmallCap S&P 600 Index          13,404             4,474             1,412
 SmallCap Value                 121,251            49,633            25,608


Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    89
www.principal.com

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.

Principal Underwriter
---------------------
Princor received underwriting fees from the sale of shares as follows:

                            UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,
                            ------------------------------------------------
 FUND                           2004             2003               2002
 ----                           ----             ----               ----
 Bond & Mortgage
 Securities                    99,544           79,698             33,197
 Capital Preservation          39,971           29,548              4,555
 Diversified International
 f/k/a International I         27,421           13,757              6,682
 Government Securities         74,082           85,944             24,513
 High Quality
 Intermediate-Term Bond        13,111           14,966              4,516
 High Quality Long-Term
 Bond                           6,544            5,587              4,524
 High Quality Short-Term
 Bond                          46,790           22,106              5,967
 International Emerging
 Markets                       14,286            3,105              1,233
 International Growth
 f/k/a International II         6,688            3,576              2,808
 LargeCap Growth                8,420            6,828              3,544
 LargeCap S&P 500 Index       133,840           88,466             46,149
 LargeCap Value                 9,935            4,471              3,702
 MidCap Blend                  39,839           17,564              8,053
 MidCap Growth                  6,902            4,230              3,369
 MidCap S&P 400 Index           6,318            6,863              5,692
 MidCap Value                  39,869           26,941             13,439
 Money Market                  87,923           89,282             56,521
 Partners LargeCap Blend       22,210           10,951              2,467
 Partners LargeCap Blend I      9,048            6,585              6,624
 Partners LargeCap Growth       5,046             349/(//1//)/      3,441
 Partners LargeCap Growth
 I                              8,759            4,210              3,441
 Partners LargeCap Growth
 II                             2,938            2,736              2,746
 Partners LargeCap Value       23,263           10,135              2,546
 Partners MidCap Growth         8,550            3,696              2,592
 Partners MidCap Value         13,833            7,217              2,728
 Partners SmallCap Growth
 I                              9,033            2,900                965
 Partners SmallCap Growth
 II                             3,023            1,791                816
 Partners SmallCap Value        1,347            4,838               2391
 Preferred Securities          4,023/(2)/
 Principal LifeTime 2010       39,613            8,598              4,100
 Principal LifeTime 2020       79,585           26,819              7,946
 Principal LifeTime 2030       65,709           25,164              6,084
 Principal LifeTime 2040       20,441            7,277              2,458
 Principal LifeTime 2050        2,495            1,510                579
 Principal Lifetime
 Strategic Income              14,534            3,627                271
 Real Estate Securities        39,498           28,899              9,761
 SmallCap Blend                45,328           23,026              9,831
 SmallCap Growth               17,309            6,516              3,492
 SmallCap S&P 600 Index        11,488            9,406              4,770
 SmallCap Value                11,318            6,452              2,286




90     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(//2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.



MULTIPLE CLASS STRUCTURE


The Board of Directors has adopted a multiple class plan (the Multiple Class
Plan) pursuant to SEC Rule 18f-3. Under this plan, each Fund (except High Yield which offers only Institutional Class shares) offers six classes of shares:
Institutional Class, Select Class, Preferred Class, Advisors Select Class, Advisors Signature Class and Advisors Preferred Class. In addition, each Fund (except Disciplined LargeCap Blend, Partners International, Partners LargeCap Value I, Partners LargeCap Value II, Partners MidCap Growth I, Partners MidCap Growth II and Partners MidCap Value I, Partners SmallCap Blend, Partners SmallCap Growth III, Partners SmallCap Value I and Partners SmallCap Value II Funds) offers Class J shares.


Class A shares are offered by the Bond & Mortgage Securities, Equity Income, Government Securities, High Quality Short-Term Bond, Inflation Protection, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds. Class B shares are offered by the Bond & Mortgage Securities, Disciplined LargeCap Blend, Equity Income, Government Securities, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap Value, LifeTime 2020, LifeTime 2030, LifeTime2040, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth II, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    91
www.principal.com

The Advisors Select, Advisors Signature, Advisors Preferred, Institutional, Select and Preferred Classes are available without any front-end sales charge or contingent deferred sales charge.


The Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Classes are available through employer-sponsored retirement plans. Such plans may impose fees in addition to those charged by the Funds.


The Advisors Select, Advisors Signature, Advisors Preferred and Select share classes are subject to an asset based sales charge (described below).


The Class J shares are sold without any front-end sales charge. A contingent deferred sales charge (CDSC) of 1% is imposed if Class J shares are redeemed within 18 months of purchase. The CDSC is not imposed on shares:
.. that were purchased pursuant to the Small Amount Force Out (SAFO) program;
.. redeemed due to a shareholder's death or disability (as defined in the
  Internal Revenue Code);
.. redeemed from retirement plans to satisfy minimum distribution rules under the
  Internal Revenue Code;
.. sold using a periodic withdrawal plan (up to 10% of the value of the shares
  (as of December 31 of the prior year));
.. that were purchased through the Principal Income IRA; or .. that were purchased through Principal Passage, a fee-based brokerage account.

Currently, all of the operating expenses for each Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares are absorbed by the Manager. The Manager receives a fee for providing investment advisory and certain corporate administrative services under the terms of the Management Agreement. In addition to the management fee, the Fund's Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred Class shares pay the Manager a service fee and an administrative services fee under the terms of a Service Agreement and an Administrative Services Agreement.


Service Agreement (Advisors Preferred, Advisors Select, Advisors Signature,
---------------------------------------------------------------------------
Preferred and Select Classes only)
----------------------------------
The Service Agreement provides for the Manager to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members) of those classes. These personal services include:
.. responding to plan sponsor and plan member inquiries;
.. providing information regarding plan sponsor and plan member investments; and .. providing other similar personal services or services related to the maintenance of shareholder accounts as contemplated by National Association of Securities Dealers (NASD) Rule 2830 (or any successor thereto).

As compensation for these services, the Fund will pay the Manager service fees equal to 0.25% of the average daily net assets attributable to the Advisors Select Class; 0.25% of the average daily net assets of the Advisors Signature, Class, 0.17% of the average daily net assets of the Advisors Preferred Class; and 0.15% of the average daily net assets attributable to each of the Select Class and Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


Administrative Service Agreement (Advisors Preferred, Advisors Select, Advisors
-------------------------------------------------------------------------------
Signature, Preferred and Select Classes only)
---------------------------------------------
The Administrative Service Agreement provides for the Manager to provide services to beneficial owners of Fund shares. Such services include:
.. receiving, aggregating and processing purchase, exchange and redemption requests from plan shareholders;
.. providing plan shareholders with a service that invests the assets of their accounts in shares pursuant to pre-authorized instructions submitted by plan members;
.. processing dividend payments from the Funds on behalf of plan shareholders and changing shareholder account designations;
.. acting as shareholder of record and nominee for plans;
.. maintaining account records for shareholders and/or other beneficial owners; .. providing notification to plan shareholders of transactions affecting their accounts;
.. forwarding prospectuses, financial reports, tax information and other communications from the Fund to beneficial owners;
.. distributing, receiving, tabulating and transmitting proxy ballots of plan shareholders; and
.. other similar administrative services.


92     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

As compensation for these services, the Fund will pay the Manager service fees equal to 0.20% of the average daily net assets attributable to the Advisors Select Class; 0.28% of the average daily net assets of the Advisors Signature, Class, 0.15% of the average daily net assets of the Advisors Preferred Class; 0.13% of the average daily net assets of the Select Class and 0.11% of the average daily net assets of the Preferred Class. The service fees are calculated and accrued daily and paid monthly to the Manager (or at such other intervals as the Fund and Manager may agree).


The Manager may, at its discretion appoint (and may at any time remove), other parties, including companies affiliated with the Manager, as its agent to carry out the provisions of the Service Agreement and/or the Administrative Service Agreement. However, the appointment of an agent shall not relieve the Manager of any of its responsibilities or liabilities under those Agreements. Any fees paid to agents under these Agreements shall be the sole responsibility of the Manager.


Rule 12b-1 Fees
---------------
In addition to the management and service fees, the Advisors Select, Advisors Signature, Advisors Preferred, Select and J Classes of shares are subject to Distribution Plans and Agreements (described below) sometimes referred to as a Rule 12b-1 Plan. Rule 12b-1 permits a fund to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors and initial shareholder of the Funds' Class J, Select and Advisors Classes have approved and entered into a Distribution Plan and Agreement for each Class J share and Advisors share class.

In adopting the Plans, the Board of Directors (including a majority of directors who are not interested persons of the Fund (as defined in the 1940 Act), hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the Plan would benefit the Funds and the shareholders of the affected classes. Pursuant to Rule 12b-1, information about revenues and expenses under the Plans is presented to the Board of Directors each quarter for its consideration in continuing the Plans. Continuance of the Plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The Plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the Plans may not be amended to materially increase the amount spent for distribution without majority approval of the shareholders of the affected class. The Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of the outstanding voting securities of the affected class.


Distribution Plans and Agreements
---------------------------------

CLASS J, ADVISORS PREFERRED CLASS, ADVISORS SELECT CLASS, ADVISORS SIGNATURE,

SELECT CLASS OR PREFERRED CLASS PLANS . As described in the Prospectuses, the Funds' shares are made available to employer-sponsored retirement or savings plans purchasing through financial intermediaries such as banks and broker-dealers. The Funds' Distributor enters into selling agreements with various banks, broker-dealers and other financial intermediaries.


To make the shares available through such banks, broker-dealers and financial intermediaries, and to compensate them for these services, the Board of Directors has adopted a Distribution Plan and Agreement for each of the Advisors Preferred, Advisors Select, Advisors Signature, Select and Class J shares for each Fund, as applicable. The Plans provide that each Fund makes payments from assets of each Advisors Class, the Select Class and Class J to Princor pursuant to the Plan to compensate Princor and other selling dealers for providing certain services to the Fund. Such services may include:
.. formulation and implementation of marketing and promotional activities;
.. preparation, printing and distribution of sales literature;
.. preparation, printing and distribution of prospectuses and the Fund reports to other than existing shareholders;
.. obtaining such information with respect to marketing and promotional activities as the Princor deems advisable;
.. making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and .. providing training, marketing and support with respect to the sale of Shares.

The Fund pays Princor a fee after the end of each month at an annual rate of 0.35% of the daily net asset value of the Advisors Signature shares, 0.30% of the daily net asset value of the Advisors Select shares, 0.25% of daily net asset value of the Advisors Preferred shares and 0.10% of the daily net asset value of the Select shares of each Fund

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    93
www.principal.com
offering those classes. The Fund pays Princor a fee after the end of each month at an annual rate of 0.50% of the daily net asset value of Class J shares of each Fund (except for Money Market Fund which pays at an annual rate of 0.25%). Princor may remit on a continuous basis all of these sums to its registered representatives and other selected dealers as a trail fee in recognition of their services and assistance.


Currently, Princor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts invested in Class J, Advisors Preferred Class, Advisors Select Class, Advisors Signature, Select Class or Preferred Class shares. No dealer reallowance is paid on the Institutional class shares.



CLASS A DISTRIBUTION PLAN . The Bond & Mortgage Securities, Disciplined LargeCap Blend, Equity Income, Government Securities, High Quality Short-Term Bond, Inflation Protection, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, LifeTime 2010, LifeTime 2020, LifeTime 2030, LifeTime2040, LifeTime 2050, LifeTime Strategic Income, MidCap Blend, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Growth I, Partners MidCap Value, Partners SmallCap Growth II, Preferred Securities, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds have adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (0.15% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to 0.25% (0.15% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.



CLASS B DISTRIBUTION PLAN . The Bond & Mortgage Securities, Disciplined LargeCap Blend, Equity Income, Government Securities, International Emerging Markets, Diversified International, LargeCap Growth, LargeCap Value, LifeTime 2020, LifeTime 2030, LifeTime2040, MidCap Blend, Money Market, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Value, Partners MidCap Growth, Partners MidCap Value, Partners SmallCap Growth II, Real Estate Securities, SmallCap Blend, SmallCap Value and Tax-Exempt Bond Funds have adopted a distribution plan for the Class B shares. The Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (0.25% for the Money Market Fund) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.


Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Investors Funds. In addition, Princor may remit on a continuous basis up to 0.25% to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.



GENERAL INFORMATION REGARDING CLASS A AND CLASS B DISTRIBUTION PLANS . A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.


All fees paid under a Fund's Rule 12b-1 Plan are paid to Princor which may not use such fees to finance the distribution of the shares of another Fund.


If expenses under a Class A or Class B Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly,


94     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754
interest, carrying charges, or other financing costs in association with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.


Transfer Agency Agreement (Class A, Class B and Class J shares only)
--------------------------------------------------------------------
The Transfer Agency Agreement provides for the Manager to act as transfer and shareholder servicing agent. The Fund will pay the Manager a fee for the services provided pursuant to the Agreement in an amount equal to the costs incurred by the Manager for providing such services. The services include:
.. issuance, transfer, conversion, cancellation and registry of ownership of Fund shares, and maintenance of open account system;
.. preparation and distribution of dividend and capital gain payments to shareholders;
.. delivery, redemption and repurchase of shares, and remittances to shareholders;
.. the tabulation of proxy ballots and the preparation and distribution to shareholders of notices, proxy statements and proxies, reports, confirmation of transactions, prospectuses and tax information;
.. communication with shareholders concerning the above items; and .. use its best efforts to qualify the Capital Stock of the Fund for sale in states and jurisdictions as directed by the Fund.

Adoption of Agreements
----------------------
The Agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund. In either event, continuation shall be approved by a vote of the majority of the independent Directors.

The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors or by a vote of the majority of the outstanding securities of the applicable Fund. The Sub-Advisory Agreement may also be terminated by the Manager, the respective Sub-Advisor, or Principal Life Insurance Company ("Principal Life"), as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will terminate automatically in the event of their assignment.


The Sub-Advisory Agreements for the Inflation Protection Fund and Partners MidCap Growth Fund II were approved by the Directors on September 13, 2004. The Sub-Advisory Agreement for the Partners LargeCap Growth Fund I was approved by the Directors on July 29, 2004. The Sub-Advisory Agreements for the High Yield Fund and the Partners LargeCap Value Fund II were approved by the Directors on June 14, 2004. The Sub-Advisory Agreements for the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds were approved by the Directors on March 8, 2004. The Management Agreement and the Sub-Advisory Agreements for the other Funds were reviewed and approved by the Directors on September 13, 2004. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at no charge for all share classes (except the Institutional Class and Class J for which such services are provided at cost), Fund corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided either without charge or at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub--

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    95
www.principal.com

Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


Shareholders of Class J shares of the Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and Partners SmallCap Value Funds approved the Agreements on June 15, 2001. Shareholders of the other Classes (except Advisors Signature) of these Funds approved the Agreements on March 1, 2001. The Agreements for the Capital Preservation Fund were approved by its shareholders (except Advisors Signature) on June 15, 2001. The Agreements for the Preferred Securities Fund were approved by its Institutional Class shareholders on May 1, 2002 and its Class J shareholders on December 30, 2003. Shareholders of each Class (except Advisors Signature) of the Disciplined LargeCap Blend, Partners LargeCap Growth, Partners SmallCap Blend and Partners SmallCap Value I Funds approved the Agreements on December 30, 2002. Shareholders of each of the Institutional class shares of the Partners International, Partners MidCap Growth I and Partners MidCap Value I Funds approved the Agreements on December 29, 2003. Shareholders of each Class (except Advisors Signature) of the Partners LargeCap Value I, Partners SmallCap Growth III and Partners SmallCap Value II Funds approved the Agreements on June 1, 2004. Shareholders of the Advisors Preferred, Advisors Select, Select and Preferred share classes of the Partners International, Partners MidCap Growth I, Partners MidCap Value and Preferred Securities Funds approved the Agreements on June 1, 2004. The Agreements for the other Funds were approved by their shareholders (except Advisors Signature Class shareholders) on December 5, 2000. The Advisors Signature Class shareholders of all Funds approved the Agreements on November 1, 2004.


CUSTODIAN
The custodian of the portfolio securities and cash assets of the International Growth Fund is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245. The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286 is custodian of the portfolio securities and cash assets of the other Funds. The custodians perform no managerial or policymaking functions for the fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES

In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Sub-
Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Sub-Advisor believes that such commissions are reasonable in light of
a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Sub-Advisor exercises investment discretion. The Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research


96     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754
efforts of Sub-Advisor. The Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   FUND                             COMMISSIONS PAID
   ----                             ----------------
   International Emerging Markets        35,746
   Disciplined LargeCap Blend             2,401
   Diversified International             73,142
   International Growth                 266,836
   LargeCap Growth                       61,817
   LargeCap S&P 500 Index                   488
   LargeCap Value                       261,542
   MidCap Blend                          33,900
   MidCap Growth                         54,889
   MidCap S&P 400 Index                     350
   MidCap Value                         135,269
   Partners International                 2,378
   Partners LargeCap Blend               18,305
   Partners LargeCap Blend I                438
   Partners LargeCap Growth I            22,387
   Partners LargeCap Value                  968
   Partners LargeCap Value I                909
   Partners MidCap Growth                18,750
   Partners MidCap Growth I              51,028
   Partners MidCap Value                 13,877
   Partners SmallCap Blend               45,428
   Partners SmallCap Growth I            13,306
   Partners SmallCap Growth II           63,720
   Partners SmallCap Growth III             172
   Partners SmallCap Value               33,847
   Partners SmallCap Value II            32,723
   Real Estate Securities               126,632
   SmallCap Blend                        63,929
   SmallCap Growth                       45,793
   SmallCap S&P 600 Index                   984
   SmallCap Value                        78,520


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Fund and any other affiliated mutual fund or between the Fund and affiliated persons of the Fund under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    97
www.principal.com

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Funds (except the Partners International Fund and the Partners MidCap Growth Fund II) may participate in a program through a relationship with Frank Russell Securities, Inc.The Partners International Fund

and the Partners MidCap Growth Fund II participates in the program offered by FMR and Fidelity Management Trust

Company. From time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.


                                    TOTAL BROKERAGE COMMISSIONS PAID
                                      FOR PERIODS ENDED OCTOBER 31
                                      ----------------------------
 FUND                           2004            2003               2002
 ----                           ----            ----               ----
 Discplined LargeCap Blend
 f/k/a LargeCap Blend I          39,795         36,276/(1)/
 Diversified International
 f/k/a International I          609,341         260,932           143,102
 International Emerging
 Markets                        293,378         108,790           100,099
 International Growth f/k/a
 International II             2,023,724         565,337           358,239
 LargeCap Growth                194,234          95,171            47,637
 LargeCap S&P 500 Index         144,431         179,124            91,415
 LargeCap Value                 657,455         325,908           127,729
 MidCap Blend                   156,531          68,286            36,261
 MidCap Growth                  209,051          73,557            73,357
 MidCap S&P 400 Index            15,200          16,245            13,599
 MidCap Value                   456,168         223,000           105,268
 Partners International        212,405/(2)/
 Partners LargeCap Blend      1,068,263         438,812           179,222
 Partners LargeCap Blend I       10,140          16,542            27,263
 Partners LargeCap Growth        21,582         16,074/(//1//)/
 Partners LargeCap Growth I   2,452,319       1,908,882         1,226,509
 Partners LargeCap Growth II    241,795          97,078            15,719
 Partners LargeCap Value      1,437,776       1,297,841           907,327
 Partners LargeCap Value I       5,829/(3)/
 Partners MidCap Growth         219,464          97,909            34,979
 Partners MidCap Growth I      137,437/(2)/
 Partners MidCap Value          434,798         190,018            74,069
 Partners MidCap Value I       286,243/(2)/
 Partners SmallCap Blend        449,003         22,823/(//1//)/
 Partners SmallCap Growth I     278,114         772,657           309,887
 Partners SmallCap Growth II    539,355         363,945            30,024
 Partners SmallCap Growth
 III                             6,588/(3)/
 Partners SmallCap Value        307,050         304,946           293,232
 Partners SmallCap Value I      179,389        118,140/(//1//)/
 Partners SmallCap Value II     32,691/(3)/
 Preferred Securities           160,934         123,618           18,937/(//4//)/
 Real Estate Securities         652,573         261,264            72,599
 SmallCap Blend                 321,213         243,059            97,870
 SmallCap Growth                176,941         223,259           166,752
 SmallCap S&P 600 Index          50,929          42,639            16,508
 SmallCap Value                 314,762         218,019            94,301

/ //(//1//)/ Period from December 30, 2002 (date operations commenced) through
 October 31, 2003.
/ //(2)/ Period from December 29, 2003 (date operations commenced) through
 October 31, 2004.
/ //(3)/ Period from June 1, 2004 (date operations commenced) through October
 31, 2004.
/ //(//4//)/ Period from May 1, 2002 (date operations commenced) through October
 31, 2002.

Certain broker-dealers are considered to be affiliates of the Fund.


98     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

.. Archipelago Securities, LLC, Goldman Sachs Asset Management, Goldman Sachs
  JBWere and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management acts as a sub-advisor for Principal Partners Blue Chip Fund, Inc., the Partners LargeCap Blend Fund I and Partners MidCap Growth Fund I.
.. J.P.Morgan Securities, JP Morgan/Chase, Fleming Martin Ltd. and Jardine
  Fleming Securities Ltd., are affiliates of J.P.Morgan Investment Management Inc. which acts as a sub-advisor for Partners SmallCap Value I, Partners Global Equity and an account of Principal Variable Contracts Fund, Inc.
.. J.P.Morgan Securities is also an affiliate of American Century Investment
  Management, Inc. which acts as Sub-Advisor for the Partners LargeCap Growth Fund II, Partners LargeCap Value Fund II and an Account of the Principal Variable Contracts Fund, Inc.
.. Lehman Brothers, Inc. and Neuberger Berman Management, Inc. affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. acts as a sub-advisor for the Partners MidCap Value Fund and an account of Principal Variable Contracts Fund, Inc.
.. Morgan Stanley DW Inc., is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to one account of the Principal Variable Contracts Fund, Inc.
.. National Financial Services is affiliated with Fidelity Management & Research
  Company which serves as a sub-advisor for Partners International Fund and Partners MidCap Growth Fund II.
.. Advest, Inc., BNP Paribas Securities Corp and Sanford C. Bernstein & Co., LLC are affiliates of AllianceBerstein Investment Research and Management which sub-advises Partners LargeCap Value Fund, an account of Principal Variable Contracts Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management L.P. sub-advises Partners SmallCap Growth Fund I.
.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several Principal Mutual Funds, accounts of the Principal Variable Contracts Fund, Inc. and portfolios of the Principal Investors Fund. Spectrum Asset Management, Inc. serves as sub-advisor for one portfolio of the Principal Investors Fund.
.. UBS Financial Services Inc. and UBS Securities LLC are affiliates of UBS
  Global AM which acts as sub-advisor to the Partners SmallCap Growth Fund II, Partners LargeCap Value I, Principal Partners SmallCap Growth Fund, Inc. and an account of the Principal Variable Contracts Fund, Inc.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                        COMMISSIONS PAID TO ADVEST CO.
                                        ------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                       1,100             0.79                     1.20
 Partners MidCap
 Growth
 2004                         419             0.19                     0.13
 2003                         742             0.53                     0.34
 Partners MidCap Value
 2004                          55             0.01                     0.02
 Partners SmallCap
 Growth II
 2004                           5             0.00                     0.00
 Partners SmallCap
 Value
 2004                       2,525             0.82                     0.51
 Partners SmallCap
 Value I
 2004                          81             0.05                     0.07



                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                         348             0.03                      0.12
 Partners LargeCap
 Blend I
 2004                           6             0.06                      0.08
 2003                          20             0.01                      0.05
 Partners LargeCap
 Growth I
 2004                         298             0.01                      0.11
 Partners LargeCap
 Growth II
 2004                      10,683             4.42                     10.18
 2003                       5,708             4.08                     56.60
 Partners MidCap
 Growth
 2004                           5             0.00                      0.01
 2003                         151             0.11                      0.49
 Partners SmallCap
 Value I
 2004                         164             0.09                      0.15
 2003                          60             0.04                      0.08



Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                    99
www.principal.com

                               COMMISSIONS PAID TO BNP PARIBAS SECURITIES CORP
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                       1,470             0.24                     0.17
 International
 Emerging Markets
 2004                       2,518             0.86                     0.52
 International Growth
 2004                      20,754             1.03                     0.81
 MidCap Blend
 2004                          36             0.02                     0.02
 Partners
 International
 2004                          21             0.01                     0.01


                                   COMMISSIONS PAID TO FLEMING MARTIN LTD.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap Value
 2003                         545             0.39                      0.16
 2002                       1,348             1.82                      1.56
 Partners SmallCap
 Growth I
 2003                      10,151             7.25                      8.08
 2002                      46,423            14.98                     11.99


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                          171            0.43                      0.15
 2003                          770            0.55                      0.68
 Diversified
 International
 2004                       16,052            2.63                      2.21
 2003                       18,505           13.22                     17.67
 2002                        6,174            4.31                      4.03
 International
 Emerging Markets
 2004                          554            0.19                      0.28
 2003                        1,002            0.72                      1.27
 2002                        1,363            1.36                      2.03
 International Growth
 2004                       48,231            2.38                      1.90
 2003                       20,347           14.53                     13.40
 2002                       13,407            3.74                      2.98
 LargeCap Growth
 2004                        7,615            3.92                      3.22
 2003                        2,112            1.51                      3.11
 2002                          434            0.91                      0.52
 LargeCap S&P 500
 Index
 2004                           75            0.05                      0.02
 LargeCap Value
 2004                       32,041            4.87                      3.06
 2003                       10,770            7.69                      9.16
 2002                        7,223            5.65                      4.09
 MidCap Blend
 2004                        5,234            3.34                      3.03
 2003                        3,610            2.58                      2.38
 2002                        2,168            5.98                      4.50
 MidCap Growth
 2004                       13,668            6.54                      6.77
 2003                        5,142            3.67                      4.72
 2002                        3,917            5.34                      3.77
 MidCap S&P 400 Index
 2004                          340            2.23                      1.90
 MidCap Value
 2004                       17,492            3.83                      3.75
 2003                       10,875            7.77                     10.58
 2002                        5,813            5.52                      4.55
 Partners
 International
 2004                       17,597            8.28                      9.88
 Partners LargeCap
 Blend
 2004                       21,834            2.04                      1.37
 2003                       11,652            8.32                     10.62
 2002                        9,023            5.03                      1.95
 Partners LargeCap
 Blend I
 2004                          360            3.55                      2.74
 2003                          516            0.37                      1.22
 2002                          624            2.29                      1.76
 Partners LargeCap
 Growth
 2004                        1,498            6.94                      5.24
 2003                          608            0.43                      1.05
 Partners LargeCap
 Growth I
 2004                       85,476            3.49                      3.34
 2003                       98,136           70.10                    123.43
 2002                       82,203            6.70                      5.37
 Partners LargeCap
 Growth II
 2004                       12,690            5.25                      2.71
 2003                        5,824            4.16                     12.93
 2002                        2,263           14.40                     10.81
 Partners LargeCap
 Value
 2004                      197,081           13.71                     14.65
 2003                       28,616           20.44                     22.63
 Partners LargeCap
 Value I
 2004                           40            0.69                      0.89
 Partners MidCap
 Growth
 2004                       22,398           10.21                      9.53
 2003                        7,510            5.36                      6.00
 2002                        1,687            4.82                      2.82
 Partners MidCap
 Growth I
 2004                       20,352           14.81                     10.62
 Partners MidCap Value
 2004                        4,825            1.11                      1.24
 2003                        1,176            0.84                      1.53
 2002                          859            1.16                      1.01
 Partners MidCap Value
 I
 2004                       11,123            3.89                      4.10
 Partners SmallCap
 Blend
 2004                      141,341           31.48                     46.42
 2003                          795            0.57                      1.21
 Partners SmallCap
 Growth I
 2004                       18,611            6.69                      9.13
 2003                       69,208           49.44                     59.34
 2002                       22,835            7.37                      7.05
 Partners SmallCap
 Growth II
 2004                        7,225            1.34                      1.05
 2003                          950            0.68                      0.90
 2002                          267            0.89                      0.41
 Partners SmallCap
 Growth III
 2004                        3,719           56.45                     62.16
 Partners SmallCap
 Value
 2004                        1,220            .040                      0.36
 2003                        5,226            3.73                      3.49
 2002                        2,705            0.92                      0.67
 Partners SmallCap
 Value I
 2004                        4,056            2.26                      1.78
 2003                        4.898            3.50                      5.53
 Real Estate
 Securities
 2004                       31,044            4.76                      2.33
 2003                        6,250            4.46                      5.78
 2002                        1,885            2.60                      1.62
 SmallCap Blend
 2004                        4,875            1.52                      1.34
 2003                        8,737            6.24                      3.56
 2002                        1,368            1.40                      1.01
 SmallCap Growth
 2004                        4,746            2.68                      2.70
 2003                       10,579            7.56                      6.05
 2002                        9,037            5.42                      5.07
 SmallCap S&P 600
 Index
 2004                        1,607            3.16                      3.67
 SmallCap Value
 2004                       14,955            4.75                      3.26
 2003                       20,677           14.77                     10.58
 2002                        5,433            5.76                      4.62




100    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   101
www.principal.com

                                   COMMISSIONS PAID TO GOLDMAN SACHS JBWERE
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                        171              0.03                     0.02
 International Growth
 2004                        738              0.04                     0.02
 Partners
 International
 2004                         29              0.01                     0.01


                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Diversified
 International
 2004                         754             0.12                     0.12
 Partners
 International
 2004                         263             0.12                     0.10
 Partners LargeCap
 Blend
 2002                         485             0.27                     0.14
 Partners LargeCap
 Blend I
 2004                          81             0.80                     0.51
 Partners LargeCap
 Growth I
 2004                         279             0.01                     0.01
 Partners LargeCap
 Growth II
 2004                       2,273             0.94                     0.55
 Partners MidCap
 Growth
 2002                          65             0.18                     0.08
 Partners MidCap Value
 2004                       3,455             0.79                     0.74
 Partners SmallCap
 Growth I
 2004                      16,485             5.93                     5.29
 Partners SmallCap
 Growth II
 2004                       5,330             0.99                     0.30
 SmallCap Blend
 2004                          83             0.03                     0.05




102    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                            7            0.02                      0.01
 2003                          279            0.20                      0.12
 Diversified
 International
 2004                       33,645            5.52                      5.12
 2003                        8,562            6.12                      5.11
 2002                       10,642            7.44                      6.53
 International
 Emerging Markets
 2004                       21,088            7.19                      5.25
 2003                        9,527            6.81                      3.79
 2002                       11,684           11.67                      8.44
 International Growth
 2004                      127,778            6.31                      7.39
 2003                        7,019            5.01                      2.22
 2002                       27,387            7.65                      5.57
 LargeCap Growth
 2004                        1,788            0.92                      0.92
 2003                        1,202            0.86                      0.96
 2002                          313            0.66                      0.49
 LargeCap Value
 2004                        9,656            1.47                      1.55
 2003                        6,322            4.52                      4.01
 2002                        4,856            3.80                      3.02
 MidCap Blend
 2004                        2,946            1.88                      1.61
 2003                        1,621            1.16                      1.23
 2002                        1,068            2.94                      2.56
 MidCap Growth
 2004                        2,584            1.24                      1.49
 2003                          813            0.58                      0.84
 2002                        2,290            3.12                      2.60
 MidCap Value
 2004                        6,036            1.32                      1.46
 2003                        3,900            2.79                      3.28
 2002                        3,886            3.69                      2.69
 Partners
 International
 2004                       11,259            5.30                      4.10
 Partners LargeCap
 Blend
 2004                       16,265            1.52                      0.78
 2003                          620            0.44                      1.25
 2002                        4,546            2.54                      1.34
 Partners LargeCap
 Blend I
 2004                           35            0.34                      0.39
 2002                          163            0.60                      0.28
 Partners LargeCap
 Growth
 2004                           14            0.06                      0.04
 2003                          122            0.09                      0.10
 Partners LargeCap
 Growth I
 2004                       53,955            2.20                      2.15
 2003                       55,482           39.63                     68.64
 2002                       33,079            2.70                      2.17
 Partners LargeCap
 Growth II
 2004                        1,103            0.46                      0.35
 2003                           44            0.03                      0.10
 2002                           36            0.23                      0.14
 Partners LargeCap
 Value
 2004                        1,888            0.13                      0.03
 Partners LargeCap
 Value I
 2004                          212            3.64                      2.32
 Partners MidCap
 Growth
 2004                        3,576            1.63                      1.36
 2003                        1,207            0.86                      0.83
 2002                        1,474            4.21                      2.30
 Partners MidCap
 Growth I
 2004                        8,032            5.84                      3.29
 Partners MidCap Value
 2004                        7,211            1.66                      1.55
 2003                        1,357            0.97                      1.36
 2002                        1,006            1.36                      1.33
 Partners MidCap Value
 I
 2004                       10,363            3.62                      2.60
 Partners SmallCap
 Blend
 2004                        2,715            0.60                      0.68
 2003                           99            0.07                      0.05
 Partners SmallCap
 Growth I
 2004                        5,301            1.91                      3.71
 2003                       37,045           26.46                     29.34
 2002                       12,502            4.03                      4.33
 Partners SmallCap
 Growth II
 2004                        4,120            0.76                      0.48
 2003                          315            0.23                      0.17
 2002                          240            0.80                      0.40
 Partners SmallCap
 Growth III
 2004                        1,461           22.18                     14.72
 Partners SmallCap
 Value
 2002                        1,805            0.62                      0.42
 Real Estate
 Securities
 2004                        5,365            0.82                      0.70
 2003                        5,775            4.13                      4.65
 2002                        2,925            4.03                      1.82
 SmallCap Blend
 2004                        1,006            0.31                      0.26
 2003                          447            0.32                      0.19
 2002                          118            0.12                      0.11
 SmallCap Growth
 2004                        2,423            1.37                      0.82
 2003                        2,947            2.10                      1.64
 2002                        5,445            3.27                      2.69
 SmallCap S&P 600
 Index
 2004                          152            0.30                      0.10
 SmallCap Value
 2004                        3,732            1.19                      1.41
 2003                        3,343            2.39                      1.78
 2002                        3,421            3.63                      2.60



Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   103
www.principal.com

104    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

                             COMMISSIONS PAID TO JARDINE FLEMING SECURITIES LTD.
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International Growth
 2002                       3,551             0.99                     0.66


                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                        1,394             3.50                     2.92
 2003                          358             0.26                     0.58
 Diversified
 International
 2004                       44,076             7.23                     6.35
 2003                        6,892             4.92                     5.41
 International
 Emerging Markets
 2004                        4,313             1.47                     1.60
 2003                          394             0.28                     0.23
 International Growth
 2004                      200,059             9.89                     8.50
 2003                        7,585             5.42                     7.60
 LargeCap Growth
 2004                        7,636             3.93                     3.94
 2003                        7,387             5.28                     9.64
 LargeCap S&P 500
 Index
 2004                       61,951            42.89                    30.09
 2003                      159,691           114.07                   301.60
 LargeCap Value
 2004                       50,432             7.67                     7.15
 2003                       17,876            12.77                    22.90
 MidCap Blend
 2004                        9,947             6.35                     5.61
 2003                        4,018             2.87                     3.25
 MidCap Growth
 2004                       15,283             7.31                     6.55
 2003                        2,462             1.76                     2.52
 MidCap S&P 400 Index
 2004                        4,786            31.49                    32.04
 2003                       14,737            10.53                    43.29
 MidCap Value
 2004                       22,858             5.01                     4.99
 2003                       13,967             9.98                    14.51
 Partners
 International
 2004                       14,506             6.83                     5.90
 Partners LargeCap
 Blend
 2004                      100,040             9.36                    18.30
 2003                       41,793            29.85                    85.74
 Partners LargeCap
 Blend I
 2004                          351             3.47                     2.19
 2003                           68             0.05                     0.18
 Partners LargeCap
 Growth
 2004                          346             1.60                     1.56
 2003                          328             0.23                     0.40
 Partners LargeCap
 Growth I
 2004                      153,167             6.25                     5.49
 2003                      120,318            85.95                   164.45
 Partners LargeCap
 Growth II
 2004                          575             0.24                     0.11
 2003                        1,863             1.33                     2.73
 Partners LargeCap
 Value
 2004                          401             0.03                     0.05
 2003                        5,355             3.83                     1.38
 Partners LargeCap
 Value I
 2004                           55             0.94                     0.54
 Partners MidCap
 Growth
 2004                       16,530             7.53                     7.03
 2003                        5,420             3.87                     4.48
 Partners MidCap
 Growth I
 2004                        2,813             2.05                     1.49
 Partners MidCap Value
 2004                       90,905            20.91                    21.33
 2003                          582             0.42                     0.61
 Partners MidCap Value
 I
 2004                       14,344             5.01                     5.37
 Partners SmallCap
 Blend
 2004                       22,992             5.12                     2.91
 2003                          764             0.55                     0.46
 Partners SmallCap
 Growth I
 2004                       20,750             7.46                     7.29
 2003                       46,296            33.07                    36.78
 Partners SmallCap
 Growth II
 2004                       11,440             2.12                     1.29
 2003                        3,055             2.18                     3.03
 Partners SmallCap
 Growth III
 2004                           25             0.38                     0.61
 Partners SmallCap
 Value
 2004                        6,080             1.98                     1.65
 2003                        9,600             6.86                     7.48
 Partners SmallCap
 Value I
 2004                        2,323             1.29                     1.05
 2003                        1,308             0.93                     1.07
 Real Estate
 Securities
 2004                       73,885            11.32                    19.74
 2003                       40,304            28.79                    41.48
 SmallCap Blend
 2004                        8,785             2.73                     2.43
 2003                        6,745             4.82                     4.03
 SmallCap Growth
 2004                       12,649             7.15                     8.31
 2003                       13,585             9.70                     7.00
 SmallCap S&P 600
 Index
 2004                       25,705            50.47                    44.08
 2003                       37,293            26.64                    71.42
 SmallCap Value
 2004                       18,235             5.79                     6.46
 2003                       10,107             7.22                     6.30



Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   105
www.principal.com

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                          715            1.80                      0.69
 2003                          193            0.14                      0.45
 Diversified
 International
 2004                       49,229            8.08                      7.09
 2003                       20,845           14.89                     21.72
 2002                       16,162           11.29                     10.90
 International
 Emerging Markets
 2004                       40,269           13.73                     14.03
 2003                       14,816           10.58                      9.57
 2002                       14,587           14.57                     16.32
 International Growth
 2004                      102,879            5.08                      3.91
 2003                       24,420           17.44                     87.78
 2002                       17,409            4.86                      3.13
 LargeCap Growth
 2004                        2,628            1.35                      1.82
 2003                        2,056            1.47                      3.48
 2002                        8,179           17.17                     22.05
 LargeCap S&P 500
 Index
 2004                        1,144            0.79                      0.79
 2003                           64            0.05                      0.39
 LargeCap Value
 2004                       34,117            5.19                      8.50
 2003                       27,057           19.33                     40.81
 2002                       17,625           13.80                     18.30
 MidCap Blend
 2004                       12,839            8.20                     13.48
 2003                        1,703            1.22                      4.25
 2002                        2,785            7.68                     12.09
 MidCap Growth
 2004                        4,991            2.39                      2.49
 2003                        3,882            2.77                      7.66
 2002                        6,972            9.50                     12.99
 MidCap S&P 400 Index
 2004                           96            0.63                      0.62
 MidCap Value
 2004                       19,405            4.25                      6.66
 2003                       18,517           13.23                     23.21
 2002                        8,005            7.60                      8.73
 Partners
 International
 2004                       15,982            7.52                      6.08
 Partners LargeCap
 Blend
 2004                       51,587            4.83                      2.67
 2003                       19,501           13.93                     26.82
 2002                        8,251            4.60                      3.75
 Partners LargeCap
 Blend I
 2004                        1,714           16.91                     28.38
 2003                          922            0.66                      3.68
 2002                        4,900           17.97                     18.21
 Partners LargeCap
 Growth
 2004                          795            3.68                      2.66
 2003                        5,768            4.12                     10.21
 Partners LargeCap
 Growth I
 2004                        9,275            0.38                      0.43
 2003                        3,467            2.48                      4.14
 2002                      123,127           10.04                     13.81
 Partners LargeCap
 Growth II
 2004                        3,096            1.28                      1.28
 2003                        5,281            3.77                     17.76
 2002                          713            4.53                      3.94
 Partners LargeCap
 Value
 2003                       12,582            8.99                      5.70
 Partners LargeCap
 Value I
 2004                          207            3.55                      1.58
 Partners MidCap
 Growth
 2004                        4,920            2.24                      2.06
 2003                        3,538            2.53                      2.89
 2002                          901            2.58                      2.02
 Partners MidCap
 Growth I
 2004                        6,297            4.58                      5.81
 Partners MidCap Value
 2004                        4,725            1.09                      1.15
 2003                        1,234            0.88                      0.84
 Partners MidCap Value
 I
 2004                       20,186            7.05                      6.83
 Partners SmallCap
 Blend
 2004                       19,996            4.45                      3.09
 Partners SmallCap
 Growth I
 2004                       16,074            5.78                      5.38
 2003                       38,013           27.15                     26.41
 2002                          892            0.29                      0.27
 Partners SmallCap
 Growth II
 2004                       15,281            2.83                      2.64
 2003                       34,670           24.77                     43.36
 2002                          705            2.35                      1.96
 Partners SmallCap
 Growth III
 2004                           40            0.61                      0.40
 Partners SmallCap
 Value
 2004                        7,845            2.55                      2.44
 2003                        3,175            2.27                      3.36
 2002                        3,465            1.18                      0.80
 Partners SmallCap
 Value I
 2004                       15,622            8.71                      9.04
 2003                        7,011            5.01                      6.66
 Real Estate
 Securities
 2004                       14,994            2.30                      4.41
 2003                        6,740            4.81                     19.14
 2002                        5,230            7.20                      4.34
 SmallCap Blend
 2004                        9,516            2.96                      2.04
 2003                        6,522            4.66                      4.08
 2002                       23,214           23.72                     30.46
 SmallCap Growth
 2004                       10,379            5.87                      7.46
 2003                       30,874           22.05                     21.72
 2002                       11,041            6.62                      6.97
 SmallCap S&P 600
 Index
 2004                          596            1.17                      2.08
 2003                           69            0.05                      0.48
 SmallCap Value
 2004                       14,495            4.60                      4.76
 2003                       14,620           10.44                     10.38
 2002                        9,305            9.87                     15.70




106    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   107
www.principal.com

                               COMMISSIONS PAID TO NATIONAL FINANCIAL SERVICES
                               -----------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                       1,365             0.13                     0.05
 Partners MidCap Value
 I
 2004                       1,547             0.54                     2.31
 Partners SmallCap
 Value I
 2004                       3,680             2.05                     1.29




108    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth I
 2003                        2,915            2.08                      3.53
 2002                        6,594            0.54                      0.75
 Partners MidCap Value
 2004                        7,790            1.79                      2.04
 2003                      125,416           89.59                    126.46
 2002                       50,061           67.59                     66.58
 Partners SmallCap
 Growth I
 2003                       37,405           26.72                     29.47
 2002                       56,539           18.25                     22.09
 Partners SmallCap
 Value I
 2003                          195            0.14                      0.08


                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                             ---------------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                        4,965            12.48                     7.51
 2003                        7,122             5.09                     6.04
 Diversified
 International
 2004                          867             0.14                     0.14
 2002                        2,087             1.46                     1.66
 International Growth
 2004                        1,277             0.06                     0.04
 2002                        3,029             0.85                     0.12
 LargeCap Growth
 2004                       16,900             8.70                    10.84
 2003                        8,178             5.84                    16.79
 2002                        1,012             2.12                     2.40
 LargeCap Value
 2004                        3,983             0.61                     0.50
 2003                       15,434            11.03                    17.49
 2002                        4,050             3.17                     1.89
 MidCap Blend
 2004                        7,220             4.61                     5.21
 2003                        5,091             3.64                     5.68
 2002                        5,237            14.44                    15.16
 MidCap Growth
 2004                        8,455             4.04                     4.47
 2003                        8,295             5.93                    12.02
 2002                        8,045            10.97                    12.60
 MidCap S&P 400 Index
 2004                           79             0.52                     0.44
 MidCap Value
 2004                        5,605             1.23                     1.24
 2003                        6,339             4.53                     8.48
 2002                        1,636             1.55                     1.44
 Partners
 International
 2004                          330             0.16                     0.12
 Partners LargeCap
 Blend
 2004                       11,745             1.10                     0.82
 2002                          100             0.06                     0.03
 Partners
 LargeCap Blend I
 2004                          185             1.83                     0.66
 2003                           60             0.04                     0.06
 2002                           96             0.35                     0.24
 Partners LargeCap
 Growth
 2003                           43             0.03                     0.07
 Partners LargeCap
 Growth I
 2004                       52,359             2.14                     1.62
 2003                       31,723            22.66                    38.95
 2002                       23,080             1.88                     1.71
 Partners LargeCap
 Growth II
 2004                       10,027             4.15                     2.54
 2003                        1,488             1.06                     2.39
 2002                          360             2.29                     0.92
 Partners LargeCap
 Value
 2004                      992,248            69.01                    68.44
 2003                      821,584           586.89                   727.40
 2002                      865,585            95.40                    96.23
 Partners MidCap
 Growth
 2003                          362             0.26                     0.32
 2002                          470             1.34                     1.16
 Partners MidCap Value
 2004                       16,204             3.73                     3.30
 2003                        2,560             1.83                     1.59
 2002                        2,360             3.19                     3.19
 Partners MidCap Value
 I
 2004                       10,118             3.53                     3.28
 Partners SmallCap
 Blend
 2004                           25             0.01                     0.00
 Partners SmallCap
 Growth I
 2003                          515             0.37                     0.45
 2002                        1,945             0.63                     0.75
 Partners SmallCap
 Growth II
 2004                           85             0.02                     0.01
 2003                        2,980             2.13                     4.15
 2002                           60             0.20                     0.20
 Partners SmallCap
 Value
 2004                        1,318             0.43                     0.74
 Partners SmallCap
 Value I
 2004                        1,431             0.80                     0.60
 2003                        4,977             3.55                     4.97
 Real Estate
 Securities
 2003                        2,010             1.44                     1.99
 2002                          695             0.96                     1.31
 SmallCap Blend
 2004                       36,320            11.31                    14.24
 2002                        1,052             1.08                     0.96
 SmallCap Growth
 2004                        1,556             0.88                     1.30
 2003                        4,779             3.41                     3.58
 2002                        3,467             2.08                     2.35
 SmallCap S&P 600
 Index
 2004                           40             0.08                     0.13
 SmallCap Value
 2004                        1,538             0.49                     0.71
 2003                        2,209             1.58                     2.59
 2002                        1,031             1.09                     1.03



Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   109
www.principal.com

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOGG
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Blend
 2004                       1,044             0.10                      0.16
 Partners LargeCap
 Blend I
 2004                         252             2.49                      5.97
 2003                         162             0.12                      0.97
 Partners LargeCap
 Growth I
 2004                          63             0.00                      0.03
 2002                       9,190             0.75                      0.78
 2001                           9             0.08                      0.01
 Partners LargeCap
 Growth II
 2004                      13,370             5.53                      8.65
 2003                       1,418             1.01                     11.72
 Partners MidCap
 Growth
 2004                       5,523             2.52                      5.07
 2002                         796             2.28                      1.57
 2001                         121             0.37                      0.41
 Partners MidCap Value
 2004                         310             0.07                      0.05
 Partners SmallCap
 Blend
 2004                         124             0.03                      0.04
 Partners SmallCap
 Growth I
 2002                         716             0.23                      0.20
 Partners SmallCap
 Growth II
 2004                       1,520             0.28                      0.11
 Partners SmallCap
 Value
 2002                       4,210             1.44                      0.79




110    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Preferred Securities
 2004                      160,934           100.00                   100.00
 2003                      123,618           100.00                   100.00
 2002                       18,937           100.00                   100.00


                                  COMMISSIONS PAID TO UBS FINANCIAL SERVICES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners LargeCap
 Growth
 2003                           4             0.00                     0.00
 Partners LargeCap
 Growth I
 2002                       6,714             0.55                     0.74
 Partners MidCap
 Growth
 2004                         314             0.14                     0.09
 2003                         106             0.08                     0.07
 Partners SmallCap
 Growth II
 2004                         115             0.02                     0.01
 Partners SmallCap
 Value I
 2004                          54             0.03                     0.08
 2003                         290             0.21                     0.20


                                    COMMISSIONS PAID TO UBS SECURITIES LLC
                                    --------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Disciplined LargeCap
 Blend
 2004                        2,022             5.08                     5.73
 2003                          884             0.63                     3.67
 Diversified
 International
 2004                       94,095            15.44                    18.62
 2003                       30,896            22.07                    24.63
 2002                       12,392             8.66                     8.43
 International
 Emerging Markets
 2004                       34,207            11.66                    14.42
 2003                       14,651            10.47                     8.54
 2002                       10,532            10.52                    11.46
 International Growth
 2004                      247,510            12.23                    17.36
 2003                       45,946            32.82                    59.15
 2002                       42,997            12.00                     7.82
 LargeCap Growth
 2004                        4,136             2.13                     2.13
 2003                        4,697             3.36                     8.55
 2002                          313             0.66                     0.52
 LargeCap S&P 500
 Index
 2004                        1,867             1.29                     1.27
 LargeCap Value
 2004                       66,694            10.14                    14.20
 2003                       37,193            26.57                    56.61
 2002                        6,586             5.16                     5.81
 MidCap Blend
 2004                       21,565            13.78                    19.01
 2003                        4,574             3.27                     5.83
 2002                          622             1.72                     1.58
 MidCap Growth
 2004                       14,723             7.04                     9.72
 2003                        5,852             4.18                     7.01
 2002                        1,670             2.28                     3.68
 MidCap S&P 400 Index
 2004                          586             3.86                     3.58
 MidCap Value
 2004                       52,745            11.56                    14.44
 2003                       22,722            16.23                    22.13
 2002                        4,829             4.59                     4.03
 Partners
 International
 2004                       21,542            10.14                    10.54
 Partners LargeCap
 Blend
 2004                       75,820             7.10                     5.00
 2003                       11,193             8.00                     7.67
 2002                          130             0.07                     0.08
 Partners
 LargeCap Blend I
 2004                          160             1.58                     1.16
 2003                          165             0.12                     0.12
 2002                          318             1.16                     0.76
 Partners LargeCap
 Growth
 2004                          426             1.98                     1.69
 2003                          169             0.12                     0.45
 Partners LargeCap
 Growth I
 2004                      105,387             4.30                     4.49
 2003                      160,860           114.91                   198.58
 2002                       62,482             5.09                     4.04
 Partners LargeCap
 Growth II
 2004                        2,318             0.96                     0.49
 2003                        1,615             1.15                     2.90
 2002                          399             2.54                     1.26
 Partners LargeCap
 Value
 2004                       46,454             3.23                     3.94
 Partners LargeCap
 Value I
 2004                           70             1.20                     0.97
 Partners MidCap
 Growth
 2004                          967             0.44                     0.35
 2003                        1,220             0.87                     0.68
 2002                        1,118             3.20                     1.77
 Partners MidCap Value
 2004                        9,142             2.10                     1.96
 2003                        1,904             1.36                     2.36
 2002                        1,208             1.63                     2.26
 Partners MidCap Value
 I
 2004                       18,818             6.57                     4.78
 Partners SmallCap
 Blend
 2004                        3,960             0.88                     0.81
 Partners SmallCap
 Growth I
 2004                       19,319             6.95                     7.34
 2003                       12,827             9.16                    10.47
 2002                       19,873             6.41                     5.11
 Partners SmallCap
 Growth II
 2003                        9,093             6.50                    11.75
 2002                           70             0.23                     0.11
 Partners SmallCap
 Growth III
 2004                          321             4.87                     5.06
 Partners SmallCap
 Value
 2004                        2,550             0.83                     0.28
 2003                        8,060             5.76                     5.40
 2002                       10,514             3.59                     3.16
 Partners SmallCap
 Value I
 2004                        8,374             4.67                     2.48
 2003                        4,008             2.86                     3.01
 Real Estate
 Securities
 2004                       41,888             6.42                     5.61
 2003                        6,920             4.94                     7.69
 2002                        1,508             2.08                     1.57
 SmallCap Blend
 2004                       20,016             6.23                     8.45
 2003                        5,855             4.18                     8.12
 2002                          443             0.45                     0.25
 SmallCap Growth
 2004                       12,301             6.95                    16.23
 2003                       12,270             8.77                    10.96
 2002                        3,652             2.19                     2.10
 SmallCap S&P 600
 Index
 2004                          732             1.44                     2.37
 2003                           25             0.02                     0.18
 SmallCap Value
 2004                       18,328             5.82                     7.85
 2003                       21,423            15.30                    17.95
 2002                        4,075             4.32                     3.34



Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   111
www.principal.com

112    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

ORDER ALLOCATION

The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Sub-Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Disciplined LargeCap Blend, Diversified International, International Growth,
----------------------------------------------------------------------------
International Emerging Markets, LargeCap Growth, LargeCap S&P 500, LargeCap
---------------------------------------------------------------------------
Value, MidCap Blend, MidCap Growth, MidCap S&P 400, MidCap Value, Principal
---------------------------------------------------------------------------
LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal
--------------------------------------------------------------------------
LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income,
----------------------------------------------------------------------------
SmallCap Blend, SmallCap Growth, SmallCap S&P 600 and SmallCap Value Funds
--------------------------------------------------------------------------

If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub--

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   113
www.principal.com

Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.


The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Partners International and Partners MidCap Growth II
----------------------------------------------------
All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by FMR pursuant to authority contained in the sub-advisory. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

For futures transactions, the selection of a futures commission merchant (FCM) is generally based on the overall quality of execution and other services provided by the FCM.


Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both over-the-counter (OTC) securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.


Securities may be purchased from underwriters at prices that include underwriting fees.


114    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

Generally, compensation relating to investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.


Futures transactions are executed and cleared through FCMs who receive compensation for their services.


Each Fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the Funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.


Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a Fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.


Brokers or dealers that execute transactions for a Fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a Fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the Fund or FMR's overall responsibilities to the Fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the Fund and other investment companies and investment accounts; however, each product or service received may not benefit the Fund.



FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.


FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.


The Board of Directors has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the Funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR or Principal Management Corporation affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.


When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each Fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   115
www.principal.com

Funds to participate in volume transactions will produce better executions and prices for the Funds. It is the current opinion of the Board of Directors that the desirability of retaining FMR as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


Partners LargeCap Blend Fund I
------------------------------
Wellington Management has developed an allocation policy to assure fair treatment of all clients in situations where two or more clients' accounts participate simultaneously in a buy or sell program involving the same security. Essentially, this policy is structured on the basis of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry: the belief being that in most instances a pro rata allocation will assure fairness. However, the policy recognizes that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable. The overriding principle to be followed is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid the appearance of favoritism or discrimination among clients.

Portfolio managers must specify a specific amount of shares or number of bonds for each identified account at the time the order is placed. Except as noted, the executed portion of a transaction through a specific broker or dealer on the same trading day, combining two or more accounts regardless of the portfolio manager involved, will be allocated on a pro rata basis (to the nearest round trading lot). Each account involved would receive a percentage of the executed portion of the order based upon each account's percentage of the entire order. This procedure will apply to all accounts which are participating in the execution under the same trading circumstances (price limits, approximate time of entry, etc.). The allocations will be made at the average execution price calculated to three decimal places, or at prices mathematically closest to the average price. Wellington Management will make every effort to use a single average price in such allocations, and has the responsibility for all necessary documentation. Exceptions to these general policies include changes in the price limits on the part of the portfolio manager and situations where the size of a combined order appears to be unobtainable in relation to current trading activity.


Allocation of private placement securities begins with a determination of which accounts are permitted to participate based upon regulatory constraints and account guidelines and restrictions, including liquidity considerations. Thereafter, the principles of the general allocation policy applies to all eligible accounts for which portfolio managers express an interest.


When there are news events or a sense of urgency to trade, in the interest of fairness and to provide an opportunity for best execution of the entire order, Wellington Management's Trading Desk will make every effort to contact all appropriate managers. Incoming orders are placed on an equal time basis in calculating the pro rata allocations and the average price, provided that the time lapses between contact and order receipt appear reasonable in relation to the decision-making process on the part of the portfolio managers involved.


Direct trading between accounts is carried out under the provisions of S.E.C. Rule 17(a)-7, which stipulates that the price be equal to the last independent trade on a registered stock exchange or recognized market, and also that the transaction is consistent with the policy of each account involved. Also, no brokerage commission or other remuneration is to be paid in connection with the transaction, except the customary transfer fees.


If the security is traded over-the-counter, the same procedures will apply except that the price will be determined by the mean between the highest recorded bid and the lowest recorded offering.


Partners MidCap Growth
--------------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the


116    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754
directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

Partners LargeCap Blend and Partners LargeCap Growth I
----------------------------------------------------------
T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).

Partners LargeCap Growth II and Partners LargeCap Value II
--------------------------------------------------------------
American Century Investments has a written policy for the aggregation of portfolio transactions in order to minimize the risk that any portfolio could be systematically advantaged or disadvantaged in connection with such aggregation and to ensure that all clients are treated fairly in the aggregation and allocation of portfolio transactions. IPO allocations are calculated on a pro rata basis by client order size, set by the indication of the largest portfolio by asset size. The policy contemplates that IPO allocations may be subject to adjustment for round lot size, minimum order size, suitability or fundamental restrictions. In any case, American Century's trading desk seeks to achieve the same net price and an equitable allocation for all participating portfolios.

Partners LargeCap Value
-----------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   117
www.principal.com
accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Partners LargeCap Growth
----------------------------


ALLOCATION - IPOS AND OTHER LIMITED OPPORTUNITY SECURITIES . Two important characteristics:
.. Because of the particularly limited nature of such offerings, each investment area / trading desk must be particularly diligent to ensure that these opportunities are allocated equitably among accounts eligible to participate. While account-specific trading is permitted for normal securities, it is generally expected that a trading desk will give consideration to all of its eligible accounts when it allocates an IPO or other limited opportunity.
.. If more than one GMO trading desk will participate in the opportunity, the trade must be allocated and executed on a coordinated basis.


PRINCIPLES OF LIMITED OPPORTUNITY ALLOCATIONS . GMO recognizes that each of the trading desks maintains its own relationships with brokers, dealers and other market participants, and that firms that have contacts with more than one of GMO's trading desks may view the groups as one or independently. GMO requires that trading desks deal honestly with their trading partners, making clear when statements or policies are specific to the desk or are meant to apply to GMO generally.


118    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

GMO recognizes that its trading desks sometimes participate in IPOs and other limited opportunities with different holding period strategies. GMO believes that both short and long holding period strategies can be legitimately pursued. GMO must promote a responsible and credible reputation in the investment community by providing only accurate and non-misleading information. In particular, if a trading desk provides information as to holding intention to the underwriter of a stock, the desk should be careful to speak only for itself if other areas of GMO may participate on a different basis.



ALLOCATION STANDARDS .


 1) Each Investment Area is responsible for determining which of its accounts are appropriate for participation in IPOs and other limited opportunities.


 2) Trading Desks are responsible for discovery and process management of their own IPOs and other limited opportunities. Only trading desks that have independently identified and selected an IPO or other opportunity may participate. Trading desks generally shall not participate in such opportunities because of the research or recommendation of another investment area of the firm.

 3) Participation in the IPO or other opportunity must be consistent with the guidelines and other compliance limitations applicable to the account, and the strategy must otherwise be consistent with the account's investment objective and strategy.

 4) Each trading desk must determine an intended allocation among its own eligible accounts.

 5) Before submitting a subscription, a trading desk must determine if other trading desks are independently interested in participating. A reasonable time (considering the circumstances) should be allowed for other trading desks to determine target subscription amounts for each of that desk's accounts that will participate.

 6) All accounts identified for participation shall be included in a consolidated subscription across trading desks. The intended allocation shall be pro-rata to each account's target.

 7) Deviations from the consolidated subscription approach will be permitted only after consultation with Compliance.

Preferred Securities
------------------------
If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor at the same time, Spectrum may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which the Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases and sales of the same securities are to be made for two or more Funds or other accounts managed by the Sub-Advisor, the Sub-Advisor will frequently allocate the purchases and sales on a pro-rata basis, or may allocate the trades to individual accounts to address diversification issues raised by individual account guidelines and/or cashflows. The Sub-Advisor's allocation policies are designed such that no account will be favored over another account, Fund, or portfolio.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   119
www.principal.com

The Sub-Advisor expects aggregation or "bunching" of orders, on average, to slightly reduce the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Sub-Advisor does not purchase IPO's as part of its Preferred Stock strategy, and therefore will not purchase IPO's for the Fund or for any other account for which the Sub-Advisor manages a Preferred Stock strategy.


Partners LargeCap Value I and Partners SmallCap Growth II
---------------------------------------------------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Fund and others whenever concurrent decisions are made to purchase or sell securities by the Fund and another. Allocations between the Fund and others are pro rated based on account size, relative to the outstanding order book for a given stock as of 3:00 pm Central time each day. In some cases, this procedure could have an adverse effect on the Fund. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

Partners SmallCap Value
---------------------------
Frequently, Ark Asset enters into "block" trades on behalf of its client accounts. Ark Asset's client accounts include separately managed accounts, pooled investment vehicles including Limited Liability Companies and Investment Companies for which Ark Asset acts as investment manager, and accounts of pension plans covering employees of Ark Asset. Ark Asset enters into such trades as part of its general trading policy designed to ensure that none of the its client accounts are favored over any other client account and to facilitate best execution.

Specifically, each client account (including the Fund) that participates in a block trade will participate at the average share price for all of Ark Asset's transactions in that security on that business day, entered into on behalf of the same group of client accounts. Securities purchased or sold in such a block trade are allocated to the relevant client accounts pro-rata, based on each client account's market value, subject to any specific restrictions imposed by Ark Asset's clients. However, Ark Asset normally excludes the accounts of pension plans covering employees of Ark Asset from block trades and trades on behalf of such pension plans subsequent to the completion of such block trades.


Ark Asset does not purchase IPOs as part of its SmallCap Value Strategy and therefore will not purchase IPOs on behalf of the Partners SmallCap Value Fund or any other of its client accounts which are invested in its SmallCap Value Strategy.


Ark Asset does not trade on behalf of any client accounts with broker-dealer affiliates.


If the purchase or sale of securities consistent with the investment objectives of the Funds or one or more of the other clients for which American Century, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
The Institutional Class shares offered by the Funds can be purchased only by:
.. the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts;
.. any Fund distributed by Princor, if the Fund seeks to achieve its investment objective by investing primarily in shares of Funds distributed by Princor (a "fund-of-funds");
.. the State of Iowa Section 529 College Savings Plan Trust; and
.. clients of Principal Global Investors, LLC;and
.. wrap programs sponsored by Princor;
.. certain pension plans; and
.. certain institutional clients that have been approved by Principal Life
  Insurance Company for purposes of providing plan record keeping.


120    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

Shares of the Advisors Select, Advisors Signature, Advisors Preferred, Select, and Preferred classes of the currently offered Funds can be purchased only by certain employer sponsored retirement plans.

Class J shares are offered only to individuals (and his/her spouse) who:
.. receive lump sum distributions from terminating retirement or employee welfare benefit plans or contracts sponsored by Principal Life;
.. are customers of Principal Connection or the small business direct sales team; .. are purchasing shares through the Principal Income IRA;
.. are purchasing shares in conjunction with payroll deduction plans.

Class J shares of the MidCap Value, Preferred Securities and SmallCap Value Funds are available through Principal Passage, a fee-based brokerage account.


The Advisors Select, Advisors Signature, Advisors Preferred, Select and Preferred classes are currently available through registered representatives of Princor, registered representatives of certain broker/dealers selected by Princor or financial planners.


Class A Shares - An investor who purchases less than $1 million of Class A shares (except Class A shares of the Money Market Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of 0.75% (0.25% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC that are exchanged into another Fund will continue to be subject to the CDSC until the original 18-month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Princor 401(a) or Princor 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap S&P 500 Index and High Quality Short-Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."


Class B Shares - Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% if redeemed within six years. Class B shares purchased under certain sponsored plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares convert automatically into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro-rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   121
www.principal.com

Which arrangement between Class A and Class B shares is better for an investor?
-------------------------------------------------------------------------------
The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $100,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased.

Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the net asset value ("NAV") per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by an authorized agent of a Fund. In order to receive a day's price, an order must be received by the close of the regular trading session of the NYSE as described below in "Offering Price."


Princor may, from time-to-time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers support of, and participation in, Princor's marketing programs and the extent of a dealer's marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor's resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.


SALES OF SHARES

Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


 Certain designated organizations are authorized to receive sell orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


122    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

OFFERING PRICE

For all Funds except the Capital Preservation Fund and Money Market Fund
----------------------------------------------------------------------------


As stated in the Prospectuses, the NAV of each Class of the Funds (except the Capital Preservation Fund and Money
Market Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of sharesfor each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class,by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Classper share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.


PRICING OF FUND SHARES

The Fund's shares are bought and sold at the current share price. The share price of each class of the Fund is calculated each day the New York Stock Exchange ("NYSE") is open. The share price is determined at the close of business of the Exchange (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.

The share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   123
www.principal.com

NOTES:

.. If current market values are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors.

.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Capital Preservation Fund and Money Market Fund
-----------------------------------------------
The share price of each Class of shares of the Capital Preservation Fund and Money Market Fund is determined at the same time and on the same days as the Funds described above. The share price is computed by dividing the total value of each Fund's securities and other assets, less liabilities, by the number of each Fund's shares outstanding.

All securities held by the Capital Preservation Fund and Money Market Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, each Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Capital Preservation Fund and Money Market Fund requires each Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, each Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Capital Preservation Fund and Money Market Fund designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Sub-Advisor to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


TAXATION OF THE FUNDS


It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


124    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

All income dividends and capital gains distributions, if any, on a Fund's Advisors Select, Advisors Preferred, Advisors Signature, Select, Preferred and Institutional class shares are reinvested automatically in additional shares of the same class of the same Fund. Dividends and capital gains distributions, if any, on a Fund's Class A, Class B and Class J shares are reinvested automatically in additional shares of the same Class of shares of the same Fund unless the shareholder elects Dividend Relay to uses the distributions to purchase shares of the same Class of another Fund's shares. The reinvestment and/or Dividend Relay purchase will be made at the NAV determined on the first business day following the record date.


Certain Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.


Some foreign securities purchased by the Funds may be subject to foreign taxes that could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each affected Fund that will reduce its investment company taxable income.


CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE CAPITAL PRESERVATION FUND AND MONEY MARKET FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Fund or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Capital Preservation and Money Market Fund Yields
-------------------------------------------------

Each of the Money Market Fund and the Capital Preservation Fund may advertise its yield and effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, a Fund's net investment income per share for yield purposes may

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   125
www.principal.com
be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio. As of October 31, 2004, the Capital Preservation Fund and Money Market
Fund's yield was as follows:

                                         YIELD AS OF OCTOBER 31, 2004
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Capital Preservation    0.66%      0.84%      1.15%    1.03%       1.41%       0.84%
 Money Market            0.69%      0.87%      1.18%    1.06%       1.44%       0.49%



Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2004, the Capital Preservation
Fund and Money Market Fund's effective yield was:

                                    EFFECTIVE YIELD AS OF OCTOBER 31, 2004
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Capital Preservation    0.66%      0.84%      1.16%    1.04%       1.42%       0.85%
 Money Market            0.70%      0.88%      1.19%    1.07%       1.45%       0.50%



The yield quoted at any time for the Capital Preservation Fund or the Money Market Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for each of the Capital Preservation Fund and the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Capital Preservation Fund or the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by each Fund.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periods that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.


NOTE: As Advisors Signature, Class A and Class B shares had not started operations prior to the end of the fiscal period (October 31, 2004), these Classes are not included in the tables below.


126    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

The average annual total return for the periods ending October 31, 2004 for the Advisors Select Class shares are as follows:

                                                    EFFECTIVE                         SINCE
 FUND                                                 DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                               ---------      ------  ------   ---------
 Bond & Mortgage Securities                     December 6, 2000    5.09%              5.95%
 Capital Preservation                           June 15, 2001       1.90               2.78
 Disciplined LargeCap Blend                     December 30, 2002   9.37              16.23
 Diversified International                      December 6, 2000   16.23              -2.23
 Government Securities                          December 6, 2000    3.71               4.80
 High Quality Intermediate-Term Bond            December 6, 2000    4.50               5.98
 High Quality Long-Term Bond                    December 6, 2000    5.44               6.44
 High Quality Short-Term Bond                   December 6, 2000    1.20               4.38
 International Emerging Markets                 December 6, 2000   16.65              10.41
 International Growth                           December 6, 2000   20.61              -0.47
 LargeCap Growth                                December 6, 2000    3.40             -11.54
 LargeCap S&P 500 Index                         December 6, 2000    8.26              -3.89
 LargeCap Value                                 December 6, 2000    9.26               1.55
 MidCap Blend                                   December 6, 2000   14.39               6.57
 MidCap Growth                                  December 6, 2000    2.43             -13.88
 MidCap S&P 400 Index                           December 6, 2000    9.82               4.82
 MidCap Value                                   December 6, 2000   10.20               7.49
 Money Market                                   December 6, 2000    0.13               1.17
 Partners International                         June 1, 2004                           5.03
 Partners LargeCap Blend                        December 6, 2000    7.99              -0.54
 Partners LargeCap Blend I                      December 6, 2000    8.58              -6.06
 Partners LargeCap Growth                       December 30, 2002  -2.18               8.88
 Partners LargeCap Growth I                     December 6, 2000    3.50              -8.61
 Partners LargeCap Growth II                    December 6, 2000    5.60              -8.15
 Partners LargeCap Value                        December 6, 2000   11.73               5.88
 Partners LargeCap Value I                      June 1, 2004                           5.00
 Partners MidCap Growth                         December 6, 2000    2.60              -9.23
 Partners MidCap Growth I                       June 1, 2004                          -0.88
 Partners MidCap Value                          December 6, 2000   16.31               8.33
 Partners MidCap Value I                        June 1, 2004                           7.93
 Partners SmallCap Blend                        December 30, 2002  15.59              27.64
 Partners SmallCap Growth I                     December 6, 2000    8.76              -5.88
 Partners SmallCap Growth II                    December 6, 2000    2.41              -7.47
 Partners SmallCap Growth III                   June 1, 2004                          -4.10
 Partners SmallCap Value                        March 1, 2001      12.99              11.60
 Partners SmallCap Value I                      December 30, 2002  18.52              31.20
 Partners SmallCap Value II                     June 1, 2004                           3.20
 Preferred Securities                           June 1, 2004                           4.63
 Principal LifeTime 2010                        March 1, 2001      10.10               4.75
 Principal LifeTime 2020                        March 1, 2001      10.06               4.40
 Principal LifeTime 2030                        March 1, 2001      10.16               3.51
 Principal LifeTime 2040                        March 1, 2001      10.05               3.43
 Principal LifeTime 2050                        March 1, 2001       9.99               1.99
 Principal Lifetime Strategic Income            March 1, 2001      10.23               5.15
 Real Estate Securities                         December 6, 2000   30.21              18.91
 SmallCap Blend                                 December 6, 2000    8.24               8.38
 SmallCap Growth                                December 6, 2000    3.29              -3.37
 SmallCap S&P 600 Index                         December 6, 2000   15.48               9.77
 SmallCap Value                                 December 6, 2000   12.96              14.86


The average annual total return for the periods ending October 31, 2004 for the Advisors Preferred Class shares are as follows:

                                                       EFECTIVE                          SINCE
 FUND                                                    DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                                  --------       ------  ------   ---------
 Bond & Mortgage Securities                        December 6, 2000    5.17%              6.18%
 Capital Preservation                              June 15, 2001       2.08               2.96
 Disciplined LargeCap Blend                        December 30, 2002   9.55              16.44
 Diversified International                         December 6, 2000   16.59              -1.99
 Government Securities                             December 6, 2000    3.89               4.98
 High Quality Intermediate-Term Bond               December 6, 2000    4.68               6.18
 High Quality Long-Term Bond                       December 6, 2000    5.53               6.60
 High Quality Short-Term Bond                      December 6, 2000    1.87               4.76
 International Emerging Markets                    December 6, 2000   16.80              10.58
 International Growth                              December 6, 2000   20.81               0.62
 LargeCap Growth                                   December 6, 2000    3.59             -10.62
 LargeCap S&P 500 Index                            December 6, 2000    8.58              -3.73
 LargeCap Value                                    December 6, 2000    9.71               1.64
 MidCap Blend                                      December 6, 2000   14.83               6.82
 MidCap Growth                                     December 6, 2000    2.60             -13.70
 MidCap S&P 400 Index                              December 6, 2000   10.09               5.01
 MidCap Value                                      December 6, 2000   10.35               7.56
 Money Market                                      December 6, 2000    0.28               1.34
 Partners International                            June 1, 2004                           5.13
 Partners LargeCap Blend                           December 6, 2000    8.27              -0.38
 Partners LargeCap Blend I                         December 6, 2000    8.89              -5.88
 Partners LargeCap Growth                          December 30, 2002  -2.09               9.03
 Partners LargeCap Growth I                        December 6, 2000    3.72              -8.09
 Partners LargeCap Growth II                       December 6, 2000    5.57              -8.02
 Partners LargeCap Value                           December 6, 2000   11.95               6.66
 Partners LargeCap Value I                         June 1, 2004                           5.10
 Partners MidCap Growth                            December 6, 2000    2.82              -8.73
 Partners MidCap Growth I                          June 1, 2004                          -0.78
 Partners MidCap Value                             December 6, 2000   16.53               8.87
 Partners MidCap Value I                           June 1, 2004                           7.93
 Partners SmallCap Blend                           December 30, 2002  15.88              27.91
 Partners SmallCap Growth I                        December 6, 2000    8.86              -5.72
 Partners SmallCap Growth II                       December 6, 2000    2.50              -7.11
 Partners SmallCap Growth III                      June 1, 2004                          -4.10
 Partners SmallCap Value                           March 1, 2001      13.22              11.84
 Partners SmallCap Value I                         Decemer 30, 2002   18.63              31.42
 Partners SmallCap Value II                        June 1, 2004                           3.30
 Preferred Securities                              June 1, 2004                           4.72
 Principal LifeTime 2010                           March 1, 2001      10.29               4.93
 Principal LifeTime 2020                           March 1, 2001      10.24               4.61
 Principal LifeTime 2030                           March 1, 2001      10.33               3.74
 Principal LifeTime 2040                           March 1, 2001      10.25               3.58
 Principal LifeTime 2050                           March 1, 2001      10.17               2.16
 Principal Lifetime Strategic Income               March 1, 2001      10.24               5.28
 Real Estate Securities                            December 6, 2000   30.40              19.31
 SmallCap Blend                                    December 6, 2000    8.53               8.56
 SmallCap Growth                                   December 6, 2000    3.54              -3.22
 SmallCap S&P 600 Index                            December 6, 2000   15.75               9.92
 SmallCap Value                                    December 6, 2000   13.20              15.06


Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   127
www.principal.com

The average annual total return for the periods ending October 31, 2004 for the Select Class shares are as follows:

                                           EFFECTIVE                         SINCE
 FUND                                        DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                      ---------      ------  ------   ---------
 Bond & Mortgage Securities            December 6, 2000    5.39%              6.68%
 Capital Preservation                  June 15, 2001       2.27               3.14
 Disciplined LargeCap Blend            December 30, 2002   9.83              16.65
 Diversified International             December 6, 2000   17.14              -1.48
 Government Securities                 December 6, 2000    4.08               5.22
 High Quality Intermediate-Term Bond   December 6, 2000    4.88               6.38
 High Quality Long-Term Bond           December 6, 2000    5.73               6.82
 High Quality Short-Term Bond          December 6, 2000    1.69               4.61
 International Emerging Markets        December 6, 2000   17.11              10.82
 International Growth                  December 6, 2000   21.26              -0.05
 LargeCap Growth                       December 6, 2000    3.64             -10.87
 LargeCap S&P 500 Index                December 6, 2000    8.77              -3.54
 LargeCap Value                        December 6, 2000    9.58               1.76
 MidCap Blend                          December 6, 2000   16.07               7.26
 MidCap Growth                         December 6, 2000    2.77             -13.56
 MidCap S&P 400 Index                  December 6, 2000   10.29               5.18
 MidCap Value                          December 6, 2000   10.54               7.52
 Money Market                          December 6, 2000    0.46               1.53
 Partners International                June 1, 2004                           5.22
 Partners LargeCap Blend               December 6, 2000    8.43              -0.14
 Partners LargeCap Blend I             December 6, 2000    8.94              -5.74
 Partners LargeCap Growth              December 30, 2002  -1.83               9.28
 Partners LargeCap Growth I            December 6, 2000    3.90              -8.28
 Partners LargeCap Growth II           December 6, 2000    5.82              -7.84
 Partners LargeCap Value               December 6, 2000   12.17               6.23
 Partners LargeCap Value I             June 1, 2004                           5.20
 Partners MidCap Growth                December 6, 2000    3.12              -8.88
 Partners MidCap Growth I              June 1, 2004                          -0.68
 Partners MidCap Value                 December 6, 2000   16.72               8.73
 Partners MidCap Value I               June 1, 2004                           8.03
 Partners SmallCap Blend               December 30, 2002  16.09              28.14
 Partners SmallCap Growth I            December 6, 2000    9.09              -5.53
 Partners SmallCap Growth II           December 6, 2000    2.89              -7.02
 Partners SmallCap Growth III          June 1, 2004                          -4.00
 Partners SmallCap Value               March 1, 2001      13.39              12.03
 Partners SmallCap Value I             December 30, 2002  19.02              31.76
 Partners SmallCap Value II            June 1, 2004                           3.40
 Preferred Securities                  June 1, 2004                           4.81
 Principal LifeTime 2010               March 1, 2001      10.49               5.11
 Principal LifeTime 2020               March 1, 2001      10.35               4.77
 Principal LifeTime 2030               March 1, 2001      10.55               4.40
 Principal LifeTime 2040               March 1, 2001      10.35               3.74
 Principal LifeTime 2050               March 1, 2001      10.37               2.35
 Principal LifeTime Strategic Income   March 1, 2001      10.44               5.46
 Real Estate Securities                December 6, 2000   30.75              19.34
 SmallCap Blend                        December 6, 2000    8.66               8.66
 SmallCap Growth                       December 6, 2000    4.04              -3.00
 SmallCap S&P 600 Index                December 6, 2000   15.94              10.10
 SmallCap Value                        December 6, 2000   13.39              15.26



128    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

The average annual total return for the periods ending October 31, 2004 for the Preferred Class shares are as follows:

                                              EFFECTIVE                         SINCE
 FUND                                           DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                         ---------      ------  ------   ---------
 Bond & Mortgage Securities               December 6, 2000    5.48%              6.52%
 Capital Preservation                     June 15, 2001       2.40               3.28
 Disciplined LargeCap Blend               December 30, 2002   9.94              16.82
 Diversified International                December 6, 2000   16.93              -1.65
 Government Securities                    December 6, 2000    4.11               5.34
 High Quality Intermediate-Term Bond      December 6, 2000    4.99               6.54
 High Quality Long-Term Bond              December 6, 2000    5.96               6.90
 High Quality Short-Term Bond             December 6, 2000    1.80               4.92
 International Emerging Markets           December 6, 2000   17.14              10.88
 International Growth                     December 6, 2000   21.21               0.06
 LargeCap Growth                          December 6, 2000    3.87             -11.20
 LargeCap S&P 500 Index                   December 6, 2000    8.72              -3.37
 LargeCap Value                           December 6, 2000    9.78               1.98
 MidCap Blend                             December 6, 2000   14.95               7.11
 MidCap Growth                            December 6, 2000    2.95             -13.44
 MidCap S&P 400 Index                     December 6, 2000   10.39               5.31
 MidCap Value                             December 6, 2000   10.72               7.74
 Money Market                             December 6, 2000    0.59               1.66
 Partners International                   June 1, 2004                           5.22
 Partners LargeCap Blend                  December 6, 2000    8.47              -0.12
 Partners LargeCap Blend I                December 6, 2000    9.21              -5.59
 Partners LargeCap Growth                 December 30, 2002  -1.75               9.39
 Partners LargeCap Growth I               December 6, 2000    4.18              -8.11
 Partners LargeCap Growth II              December 6, 2000    5.79              -7.75
 Partners LargeCap Value                  December 6, 2000   12.26               6.38
 Partners LargeCap Value I                June 1, 2004                           5.20
 Partners MidCap Growth                   December 6, 2000    3.23              -8.70
 Partners MidCap Growth I                 June 1, 2004                          -0.68
 Partners MidCap Value                    December 6, 2000   16.93               8.86
 Partners MidCap Value I                  June 1, 2004                           8.12
 Partners SmallCap Blend                  December 30, 2002  16.23              28.28
 Partners SmallCap Growth I               December 6, 2000    9.31              -5.31
 Partners SmallCap Growth II              December 6, 2000    2.87              -6.87
 Partners SmallCap Growth III             June 1, 2004                          -3.90
 Partners SmallCap Value                  March 1, 2001      13.56              12.21
 Partners SmallCap Value I                December 30, 2002  19.14              31.89
 Partners SmallCap Value II               June 1, 2004                           3.40
 Preferred Securities                     June 1, 2004                           4.81
 Principal LifeTime 2010                  March 1, 2001      10.61               5.24
 Principal LifeTime 2020                  March 1, 2001      10.58               4.90
 Principal LifeTime 2030                  March 1, 2001      10.78               4.02
 Principal LifeTime 2040                  March 1, 2001      10.46               3.90
 Principal LifeTime 2050                  March 1, 2001      10.49               2.48
 Principal Lifetime Strategic Income      March 1, 2001      10.64               5.64
 Real Estate Securities                   December 6, 2000   30.82              19.45
 SmallCap Blend                           December 6, 2000    8.84               8.90
 SmallCap Growth                          December 6, 2000    3.90              -2.97
 SmallCap S&P 600 Index                   December 6, 2000   16.03              10.22
 SmallCap Value                           December 6, 2000   13.51              15.40


Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   129
www.principal.com

The average annual total return for the periods ending October 31, 2004 for the Institutional Class shares are as follows:

                                                  EFFECTIVE                         SINCE
 FUND                                               DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                               ----         ------  ------   ---------
 Bond & Mortgage Securities                   March 1, 2001       5.74%             6.02%
 Capital Preservation                         June 15, 2001       2.66              3.54
 Disciplined LargeCap Blend                   December 30, 2002  10.22             17.09
 Diversified International                    March 1, 2001      17.24              0.15
 Government Securities                        March 1, 2001       4.47              5.10
 High Quality Intermediate-Term Bond          March 1, 2001       5.23              6.21
 High Quality Long-Term Bond                  March 1, 2001       6.19              6.82
 High Quality Short-Term Bond                 March 1, 2001       2.06              4.53
 International Emerging Markets               March 1, 2001      17.46             11.93
 International Growth                         December 6, 2000   21.54              0.32
 LargeCap Growth                              March 1, 2001       4.05             -6.08
 LargeCap S&P 500 Index                       March 1, 2001       9.10             -1.23
 LargeCap Value                               March 1, 2001       9.97              2.37
 MidCap Blend                                 March 1, 2001      15.89              8.19
 MidCap Growth                                March 1, 2001       3.07             -9.83
 MidCap S&P 400 Index                         March 1, 2001      10.74              6.25
 MidCap Value                                 March 1, 2001      10.98              7.62
 Money Market                                 March 1, 2001       0.85              1.66
 Partners International                       December 29, 2003                     8.90
 Partners LargeCap Blend                      December 6, 2000    8.84              0.15
 Partners LargeCap Blend I                    March 1, 2001       9.42             -2.94
 Partners LargeCap Growth                     December 30, 2002  -1.50              9.69
 Partners LargeCap Growth I                   December 6, 2000    4.28             -7.91
 Partners LargeCap Growth II                  December 6, 2000    6.30             -7.47
 Partners LargeCap Value                      December 6, 2000   12.56              6.57
 Partners LargeCap Value I                    June 1, 2004                          5.30
 Partners MidCap Growth                       March 1, 2001       3.47             -2.93
 Partners MidCap Growth I                     December 29, 2003                     1.80
 Partners MidCap Value                        December 6, 2000   17.15              9.12
 Partners MidCap Value I                      December 29, 2003                    14.60
 Partners SmallCap Blend                      December 30, 2002  16.50             28.60
 Partners SmallCap Growth I                   December 6, 2000    9.58             -5.22
 Partners SmallCap Growth II                  December 6, 2000    3.11             -6.67
 Partners SmallCap Growth III                 June 1, 2004                         -3.80
 Partners SmallCap Value                      March 1, 2001      13.79             12.43
 Partners SmallCap Value I                    December 30, 2002  19.39             32.24
 Partners SmallCap Value II                   June 1, 2004                          3.50
 Preferred Securities                         May 1, 2002         5.32              7.26
 Principal LifeTime 2010                      March 1, 2001      10.97              5.54
 Principal LifeTime 2020                      March 1, 2001      10.85              5.17
 Principal LifeTime 2030                      March 1, 2001      10.98              4.29
 Principal LifeTime 2040                      March 1, 2001      10.84              4.17
 Principal LifeTime 2050                      March 1, 2001      10.77              2.69
 Principal Lifetime Strategic Income          March 1, 2001      10.92              5.89
 Real Estate Securities                       March 1, 2001      31.21             21.23
 SmallCap Blend                               March 1, 2001       9.09              9.38
 SmallCap Growth                              March 1, 2001       4.14             -2.63
 SmallCap S&P 600 Index                       March 1, 2001      16.41              9.77
 SmallCap Value                               March 1, 2001      13.86             15.01



130    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

The average annual total return (net of CDSC) for the periods ending October 31, 2004 for the Class J Shares are as follows:

                                                   EFFECTIVE                         SINCE
 FUND                                                DATE         1-YEAR  5-YEAR   INCEPTION
 ----                                              ---------      ------  ------   ---------
 Bond & Mortgage Securities                    March 1, 2001       3.94%              5.16%
 Capital Preservation                          June 15, 2001       0.90               2.61
 Diversified International                     March 1, 2001      15.17              -0.77
 Government Securities                         March 1, 2001       2.59               4.20
 High Quality Intermediate-Term Bond           March 1, 2001       3.42               5.14
 High Quality Long-Term Bond                   March 1, 2001       4.31               5.63
 High Quality Short-Term Bond                  March 1, 2001       0.28               3.60
 International Emerging Markets                March 1, 2001      15.26              10.77
 International Growth                          March 1, 2001      19.30               1.89
 LargeCap Growth                               March 1, 2001       1.97              -6.98
 LargeCap S&P 500 Index                        March 1, 2001       7.19              -2.13
 LargeCap Value                                March 1, 2001       8.07               1.42
 MidCap Blend                                  March 1, 2001      13.32               7.07
 MidCap Growth                                 March 1, 2001       1.17             -10.76
 MidCap S&P 400 Index                          March 1, 2001       8.72               5.18
 MidCap Value                                  March 1, 2001       9.15               6.63
 Money Market                                  March 1, 2001      -0.92               0.80
 Partners LargeCap Blend                       March 1, 2001       6.95              -0.48
 Partners LargeCap Blend I                     March 1, 2001       7.45              -3.85
 Partners LargeCap Growth                      December 30, 2002  -3.32               8.68
 Partners LargeCap Growth I                    March 1, 2001       2.13              -5.79
 Partners LargeCap Growth II                   March 1, 2001       4.43              -3.56
 Partners LargeCap Value                       March 1, 2001      10.56               4.56
 Partners MidCap Growth                        March 1, 2001       1.42              -3.83
 Partners MidCap Value                         March 1, 2001      15.06               8.30
 Partners SmallCap Growth I                    March 1, 2001       7.59              -3.17
 Partners SmallCap Growth II                   March 1, 2001       0.94              -0.76
 Partners SmallCap Value                       March 1, 2001      11.73              11.41
 Principal LifeTime 2010                       June 15, 2001       9.21               4.97
 Principal LifeTime 2020                       June 15, 2001       9.10               4.69
 Principal LifeTime 2030                       June 15, 2001       9.18               3.73
 Principal LifeTime 2040                       June 15, 2001       8.86               3.50
 Principal LifeTime 2050                       June 15, 2001       8.10               1.84
 Principal Lifetime Strategic Income           June 15, 2001       9.04               5.17
 Preferred Securities                          December 29, 2003                      0.90
 Real Estate Securities                        March 1, 2001      29.09              20.01
 SmallCap Blend                                March 1, 2001       7.26               8.41
 SmallCap Growth                               March 1, 2001       2.16              -3.56
 SmallCap S&P 600 Index                        March 1, 2001      14.31               8.69
 SmallCap Value                                March 1, 2001      11.80              13.93


This table shows the yield as of October 31, 2004 for the following Funds:

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   131
www.principal.com

                                         YIELD AS OF OCTOBER 31, 2004
                        --------------------------------------------------------------
                        ADVISORS  ADVISORS
                         SELECT   PREFERRED  PREFERRED  SELECT  INSTITUTIONAL
 FUND                    CLASS      CLASS      CLASS    CLASS       CLASS      CLASS J
 ----                    -----      -----      -----    -----       -----      -------
 Bond & Mortgage
 Securities              2.57%      2.75%      3.06%    2.95%       3.32%       2.63%
 Government Securities   2.79       2.96       3.27     3.15        3.52        3.06
 High Quality
 Intermediate-Term
 Bond                    2.47       2.64       2.96     2.85        3.20        2.92
 High Quality
 Long-Term Bond          3.21       3.39       3.72     3.58        3.96        3.71
 High Quality
 Short-Term Bond         2.05       2.23       2.54     2.41        2.77        2.22



GENERAL INFORMATION


MIDCAP S&P 400 INDEX FUND, LARGECAP S&P 500 INDEX FUND AND SMALLCAP S&P 600 INDEX FUND ONLY
The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index, S&P MidCap 400 Index or S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Funds. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR S&P SMALLCAP 600 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


PROTECTION OF NON-PUBLIC INFORMATION
------------------------------------

A mutual fund and its investment adviser may disclose information regarding the Fund's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging nonpublic portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

The Fund files a schedule of portfolio investments with the SEC on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters, and in connection with the N-CSR filing after the close of its second and fourth fiscal quarters. The portfolio information included in these filings is as of the last business day of the respective fiscal quarter. The information is public information upon filing with the SEC. It is the Fund's policy to disclose only public information regarding portfolio holdings, except as described below.


POLICY. The Fund and the Manager have adopted a policy of disclosing portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information and to refrain from using such information to engage in securities transactions:

 1) Daily to the Fund's portfolio pricing services to obtain prices for portfolio securities;


 2) Upon proper request to government regulatory agencies or to self regulatory organizations;

 3) As needed to Ernst & Young, the independent registered public accounting firm, in connection with the performance of the services provided by Ernst & Young to the Fund;

 4) To the Fund adviser's or sub-adviser's proxy service provider to facilitate voting of proxies;

 5) To the Fund's custodians in connection with the services provided by the custodian to the Fund; and

 6) To such other third parties as the Fund's CCO, the Manager's CCO or legal counsel for the Fund or the Manager agrees in writing to provide such information in connection with the performance of a legitimate business purpose and for which such third party agrees to maintain the confidentiality of the information prior to the information being disclosed. The Fund's or Manager's CCO or the Fund's or Manager's legal counsel must reasonably determine that disclosure to such other third party is in the best interests of the Fund's shareholders. If a conflict of interest is identified in connection with disclosure to any such third party, the Fund's CCO must approve such disclosure, in writing before it occurs.

The Fund's nonpublic portfolio holdings information policy applies without variation to individual investors, institutional investors, intermediaries that distribute the Fund's shares, third party service providers, rating and ranking organizations, and affiliated persons of the Fund. Neither the Fund nor the Manager nor any other party recive compensation in connection with the disclosure of Fund portfolio information. The Fund's CCO will periodically, but no less frequently annually, review the Fund's portfolio holdings disclosure policy and recommend changes the CCO believes are appropriate, if any, to the Fund's Board of Directors. In addition, the Fund's Board of Directors must approve any change in the Fund's portfolio holdings disclosure policy that would expand the distribution of such information.


FINANCIAL STATEMENTS


The financial statements for the Fund, except the Equity Income, High Yield, Inflation Protection, Partners Equity
Growth, Partners LargeCap Value, Partners MidCap Growth II and Tax-Exempt Bond Funds (as each commenced operation after the fiscal year end), for the year ended October 31, 2004 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent registered public accounting firm, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.



DISCLOSURE REGARDING PORTFOLIO MANAGERS


The following information relates to the portfolio managers responsible for day-to-day portfolio management as of March 1, 2005. The information only pertains to Funds which were effective as of the end of the most recent fiscal year.

                          ALLIANCE CAPITAL MANAGEMENT
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


                  Principal Investor Funds - Small Cap Growth I
                              Name of Fund/Account
               US Small/SMID Cap Growth Team - Please see attached
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Alliance Capital Management LP
                                    Firm Name


For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)
                                                                        --------                  -----------

        >>       registered investment companies: .............            8                        $2,111
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            2                          $79
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            23                       $1,044
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)
                                                                        --------                  -----------

        >>       registered investment companies: .............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                           0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            1                         $180
                                                                 -----------------------    ------------------------

         The information set forth in the attached table is derived from our internal portfolio management assets under management recordkeeping system. We have presented this information in accordance with our understanding of the new SEC portfolio manager information disclosure rule. We believe this information is reasonably accurate but there may be variances due to differentials in account coding, structuring of these vehicles and account staffing.

         We are in the process of continuing to thoroughly reconcile this data and will provide revised information upon verification.

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

            Investment Professional Conflict of Interest Disclosure
            As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

     Employee Personal Trading and the Code of Business Conduct and Ethics
     ---------------------------------------------------------------------
     Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

            Managing Multiple Accounts for Multiple Clients
            The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

            Allocating Investment Opportunities
            In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

          Alliance's compensation program for investment professionals/1/ is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

--------
         /1/ Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


              Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus;
     (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

              An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

              Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Jennifer Bergenfeld                                 2/23/2005
-------------------------------------------            ------------------
 (Signature of person authorized
    to sign on behalf of the Sub-Advisor)                   (Date)


Jennifer Bergenfeld
-------------------------------------------------------------------------
                    (Printed Name of person signing)


Vice President & Counsel
-------------------------------------------------------------------------
                      (Title of person signing)


/s/Amy B. McCann
-------------------------------------------------------------------------
                  (INTERNAL USE:  REVIEWER'S SIGNATURE)

                            US Small/SMID Growth Team

Team Description:
The management of and investment decisions for the Fund's portfolio are made by the Adviser's US Small/SMID Cap Growth Investment Team, which is responsible for management of all of the Adviser's US Small/SMID Cap Growth accounts. The US Small/SMID Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of the Advisor's industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Bruce Aronow, Samantha Lau, Mark Attalienti and Kumar Kirpalani.

Mr. Aronow serves as team leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer and commercial sectors. Prior to joining Alliance Capital in 1999, Mr. Aronow was responsible for research and portfolio management for the small-cap consumer and auto/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994 as a small-cap analyst primarily focusing on auto/transportation, specialty-finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Company for five years. Mr. Aronow holds a BA with a concentration in philosophy and a minor in economics from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. Chartered Financial Analyst.
Location: New York.

Ms. Lau joined Alliance Capital in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector. Prior to joining Alliance, Ms. Lau was responsible for covering small-cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1997, Ms. Lau worked for three years as a healthcare securities analyst in the investment-research department of Goldman Sachs, where she had primary responsibility for the long-term care and physician practice management industries as well as coverage of several companies within the pharmaceutical industry. Ms. Lau has a BS, magna cum laude, in finance and accounting from the Wharton School of the University of Pennsylvania. Chartered Financial Analyst. Location: New York.

Mr. Attalienti joined Alliance Capital in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth healthcare sector. Prior to joining Alliance, Mr. Attalienti covered the healthcare industry, spanning all market caps and subsectors, at Chase Asset Management for five years. Previously, he worked as an assistant treasurer for Chase Vista Management Group, where he focused on product development. He began his career at Chase Manhattan Bank in 1989. Mr. Attalienti has a BA in international studies from Muhlenberg College. Location: New York.

Mr. Kirpalani joined Alliance Capital in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth financial and energy sectors. Prior to joining Alliance, Mr. Kirpalani was responsible for research and portfolio management for the small-cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1993, he was an equity analyst at Scudder, Stevens & Clark, with coverage of the auto, building material, natural-gas pipeline and oil-service industries. Mr. Kirpalani began his career in 1979 at Ameritrust Company, now part of Key Corporation. He later served as senior investment officer in the Trust department, a position he held until 1985. Mr. Kirpalani received a BTech in chemical engineering from the Indian Institute of Technology and an MBA from the University of Chicago. He is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. Chartered Financial Analyst. Location: New York.

                               ALLIANCEBERNSTEIN
                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE


            Principal Investor Funds - Partners Large Cap Value Fund
                              Name of Fund/Account
          US Value Equity Investment Policy Group - Please see attached
                            Name of Portfolio Manager
          (Please use one form per Portfolio Manager per Fund/Account)

                         Alliance Capital Management LP
                                    Firm Name

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

     o the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)

        >>       registered investment companies: .............            17                       $6,700
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................           196                       $7,735
                                                                 -----------------------    ------------------------

         For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                                                       NUMBER OF                     TOTAL
                                                                        ACCOUNTS                  ASSETS ($M)
                                                                        --------                  -----------

        >>       registered investment companies: .............            1                        $5,404
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other pooled investment vehicles:.............            0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
        >>       other accounts:...............................            4                         $753
                                                                 -----------------------    ------------------------

         The information set forth in the attached table is derived from our internal portfolio management assets under management recordkeeping system. We have presented this information in accordance with our understanding of the new SEC portfolio manager information disclosure rule. We believe this information is reasonably accurate but there may be variances due to differentials in account coding, structuring of these vehicles and account staffing.

         We are in the process of continuing to thoroughly reconcile this data and will provide revised information upon verification.

     A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

       Investment Professional Conflict of Interest Disclosure
              As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including funds (hereinafter "clients"), and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to maintain our fiduciary duty.

       Employee Personal Trading and the Code of Business Conduct and Ethics
       ---------------------------------------------------------------------
              Alliance has policies to avoid conflicts of interest when
       investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent such conflicts of interest.

       Managing Multiple Accounts for Multiple Clients
              The investment professional or investment professional teams for each fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

              Allocating Investment Opportunities
              In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

     For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

         Alliance's compensation program for investment professionals1 is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals/1/ primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.
--------
        / 1/ Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

              Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus;
     (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

              An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

              Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 -
     $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio
     Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

     None



/s/Jennifer Bergenfeld                                           2/23/2005
--------------------------------------------------            ------------------
(Signature of person authorized
   to sign on behalf of the Sub-Advisor)                          (Date)


Jennifer Bergenfeld
--------------------------------------------------------------------------------
                 (Printed Name of person signing)


Vice President & Counsel
--------------------------------------------------------------------------------
                 (Title of person signing)


/s/Amy B. McCann
--------------------------------------------------------------------------------
                (INTERNAL USE: REVIEWER'S SIGNATURE)

                     US Value Equity Investment Policy Group

Team Description:
The management of and investment decisions for the Fund's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Ms. Fedak has been CIO--US value equities and chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance's Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance in 2000. Previously, she had been a senior portfolio manager since joining the firm in 1984. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983. She earned a BA from Smith College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Mahedy was named Co-CIO--US Value equities in 2003. He continues to serve as director of research--US Value Equities, a position he has held since 2001.
Previously,   Mr.  Mahedy  was  a  senior   research   analyst  in   Bernstein's
institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services at Morgan Stanley for three years in the early 1990s. Mahedy began his career as a senior auditor with Peat Marwick Main. He earned a BS and an MBA from New York University. Certified Public Accountant. Location: New York.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein's Proxy Voting
Committee. Before joining Bernstein in 1994, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis from 1992 to 1993. Previously, he was at State Street Research and Management Co. in Boston from 1972 to 1992, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. Chartered Financial Analyst. Location: New York.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined the firm in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Prior to that, he spent 6 years as a consultant for Deloitte & Touche and the Boston Consulting Group. Mr. Marx earned an A.B. in economics from Harvard, and an M.B.A. from the Stanford Graduate School of Business. Location: New York.

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PARTNERS LARGECAP GROWTH FUND II
                                PRESCOTT LEGARD
                                AMERICAN CENTURY

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5     $8,038,537,497
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     5        152,021,055


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.


  Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

  For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.


  American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.


  Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.


  BASE SALARY
  Portfolio managers receive base pay in the form of a fixed annual salary.


  BONUS
  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


  With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II. The starting point for the custom peer group of its policy portfolio is the Lipper Large-Cap Growth category, and its market benchmark for compensation purposes is the Russell 1000 Growth Index.


  A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.


  A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.


  Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.


  RESTRICTED STOCK PLANS
  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).


  DEFERRED COMPENSATION PLANS
  Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. LeGard did not own any shares of the fund as of October 31, 2004, the fund's most recent fiscal year end. The fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.


  /s/Brian L. Brogan                                        January 10, 2005
  ------------------                                        ----------------

  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian L. Brogan
  ---------------
  Printed Name of person signing)


  Assistant General Counsel, American Century Investments
  -------------------------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PARTNERS LARGECAP GROWTH FUND II
                                  TIM REYNOLDS
                                AMERICAN CENTURY

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5     $8,038,537,497
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     5        152,021,055


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.


  Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.


  For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.


  American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.


  Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.


  BASE SALARY
  Portfolio managers receive base pay in the form of a fixed annual salary.

  BONUS
  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


  With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II. The starting point for the custom peer group of its policy portfolio is the Lipper Large-Cap Growth category, and its market benchmark for compensation purposes is the Russell 1000 Growth Index.


  A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.


  A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.


  Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.


  RESTRICTED STOCK PLANS
  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).


  DEFERRED COMPENSATION PLANS
  Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

  Mr. Reynolds did not own any shares of the fund as of October 31, 2004, the fund's most recent fiscal year end. The fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.


  /s/Brian L. Brogan                                        January 10, 2005
  ------------------                                        ----------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian L. Brogan
  ---------------
  Printed Name of person signing)


  Assistant General Counsel, American Century Investments
  -------------------------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                        PARTNERS LARGECAP GROWTH FUND II
                                 GARY WOODHAMS
                                AMERICAN CENTURY

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          5     $8,038,537,497
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     5        152,021,055


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.


  Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.


  For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.


  American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.


  Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.


  BASE SALARY
  Portfolio managers receive base pay in the form of a fixed annual salary.


  BONUS
  A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund's true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager's level of responsibility.


  With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio's performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for the Partners LargeCap Growth Fund II. The starting point for the custom peer group of its policy portfolio is the Lipper Large-Cap Growth category, and its market benchmark for compensation purposes is the Russell 1000 Growth Index.


  A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.


  A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.


  Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. ("ACC"), the adviser's privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the adviser's ability to pay.


  RESTRICTED STOCK PLANS
  Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).


  DEFERRED COMPENSATION PLANS
  Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. Woodhams did not own any shares of the fund as of October 31, 2004, the fund's most recent fiscal year end. The fund is a tracking portfolio for a similarly managed American Century policy portfolio. American Century has adopted a policy that, with limited exceptions, requires its portfolio managers to maintain investments in the policy portfolios they oversee.


  /s/Brian L. Brogan                                        January 10, 2005
  ------------------                                        ----------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian L. Brogan
  ---------------
  Printed Name of person signing)


  Assistant General Counsel, American Century Investments
  -------------------------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         ARK ASSET MANAGEMENT CO., INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          PARTNERS SMALLCAP VALUE FUND
                                 COLEMAN BRANDT
                         ARK ASSET MANAGEMENT CO., INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                  0
     other pooled investment
     vehicles:                                           1     $   74,885,371
     other accounts:                                    88      1,776,445,321


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  NoneFor example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Ark's management determines levels of each portfolio manager's compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine its portfolio managers' compensation. Each portfolio manager's compensation is based upon several factors, including the firm's profitability, the portfolio manager's group's profitability and the portfolio manager's: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and
  (3) effective interface with clients and other professionals within the firm.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - -

  $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 - $1,000,000; or
  over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. Brandt does not own any Securities in the Fund. The Fund is offered to retirement plans and is not an option available to Mr. Brandt in the 401(k) plan offered by his employer.

  /s/Lauri B. London                                        12/23/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Lauri B. London
  ---------------
  Printed Name of person signing)


  General Counsel
  ---------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          PARTNERS SMALLCAP VALUE FUND
                               WILLIAM CHARCALIS
                         ARK ASSET MANAGEMENT CO., INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                  0
     other pooled investment
     vehicles:                                           1     $   74,885,371
     other accounts:                                    88      1,776,445,321



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Ark's management determines levels of each portfolio manager's compensation. Compensation is comprised of annual salary and annual incentive bonus. There is no particular structure or formula used by Ark to determine its portfolio managers' compensation. Each portfolio manager's compensation is based upon several factors, including the firm's profitability, the portfolio manager's group's profitability and the portfolio manager's: (1) contribution of investment ideas to the investment process, (2) skill as a professional, and
  (3) effective interface with clients and other professionals within the firm.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  Mr. Charcalis does not own any Securities in the Fund. The Fund is offered to retirement plans and is not an option available to Mr. Charcalis in the 401(k) plan offered by his employer.

  /s/Lauri B. London                                        12/23/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Lauri B. London
  ---------------
  Printed Name of person signing)


  General Counsel
  ---------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         DIMENSIONAL FUND ADVISORS INC.

         MANAGEMENT OF THE PARTNERS SMALLCAP VALUE FUND II (THE "FUND")

Dimensional Fund Advisors Inc. ("Dimensional") serves as a sub-advisor to the Fund. As such, Dimensional is responsible for the Fund's assets. The Fund is managed using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.


The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has ten members. Investment decisions for the Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.


In accordance with the team approach used to manage the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert
T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for the day-to-day management of the Fund.


Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

                               PORTFOLIO MANAGER

INVESTMENTS IN THE FUND


Information relating to the portfolio manager's ownership (including the ownership of his or her immediate family) in the Fund in this SAI as of October 31, 2004 is set forth in the chart below.

  NAME OF PORTFOLIO           PORTFOLIO           DOLLAR RANGE OF FUND SHARES
       MANAGER                                               OWNED
                        Partners SmallCap
 Robert T. Deere        Value Fund II           None



DESCRIPTION OF COMPENSATION STRUCTURE


Portfolio managers receive a base salary, an incentive bonus and may receive an equity compensation opportunity. The Compensation Committee of Dimensional reviews the compensation of each portfolio manager annually and may make modifications as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

.. BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the portfolio manager's experience and responsibilities to determine each portfolio manager's base salary.
.. SEMI-ANNUAL BONUS. Each portfolio manager receives points in a bonus pool that is shared with other employees of Dimensional. The number of bonus points varies with each portfolio manager depending upon the portfolio manager's experience and responsibilities. Dimensional calculates the value of the bonus points based on the profitability of Dimensional. The bonus is paid two times per year.
.. COMMISSIONS FOR CLIENT SERVICES. Certain portfolio managers may receive a commission based on services the portfolio manager provides to certain clients of Dimensional.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.


OTHER MANAGED ACCOUNTS


In addition to the Portfolio, each portfolio manager manages (i) other U.S. registered investment companies advised or sub-advised by Dimensional, (ii) other pooled investment vehicles that are not U.S. registered mutual funds and
(iii) other accounts managed for organizations and individuals. The following table sets forth information regarding accounts other than the Portfolio for which each portfolio manager has the day-to-day management responsibilities.

                                                                                  NUMBER OF ACCOUNTS MANAGED AND
                                NUMBER OF ACCOUNTS MANAGED                        TOTAL ASSETS BY CATEGORY AS OF
      NAME OF                  AND TOTAL ASSETS BY CATEGORY                         OCTOBER 31, 2004 FOR WHICH
 PORTFOLIO MANAGER                AS OF OCTOBER 31, 2004                         ADVISORY FEE IS PERFORMANCE-BASED
                      .20 U.S. registered mutual funds with $24,955    . None with respect to registered mutual funds.
                        million in total assets under management.      .1 unregistered pooled investment vehicle with $265
                      .10 unregistered pooled investment vehicles        million in total assets under management.
                        with $9,286 million in total assets under      . None with respect to other accounts.
 Robert T. Deere        management.
                      .27 other accounts with $1,768 million in
                        total assets under management.



Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to the Fund and also simultaneously other account. Other accounts include registered mutual funds and other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("other accounts"). Other accounts may have similar investment objectives to theFund, or purchase, sell or hold securities that are eligible to be purchased, sold or held by theFund. Actual or apparent conflicts of interest include:

.. Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.
.. Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same security may vary and the length of time that any fund or other account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple accounts.
.. Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for a fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.
.. Performance-Based Fees. For some accounts, Dimensional may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to other accounts where Dimensional is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Dimensional might share in investment gains.
.. Client Service Responsibilities. A conflict may arise where a portfolio manager receives a commission for servicing a client in that the portfolio manager may have an incentive to favor the account of that client over other accounts that the portfolio manager manages.

.. Investment in the Fund. Portfolio managers or their relatives may invest in a fund that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                             EMERALD ADVISERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PARTNERS SMALL CAP GROWTH FUND II (PIF) FUND, INC.
                            KENNETH G. MERTZ II, CFA
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.


Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees. Twelve
  ----------------------------------------------------------------------------
  owner/employees now either own or are eligible to purchase shares in the
  ------------------------------------------------------------------------
  company. Emerald believes it has a competitive compensation/incentive
  ---------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Kenneth G. Mertz II                                    12/20/04
  ----------------------                                    --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Kenneth G. Mertz II, CFA
  ------------------------
  Printed Name of person signing)


  President
  ---------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PARTNERS SMALL CAP GROWTH FUND II (PIF) FUND, INC.
                                STACEY L. SEARS
                             EMERALD ADVISERS, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Emerald has two domestic equity portfolio managers: Kenneth G. Mertz and Stacey
L. Sears. Ken Mertz manages the Banking & Finance Fund and the Technology Fund and all tax-exempt, separate account portfolios. Ken and Stacey co-manage Emerald's Growth Fund. Stacey Sears also oversees the implementation of investment ideas into our separate account taxable high-net worth client portfolios.

Ken Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Stacey Sears monitors all portfolios in wrap programs and works with Ken in supervising the trading group staff. Ken and Stacey work as a team developing strategy.


Please provide the following information as of 9/30/04 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                           3         345mm
     other pooled investment
     vehicles:                                            0           0
     other accounts:                                    120       1,182mm



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  No material conflicts of interest should arise in connection with the
  ---------------------------------------------------------------------
  portfolio manager's management of the Principal Funds and other accounts
  ------------------------------------------------------------------------
  managed by the portfolio managers. All the accounts are managed by the same
  ---------------------------------------------------------------------------
  team and have their trades grouped together in accordance with our procedures
  -----------------------------------------------------------------------------
  manual. The only differences which may arise would be due to cash flow
  ----------------------------------------------------------------------
  requirements of a mutual fund.
  ------------------------------

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Emerald has a company-wide compensation/incentive plan. A consulting firm
  -------------------------------------------------------------------------
  aided in the development of this plan. The first stage was implemented in
  -------------------------------------------------------------------------
  1999, and included a salary grid structure for all employees and job titles.
  ----------------------------------------------------------------------------
  The firm's Compensation Committee (which includes members of Emerald's board
  ----------------------------------------------------------------------------
  of directors) can adjust an individual's salary based on actual job
  -------------------------------------------------------------------
  performance. The salary grid points were chosen in concert with the Consultant
  ------------------------------------------------------------------------------
  following an industry review and comparison survey. Emerald's marketing staff
  -----------------------------------------------------------------------------
  is paid commissions based on (1) new dollars flowing into the firm and (2) the
  ------------------------------------------------------------------------------
  retention of assets over the long-term. The second stage is an annual
  ---------------------------------------------------------------------
  (short-term) Bonus Plan that keys job performance to eligibility and amount.
  ----------------------------------------------------------------------------
  The "firm-wide" component, which mandates whether or not the firm as a whole
  ----------------------------------------------------------------------------
  will pay yearly bonuses, is tied to the firm's performance relative to the
  --------------------------------------------------------------------------
  Russell 2000 Growth Index and was adopted beginning in 2000. Bonuses can range
  ------------------------------------------------------------------------------
  from zero to 200% of base salaries. If the firm's performance is sufficient to
  ------------------------------------------------------------------------------
  warrant bonus payments, the Compensation Committee decides on a percentage
  --------------------------------------------------------------------------
  payout of the eligible bonus pool to each operating unit: Portfolio
  -------------------------------------------------------------------
  Management, Research, Marketing and Operations. Finally, each unit's Managing
  -----------------------------------------------------------------------------
  Director assigns specific employee bonus amounts from the eligible pool, based
  ------------------------------------------------------------------------------
  on annual performance reviews, and with a sign-off from the Compensation
  ------------------------------------------------------------------------
  Committee. The final portion of the new plan is a Long-Term Incentive Plan,
  ---------------------------------------------------------------------------
  which is scheduled to be adopted in 2004. The Plan will award phantom stock to
  ------------------------------------------------------------------------------
  key employees, based on their job performance and the importance of their role
  ------------------------------------------------------------------------------
  within the organization. The Plan is completely discretionary and any phantom
  -----------------------------------------------------------------------------
  stock awards will be decided by the company's Compensation Committee. Prior to
  ------------------------------------------------------------------------------
  the implementation of the Plan, Emerald has consistently awarded or offered
  ---------------------------------------------------------------------------
  the purchase of direct equity ownership in the firm to key employees.
  ---------------------------------------------------------------------

  Twelve owner/employees now either own or are eligible to purchase shares in
  ---------------------------------------------------------------------------
  the company. Emerald believes it has a competitive compensation/incentive
  -------------------------------------------------------------------------
  structure relative to its industry based both on the involvement of the
  -----------------------------------------------------------------------
  Consultant and the fact that it has consistently retained its key senior
  ------------------------------------------------------------------------
  management staff over the long-term.
  ------------------------------------

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None. Our portfolio managers are prohibited from purchasing shares of this
  --------------------------------------------------------------------------
  fund.
  -----

  /s/Stacey L. Sears                                        12/20/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Stacey L. Sears
  ---------------
  Printed Name of person signing)


  Senior Vice President/Portfolio Manager
  ---------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                     FIDELITY MANAGEMENT & RESEARCH COMPANY

Cesar Hernandez is the portfolio manager of Partners International Fund and receives compensation for his services. As of October 31, 2004, portfolio manager compensation generally consists of a base salary, a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.


The portfolio manager's base salary is determined annually by level of responsibility and tenure at FMR or its affiliates. A substantial portion of the portfolio manager's bonus is based on the pre-tax investment performance of the master account for the international investment discipline in which the fund is invested. The performance of the master account is measured against the MSCI EAFE Index (net Luxembourg tax rate adjusted). The portfolio manager's bonus is based on several components calculated separately over his tenure over multiple measurement periods that eventually encompass periods of up to five years. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's master accounts relative to a benchmark index assigned to each master account, and (ii) the investment performance of a broad range of other FMR equity funds and accounts. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR's parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, and employer administrative services.


The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the fund's code of ethics will adequately address such conflicts.


The following table provides information relating to other accounts managed by Mr. Hernandez as of October 31, 2004:

                              REGISTERED           OTHER POOLED         OTHER
                         INVESTMENT COMPANIES*  INVESTMENT VEHICLES    ACCOUNTS
 Number of Accounts
 Managed                           1                       3               43
 Number of Accounts
 Managed with
 Performance-Based
 Advisory Fees                     0                       0                0
 Assets Managed (in
 millions)                       194                   1,862            9,752
 Assets Managed with
 Performance-Based
 Advisory Fees (in
 millions)                         0                       0                0
*Includes Partners
International Fund.



The dollar range of shares of Partners International Fund beneficially owned by Mr. Hernandez as of October 31, 2004 was $0.

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

Prospectus disclosure

GMO's U.S. Quantitative Equity (Long only) Division

Portfolio management team--PIF-Partners LargeCap Growth Fund

Day-to-day management of the fund is the responsibility of the Quantitative Division comprised of several investment professionals associated with the Manager, and no one person is primarily responsible for day-to-day management of the fund. The Division's team members work collaboratively to manage the fund's portfolio.

Robert Soucy is the senior member of the team who allocates the portfolio among the various team members, oversees the implementation of trades on behalf of the team, reviews the overall composition of the portfolio, and monitors cash flows.

Mr. Soucy has served as the senior member of the fund's portfolio management team since 2004. At GMO, Mr. Soucy is responsible for the portfolio management of all U.S. quantitative equities portfolios. He has served as director of U.S. equity management since 2001. Prior to joining GMO in 1987, he served as a research engineer with Scientific Systems, Inc.

The SAI contains other information about how GMO determines the compensation of the team's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the team's senior member.

SAI disclosure

The following table sets forth additional information about the team's senior member responsible for coordinating the fund's overall portfolio management. The information provided is as of the date of the fund's most recently completed fiscal year.

------------------ ---------------------------------- ------------------------------- --------------------------------
    Portfolio
 management team      Other registered investment
  PIF-Partners       companies managed (including
 LargeCap Growth       other non-GMO mutual fund         Other pooled investment         Separate accounts managed
      Fund            subadvisory relationships)      vehicles managed (world-wide)            (world-wide)
------------------ ---------------------------------- ------------------------------- --------------------------------
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------
                    Number of       Total assets       Number of     Total assets      Number of      Total assets
                    accounts                           accounts                         accounts
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------
  Robert Soucy         26        $12,802,339,713.34        2        $169,720,849.89        16       $1,929,896,660.40
------------------ ------------ --------------------- ------------ ------------------ ------------- ------------------

------------------ ---------------------------------- --------------------------- ------------------------------------
                      Other registered investment      Other pooled investment         Separate accounts managed
                    companies managed for which GMO        vehicles managed
                   receives a performance-based fee     (world-wide) for which
                    (including other non-GMO mutual         GMO receives a            (world-wide) for which GMO
                    fund subadvisory relationships)     performance-based fee      receives a performance-based fee
------------------ ---------------------------------- --------------------------- ------------------------------------
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------
                    Number of      Total assets*       Number of       Total        Number of       Total assets*
                    accounts*                          accounts*      assets*       accounts*
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------
  Robert Soucy          3        $3,393,781,832.74         0             0              4         $1,055,125,144.64
------------------ ------------ --------------------- ------------- ------------- -------------- ---------------------

* Subset of accounts and assets noted above

Description of material conflicts: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the presence of conflicts between the fund and other similar stock accounts managed by the portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist where similar accounts are traded in a common trading environment. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

Description of the structure of, and the method used to determine, the compensation of each member of the fund's portfolio management team: The senior member of the fund's portfolio management team is a member (partner) of GMO. The compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The base salary is decided by GMO's Compensation Committee taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is agreed upon by GMO's Compensation Committee taking into account the individual's contribution to GMO and its mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person's compensation is based on his or her individual performance, GMO does not have a typical percentage split among base, bonus and other compensation. GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

Dollar range of fund securities owned by each member of the fund's portfolio management team: As of the fund's most recently completed fiscal year, the senior member of the team has no beneficial interest in the fund's shares.

                         GOLDMAN SACHS ASSET MANAGEMENT

     Portfolio Management Compensation Disclosure - Quantitative Equity Team

Base Salary and Performance Bonus. GSAM and the GSAM Quantitative Equity Team's (the "QE Team") compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager's individual performance; his or her contribution to the overall performance of QE strategies and annual revenues in the investment strategy which in part is derived from advisory fees and for certain accounts, performance based fees.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over a one, three and five year period (2) whether the portfolio manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for these Funds is the S&P 500 Index.

GSAM and the QE Team's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

            Portfolio Management Compensation Disclosure - Value Team


GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered:

o        Individual performance (relative, absolute)
o        Team Performance (relative, absolute)
o        Consistent performance that aligns with clients' objectives
o        Achievement of top rankings (relative and competitive)


The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 Year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

                    Annex A - Portfolio Managers to be listed


---------------------------------------- --------------------------------------
Fund Name                                PMs primarily responsible for
                                         day-to-day management of Fund
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Principal Large Cap Blend Fund
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Melissa Brown
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Gary Chropuvka
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------

---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
Principal Partners Mid Cap Value Fund    Eileen Rominger
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Sally P. Davis
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Dolores Bamford
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Andy Braun
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Lisa Parisi
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Sean Gallagher
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         David Berdon
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Andy Braun
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Scott Carroll
---------------------------------------- --------------------------------------
---------------------------------------- --------------------------------------
                                         Edward Perkin
---------------------------------------- --------------------------------------

                   Annex B - List of Accounts as of 10/31/04


 Name of PM or Team Member          Type of Accounts              Total          Total Assets     # of Accounts     Total Assets
                                    ----------------                                  -------
                                                                                                   Managed that
                                                                                                   Advisory Fee     that Advisory
                                                              # of Accounts                         Based on        Fee Based on
                                                                           -                                -                -
                                                                 Managed                           Performance       Performance
Quantitative Equity Team
1.  _Melissa Brown_______         Registered Investment             30               6554
                                  Companies:
                                  Other Pooled Investment           5                2069               1                106
                                  Vehicles:
                                  Other Accounts:                   89              14546               18              3690


2. _Gary Chropuvka______          Registered Investment             31               6648
                                  Companies:
                                  Other Pooled Investment           5                2069               1                106
                                  Vehicles:
                                  Other Accounts:                  232              15821               18              3690

Value Team
Eileen Rominger                   Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


Dolores Bamford                   Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


Lisa Parisi                       Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


Sean Gallagher                    Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Edward Perkin                     Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Sally Pope Davis                  Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Andy Braun                        Registered Investment             13             5.2 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  280             3.5 bil              1             104.2 mil


Scott Carroll                     Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil


                                         Type of Accounts
David Berdon                      Registered Investment             19             7.9 bil              0                 0
                                  Companies:
                                  Other Pooled Investment           0                 0                 0                 0
                                  Vehicles:
                                  Other Accounts:                  306             4.1 bil              1             104.2 mil

                        Annex C - Disclosure of Ownership

-------------------------------- --------------------- --------------------
Portfolio Manager                Principal Large Cap    Principal Mid Cap
                                        Blend                 Value
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Melissa Brown                             0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Gary Chropuvka                            0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------

-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Value Team
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Eileen Rominger                                                 0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Sally P. Davis                                                  0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Dolores Bamford                                                 0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Andy Braun                                                      0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Lisa Parisi                                                     0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Sean Gallagher                                                  0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
David Berdon                                                    0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Andy Braun                                                      0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Scott Carroll                                                   0
-------------------------------- --------------------- --------------------
-------------------------------- --------------------- --------------------
Edward Perkin                                                   0
-------------------------------- --------------------- --------------------


Due to Goldman Sachs Asset Management, L.P.'s ("GSAM") internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.


                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

                         PRINCIPAL INVESTORS FUND, INC.
                       Information as of October 31, 2004

--------------------------------------------------------------------------------
                       Small Cap Value 1 Account ("Fund")
               J.P. Morgan Investment Management Inc. ("Adviser")
--------------------------------------------------------------------------------
--------------------------- ----------------------------------------------------
(a)(1) Identify portfolio (a)(2) For each person identified in column (a)(1), provide (a)(3) For each of the categories in column (a)(2), provide number manager(s) of the Adviser number of other accounts managed by the person within each of accounts and the total assets in the accounts with respect to to be named in the Fund category below and the total assets in the accounts managed which the advisory fee is based on the performance of the account prospectus within each category below

---------------------- ------------------------------------------------------------- -----------------------
---------------------- --------------------- ------------------- ------------------- -----------------------
                       Registered            Other Pooled        Other Accounts      Registered Investment
                       Investment Companies  Investment                              Companies
                                             Vehicles
---------------------- --------------------- ------------------- ------------------- -----------------------
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------
                       Number     Total      Number     Total    Number     Total    Number of  Total Assets
                       of         Assets     of         Assets   of         Assets   Accounts
                       Accounts              Accounts            Accounts
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------
                                  $1.252                $1.390              $287
Chris T. Blum, V.P.    8          billion    9          billion  3          million
---------------------- ---------- ---------- ---------- -------- ---------- -------- ---------- ------------

--------------------------------------------
------------------------ -------------------
Other Pooled             Other Accounts
Investment Vehicles

------------------------ -------------------
----------- ------------ --------- ---------
Number of   Total Assets Number of Total
Accounts                 Accounts  Assets

----------- ------------ --------- ---------
----------- ------------ --------- ---------


----------- ------------ --------- ---------

(a)(4) Description of any Potential Material Conflicts of Interest that may arise in connection with the portfolio manager's management of the Fund and other accounts.

The chart above shows the number, type and market value as of 12/31/04 of the accounts other than the Fund that are managed by the Fund's portfolio manager. The potential material conflicts of interest that may arise in connection with the portfolio manager's management of the Fund and the management of these other accounts include:

1. A conflict between investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager.

2. A conflict in allocation of investment opportunities between the Fund and the other accounts managed by the portfolio manager. However, the Adviser's allocation practices are designed to achieve fair and equitable allocation of investment opportunities among its clients over time. Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. For equity securities, partially completed orders generally will be allocated among accounts with similar investment objectives and strategies on a pro-rata average price basis, subject to certain limited exceptions. One such exception provides that if an allocation results in a de minimis allocation relative to the size of the account or its investment strategy, the allocation may be reallocated to other accounts.

     The similarity of guidelines and objectives for many accounts in combination with thin markets, price volatility or lack of liquidity in the market may require that a block order be filled in multiple executions extending over several days. To promote fair and equitable allocation over time each account is allocated shares on a pro-rata basis to their original order. In certain circumstances the partial fills of the order could result in a client receiving an uneconomic allocation due to fixed transaction costs and custody costs. In these circumstances the traders may exclude small orders until such time as 50% of the total order is complete. At this stage the small orders will be executed. Under this process smaller orders will lag in the early part of the order but will be 100% filled before the completion of the total order.

     Thus, while aggregation of the Fund's order for a security with orders for the Adviser's other clients seeks to achieve an equitable allocation of the order between the Fund and the Adviser's other clients, it may adversely affect the size of the position the Fund may obtain or the price paid or received by the Fund.

3. The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same the extent as the other accounts managed by the portfolio manager.

     (b)  Fund Manager Compensation

          The Adviser's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable bonus consisting of cash incentives, stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

          Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

          Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

     (c)  Ownership of Securities

------------------------ -------------- ---------------- --------------------- ----------------------
Portfolio Manager        None           $1-$10,000       $10,001-$50,000       $50,001-$100,000

------------------------ -------------- ---------------- --------------------- ----------------------
------------------------ -------------- ---------------- --------------------- ----------------------
Chris T. Blum            X
------------------------ -------------- ---------------- --------------------- ----------------------

- ----------------------- ---------------- -----------------
  $100,001-$500,000       $500,001 -       over
                          $1,000,000       $1,000,000
- ----------------------- ---------------- -----------------
- ----------------------- ---------------- -----------------

- ----------------------- ---------------- -----------------

             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                  DAVE BORGER
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the

  Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dave Borger                                            12/02/2004
  --------------                                            ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dave Borger
  -----------
  Printed Name of person signing)


  Director of Research
  --------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                CHRISTINE KUGLER
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion

    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Christine Kugler                                       12/02/2004
  -------------------                                       ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Christine Kugler
  ----------------
  Printed Name of person signing)


  Director of Implementation
  --------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                 STUART MATSUDA
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Stuart Matsuda                                         12/02/2004
  -----------------                                         ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Stuart Matsuda
  --------------
  Printed Name of person signing)


  Director of Trading
  -------------------

   INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                  HAL REYNOLDS
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Hal Reynolds                                           12/02/2004
  ---------------                                           ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Hal Reynolds
  ------------
  Printed Name of person signing)


  Chief Investment Officer
  ------------------------

   INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         PARTNERS SMALL CAP VALUE FUND
                                  TOM STEVENS
             LOS ANGELES CAPITAL MANAGEMENT & EQUITY RESEARCH, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

All accounts are managed on a team basis. Each portfolio manager serves as a member of the investment committee.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          6     $431.7million
     other pooled investment
     vehicles:                                           0          0
     other accounts:                                    25        2.6billion


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0         0
     other pooled investment
     vehicles:                                           0         0
     other accounts:                                     2      $420million






  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  All accounts are managed in a consistent fashion based on the firm's Dynamic Alpha stock selection model. As a result, each account benefits equally from the changes that are implemented.


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Compensation consists of salary and dividends based upon firm profitability. Compensation is not tied to the performance or value of assets in the portfolio.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Tom Stevens                                            12/02/2004
  --------------                                            ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tom Stevens
  -----------
  Printed Name of person signing)


  President
  ---------

   INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        MAZAMA CAPITAL MANAGEMENT, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
   PRINCIPAL INVESTORS FUND, INC - PARTNERS SMALL CAP GROWTH FUND III SERIES
                                STEPHEN C. BRINK
                        MAZAMA CAPITAL MANAGEMENT, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         10       978,875,848
     other pooled investment
     vehicles:                                           2        85,432,731
     other accounts:                                    62     3,380,828,408


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1      104,892,659



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  There are no material conflicts of interest in connection with the Portfolio Manager's management of the Fund's investments.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.


  Each Portfolio Manager and Research Analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2500 Growth Index.


  Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  MCM employees are unable to invest in shares of the Fund unless they do so through a bundled 401(k) plan or other multi-product offering of Principal Financial Group.


  /s/Brian P. Alfrey                                        12/06/2004
  ------------------                                        ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian P. Alfrey
  ---------------
  Printed Name of person signing)


  EVP/COO
  -------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
   PRINCIPAL INVESTORS FUND, INC - PARTNERS SMALL CAP GROWTH FUND III SERIES
                                RONALD A. SAUER
                        MAZAMA CAPITAL MANAGEMENT, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         10       978,875,848
     other pooled investment
     vehicles:                                           2        85,432,731
     other accounts:                                    62     3,380,828,408


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1      104,892,659



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  There are no material conflicts of interest in connection with the Portfolio Manager's management of the Fund's investments.


   For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.


  Each Portfolio Manager and Research Analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance based incentive representing 70-80% of cash compensation. The performance based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team manages the portfolios in aggregate terms, focusing on the overall strategy, which is then implemented at the portfolio level. In other words, the Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation.

  Instead, they are compensated based on overall fees received by the firm. This incentive compensation structure keeps each member of the team focused on the relative performance of the aggregate portfolio versus its benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and those of the Russell 2500 Growth Index.


  Equity incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  MCM employees are unable to invest in shares of the Fund unless they do so through a bundled 401(k) plan or other multi-product offering of Principal Financial Group.


  /s/Brian P. Alfrey                                        12/06/2004
  ------------------                                        ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Brian P. Alfrey
  ---------------
  Printed Name of person signing)


  EVP/COO
  -------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         MELLON EQUITY ASSOCIATES, LLP

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND
                     RONALD P. GALA, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                    10      611,354,185


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     2      112,144,869



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Ronald P. Gala                                         12-13-04
  -----------------                                         --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Ronald P. Gala
  --------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND
                    WILLIAM C. JURIK, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      $140,519,518
     other pooled investment
     vehicles:                                           0                 0
     other accounts:                                     0                 0

    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/William C. Jurik                                       12-13-04
  -------------------                                       --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Jurik
  ----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND

                    JOHN R. O'TOOLE, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3     $  649,065,326
     other pooled investment
     vehicles:                                           3         70,065,304
     other accounts:                                    20      1,229,835,904


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     4      $48,647,935



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/John R. O'Toole                                        12/13/04
  ------------------                                        --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  John R. O'Toole, CFA
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
               PRINCIPAL INVESTORS FUND - PARTNERS SMALLCAP BLEND
                    MARK W. SIKORSKI, CFA, PORTFOLIO MANAGER
                         MELLON EQUITY ASSOCIATES, LLP

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          2      $205,095,004
     other pooled investment
     vehicles:                                           1       102,350,658
     other accounts:                                    11       263,815,187


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Mellon Equity provides market-based compensation and incentives that promote individual accountability and commitment to the firm. All investment professionals receive competitive salaries supplemented by a profit-based bonus. Bonus payments may be substantial and are based on the pre-tax net income of Mellon Equity. In calculating bonus payments consideration is given to individual performance (45% of total) and contribution to the firm (40% of total), with the remaining 15% left to the discretion of the President of Mellon Equity as a subjective component. Bonuses are partially deferred with ultimate payment linked to continued employment.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mark W. Sikorski, CFA                                  12/15/04
  ------------------------                                  --------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark W. Sikorski, CFA
  ---------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                       NEUBERGER BERMAN MANAGEMENT, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC. - PARTNERS MIDCAP VALUE FUND
                                DAVID DIDOMINICO
                        NEUBERGER BERMAN MANAGEMENT INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     $2,434,000,000
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     2         37,000,000


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None - sub-advised relationship


  /s/David DiDomenico                                       12/20/2004
  -------------------                                       ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  David DiDomenico
  ----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC. - PARTNERS MIDCAP VALUE FUND
                               ANDREW WELLINGTON
                        NEUBERGER BERMAN MANAGEMENT INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          8     $2,434,000,000
     other pooled investment
     vehicles:                                           0                  0
     other accounts:                                     2         37,000,000

    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


5. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio Managers managing institutional funds are compensated on a salaried basis and are eligible for discretionary bonuses, which are in the form of cash and conditional equity awards (restricted stock units and/or stock options). Elements of consideration for the discretionary bonuses are overall fund performance in relation to their peers, ability to attract and retain clients, assets under management, the current market conditions and overall contribution to the firm. Managers are also evaluated on their willingness and effectiveness to work with sales staff, their franchise building activities, teamwork, people development and product development.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None - sub-advised relationship


  /s/Andrew Wellington                                      12/20/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Andrew Wellington
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                           PRINCIPAL GLOBAL INVESTORS

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           BOND & MORTGAGE SECURITIES
                              WILLIAM C. ARMSTRONG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/William C. Armstrong                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Armstrong
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           BOND & MORTGAGE SECURITIES
                                TIMOTHY WARRICK
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Timothy Warrick                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Timothy Warrick
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              CAPITAL PRESERVATION
                               MICHAEL R. JOHNSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Michael R. Johnson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael R. Johnson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/                  Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              CAPITAL PRESERVATION
                                   TRACY REEG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Tracy Reeg                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tracy Reeg
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              CAPITAL PRESERVATION
                                ALICE ROBERTSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Alice Robertson                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Alice Robertson
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                                 MARK KARSTROM
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3       448,421,170
 other pooled investment vehicles:                      1     1,099,704,054
 other accounts:                                        1        44,477,279



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mark Karstrom                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark Karstrom
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             GOVERNMENT SECURITIES
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,045,806,140
 other pooled investment vehicles:                      3     1,428,853,921
 other accounts:                                        3       292,479,793



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           HIGH QUALITY INTERMEDIATE
                              WILLIAM C. ARMSTRONG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/William C. Armstrong                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  William C. Armstrong
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                           HIGH QUALITY INTERMEDIATE
                                TIMOTHY WARRICK
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,126,974,179
 other pooled investment vehicles:                      3     6,008,367,995
 other accounts:                                       11       563,448,697



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       0                0
 other pooled investment vehicles:                      0                0
 other accounts:                                        1       22,503,525



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Timothy Warrick                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Timothy Warrick
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          HIGH QUALITY LONG-TERM BOND
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,045,806,140
 other pooled investment vehicles:                      3     1,428,853,921
 other accounts:                                        3       292,479,793



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                          HIGH QUALITY SHORT-TERM BOND
                               MARTIN J. SCHAFER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4     1,045,806,140
 other pooled investment vehicles:                      3     1,428,853,921
 other accounts:                                        3       292,479,793



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Martin J. Schafer                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Martin J. Schafer
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                              MICHAEL A. MARUSIAK
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      115,705,180
 other pooled investment vehicles:                      1      263,806,591
 other accounts:                                        7      267,535,645



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Michael A. Marusiak                                    2/22/2005
  ----------------------                                    ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael A. Marusiak
  -------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                         INTERNATIONAL EMERGING MARKETS
                               MICHAEL L. REYNAL
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      115,705,180
 other pooled investment vehicles:                      1      263,806,591
 other accounts:                                        7      267,535,645



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Michael L. Reynal                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael L. Reynal
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL I
                              PAUL H. BLANKENHAGEN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       478,299,205
 other pooled investment vehicles:                      1     1,611,134,574
 other accounts:                                        3        62,839,026



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Paul H. Blankenhagen                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul H. Blankenhagen
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL I
                                  JULIET COHN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       9      529,880,450
 other pooled investment vehicles:                      0                0
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Juliet Cohn                                            2/22/2005
  --------------                                            ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Juliet Cohn
  -----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL II
                                  STEVE LARSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1      385,182,637
 other pooled investment vehicles:                      0                0
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Steve Larson                                           2/22/2005
  ---------------                                           ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Steve Larson
  ------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                INTERNATIONAL II
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       2      263,070,045
 other pooled investment vehicles:                      2       44,735,387
 other accounts:                                       12      309,477,226



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LARGE CAP BLEND FUND I
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       2      263,070,045
 other pooled investment vehicles:                      2       44,735,387
 other accounts:                                       12      309,477,226



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             LARGE CAP BLEND FUND I
                                 JEFF SCHWARTE
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).



1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       5      816,682,816
 other pooled investment vehicles:                      4      658,299,938
 other accounts:                                        5      160,880,453



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Jeff Schwarte                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Jeff Schwarte
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                LARGE CAP GROWTH
                                    PAUL DOW
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      562,579,970
 other pooled investment vehicles:                      2      633,384,925
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.





  /s/Paul Dow                                               2/22/2005
  -----------                                               ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Paul Dow
  --------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                LARGE CAP GROWTH
                                 JEFF SCHWARTE
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.

Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       5      816,682,816
 other pooled investment vehicles:                      4      658,299,938
 other accounts:                                        5      160,880,453



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Jeff Schwarte                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Jeff Schwarte
  -------------
  Printed Name of person signing)

  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            LARGE CAP S&P 500 INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,108,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                LARGE CAP VALUE
                                 JOHN PIHLBLAD
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3      709,488,451
 other pooled investment vehicles:                      2      485,779,878
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/John Pihlblad                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  John Pihlblad
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 MID CAP BLEND
                                K. WILLIAM NOLIN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3       979,481,897
 other pooled investment vehicles:                      1     1,269,298,391
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/K. William Nolin                                       2/22/2005
  -------------------                                       ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  K. William Nolin
  ----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 MID CAP GROWTH
                                  MARK MCGREW
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       21,623,327
 other pooled investment vehicles:                      1      178,746,761
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mark McGrew                                            2/22/2005
  --------------                                            ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mark McGrew
  -----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             MID CAP S&P 400 INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.





  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                 MID CAP VALUE
                              CATHERINE A. ZAHARIS
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       80,206,045
 other pooled investment vehicles:                      1      863,477,351
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Catherine A. Zaharis                                   2/22/2005
  -----------------------                                   ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Catherine A. Zaharis
  --------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                  MONEY MARKET
                               MICHAEL R. JOHNSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Michael R. Johnson                                     2/22/2005
  ---------------------                                     ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Michael R. Johnson
  ------------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                  MONEY MARKET
                                   TRACY REEG
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Tracy Reeg                                             2/22/2005
  -------------                                             ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Tracy Reeg
  ----------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                  MONEY MARKET
                                ALICE ROBERTSON
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       4       769,646,414
 other pooled investment vehicles:                      1     4,050,965,773
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Alice Robertson                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Alice Robertson
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2010
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2020
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2030
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2040
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            PRINCIPAL LIFETIME 2050
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                      PRINCIPAL LIFETIME STRATEGIC INCOME
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $1-$10,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALL CAP BLEND
                                 MUSTAFA SAGUN
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       2      263,070,045
 other pooled investment vehicles:                      2       44,735,387
 other accounts:                                       12      309,477,226



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Mustafa Sagun                                          2/22/2005
  ----------------                                          ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Mustafa Sagun
  -------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALL CAP BLEND
                                  TODD SANDERS
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       3       283,182,270
 other pooled investment vehicles:                      2     1,758,240,951
 other accounts:                                        0                 0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Todd Sanders                                           2/22/2005
  ---------------                                           ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Todd Sanders
  ------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALLCAP GROWTH
                               CHRIS D. GUINTHER
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).

1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       26,315,103
 other pooled investment vehicles:                      1      391,480,763
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Chris D. Guinther                                      2/22/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Chris D. Guinther
  -----------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------

  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                            SMALL CAP S&P 600 INDEX
                                DIRK LASCHANZKY
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       8     1,144,109,466
 other pooled investment vehicles:                      3     6,534,277,617
 other accounts:                                        4       601,927,817



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the

  Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  $10,001-$50,000


  /s/Dirk Laschanzky                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Dirk Laschanzky
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann


                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                                SMALL CAP VALUE
                                THOMAS MORABITO
                           PRINCIPAL GLOBAL INVESTORS

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:                       1       59,781,710
 other pooled investment vehicles:                      1      232,518,706
 other accounts:                                        0                0



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                      NUMBER OF ACCOUNTS       TOTAL ASSETS
 registered investment companies:
 other pooled investment vehicles:
 other accounts:

  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.





3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/Thomas Morabito                                        2/22/2005
  ------------------                                        ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Thomas Morabito
  ---------------
  Printed Name of person signing)


  Portfolio Manager
  -----------------
  Title of person signing)

  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        PRINCIPAL REAL ESTATE INVESTORS
                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                             REAL ESTATE SECURITIES
                                   KELLY RUSH

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          3      626,253,384
     other pooled investment
     vehicles:                                           3        3,506,660
     other accounts:                                    13       62,178,948



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       17,611,582



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


  None


  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None


  /s/
  ---
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  /s/
  ---
  Printed Name of person signing)


  /s/
  ---
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/
  ----------------------------------------

                           SPECTRUM ASSET MANAGEMENT

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PREFERRED SECURITIES
                               L. PHILLIP JACOBY
                           SPECTRUM ASSET MANAGEMENT

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         13     8,357,579,254
     other pooled investment
     vehicles:                                           7     1,259,284,518
     other accounts:                                    39     1,716,950,676



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/L. Phillip Jacoby
  --------------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  L. Phillip Jacoby
  -----------------
  Printed Name of person signing)



  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                              PREFERRED SECURITIES
                               BERNARD M. SUSSMAN
                           SPECTRUM ASSET MANAGEMENT

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         13     8,357,579,254
     other pooled investment
     vehicles:                                           7     1,259,284,518
     other accounts:                                    39     1,716,950,676



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:
     other pooled investment
     vehicles:
     other accounts:



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  None

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.




3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Bernard M. Sussman
  ---------------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Bernard M. Sussman
  ------------------
  Printed Name of person signing)



  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                         T. ROWE PRICE ASSOCIATES, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC.-PARTNERS LARGECAP BLEND FUND
                              WILLIAM J. STROMBERG
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC.-PARTNERS LARGECAP BLEND FUND
                               RICHARD T. WHITNEY
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1        99.9million
     other accounts:                                    10     2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

6. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
          PRINCIPAL INVESTORS FUND, INC.-PARTNERS LARGECAP BLEND FUND
                           M. CHRISTINE WOJCIECHOWSKI
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1    $   85.3million
     other pooled investment
     vehicles:                                           1    $   99.9million
     other accounts:                                    10    $2,849.9million



    Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      12/21/2004
  --------------------                                      ----------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
        PRINCIPAL INVESTORS FUND, INC. - PARTNERS LARGECAP GROWTH FUND I
                                ROBERT W. SHARPS
                         T. ROWE PRICE ASSOCIATES, INC.

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Please provide the following information as of 10/31/2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1     $ 39.9million
     other pooled investment
     vehicles:                                           1       67.3million
     other accounts:                                     3      666.5million



  Please note the information above does not include any of the funds for which
  T. Rowe Price serves as subadviser for Principal Management Corporation. The assets above have not yet been reconciled, and therefore, are subject to change.

  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0           0
     other pooled investment
     vehicles:                                           0           0
     other accounts:                                     0           0



  A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question. Please see the attached Equity Trade Allocation Guidelines for more information.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.

  Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

  Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

  Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

  Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

  All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

  This compensation structure is used for all portfolios managed by the portfolio manager.

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Darrell N. Braman                                      1/11/2005
  --------------------                                      ---------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Darrell N. Braman
  -----------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                        TURNER INVESTMENT PARTNERS, INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                     PRINCIPAL PARTNERS MIDCAP GROWTH FUND
                           TURNER MID CAP GROWTH TEAM

For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


Turner uses a team approach to manage each Fund. The Turner Mid Cap Growth Team is comprised of Christopher McHugh (lead manager), William C. McVail and Robert
E. Turner (co-managers). Each portfolio manager has decision-making authority with respect to the daily buy and sell decisions of the Fund's portfolio, with the lead portfolio manager as the final authority.


Please provide the following information as of October 31, 2004* (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

* The account information below represents assets as of September 30, 2004.


Christopher McHugh (lead manager)
---------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19     2,067,467,486
     other pooled investment
     vehicles:                                           3         2,086,707
     other accounts:                                    59     3,372,558,591



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250



William C. McVail (co-manager)
------------------------------

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17     2,407,066,101
     other pooled investment
     vehicles:                                           2           466,246
     other accounts:                                    75     3,455,401,608



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0                0
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1       34,898,250

Robert E. Turner (co-manager)

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          27    3,999,785,655
     other pooled investment
     vehicles:                                            3        2,086,707
     other accounts:                                    106    4,423,017,046



  For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          1      768,178,128
     other pooled investment
     vehicles:                                           0                0
     other accounts:                                     1        7,482,650



A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.


For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.


As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.


2. Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


NONE

  /s/Calvin Fisher                                          January 7, 2005
  ----------------                                          ---------------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Calvin Fisher
  -------------
  Printed Name of person signing)


  Manager, Mutual Funds Administration
  ------------------------------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
            PRINCIPAL INVESTORS FUND, PARTNERS LARGECAP VALUE FUND I
                                  JOHN LEONARD
                                  THOMAS COLE
                                 THOMAS DIGENAN
                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
                                OCTOBER 31, 2004

Please note that John Leonard, Thomas Cole and Thomas Digenan, the portfolio managers for the Fund, have access to additional equity analysts.


Question #1


The portfolio managers manage 112 North American Equity accounts utilizing a model portfolio approach for each strategy included in the 112. The number of strategies under management may change from time to time, and there are currently less than 10.


The breakout of these accounts by account type is as follows:

.. 21 registered mutual funds, 6 of which are subadvised and in 1 of those 6 we are a manager of among other managers. The approximate total assets are $
  10.293 billion
.. 10 unregistered commingled funds. The approximate assets are $ 2.1 billion .. 59 separate accounts. The total approximate assets are $ 8.559 billion
.. The portfolio managers' Large Cap Value model is also available on wrap platforms.

The portfolio management team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio are small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.


Question #2


The portfolio managers receive a base salary and incentive compensation based on their personal performance.


Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

.. Competitive salary, benchmarked to maintain competitive compensation opportunities.
.. Annual bonus, tied to individual contributions and investment performance. .. UBS equity awards, promoting company-wide success and employee retention. .. Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.


Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.


Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.


UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.


Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.


Question #3


The portfolio managers own shares of UBS registered mutual funds. As those funds are not the registrant at issue here, they are not required to disclose the amount invested.


  /s/Rachel M. Wood                                         1/7/05
  -----------------                                         ------
  Rachel M. Wood                                            Date


  Associate Director
  ------------------

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
           PRINCIPAL INVESTORS FUND, PARTNERS SMALLCAP GROWTH FUND II
                        PRINCIPAL SMALL CAP GROWTH FUND
                                  PAUL GRAHAM
                                DAVID N. WABNIK
                  UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
                                OCTOBER 31, 2004

Please note that both Paul Graham and David Wabnik have access to additional equity analysts. An organizational chart is available upon request.


Question #1


They manage 14 Small Cap Growth accounts and 1 SMID Cap Growth account.


The breakout of the Growth Accounts by account type is as follows:

.. 7 registered mutual funds, 6 of which are sub-advised and in all but 1 of the 6 we are a manager among other managers. The approximate total assets are $755 million.
.. 2 unregistered commingled funds. The approximate assets are $ 480 million.
.. 6 separate accounts. The total approximate assets are $ 319 million.
.. The portfolio managers' Small Cap Growth model is also available on 6 wrap platforms.

Of the 14 Small Cap Growth accounts, 13 are managed to the same model. The portfolio management team manages the model. The account that does not follow the model excludes one asset class. There are no perceived conflicts between accounts and dispersion between accounts is small due to the use of the model. The model may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

Question #2


The portfolio managers receive a base salary and incentive compensation based on their personal performance.


Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the Interests of our clients. Overall compensation can be grouped into four categories:

.. Competitive salary, benchmarked to maintain competitive compensation opportunities.
.. Annual bonus, tied to individual contributions and investment performance. .. UBS equity awards, promoting company-wide success and employee retention. .. Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.


Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.


Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.


UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.


Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.


Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for our senior staff.


Question #3


The portfolio managers own shares of the UBS registered mutual fund. As that fund is not the registrant at issue here, they are not required to disclose the amount invested.


  /s/Rachel M. Wood                                         1/7/05
  -----------------                                         ------
  Rachel M. Wood                                            Date


  Associate Director
  ------------------

                       WELILNGTON MANAGEMENT COMPANY, LLP

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                                 MAYA K. BITTAR
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    34         2,736.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                           1/17/05
  ----------------                                           -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------

  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                 FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                               JEFFREY L. KRIPKE
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         17        $5,109.7
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    41         2,734.9


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                              MATTHEW E. MEGARGEL

                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                         19        $5,179.8
     other pooled investment
     vehicles:                                          14           988.2
     other accounts:                                    33         2,736.4


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3



  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  For example: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other Accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

  The following people are primarily responsible for the management of the Fund:

  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

                FISCAL YEAR-END PORTFOLIO MANAGER QUESTIONNAIRE
                       PIF PARTNERS LARGE CAP BLEND FUND
                               MICHAEL D. RODIER
                       WELLINGTON MANAGEMENT COMPANY, LLP

QUESTION: For purposes of this request, Portfolio Manager is a member of the management team who is jointly and primarily responsible for the day-to-day management (with decision-making authority) of the Fund's portfolio. If the Fund has more than one Portfolio Manager, please describe the role of each Portfolio Manager including any limitation of the person's role and the relationship between the person's role and the roles of other persons who have responsibility for the day-to-day management of the Fund's portfolio. For example, if a portfolio management team for a balanced fund has one team member who is responsible only for the overall allocation of the fund's assets among equities, bonds, and money market instruments, and other team members who are responsible only for selection of securities within a particular segment of the fund, the disclosure should describe these limitations in describing each member's role.


RESPONSE: Please see attached Appendix A.


QUESTION: Please provide the following information as of October 31, 2004 (the Fund's most recently completed fiscal year).


1. If the Portfolio Manager is primarily responsible for the day-to-day management of the portfolio of any other account, please provide:

  . the number of other accounts managed within each of the following categories and the total assets in the accounts managed within each category:

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          7        $2,076.6
     other pooled investment
     vehicles:                                          11           903.8
     other accounts:                                    84         3,762.7


    For each of the categories, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account

                                       NUMBER OF ACCOUNTS       TOTAL ASSETS
     registered investment
     companies:                                          0              0
     other pooled investment
     vehicles:                                           0              0
     other accounts:                                     4         $333.3

  QUESTION: A description of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other account included in response to this question, on the other.

  FOR EXAMPLE: Material conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the Portfolio Manager.

  RESPONSE: Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

  Wellington Management's goal is to provide high quality investment services to all of its clients, while meeting our fiduciary obligation to treat all clients fairly. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

2. QUESTION: Describe the structure of, and the method used to determine, the compensation of each Portfolio Manger. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on Fund pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the Fund's portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured. If the Portfolio Manager's compensation is based on performance with respect to some accounts but not the Fund, this must be disclosed.


  RESPONSE: Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Management Agreement dated July 2, 2003 between Wellington Management and Principal Management Corporation with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds.

  Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its investment professionals primarily responsible for the day-to-day management of each Fund ("Investment Professionals") includes a base salary and incentive components. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to a Fund is linked to the gross pre-tax performance of the Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible to receive certain pension benefits as a partner of the firm.

  Wellington Management's inventive payments to its Investment Professionals are based on comparisons of each Investment Professional's performance relative to the following benchmark and/or relevant peer group:

  FUND                                     INCENTIVE BENCHMARK(S) / PEER GROUPS*
  ----                                     -------------------------------------

  PIF Principal Large Cap Blend Fund       S&P 500
  Principal Partners Blue Chip Fund        S&P 500

3. For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000;
  $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.


  None

  /s/Sean P. Kelly                                          1/17/05
  ----------------                                          -------
  Signature of person authorized to sign on behalf of the Sub-Advisor) (Date)


  Sean P. Kelly
  -------------
  Printed Name of person signing)


  Vice President
  --------------
  Title of person signing)


  INTERNAL USE: REVIEWER'S SIGNATURE): /s/Amy B. McCann

                                   APPENDIX A
                      DISCLOSURE REGARDING FUND MANAGEMENT

The following people are primarily responsible for the management of the Fund:


  MATTHEW E. MEGARGEL, CFA. Mr. Megargel serves as the portfolio manager of the Fund. He is a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983.

  MAYA K. BITTAR, CFA. Ms. Bittar, a Vice President, joined Wellington Management in 1998 as an equity portfolio manager. Prior to joining the firm, Ms Bittar was a Senior Portfolio Manager at Firstar Investment Research and Management (1993-1998). Ms. Bittar received her MBA and MS (1991) along with her BBA (1985) from the University of Wisconsin-Madison.

  JEFFREY L. KRIPKE. Mr. Kripke, a Vice President, joined Wellington Management in 2001 as a portfolio manager. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001), Chase Asset Management (1998-1999) and Morgan Stanley Asset Management (1997-1998). Mr. Kripke received his MBA in Finance from Columbia University Graduate School of Business (1995) and his BA in Economics from Tufts University (1989).

  MICHAEL D. RODIER. Mr. Rodier, a Vice President, joined Wellington Management in 1982 while pursuing a BS degree in journalism at Suffolk University. Upon graduation in 1984, Mr. Rodier joined the firm as a fixed income analyst focusing on convertible securities. Mr. Rodier joined the US Core Equity team as an analyst and portfolio manager in 1994. As noted, Mr. Rodier received a BS in Journalism from Suffolk University (1984).

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


134    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings:


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

Principal Investors Fund                                         CONTROL PERSONS

AND PRINCIPAL HOLDERS OF SECURITIES                                   135
www.principal.com

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


136    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                                                Principal Investors Fund
                                                          1-800-547-7754

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES

The Proxy voting policies applicable to each Fund follow.

                                                                    OCTOBER 2004
                        ALLIANCE CAPITAL MANAGEMENT L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                             PROXY VOTING POLICIES

American Century Investment Management, Inc. ("American Century") is the investment manager for a variety of clients, including the American Century family of mutual funds. As such, it has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by American Century.

GENERAL PRINCIPLES

In voting proxies, American Century is guided by general fiduciary principles. It must act prudently, solely in the interest of our clients, and for the exclusive purpose of providing benefits to them. American Century will attempt to consider all factors of its vote that could affect the value of the investment. We will not subordinate the interests of clients in the value of their investments to unrelated objectives. In short, American Century will vote proxies in the manner that we believe will do the most to maximize shareholder value.


SPECIFIC PROXY MATTERS

A. ROUTINE MATTERS
------------------

  1. Election of Directors


    a. GENERALLY. American Century will generally support the election of directors that result in a board made up of a majority of independent directors. In general, American Century will vote in favor of management's director nominees if they are running unopposed. American Century believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. American Century of course maintains the ability to vote against any candidate whom it feels is not qualified. For example, we will generally vote for management's director nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Conversely, we will vote against individual directors if they do not provide an adequate explanation for repeated absences at board meetings. When management's nominees are opposed in a proxy contest, American Century will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents. In cases where American Century's clients are significant holders of a company's voting securities, management's recommendations will be reviewed with the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund, the trustee of a retirement plan).


    b. COMMITTEE SERVICE. American Century will withhold votes for non-independent directors who serve on the audit, compensation and/or nominating committees of the board.


    c. CLASSIFICATION OF BOARDS. American Century will support proposals that seek to declassify boards. Conversely, American Century will oppose efforts to adopt classified board structures.


    d. MAJORITY INDEPENDENT BOARD. American Century will support proposals calling for a majority of independent directors on a board. We believe that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.


    e. WITHHOLDING CAMPAIGNS. American Century will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (a) through (d) above.


  2. Ratification of Selection of Auditors


    American Century will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. American Century believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. We will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.


B. Equity-Based Compensation Plans


  American Century believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. American Century recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. American Century will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

  American Century will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.


  Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by American Century's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.


  American Century will generally vote against the adoption of plans or plan amendments that:

  . provide for immediate vesting of all stock options in the event of a change of control of the company (see "Anti-Takeover Proposals" below);
  . reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. American Century will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
  . establish restriction periods shorter than three years for restricted stock grants;
  . do not reasonably associate awards to performance of the company; and . are excessively dilutive to the company.

C. Anti-Takeover Proposals


  In general, American Century will vote against any proposal, whether made by management or shareholders, which American Century believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.


  1. Cumulative Voting


    American Century will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. American Century believes that the elimination of cumulative voting constitutes an anti-takeover measure.


  2. Staggered Board


    If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, American Century believes that staggered boards are primarily an anti-takeover device and will vote against them. However, American Century does not necessarily vote against the re-election of staggered boards.


  3. "Blank Check" Preferred Stock


    Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile take-over attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, American Century will vote against blank check preferred stock. However, American Century may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.


  4.  Elimination of Preemptive Rights


    When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.


    While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. American Century generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.


  5.  Non-targeted Share Repurchase


    A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. American Century finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.


  6.  Increase in Authorized Common Stock


    The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. American Century will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, American Century will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.


  7.  "Supermajority" Voting Provisions or Super Voting Share Classes


    A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. American Century believes that these are standard anti-takeover measures and will vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.


  8.  "Fair Price" Amendments


    This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. American Century will carefully examine all fair price proposals. In general, American Century will vote against fair price proposals unless it can be determined from the proposed operation of the fair price proposal that it is likely that share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.


  9.  Limiting the Right to Call Special Shareholder Meetings.


    The incorporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. American Century believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and we will vote against proposals attempting to eliminate this right and for proposals attempting to restore it.


  10. Poison Pills or Shareholder Rights Plans

    Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.


    The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. American Century believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. American Century will generally vote against all forms of poison pills.


    We will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. We will generally vote in favor of such a poison pill if it is linked to a business strategy that will - in our view - likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.


  11. Golden Parachutes


    Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, American Century will evaluate the specifics of the plan presented.


  12. Reincorporation


    Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.


    We will examine reincorporation proposals on a case-by-case basis. If American Century believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. We will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, American Century will vote affirmatively.


  13. Confidential Voting


    Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.


    Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. American Century believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, we will vote in favor of any proposal to adopt confidential voting.


  14. Opting In or Out of State Takeover Laws


    State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. American Century believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, American Century will vote in favor of opting out of restrictive state takeover laws.


C.  Other Matters


  1. Shareholder Proposals Involving Social, Moral or Ethical Matters

    American Century will generally vote management's recommendation on issues that primarily involve social, moral or ethical matters, such as the MacBride Principles pertaining to operations in Northern Ireland. While the resolution of such issues may have an effect on shareholder value, the precise economic effect of such proposals, and individual shareholder's preferences regarding such issues is often unclear. Where this is the case, American Century believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of American Century clients, and therefore will review management's assessment of the economic effect of such proposals and rely upon it if we believe its assessment is not unreasonable.


    Shareholders may also introduce social, moral or ethical proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. American Century believes that such proposals are better addressed outside the corporate arena, and will vote with management's recommendation; in addition, American Century will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.


  2.  Anti-Greenmail Proposals


    "Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. American Century believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will vote in favor of anti-greenmail proposals.


  3.  Indemnification


    American Century will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.


  4.  Non-Stock Incentive Plans


    Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and American Century will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.


  5.  Director Tenure


    These proposals ask that age and term restrictions be placed on the board of directors. American Century believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.


  6.  Directors' Stock Options Plans


    American Century believes that stock options are an appropriate form of compensation for directors, and American Century will vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.


  7.  Director Share Ownership


    American Century will vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

MONITORING POTENTIAL CONFLICTS OF INTEREST

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give American Century staff the opportunity to ask additional questions about the matter being presented. Companies with which American Century has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for American Century clients, our proxy voting personnel regularly catalog companies with whom American Century has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

          ************************************************************

The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, American Century will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.


Case-by-case determinations will be made by American Century staff, which is overseen by the General Counsel of American Century, in consultation with equity managers. Electronic records will be kept of all votes made.

Original 6/1/1989
Revised 12/05/1991
Revised 2/15/1997
Revised 8/1/1999
Revised 7/1/2003

                         ARK ASSET MANAGEMENT CO., INC.


               STATEMENT OF PROXY VOTING POLICIES AND PROCEDURES


                                  MAY 22, 2003


INTRODUCTION

Proxy voting is an important responsibility.This statement sets forth the current policies and procedures of Ark Asset Management Co., Inc. ("Ark") with regard to the voting of proxies over which we have investment responsibility.These policies and procedures are available to our clients upon request.


GENERAL PROXY VOTING POLICY

Proxy voting guidelines are required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the "Adviser's Act").Pursuant to various provisions of the Adviser's Act, Ark acts in a fiduciary capacity with respect to each of its advisory clients and, therefore, Ark must act in the interest of the beneficial owners of the accounts it manages.Accordingly, in voting proxies, Ark is guided by general fiduciary principles.Ark will attempt to consider all factors of its vote that could affect the value of the beneficial owner's investments.With respect to proxies that Ark votes, the primary objective of Ark is to vote such proxies in the manner that it believes will do the most to maximize the value of its clients' investments.Ark will likely vote against any management proposals that Ark believes could prevent companies from realizing their maximum market value, or would insulate companies and/or management, from accountability to shareholders or prudent regulatory compliance.


In addition, the Department of Labor has made it clear that the voting of proxies is an integral part of our duties as an investment manager for advisory clients that are ERISA plan assets.As such, Ark must vote proxies in the best interest of its plan clients and their participants and beneficiaries.We will do so in accordance with our fiduciary responsibilities as defined in ERISA and the regulations promulgated thereunder, exercising our professional investment judgment on all such matters.In determining our vote, we will not subordinate the economic interest of the plan and its participants and beneficiaries to any other entity or interested party.We will not, under any circumstances, allow our voting to be dictated by the position of any outsiders.It is Ark's intent to vote proxies in all instances except that, if a client participates in a stock loan program, the proxy of a stock on loan at record date may not be forwarded to Ark according to the provision of stock loan agreements.

Ark's proxy voting process is dynamic and subject to periodic review.Reflecting this ongoing process, our judgment concerning the manner in which the best economic interest of the shareholders is achieved can and has changed over time based on additional information, further analysis, and changes in the economic environment.Our policy may be revised in Ark's discretion to address any such changes.


The following summarizes Ark's current proxy voting policy and procedures.It is meant solely as a guide and cannot address every issue that may arise.All decisions will be based on our analysis of the company, its management, the merits of the individual proposal, and its expected economic impact on the specific company.


PROXY VOTING POLICIES AND PROCEDURES

Each proxy proposal is reviewed on a case-by-case basis by Ark's Proxy Coordinator to determine the issues presented in the proxy.The proxy is then marked for vote by a senior investment professional consistent with our professional investment judgment as to what will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.


A record of all proxy decisions and the rationale for voting will be retained and available for inspection by the client at any time in accordance with the procedures listed below.


BUSINESS OPERATIONS

These are proposals that are a standard and necessary aspect of business operations and that we believe will not typically have a significant effect on the value of the investment.Factors that are considered in reviewing these proposals include the financial performance of the Company, attendance and independence of board members and committees, and enforcement of strict accounting practices.Each proposal is reviewed individually and we generally support such items unless our analysis indicates activity that we consider is not in the best interest of the shareholders.Standard business operations include:

  . Name changes
  . Election of directors
  . Ratification of auditors
  . Maintaining current levels of directors' indemnification and liability
  . Increase in authorized shares (common stock only) if there is no intention to significantly dilute shareholders' proportionate interest
  . Employee stock purchase or ownership plans

CHANGES IN STATUS

There are proposals that change the status of the corporation, its individual securities, or the ownership status of the securities.We will review each issue on a case-by-case basis.As stated previously, voting decisions will be made in a manner that, in our professional investment judgment, best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.Changes in Status include proposals regarding:

  . Mergers, acquisitions, restructurings
  . Reincorporations
  . Changes in capitalization

SHAREHOLDER DEMOCRACY

We will generally vote against any proposal that attempts to limit shareholder democracy and restricts the ability of the shareholders to realize the value of their investment.This would include proposals endorsing or facilitating:

  . Increased indemnification protections for directors or officers
  . Supermajorities
  . Unequal voting rights
  . Classified boards
  . Cumulative voting
  . Authorization of new securities if intention appears to be to unduly dilute shareholders' proportionate interest
  . Amending state of incorporation if intention appears to disfavor the economic interest of the shareholders

We will generally support proposals that maintain or expand shareholder democracy such as:

  . Annual elections
  . Independent directors
  . Confidential voting
  . Proposals that require shareholder approval for:
    . Adoption or retention of "poison pills" or golden parachutes . Elimination of cumulative voting or preemptive rights
    . Reclassification of company boards

COMPENSATION

We believe reasonable compensation is appropriate for directors, executives and employees.Compensation should be used as an incentive and to align the interests of the involved parties with the long-term financial success of the Company.It should not be excessive or utilized in a way that compromises independence or creates a conflict of interest.Among the factors we consider when reviewing a compensation proposal is the potential dilution of outstanding shares, whether a plan has broad-based participation and whether a plan allows for the re-pricing of options.Each proposal is reviewed individually.


OTHER MATTERS

There are proxy proposals that address social, environmental, and issues of conscience with regard to the business conduct of a company.As with all proxies, Ark will review each issue on a case-by-case basis and determine what in our opinion, will best benefit the financial and economic interest of the advisory client, including any plan and its participants and beneficiaries.


CONFLICTS OF INTEREST

Ark must act as a fiduciary when voting proxies on behalf of its advisory clients.In that regard, Ark will seek to avoid any conflict of interest by following the proxy voting policies and procedures set forth in this document.In addition, Ark will actively monitor the proxies it receives on behalf of its advisory clients to identify and resolve any potential conflict of interest.

Where Ark identifies a potential conflict of interest, Ark will initially determine whether such potential conflict is material.Where Ark determines there is a potential for a material conflict of interest regarding a proxy, Ark will take one or some of the following steps: (i) inform the client of the conflict and Ark's voting decision; (ii) discuss the proxy vote with the client; (iii) fully disclose the material facts regarding the conflict and seek the client's consent to vote the proxy as intended; and/or (iv) seek the recommendations of an independent third party.Whenever Ark determines there is a potential for a material conflict of interest, Ark will document which step or steps it took to ensure the proxy vote or abstention was in the best interest of the client and not the product of any material conflict.Such documentation will be maintained in accordance with the recordkeeping procedures set forth below.

RECORDKEEPING

In accordance with Rule 204-2 under the Adviser's Act, Ark will maintain the following:(i) a copy of these proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes cast on behalf of a client; (iv) written records of client requests for proxy voting information, (v) written responses to a client's written or oral requests, and
(vi) any documents prepared by Ark that were material to how a proxy was voted or that memorialized the basis for the voting decision.

In maintaining item (ii) above, Ark may rely on proxy statements filed on the SEC's EDGAR system in lieu on maintaining internal copies.In maintaining item
(iii) above, Ark may rely on the records of any third party, such as a proxy voting service; provided, however, that Ark will not rely on such a third party without the express agreement of such party to provide a copy of the documents upon request.

Ark will take reasonable measures to maintain and preserve each of these documents in an easily accessible place for a period of not less than six (6) years from commencing from the end of the fiscal year during which the last entry was made on such record. During the first two (2) years of such six (6) year period, all required documents will be maintained in Ark's main office.

DISCLOSURE OF PROXY VOTING RECORD

Ark will provide a summary of these policies and procedures in its Form ADV Part II to be furnished to advisory clients.Ark will further provide a copy of these policies and procedures to any client upon request.In addition, Ark will inform its clients how they can obtain further proxy voting information about their own proxies.

Upon a request from a client, Ark will furnish its proxy voting record with respect such client's securities.In general, Ark will respond to such client request; however, any client request for information that Ark is not required to maintain pursuant to its recordkeeping responsibilities under Rule 204-2, may require additional time for an appropriate response (including, if applicable, that such records are no longer available or maintained by Ark).


Except as may be required under the Investment Company Act of 1940, in accordance with Rule 206(4)-6(b) under the Adviser's Act, Ark is not required to publicly disclose how it voted any particular proxy or group of proxies.This non-disclosure may be important for investment advisers to maintain privacy regarding clients (for example, to protect the privacy of their advisory clients' holdings).


With respect to each of Ark's advisory clients that is either an open-end or closed-end management investment company registered under the Investment Company Act of 1940 and for which Ark has been delegated the responsibility for voting the proxies, Ark will coordinate with such investment company to ensure that the information required under Form N-PX or Form N-CSR, as the case may be, is accurate and complete.

                         DIMENSIONAL FUND ADVISORS INC.
                         DIMENSIONAL FUND ADVISORS LTD.
                             DFA AUSTRALIA LIMITED.

                      PROXY VOTING POLICIES AND PROCEDURES


                    ORIGINALLY ADOPTED AS OF:  JUNE 26, 2003
                 AMENDED AND EFFECTIVE AS OF:  OCTOBER 24, 2003

INTRODUCTION

Dimensional Fund Advisors Inc. ("Dimensional") is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). Dimensional controls Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFAA") (Dimensional, DFAL and DFAA are collectively referred to as the "Advisors"). DFAL and DFAA are also investment advisors registered under the Advisers Act.


The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors. These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients. Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor. Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under ERISA.


The following Proxy Voting Policies and Procedures (the "Procedures") will apply to proxies voted by the Advisors on behalf of clients to the extent that relationships with such clients are subject to the Advisers Act or clients that are registered investment companies under the Investment Company Act of 1940 (the "40 Act"). The Advisors believe that these Procedures are reasonably designed to meet their goal of ensuring that the Advisors vote proxies in a manner consistent with the best interests of their clients.

PROCEDURES FOR VOTING PROXIES

The Investment Committee (the "Committee") at Dimensional is generally responsible for overseeing each Advisor's proxy voting process. The Committee may designate one or more of its members to oversee specific, on-going compliance with respect to these Procedures and may designate other personnel of each Advisor to vote proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors ("Authorized Persons"). The Committee may modify these Procedures from time to time to meet the goal of these Procedures.


Generally, the Advisors analyze proxy statements on behalf of their clients and vote proxies in accordance with the Procedures and the Proxy Voting Guidelines (the "Guidelines," attached as Exhibit A to these Procedures). Therefore, an Advisor generally will not vote differently for different clients except when a client has expressly directed the Advisor to vote differently for such client's account. In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will vote the client's proxies pursuant to the client's guidelines.


INTERNATIONAL PROXY VOTING

While the Advisors utilize the Procedures and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.


For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, the Advisors do not generally vote international proxies as the benefits are not expected to outweigh the costs. However, when an Advisor is made aware of and believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxies exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies. In addition, the Advisors attempt to implement, to the extent appropriate, uniform voting procedures across countries.


CONFLICTS OF INTEREST

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process. A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy. However, most proxies that the Advisors receive on behalf of their clients will be voted in accordance with the predetermined Procedures and Guidelines. Therefore, the proxy votes should not result from any conflicts of interest.


In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines, and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee. Such disclosure will include any personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.


If the Committee member determines that there is no material conflict of interest involving the Advisor or affiliated persons of the Advisor, the Committee member may approve voting the proxy contrary to the Guidelines, so long as the Committee member believes such a vote would be in the best interests of the client. If the Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Guidelines, prior to voting the Advisor will fully disclose the material conflict to the client and vote the proxy in accordance with the direction of the client. If the client has not provided the Advisor with voting instructions within a reasonable time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor will vote the proxy in accordance with the Guidelines.


AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Each Advisor will inform its clients on how to obtain information regarding the Advisor's vote of its clients' securities. The Advisor will provide its clients with a summary of its proxy voting process and policies and will inform its clients of how they can obtain a copy of the complete Procedures upon request. The Advisor will include such information described in the preceding two sentences in Part II of its Form ADV. The Advisor will also provide its existing clients with the above information.


The Advisors will also keep records of the following items: (i) their proxy voting policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); and (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision. The Advisors will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such records. For the first two years, each Advisor will store such records at its principal office.

EXHIBIT A

PROXY VOTING GUIDELINES

These Guidelines summarize the Advisors' positions on various issues and give a general indication as to how the Advisors will vote proxies on each issue. The Committee has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients. Therefore, an Advisor will usually vote proxies in accordance with the Guidelines. However an Advisor reserves the right to vote certain issues counter to the Guidelines if, after a review of the matter (which analysis will be documented in writing), the Advisor believes that a client's best interests would be served by such a vote. To the extent that the Guidelines do not cover potential voting issues, an Advisor will vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.


Each Advisor Generally Votes FOR:


 1) Routine business decisions. Routine business decisions include, but are not limited to, the following:

  . Stock splits
  . Setting the number of directors
  . Election of non-directors (clerks, secretaries, etc.)
  . Changing par value of equity
  . Adopting accounting changes, reducing stated capital accounts
  . Name change
  . Preemptive rights

 2) Reverse anti-takeover amendments. These amendments are typically brought to the ballot by a current shareholder or by the directors at the urging of an influential shareholder or creditor. The Advisor votes "for" reversing anti-takeover amendments except in cases where a current shareholder may adversely benefit from the elimination of such provision. For example, a shareholder that owns more than 50% of the outstanding shares would typically stand to benefit by a removal of a supermajority provision.

 3) Auditors. The Advisor votes "for" auditors recommended by management.

 4) Directors. The Advisor votes "for all nominees." In cases where the Advisor has voted "against" a proposal contrary to the directors' recommendations, the Advisor will vote to "withhold all nominees" in order to get the attention of the directors and, in cases where the Advisor represents a shareholder of size, persuade the directors to alter or eliminate the offending proposals. If, however, the Advisor has voted "for" a shareholder proposal that the board of directors opposed, the Advisor will not automatically vote "against" the directors.

 5) Indemnification of Directors. The Advisor votes "for" establishing or increasing indemnification and against eliminating or reducing it.

 6) Elimination/limitation of Directors' liability. The Advisor votes "for" eliminating or reducing directors' liability.

 7) Equal access to the proxy. The Advisor votes "for" equal access to the proxy.

 8) Right to act by written consent and hold special meetings. The Advisor votes "for" the right to act by written consent of the shareholders and to hold special meetings of the shareholders.

 9) Separation of audit and consulting responsibilities. The Advisor votes "for" the separation of audit and consulting responsibilities.

 10) Confidential voting. The Advisor votes "for" confidential voting proposals.

Each Advisor Generally Votes AGAINST:


 1) Reincorporation to facilitate takeover defense. Where a company is reincorporating in response to or in anticipation of a possible takeover, and there does not appear to be any reasonable business purpose (unrelated to the takeover defense) for reincorporation, the Advisor will vote "against" the proposal.

 2) Issue of new class of common stock with unequal voting rights. The Advisor will vote "against" this proposal since the Advisor can assume that "enhanced voting" stock would invariably give some party undue control over the company without a proportional capital investment.

 3) Adoption of fair price amendments. The Advisor will vote "against" adoption of fair price amendments since fair price amendments allow the company (and its board of directors) to determine whether an offer for the company's stock is "fair" to the shareholders of the stock. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

 4) Establishment of a classified Board of Directors. A classified (or staggered) board is considered an anti-takeover measure and, as such, the Advisor votes "against" it. Normally, the entire slate of directors stands for re-election at each annual meeting of shareholders. In the case of a classified board, the directors typically have terms of 2 or 3 years, resulting in only 2 or 3 directors being up for re-election year. This prohibits an outside slate of directors (i.e. hostile bidders) from gaining control of the board at one meeting.

 5) Elimination of cumulative voting. Cumulative voting is a standard shareholder voting right. It allows shareholders to cast all of their votes "for" any combination of director candidates. Elimination of this right is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

 6) Establishing/increasing preferred stock. Because of its potentially confusing "hybrid" nature, preferred stocks were once used almost exclusively to the detriment of common stockholders. Therefore, the Advisor has historically voted "against" their establishment. More recently, preferred stocks have become a more legitimate source of raising capital, and thus, the Advisor has been willing to consider each case, including conversions of various forms of debt or equity into preferred stock or vice versa, separately. However, in proxy voting, the most prevalent form of preferred stock proposal remains a "blank check". Although not normally labeled as such in proxy materials, a blank check preferred stock is typically characterized as preferred stock issuable with "terms and conditions deemed reasonable by the board of directors at the time of issuance." The Advisor votes "against" blank check preferred stock proposals.

 7) Other anti-takeover amendments. The Advisor votes "against" anti-takeover amendments.

 8) Super majority provisions. Typically, a super majority provision mandates that any proposal brought before a vote of the company's shareholders would require some stated percentage greater than 50% (usually 2/3 or 66%) in order to pass and would essentially allow a shareholder with 35% (for example) veto power over all votes of shareholders. This is considered an anti-takeover measure and, as such, the Advisor generally votes "against" anti-takeover measures.

Each Advisor Considers INDIVIDUALLY:


 1) Increase in authorized common stock. If the company seeks to increase its authorized common stock, and the increase more than doubles the company's shares outstanding, the Advisor will vote "against" the proposal, except if:
   (1) the company needs the shares for a stock split, the Advisor will make an adjustment and recalculate if the increase will "double" the adjusted number of outstanding shares; or (2) the company states a specific need, such as to issue additional shares for a financing arrangement, a payment to a large creditor, the purposes of avoiding financial difficulty, or a merger (to name a few reasonable needs), then the Advisor would vote "for" the increase, provided it was not excessive in light of the company's needs.


 2) Establish/increase stock option plan. If the proposal would encompass more than 10% of the company's shares outstanding (not shares authorized), the Advisor will vote "against" the proposal unless the company presents a strong argument for the option plan.

 3) Reorganization/merger agreements. Oftentimes, the Advisor will act as a shareholder to both parties to a merger--the acquiror (who will survive the merger/acquisition) and the acquiree (who will merge away -- cease to exist). If this is the case, the two votes will be consistent. Whether the Advisor acts on behalf of a shareholder in the acquiror or the acquiree or both, the Advisor will review recent trading activity, news stories and, at times, will discuss the proposal directly with the parties involved. If the merger announcement causes a drastic reduction in the price of the stock in which the Advisor acts on behalf of the shareholder, further investigation may be conducted. The vote may depend, among other things, on whether the conversion ratio, in cash or in stock, would roughly equal the current market value of the stock.

 4) Dissident proxy battle. When current shareholders put themselves up for election against the incumbent board of directors or conduct a consent solicitation challenging the board's recommendation, they are considered dissidents in a proxy battle (or fight or war). Typically, the Advisor will receive substantial information from both sides. In order for the Advisor to vote "for" the dissidents' proposal, the dissidents must present a strong argument against current management and must have a clearly defined plan of action.

 5) Other employee compensation plans. These are plans other than stock option plans. These plans typically "sell" the company's stock to the beneficiaries for a stated price. Also included in this category is the issuance of shares to individuals in return for services rendered. For example, board members may receive shares annually for their services, or executives may receive shares as compensation for meeting performance targets. The Advisor votes "against" plans that exceed 20% of the outstanding shares of the company's stock. If the plan is a purchase plan, the Advisor votes "against" such plan if it offers the company's stock at a "price" lower than 85% of fair market value as defined in the company's proxy statement.

 6) Various shareholder amendments. Other than shareholder proposals to reverse anti-takeover provisions (which is covered in the section entitled "Reverse anti-takeover amendments" above), the Advisor considers these proposals individually and generally votes "against" requests for disclosure, divestiture mandates, and miscellaneous political requests (requests related to tobacco, alcohol, Northern Ireland, etc.).

 7) Issues related to independent directors. The Advisor considers individually issues related to independent directors.

 8) Proposals not specified above. The Advisor will consider these individually based on relevant, appropriate information known to the Advisor.
                          MELLON FINANCIAL CORPORATION
                              PROXY VOTING POLICY
                              (APPROVED 08/20/04)

1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").


2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.


3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.


4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.


5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.


  With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.


7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.


8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.


9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.


10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.


11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                             EMERALD ADVISERS, INC.
                              PROXY VOTING POLICY

The voting policies set forth below apply to all proxies which Emerald Advisers, Inc. is entitled to vote. It is EAI's policy to vote all such proxies. Corporate governance through the proxy process is solely concerned with the accountability and responsibility for the assets entrusted to corporations. The role of
institutional   investors  in  the  governance   process  is  the  same  as  the
responsibility due all other aspects of the fund's management. First and foremost, the investor is a fiduciary and secondly, an owner. Fiduciaries and owners are responsible for their investments. These responsibilities include:


 1) Selecting proper directors

 2) Insuring that these directors have properly supervised management
 3) Resolve issues of natural conflict between shareholders and managers
  a) Compensation
  b) Corporate Expansion

  c) Dividend Policy
  d) Free Cash Flow
  e) Various Restrictive Corporate Governance Issues, Control Issues, etc.
  f) Preserving Integrity

In voting proxies, EAI will consider those factors which would affect the value of the investment and vote in the manner, which in its view, will best serve the economic interest of its clients. Consistent with this objective, EAI will exercise its vote in an activist pro-shareholder manner in accordance with the following policies.


I. BOARD OF DIRECTORS

  In theory, the Board represents shareholders, in practice, all too often Board members are selected by management. Their allegiance is therefore owed to management in order to maintain their very favorable retainers and prestigious position. In some cases, corporations never had a nominating process, let alone criteria for the selection of Board members. Shareholders have begun to focus on the importance of the independence of the Board of Directors and the nominating process for electing these Board members. Independence is an important criterium to adequately protect shareholders' ongoing financial interest and to properly conduct a board member's oversight process. Independence though, is only the first criteria for a Board. Boards need to be responsible fiduciaries in their oversight and decision-making on behalf of the owners of the corporations. Too many companies are really ownerless. Boards who have failed to perform their duties, or do not act in the best interests of the shareholders should be voted out. A clear message is sent when a no confidence vote is given to a set of directors or to a full Board.


  A. ELECTION OF DIRECTORS, a Board of Directors, or any number of Directors. In order to assure Boards are acting solely for the shareholders they represent, the following resolutions will provide a clear message to underperforming companies and Boards who have failed to fulfill duties assigned to them.
    . Votes should be cast in favor of shareholder proposals asking that boards be comprised of a majority of outside directors.
    . Votes should be case in favor of shareholder proposals asking that board audit, compensation and nominating committees be comprised exclusively of outside directors.
    . Votes should be cast against management proposals to re-elect the board if the board has a majority of inside directors.
    . Votes should be withheld for directors who nay have an inherent conflict of interest by virtue of receiving consulting fees from a corporation (affiliated outsiders).
    . Votes should be withheld, on a case by case basis, for those directors of the compensation committees responsible for particularly egregious compensation plans.
    . Votes should be withheld for directors who have failed to attend 75% of board or committee meetings in cases where management does not provide adequate explanation for absences.
    . Votes should be withheld for incumbent directors of poor performing companies; defining poor performing companies as those companies who have below average stock performance (vs. peer group/Wilshire 5000) and below average return on assets and operating margins.
    . Votes should be cast in favor of proposals to create shareholder advisory committees. These committees will represent shareholders' views, review management, and provide oversight of the board and their directors.

  B. SELECTION OF ACCOUNTANTS: EAI will generally support a rotation of accountants to provide a truly independent audit. This rotation should generally occur every 4-5 years.

  C. INCENTIVE STOCK PLANS. EAI will generally vote against all excessive compensation and incentive stock plans which are not performance related.

  D. CORPORATE RESTRUCTURING PLANS or company name changes, will generally be evaluated on a case by case basis.

  E. ANNUAL MEETING LOCATION.

    This topic normally is brought forward by minority shareholders, requesting management to hold the annual meeting somewhere other than where management desires. RESOLUTION: EAI normally votes with management, except in those cases where management seeks a location to avoid their shareholders.


  F.   PREEMPTIVE RIGHTS.

    This is usually a shareholder request enabling shareholders to participate first in any new offering of company common stock. RESOLUTION: We do not feel that preemptive rights would add value to shareholders, we would vote against such shareholder proposals.

  G.  MERGERS AND/OR ACQUISITIONS.

    Each Merger and/or acquisition has numerous ramifications for long term shareholder value. RESOLUTION: After in-depth valuation EAI will vote its shares on a case by case basis.


II.  CORPORATE GOVERNANCE ISSUES

  These issues include those areas where voting with management may not be in the best interest of the institutional investor. All proposals should be examined on a case by case basis.


  A. PROVISIONS RESTRICTING SHAREHOLDER RIGHTS.

    These provisions would hamper shareholders' ability to vote on certain corporate actions, such as changes in the bylaws, greenmail, poison pills, recapitalization plans, golden parachutes, and on any item that would limit shareholders' rights to nominate, elect, or remove directors. These items can change the course of the corporation overnight and shareholders should have the right to vote on these critical issues. RESOLUTION: Vote AGAINST
                                                     ------------------------
    management proposals to implement such restrictions and vote For shareholder
    ----------------------------------------------------------------------------
    proposals to eliminate them.
    ----------------------------


  B. ANTI-SHAREHOLDER MEASURES

    These are measures designed to entrench management so as to make it more difficult to effect a change in control of the corporation. They are normally not in the best interest of shareholders since they do not allow for the most productive use of corporate assets.


    1. CLASSIFICATION OF THE BOARD OF DIRECTORS:
      A classified Board is one in which directors are not elected in the same year rather their terms of office are staggered. This eliminates the possibility of removing entrenched management at any one annual election of directors. RESOLUTION: Vote AGAINST proposals to classify the Board and
                    ------------------------------------------------------------
      support proposals (usually shareholder initiated) to implement annual
      ---------------------------------------------------------------------
      election of the Board.
      ----------------------


    2. SHAREHOLDER RIGHTS PLANS (POISON PILLS):
      Anti-acquisition proposals of this sort come in a variety of forms. In general, issuers confer contingent benefits of some kind on their common stockholders. The most frequently used benefit is the right to buy shares at discount prices in the event of defined changes in corporate control.
      RESOLUTION: Vote Against proposals to adopt Shareholder Rights Plans, and
      -------------------------------------------------------------------------
      vote For Shareholder proposals eliminating such plans.
      ------------------------------------------------------


    3. UNEQUAL VOTING RIGHTS:
      A takeover defense, also known as superstock, which give holders disproportionate voting rights. EAI adheres to the One Share, One Vote philosophy, as all holders of common equity must be treated fairly and equally. RESOLUTION: Vote AGAINST proposals creating different classes of
               ----------------------------------------------------------------
      stock with unequal voting privileges.
      -------------------------------------


    4. SUPERMAJORITY CLAUSES:
      These are implemented by management requiring that an overly large amount of shareholders (66-95% of shareholders rather than a simple majority) approve business combinations or mergers, or other measures affecting control. This is another way for management to make changes in control of the company more difficult. RESOLUTION: Vote AGAINST management proposals
                                  ---------------------------------------------
      to implement supermajority clauses and support shareholder proposals to
      -----------------------------------------------------------------------
      eliminate them.
      ---------------


    5. FAIR PRICE PROVISIONS:
      These provisions allow management to set price requirements that a potential bidder would need to satisfy in order to consummate a merger. The pricing formulas normally used are so high that the provision makes any tender offer prohibitively expensive. Therefore, their existence can foreclose the possibility of tender offers and hence, the opportunity to secure premium prices for holdings. RESOLUTION: Vote AGAINST management
                                          -----------------------------------
      proposals to implement fair price provisions and vote FOR shareholder
      ---------------------------------------------------------------------
      proposals to eliminate them. CAVEAT: Certain fair price provisions are
      ---------------------------
      legally complex and require careful analysis and advice before concluding whether or not their adoption would serve stockholders' interest.


    6. INCREASES IN AUTHORIZED SHARES AND/OR CREATION OF NEW CLASSES OF COMMON AND PREFERRED STOCK:
      a. INCREASING AUTHORIZED SHARES.
        EAI will support management if they have a stated purpose for increasing the authorized number of common and preferred stock. Under normal circumstances, this would indicate stock splits, stock dividends, stock option plans, and for additional financing needs. However, in certain circumstances, it is apparent that management is proposing these increases as an anti-takeover measure. When used in this manner, share increases could inhibit or discourage stock acquisitions by a potential buyer, thereby negatively affecting a fair price valuation for the company. Resolution: On a case by case basis, vote AGAINST management if they attempt to increase the amount of shares that they are authorized to issue if their intention is to use the excess shares to discourage a beneficial business combination. One way to determine if management intends to abuse its rights to issue shares is if the amount of authorized shares requested is double the present amount of authorized shares.


      b. CREATION OF NEW CLASSES OF STOCK.
        Managements have proposed authorizing shares of new classes of stock, usually preferreds, which the Board would be able to issue at their discretion. The Board would also be granted the discretion to determine the dividend rate, voting privileges, redemption provisions, conversion rights, etc. without approval of the shareholders. These "blank check" issues are designed specifically to inhibit a takeover, merger, or accountability to its shareholders. Resolution: EAI would vote AGAINST
                                            ----------------------------------
        management in allowing the Board the discretion to issue any type of
        --------------------------------------------------------------------
        "blank check" stock without shareholder approval.
        -------------------------------------------------


  C. DIRECTORS AND MANAGEMENT LIABILITY AND INDEMNIFICATION

    These proposals are a result of the increasing cost of insuring directors and top management against lawsuits. Generally, managements propose that the liability of directors and management be either eliminated or limited. Shareholders must have some recourse for losses that are caused by negligence on the part of directors and management. Therefore directors and management should be responsible for their fiduciary duty of care towards the company. The Duty of Care is defined as the obligation of directors and management to be diligent in considering a transaction or in taking or refusing to take a corporate action. Resolution: On a case by case basis,
                                         ------------------------------------
    EAI votes AGAINST attempts by management to eliminate director's and
    --------------------------------------------------------------------
    management liability for their duty of care.
    --------------------------------------------


  D. COMPENSATION PLANS (INCENTIVE PLANS)

    Management occasionally will propose to adopt an incentive plan which will become effective in the event of a takeover or merger. These plans are commonly known as "golden parachutes" or "tin parachutes" as they are specifically designed to grossly or unduly benefit a select few in management who would most likely lose their jobs in an acquisition. Shareholders should be allowed to vote on all plans of this type.
    Resolution: On a case by case basis, vote AGAINST attempts by management to
    ---------------------------------------------------------------------------
    adopt proposals that are specifically designed to grossly or unduly benefit
    ---------------------------------------------------------------------------
    members of executive management in the event of an acquisition.
    ---------------------------------------------------------------


  E. GREENMAIL

    EAI would not support management in the payment of greenmail. Resolution:
                                                                  -----------
    EAI would vote FOR any shareholder resolution that would eliminate the
    ----------------------------------------------------------------------
    possibility of the payment of greenmail.
    ----------------------------------------


  F. CUMULATIVE VOTING

    Cumulative voting entitles stockholders to as many votes as equal the number of shares they own multiplied by the number of directors being elected. According to this set of rules, a shareholder can cast all votes towards a single director, or any two or more. This is a proposal usually made by a minority shareholder seeking to elect a director to the Board who sympathizes with a special interest. It also can be used by management that owns a large percentage of the company to ensure that their appointed directors are elected. Resolution: Cumulative voting tends to serve special
                           ----------------------------------------------------
    interests and not those of shareholders, therefore EAI will vote AGAINST any
    ----------------------------------------------------------------------------
    proposals establishing cumulative voting and For any proposal to eliminate
    --------------------------------------------------------------------------
    it.
    ---


  G. PROPOSALS DESIGNED TO DISCOURAGE MERGERS & ACQUISTIONS IN ADVANCE

    These provisions direct Board members to weigh socioeconomic and legal as well as financial factors when evaluation takeover bids. This catchall apparently means that the perceived interests of customers, suppliers, managers, etc. would have to be considered along with those of the shareholder. These proposals may be worded: "amendments to instruct the Board to consider certain factors when evaluation an acquisition proposal". Directors are elected to primarily to promote and protect shareholder interests. Directors should not allow other considerations to dilute or deviated from those interests. Resolution: EAI will vote AGAINST proposals
                                   -------------------------------------------
    that would discourage the most productive use of corporate assets in
    --------------------------------------------------------------------
    advance.
    --------


  H. CONFIDENTIAL VOTING

    A company that does not have a secret ballot provision had the ability to see the proxy votes before the annual meeting. In this way, management is able to know before the final outcome how their proposals are being accepted. If a proposal is not going their way, management has the ability to call shareholders to attempt to convince them to change their votes. Elections should take place in normal democratic process which includes the secret ballot. Elections without the secret ballot can lead to coercion of shareholders, employees, and other corporate partners. Resolution: Vote FOR
                                                           --------------------
    proposals to establish secret ballot voting.
    --------------------------------------------


  I.   DISCLOSURE

    Resolution: EAI will vote AGAINST proposals that would require any kind of
                --------------------------------------------------------------
    unnecessary disclosure of business records. EAI will vote For proposals that
    ----------------------------------------------------------------------------
    require disclosure of records concerning unfair labor practices or records
    --------------------------------------------------------------------------
    dealing with the public safety.
    -------------------------------


  J.   SWEETENERS

    Resolution: EAI will vote AGAINST proposals that include what are called
    ------------------------------------------------------------------------
    "sweeteners" used to entice shareholders to vote for a proposal that
    --------------------------------------------------------------------
    includes other items that may not be in the shareholders' best interest. For
    ----------------------------------------------------------------------------
    instance, including a stock split in the same proposal as a classified
    ----------------------------------------------------------------------
    Board, or declaring an extraordinary dividend in the same proposal
    ------------------------------------------------------------------
    installing a shareholders' rights plan (Poison Pill).
    -----------------------------------------------------


  K. CHANGING THE STATE OF INCORPORATION

    If management sets forth a proposal to change the State of Incorporation, the reason for the change is usually to take advantage of another state's liberal corporation laws, especially regarding mergers, takeovers, and anti-shareholder measures. Many companies view the redomestication in another jurisdiction as an opportune time to put new anti-shareholder measures on the books or to purge their charter and bylaws of inconvenient shareholder rights, written consent, cumulative voting, etc. Resolution: ON
                                                                 --------------
    A CASE BY CASE BASIS, EAI will vote AGAINST proposals changing the State of
    ---------------------------------------------------------------------------
    Incorporation for the purposes of their anti-shareholder provisions and will
    ----------------------------------------------------------------------------
    support shareholder proposals calling for reincorporation into a
    ----------------------------------------------------------------
    jurisdiction more favorable to shareholder democracy.
    -----------------------------------------------------


  L. EQUAL ACCESS TO PROXY STATEMENTS

    EAI supports stockholders' rights to equal access to the proxy statement, in the same manner that management has access. Stockholders are owners of a corporation and should not be bound by timing deadlines and other obstacles that presently shareholders must abide by in sponsoring proposals in a proxy statement. The Board should not have the ability to arbitrarily prevent a shareholder proposal from appearing in the proxy statement. Resolution: EAI
                                                                ---------------
    will support any proposal calling for equal access to proxy statements.
    -----------------------------------------------------------------------


  M.  ABSTENTION VOTES

    EAI supports changes in the method of accounting for abstention votes. Abstention votes should not be considered as shares "represented" or "cast" at an annual meeting. Only those shares cast favoring or opposing a proposal
                                                 --------------------
    should be included in the total votes cast to determine if a majority vote has been achieved. Votes cast abstaining should not be included in total votes cast. Resolution: EAI will support any proposal to change a company's
                ---------------------------------------------------------------
    by-laws or articles of incorporation to reflect the proper account for
    ----------------------------------------------------------------------
    abstention votes.
    -----------------


III.  OTHER ISSUES

  On other major issues involving questions of community interest, moral and
  social     concern, fiduciary trust and respect for the law such as:

  A. Human Rights

  B. Nuclear Issues

  C. Defense Issues

  D. Social Responsibility

  EAI, in general supports the position of management. Exceptions to this policy include:


    1. SOUTH AFRICA
      EAI will actively encourage those corporations that have South African interests to adopt and adhere to the Statement of Principles for South Africa, formerly known as the Sullivan Principles, and to take further actions to promote responsible corporate activity.


    2. NORTHERN IRELAND
      EAI will actively encourage U.S. companies in Northern Ireland to adopt and adhere to the MacBride Principles, and to take further actions to promote responsible corporate activity.

                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                            PROXY VOTING GUIDELINES

I. General Principles


  A.Except as set forth herein, portfolio securities should generally be voted in favor of incumbent directors and in favor of routine management proposals.


  B.Non-routine proposals covered by the following guidelines should generally be voted in accordance with the guidelines.


  C.Non-routine proposals not covered by the following guidelines or other special circumstances should be evaluated by the appropriate FMR analyst or portfolio manager, subject to review by the President or General Counsel of FMR or the General Counsel of FMR Corp. A significant pattern of such non-routine proposals or other special circumstances should be referred to the Committee on Operations or its designee.


II. Portfolio shares should generally be voted against anti-takeover proposals, including:


  A.Fair Price Amendments, except those that consider only a two year price history and are not accompanied by other anti-takeover measures.


  B.Classified Boards. FMR will generally vote in favor of proposals to declassify a board of directors. FMR will consider voting against such a proposal if the issuer's Articles of Incorporation or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.


  C.Authorization of "Blank Check" Preferred Stock.


  D.Golden Parachutes:


    1.Accelerated options and/or employment contracts that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.


    2.Compensation contracts for outside directors.


    3.Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.


    4.Adoption of a Golden or Tin Parachute will result in our withholding authority in the concurrent or next following vote on the election of directors.


  E.Supermajority Provisions.


  F.Poison Pills:

    1.Introduction of a Poison Pill without shareholder approval will result in FMR withholding authority in the concurrent or next following vote on the election of directors. In addition, extension of an existing Poison Pill or the adoption of a new Poison Pill without shareholder approval upon the expiration of an existing Pill will result in FMR withholding authority in the concurrent or next following vote on the election of directors.


    2.FMR will consider not withholding its authority on the election of directors if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than 5 years; and
    (d) shareholder approval is required to reinstate the expired Pill. In addition, the Funds will consider not withholding authority on the election of directors if company management indicates that the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, the Funds would withhold their vote from the election of directors at that next meeting.


    3.FMR will generally withhold authority on the election of directors if a company refuses, upon request by FMR, to amend a Poison Pill Plan to allow the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine not to withhold authority on the election of directors if a company's Poison Pill Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.


    4.Portfolio shares will be voted for shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.


    5.If shareholders are requested to approve adoption of a Poison Pill plan, the Funds will, in general, consider voting in favor of the Poison Pill plan if: (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is determined to be linked to a business strategy that will result in greater value for the shareholders; (c) the term is generally not longer than 5 years; (d) shareholder approval is required to reinstate an expired Pill; (e) the Pill contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and (f) the Pill allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities. On a case-by-case basis, FMR may determine to vote in favor of a company's Poison Pill Plan if the Plan, although imposing an aggregate ownership position limit of less than 20%, in the judgment of FMR provides the funds with sufficient investment flexibility.


  G.Elimination of, or limitation on, shareholder rights (e.g., action by written consent, ability to call meetings, or remove directors).


  H.Transfer of authority from shareholders to directors.


  I.Reincorporation in another state (when accompanied by anti-takeover provisions).


III. Stock Option Plans


  A. Stock Option plans should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against Stock Option Plan adoptions or amendments to authorize additional shares if:


    1.The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%. However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

    2.The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.


    3.The Board may, without shareholder approval, (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the number of securities which may be issued under the plan, or (iii) materially modify the requirements for participation in the plan.


    4.The granting of options to non-employee directors is subject to management discretion, the plan is administered by a compensation committee not comprised entirely of non-employee directors or the plan is administered by a board of directors not comprised of a majority of non-employee directors, versus non-discretionary grants specified by the plan's terms.


    5.However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines 2, 3 and 4 immediately above if such shares meet both of two conditions:


    a. They are granted by a compensation committee composed entirely of independent directors.


    b. They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.


    6.The plan's terms allow repricing of underwater options, or the Board/Committee has repriced options outstanding under the plan in the past 2 years. However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms, or board resolution, are met:


    a. The repricing is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;


    b. The repricing is rarely used and then only to maintain option value due to extreme circumstances beyond management's control; and


    c. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.


    7.Furthermore, if a compensation committee composed entirely of independent directors determines that options need to be granted to employees other than the company's executive officers, that no shares are currently available for such options under the company's existing plans, and that such options need to be granted before the company's next shareholder meeting, then the company may reprice options in an amount not to exceed an additional 5% or 10%, as applicable, if such company seeks authorization of at least that amount at the very next shareholders' meeting.


    8.For purposes of this Guideline III, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.


  B.FMR will generally withhold its authority on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers or directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.


  C.Proposals to reprice outstanding stock options should be evaluated on a case-by-case basis. FMR will consider supporting a management proposal to reprice outstanding options based upon whether the proposed repricing is consistent with the interests of shareholders, taking into account such factors as:

    1.Whether the repricing proposal excludes senior management and directors;


    2.Whether the options proposed to be repriced exceeded FMR's dilution thresholds when initially granted;


    3.Whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model;


    4.The company's relative performance compared to other companies within the relevant industry or industries;


    5.Economic and other conditions affecting the relevant industry or industries in which the company competes and;


    6.Any other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.


IV. Restricted Stock Awards ("RSA") should be evaluated on a case-by-case basis. Portfolio shares should generally be voted against RSA adoptions or amendments to authorize additional shares if:


  A.The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10%.
   However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.


  B.The Board may materially alter the RSA without shareholder approval, including a provision that allows the Board to lapse or waive restrictions at its discretion.


  C.The granting of RSAs to non-employee directors is subject to management discretion, versus non-discretionary grants specified by the plan's terms.


  D.The restriction period is less than 3 years. RSAs with a restriction period of less than 3 years but at least 1 year are acceptable if the RSA is performance based.


  E.However, a modest number of shares may be available for grant to employees and non-employee directors without complying with Guidelines B, C and D immediately above if such shares meet both of two conditions:


    1.They are granted by a compensation committee composed entirely of independent directors.


    2.They are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.


  F.For purposes of this Guideline IV, a large capitalization company generally means a company in the Russell 1000; the small capitalization company category generally includes all companies outside the Russell 1000.


V. Other Stock-Related Plans should be evaluated on a case-by-case basis:


  A.Omnibus Stock Plans - vote against entire plan if one or more component violates any of the criteria in parts III or IV above, except if the component is de minimus. In the case of an omnibus stock plan, the 5% and 10% limits in Guidelines III and IV will be measured against the total number of shares under all components of such plan.


  B.Employee Stock Purchase Plans - vote against if the plan violates any of the criteria in parts III and IV above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the research or recommendations of the relevant proxy research or corporate governance services, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.


  C.Stock Awards (other than stock options and RSAs) - generally vote against unless they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.


VI. Unusual Increases in Common Stock:


  A.An increase of up to 3 times outstanding and scheduled to be issued, including stock options, is acceptable; any increase in excess of 3 times would be voted against except in the case of real estate investment trusts, where an increase of 5 times is, in general, acceptable.


  B.Measured as follows: requested increased authorization plus stock authorized to be issued under Poison Pill divided by current stock outstanding plus any stock scheduled to be issued (not including Poison Pill authority).
   (If the result is greater than 3, Portfolio shares should be voted against.)


VII. Portfolio shares should, in general, be voted against the introduction of new classes of Stock with Differential Voting Rights.


VIII. With regard to Cumulative Voting Rights, Portfolio shares should be voted in favor of introduction or against elimination on a case-by-case basis where this is determined to enhance Portfolio interests as minority shareholders.


IX. Greenmail - Portfolio shares should be voted for anti-greenmail proposals so long as they are not part of anti-takeover provisions.


X. Portfolio shares should be voted in favor of charter by-law amendments expanding the Indemnification of Directors and/or limiting their liability for Breaches of Care.


  A.Portfolio shares should be voted against such proposals if FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.


XI. Portfolio shares should be voted in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.


XII. Portfolio shares should be voted in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.


XIII. Employee Stock Ownership Plans ("ESOPs") should be evaluated on a case-by-case basis. Portfolio shares should usually be voted for non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Portfolio shares should be voted against leveraged ESOPs if all outstanding loans are due immediately upon change in control.


XIV. Voting of shares in securities of any U.S. banking organization shall be conducted in a manner consistent with conditions that may be specified by the Federal Reserve Board for a determination under federal banking law that no Fund or group of Funds has acquired control of such banking organization.


XV. Avoidance of Potential Conflicts of Interest

  Voting of shares shall be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company shall be voted solely in a manner consistent with the Proxy Voting Guidelines; and (ii) voting shall be done without regard to any other Fidelity Companies' relationship, business or otherwise, with that portfolio company.


  FMR applies the following policies and follows the procedures set forth below:


  A.FMR has placed responsibility for the Funds' proxy voting in the FMR Legal Department.


  B.The FMR Legal Department votes proxies according to the Proxy Voting Guidelines that are approved by the Funds' Board of Trustees.


  C.The FMR Legal Department consults with the appropriate analysts or portfolio managers regarding the voting decisions of non-routine proposals that are not addressed by the Proxy Voting Guidelines. Each of the President or General Counsel of FMR or the General Counsel of FMR Corp. is authorized to take a final decision.


  D.When a Fidelity Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Fund's registration statement, FMR will use pass through voting or echo voting procedures.


XVI. Executive Compensation


  FMR will consider withholding authority for the election of directors and voting against management proposals on stock-based compensation plans or other compensation plans based on whether the proposals are consistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.


                                                                    October 2003

                         GOLDMAN SACHS ASSET MANAGEMENT
                                   ("GSAM")*

                             POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.


GUIDING PRINCIPLES

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and
(ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.


PUBLIC EQUITY INVESTMENTS

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.


In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.


The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.


Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.


Implementation by Portfolio Management Teams


General Overview


While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.


Active Equity


Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio
Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.


In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.


As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.


Quantitative Equity


Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).


Use of Third-Party Service Providers


We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.


GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.


GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.


Conflicts of Interest


Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.


Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.


FIXED INCOME AND PRIVATE INVESTMENTS

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.


CLIENT DIRECTION

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.


                ************************************************


                                                                      APPENDIX A

                  ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.


  1. Auditors

    Vote FOR proposals to ratify auditors, unless any of the following apply:
    . An auditor has a financial interest in or association with the company, and is therefore not independent,
    . Fees for non-audit services are excessive, or . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

  2. Board of Directors


    a. Voting on Director Nominees in Uncontested Elections
      Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.


    b. Classification/Declassification of the Board
      Vote AGAINST proposals to classify the board.

      Vote FOR proposals to repeal classified boards and to elect all directors annually.


    c. Independent Chairman (Separate Chairman/CEO)
      Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.


    d. Majority of Independent Directors/Establishment of Committees
      Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.


  3. Shareholder Rights

    a. Shareholder Ability to Act by Written Consent
      Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

      Vote FOR proposals to allow or make easier shareholder action by written consent.


    b. Shareholder Ability to Call Special Meetings
      Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


    c. Supermajority Vote Requirements
      Vote AGAINST proposals to require a supermajority shareholder vote.

      Vote FOR proposals to lower supermajority vote requirements.


    d. Cumulative Voting
      Vote AGAINST proposals to eliminate cumulative voting.

      Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


    e. Confidential Voting
      Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      Vote FOR management proposals to adopt confidential voting.


  4. Proxy Contests


    a. Voting for Director Nominees in Contested Elections
      Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.


    b. Reimbursing Proxy Solicitation Expenses
      Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.


  5. Poison Pills

    Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

  6. Mergers and Corporate Restructurings

    Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

  7. Reincorporation Proposals

    Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

  8. Capital Structure


    a. Common Stock Authorization
      Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

      Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.


    b. Dual-class Stock
      Vote AGAINST proposals to create a new class of common stock with superior voting rights.

      Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

      . It is intended for financing purposes with minimal or no dilution to current shareholders
      . It is not designed to preserve the voting power of an insider or significant shareholder

  9. Executive and Director Compensation

    Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

    Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

    a. Management Proposals Seeking Approval to Reprice Options

    Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
      . Historic trading patterns
      . Rationale for the repricing
      . Value-for-value exchange
      . Option vesting
      . Term of the option
      . Exercise price
      . Participation

    b. Employee Stock Purchase Plans

    Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    Vote FOR employee stock purchase plans where all of the following apply:
      . Purchase price is at least 85 percent of fair market value;
      . Offering period is 27 months or less; and . Potential voting power dilution is ten percent or less.

    Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

    c. Shareholder Proposals on Compensation
    Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

  10. Social and Environmental Issues

    These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

    In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
                                   APPENDIX B
                      ISS PROXY VOTING GUIDELINES SUMMARY.
                                ISS PROXY VOTING
                               GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

THE BOARD OF DIRECTORS (CHAPTER 3)
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

.. Attend less than 75 percent of the board and committee meetings without a valid excuse,
.. Implement or renew a dead-hand or modified dead-hand poison pill, .. Ignore a shareholder proposal that is approved by a majority of the shares outstanding,
.. Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,
.. Failed to act on takeover offers where the majority of the shareholders tendered their shares,
.. Are inside directors and sit on the audit, compensation, or nominating committees, and
.. Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

..In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.


SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

.. Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,
.. Majority of independent directors on board, .. All-independent key committees,
.. Committee chairpersons nominated by the independent directors, .. CEO performance reviewed annually by a committee of outside directors, .. Established governance guidelines, and
.. Company performance.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.


STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.


TERM OF OFFICE

Vote AGAINST shareholder proposals to limit the tenure of outside directors.


AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

PROXY CONTESTS (CHAPTER 4)
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

AUDITORS (CHAPTER 5)
RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES (CHAPTER 6)
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board.


Vote FOR proposals to repeal classified boards and to elect all directors annually.


SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.


Vote FOR proposals to restore shareholder ability to remove directors with or without cause.


Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.


Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board.


Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES (CHAPTER 7)
POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.


PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.


UNEQUAL VOTING RIGHTS

Vote AGAINST dual-class exchange offers.

Vote AGAINST dual-class recapitalizations.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


WHITE SQUIRE PLACEMENTS

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONS (CHAPTER 8)
CONFIDENTIAL VOTING

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.


EQUAL ACCESS

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE (CHAPTER 9)
COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.


REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.


PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.


Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.


PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.


DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control-Will the transaction result in a change in control of the company? Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

.. adverse governance changes,
.. excessive increases in authorized capital stock, .. unfair method of distribution,
.. diminution of voting rights,
.. adverse conversion features,
.. negative impact on stock option plans, and .. other alternatives such as spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION (CHAPTER 10)

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.


MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.


DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.


EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.


OBRA-RELATED COMPENSATION PROPOSALS:
.. AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

  Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

.. AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

  Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of

  Section 162(m) of OBRA.

.. AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

.. APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.


Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.


GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.


EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

STATE OF INCORPORATION (CHAPTER 11)
VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

MERGERS AND CORPORATE RESTRUCTURINGS (CHAPTER 12)
MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.


SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.


LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


CHANGING CORPORATE NAME

Vote FOR changing the corporate name.

MUTUAL FUND PROXIES (CHAPTER 13)
ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings. Votes should be withheld from directors who:

.. attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
.. ignore a shareholder proposal that is approved by a majority of shares outstanding;
.. ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
.. are interested directors and sit on the audit or nominating committee; or .. are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.


INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.


APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.


PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.


1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
potential  competitiveness;   regulatory  developments;  current  and  potential
returns; and current and potential risk.


CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.


CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.


CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.


CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.


AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST these proposals.


DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.


MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.


CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.


MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

SHAREHOLDER PROPOSALS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote AGAINST the establishment of a director ownership requirement.


REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.

SOCIAL AND ENVIRONMENTAL ISSUES (CHAPTER 14)
SOCIAL AND ENVIRONMENTAL ISSUES (CHAPTER 14)
CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

.. The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), .. The availability and feasibility of alternatives to animal testing to ensure product safety, and
.. The degree that competitors are using animal-free testing.

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

.. Whether the proposal focuses on a specific drug and region;
.. Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
.. Whether the company already limits price increases of its products;
.. Whether the company already contributes life-saving pharmaceuticals to the needy; and
.. The extent that peer companies implement price restraints.

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

.. The costs and feasibility of labeling and/or phasing out;
.. The nature of the company's business and the proportion of it affected by the proposal;
.. The proportion of company sales in markets requiring labeling or GMO-free products;
.. The extent that peer companies label or have eliminated GMOs;
.. Competitive benefits, such as expected increases in consumer demand for the company's products; and
.. The risks of misleading consumers without federally mandated, standardized labeling. Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs. Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology. Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
.. The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
.. The extent that peer companies have eliminated GMOs;
.. The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and .. Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

.. Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
.. Whether the company has adequately disclosed the financial risks of its subprime business; and
.. Whether the company has been subject to violations of lending laws or serious lending controversies.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

  . Second-hand smoke:
    . Whether the company complies with all local ordinances and regulations;
    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and
    . The risk of any health-related liabilities.
  . Advertising to youth:
    . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
    . Whether the company has gone as far as peers in restricting advertising;
      and
    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.
  . Cease production of tobacco-related products or avoid selling products to tobacco companies:
    . The percentage of the company's business affected and . The economic loss of eliminating the business versus any potential tobacco-related liabilities.
  . Spinoff tobacco-related businesses:
    . The percentage of the company's business affected;
    . The feasibility of a spinoff; and
    . Potential future liabilities related to the company's tobacco business.
  . Stronger product warnings:
    . Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.
  . Investment in tobacco stocks:
    . Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

.. Whether there are publicly available environmental impact reports;
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and .. The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

.. The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
.. The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
.. Environmentally conscious practices of peer companies, including endorsement of CERES; and

.. Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.


GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting. However, additional reporting may be warranted if:

.. The company's level of disclosure lags that of its competitors or .. The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are recycling;
.. The timetable prescribed by the proposal;
.. The costs of implementation; and
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are switching from fossil fuels to cleaner sources;
.. The timetable and specific action prescribed by the proposal; and .. The costs of implementation.

GENERAL CORPORATE ISSUES
LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

.. The relevance of the issue to be linked to pay;
.. The degree that social performance is already included in the company's pay structure;
.. The degree that social performance is used by peer companies in setting pay; .. Violations or complaints filed against the company relating to the particular social performance measure;
.. Artificial limits sought by the proposal, such as freezing or capping executive pay;
.. Independence of the compensation committee; and .. Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

.. The company is in compliance with laws governing corporate political activities, and

.. The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive. Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES

Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:

.. The company's current workplace code of conduct or adherence to other global standards and their similarity to the Principles;
.. Agreements with foreign suppliers to meet certain workplace standards;
.. How company and vendor facilities are monitored;
.. Peer company adherence to the Principles;
.. Costs and feasibility/legality of implementing the Principles;
.. Control of company and involvement of Chinese army/government; and .. Whether the company has been recently involved in labor and human rights controversies or violations.

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

.. The nature and amount of company business in that country;
.. The company's workplace code of conduct;
.. Proprietary and confidential information involved;
.. Company compliance with U.S. regulations on investing in the country; and .. Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

.. The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; .. Agreements with foreign suppliers to meet certain workplace standards;
.. How company and vendor facilities are monitored;
.. Company participation in fair labor organizations;
.. Type of business;
.. Proportion of business conducted overseas;
.. Countries of operation with known human rights abuses;
.. Whether the company has been recently involved in labor and human rights controversies or violations;
.. Peer company standards and practices; and .. Union presence in company's international factories. Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company's overseas operations. Generally vote FOR reports outlining vendor standards compliance unless:
.. The company does not operate in countries with significant human rights violations;
.. The company has no recent human rights controversies or violations; or .. The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

.. Company compliance with or violations of the Fair Employment Act of 1989;
.. Company antidiscrimination policies that already exceed the legal requirements;
.. The cost and feasibility of adopting all nine principles;
.. The cost of duplicating efforts to follow two sets of standards (Fair
  Employment and the MacBride Principles);
.. The potential for charges of reverse discrimination;
.. The potential that any company sales or contracts in the rest of the United
  Kingdom could be negatively impacted;
.. The level of the company's investment in Northern Ireland;
.. The number of company employees in Northern Ireland;
.. The degree that industry peers have adopted the MacBride Principles; and .. Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.


LANDMINES

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:

.. Whether the company currently manufactures landmines or landmine components
  and
.. Whether the company's peers have renounced future production.

SPACED-BASED WEAPONIZATION

Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:

.. The information is already publicly available or .. The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

.. The board composition is reasonably inclusive in relation to companies of similar size and business or
.. The board already reports on its nominating procedures and diversity initiatives. Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
.. The degree of board diversity;
.. Comparison with peer companies;
.. Established process for improving board diversity;
.. Existence of independent nominating committee;
.. Use of outside search firm; and
.. History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless:

.. The company has well-documented equal opportunity programs;
.. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and .. The company has no recent EEO-related violations or litigation. Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

.. The composition of senior management and the board is fairly inclusive;
.. The company has well-documented programs addressing diversity initiatives and leadership development;
.. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or
.. The company has no recent EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

.. Whether the company's EEO policy is already in compliance with federal, state, and local laws;
.. Whether the company has any recent EEO violations or litigation; and .. Whether the company faced controversies regarding unfair treatment of gay and lesbian employees. Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.
                 GLOBAL PROXY VOTING PROCEDURES AND GUIDELINES
                                  2004 EDITION
                                OCTOBER 29, 2004

TABLE OF CONTENTS- GLOBAL

PART I: JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING PROCEDURES
  A.
  Objective..............................................3
  B. Proxy
  Committee..............................................3
  C. The Proxy Voting
  Process................................................3-4
  D. Material Conflicts of
  Interest...............................................5
  E. Escalation of Material Conflicts of
  Interest...............................................5
  F.
  Recordkeeping..........................................6
  Exhibit
  A......................................................6

PART II: JPMORGAN FLEMING ASSET MANAGEMENT GLOBAL PROXY-VOTING GUIDELINES
  A. North
  America...............................................8-21

    Table of
    Contents............................................9-10


    Guidelines..........................................11-21

  B. Europe, Middle East, Africa, Central America and South
  America..............................................22-33

    Table of
    Contents...........................................23


    Guidelines.........................................24-33

   C. Asia
  (ex-Japan)...........................................34-42

    Table of
    Contents...........................................35


    Guidelines.........................................36-42

   D. Japan............................................43-44

PART I: JP MORGAN FLEMING ASSET MANAGEMENT GLOBAL

 PROXY VOTING PROCEDURES

A. Objective


  As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures. 1


  These Procedures incorporate detailed guidelines for voting proxies on specific types of issues


  (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.


B. Proxy Committee


  To oversee the proxy-voting process on an ongoing basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.


C.The Proxy Voting Process 2


  JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

___________
/ ///1/ The Washington Management Group votes proxies for the JPMorgan Value
 Opportunities Fund in accordance with their own voting policies and not the policies of JPMFAM. The / /JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent / /the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral / /Value Fund, and UM Small Cap Growth Fund vote proxies in accordance with the voting policies of their subadvisers and not the policies of JPMFAM. In the case of the Reich and / /Tang Funds in which J.P. Morgan Funds Distributors Inc. serves as the distributor, the board of trustees and officers of Reich and Tang have assumed the responsibility for fulfilling / /its proxy voting obligations and for preparing, executing, filing and disseminating the Form N-PX for the applicable registrant./
/ //2 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would / /outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or / /other burdens outweigh the benefits to clients of voting the securities./

C. The Proxy Voting Process - Continued


  Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.


  Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


   In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.


  In the event a JPMFAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification ("Certification") which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase ("JPMC") Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMFAM'S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients' interests.


D. Material Conflicts of Interest


  The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest,

  JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.


  Examples of such material conflicts of interest that could arise include circumstances in which:


  (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.


E. Escalation of Material Conflicts of Interest


  When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.


  Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

  . removing certain JPMFAM personnel from the proxy voting process;
  . "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;
  . voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or
  . deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

   The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.


F. Recordkeeping


  JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

  . a copy of the JPMFAM Proxy Voting Procedures and Guidelines;
  . a copy of each proxy statement received on behalf of JPMFAM clients;
  . a record of each vote cast on behalf of JPMFAM client holdings;
  . a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

  . a copy of the documentation of all dialogue with issuers and JPMFAM personnel created by JPMFAM personnel prior to the voting of client securities; and
  . a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

 It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.


EXHIBIT A
     Banc One High Yield Partners, LLC
     Banc One Investment Advisors Corporation
     Bank One Trust Company, NA
     J.P. Morgan Chase Bank
     J.P. Morgan Fleming Asset Management (London) Limited
     J.P. Morgan Fleming Asset Management (UK) Limited
     J.P. Morgan Investment Management Inc.
     J.P. Morgan Investment Management Limited
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited
     JF International Management Inc.

PART II: PROXY VOTING GUIDELINES

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.


JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.


PART II.A: NORTH AMERICA PROXY VOTING

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

  1. Uncontested Director Elections 11

  2. Proxy Contests 11

    a. Election of Directors 11

    b. Reimburse Proxy Solicitation Expenses 11

  3. Ratification of Auditors 11

  4. Proxy Contest Defenses 12-13

    a. Board Structure: Staggered vs. Annual Elections 12

    b. Shareholder Ability to Remove Directors 12

    c. Cumulative Voting 12

    d. Shareholder Ability to Call Special Meeting 13

    e. Shareholder Ability to Act by Written Consent 13

    f. Shareholder Ability to Alter the Size of the Board 13

  5. Tender Offer Defenses 13-14

    a. Poison Pills 13

    b. Fair Price Provisions 13

    c. Greenmail 13

    d. Unequal Voting Rights 13

    e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws 13

    f. Supermajority Shareholder Vote Requirement to Approve Mergers 14

  6. Miscellaneous Board Provisions 14-15

    a. Separate Chairman and CEO Positions 14

    b. Lead Directors and Executive Sessions 14

    c. Majority of Independent Directors 14

    d. Stock Ownership Requirements 14

    e. Term of Office 15

    f. Director and Officer Indemnification and Liability Protection 15

    g. Board Size 15

  7. Miscellaneous Governance Provisions 15-16

    a. Independent Nominating Committee 15

    b. Confidential Voting 15

    c. Equal Access 15

    d. Bundled Proposals 15

    e. Charitable Contributions 15

    f. Date/Location of Meeting 15

    g. Include Nonmanagement Employees on Board 16

    h. Adjourn Meeting if Votes are Insufficient 16

    i. Other Business 16

    j. Disclosure of Shareholder Proponents 16

  8. Capital Structure 16-17

    a. Common Stock Authorization 16

    b. Stock Distributions: Splits and Dividends 16

    c. Reverse Stock Splits 16

    d. Blank Check Preferred Authorization 16

    e. Shareholder Proposals Regarding Blank Check Preferred Stock 16

    f. Adjustments to Par Value of Common Stock 16

    g. Restructurings/Recapitalizations 17

    h. Share Repurchase Programs 17

    i. Targeted Share Placements 17

PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

  9. Executive and Director Compensation 17-18

    a. Stock-based Incentive Plans 17-18

    b. Approval of Cash or Cash-and-Stock Bonus Plans 18

    c. Shareholder Proposals to Limit Executive and Director Pay 18

    d. Golden and Tin Parachutes 18

    e. 401(k) Employee Benefit Plans 18

    f. Employee Stock Purchase Plans 18

    g. Option Expensing 18

    h. Option Repricing 18

    i. Stock Holding Periods 18

  10. Incorporation 19

    a. Reincorporation Outside of the United States 19

    b. Voting on State Takeover Statutes 19

    c. Voting on Reincorporation Proposals 19

  11. Mergers and Corporate Restructurings 19

    a. Mergers and Acquisitions 19

    b. Nonfinancial Effects of a Merger or Acquisition 19

    c. Corporate Restructuring 19

    d. Spin-offs 19

    e. Asset Sales 19

    f. Liquidations 19

    g. Appraisal Rights 19

    h. Changing Corporate Name 19

  12. Social and Environmental Issues 19-20

    a. Energy and Environment 19

    b. Northern Ireland 20

    c. Military Business 20

    d. International Labor Organization Code of Conduct 20

    e. Promote Human Rights in China, Nigeria, and Burma 20

    f. World Debt Crisis 20

    g. Equal Employment Opportunity and Discrimination 20

    h. Animal Rights 20

    i. Product Integrity and Marketing 20

    j. Human Resources Issues 20

    k. Link Executive Pay with Social and/or Environmental Criteria 20

  13. Foreign Proxies 21

  14. Pre-Solicitation Contact 21

PART II.A: NORTH AMERICA GUIDELINES

  1. Uncontested Director Elections

    Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

    1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

    2) implement or renew a dead-hand or modified dead-hand poison pill; or

    3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

    4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

    5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or

    6) WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent; or

    7) WITHHOLD votes from directors who sit on more than six boards; or

    8) WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a - Stock-Based Incentive Plans, last paragraph).

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

  2. Proxy Contests

     2a. Election of Directors

       Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b. Reimburse Proxy Solicitation Expenses

       Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

  3. Ratification of Auditors

    Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

    Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

    Generally vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

  4. Proxy Contest Defenses

    4a. Board Structure: Staggered vs. Annual Elections

       Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

        1) Majority of board composed of independent directors,

        2) Nominating committee composed solely of independent directors,

        3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

        4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

        5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

        6) Absence of superior voting rights for one or more classes of stock,

        7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

        8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b. Shareholder Ability to Remove Directors

       Vote against proposals that provide that directors may be removed only for cause.

       Vote for proposals to restore shareholder ability to remove directors with or without cause.

       Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

       Vote for proposals that permit shareholders to elect directors to fill board vacancies.

    4c. Cumulative Voting

       Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

       1) Annually elected board,

       2) Majority of board composed of independent directors,

       3) Nominating committee composed solely of independent directors,

       4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

       5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

       6) Absence of superior voting rights for one or more classes of stock,

       7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

       8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

    4d. Shareholder Ability to Call Special Meeting

       Vote against proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

       Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

     4e. Shareholder Ability to Act by Written Consent

       We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

        We generally vote against proposals to allow or facilitate shareholder action by written consent.

     4f. Shareholder Ability to Alter the Size of the Board

        Vote for proposals that seek to fix the size of the board.

        Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

  5. Tender Offer Defenses

     5a. Poison Pills

       Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

       Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

       Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

       Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b. Fair Price Provisions

       Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

       Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

    5c. Greenmail

       Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    5d. Unequal Voting Rights

       Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

       Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

    5e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws

       Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

       Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

    5f. Supermajority Shareholder Vote Requirement to Approve Mergers

       Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

       Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  6. Miscellaneous Board Provisions

    6a. Separate Chairman and CEO Positions

       We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/ president post. Such a structure should include most or all of the following:
       . Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

         (1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

         (2) Serves as liaison between the chairman and the independent directors,

         (3) Approves information sent to the board,

         (4) Approves meeting agendas for the board,

         (5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

         (6) Has the authority to call meetings of the independent directors, and

         (7) If requested by major shareholders, ensures that he is available for consultation and direct communication;
       . 2/3 of independent board;
       . All-independent key committees;
       . Committee chairpersons nominated by the independent directors;
       . CEO performance is reviewed annually by a committee of outside directors; and
       . Established governance guidelines.

     6b. Lead Directors and Executive Sessions

       In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/ Chairman present).

     6c. Majority of Independent Directors

       We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

       Vote for shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

       Generally vote for shareholder proposals asking for a 2/3 independent board.

     6d. Stock Ownership Requirements

        Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

    6e. Term of Office

       Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f. Director and Officer Indemnification and Liability Protection

       Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

       Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

       Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

       Vote for proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6g. Board Size

       Vote for proposals to limit the size of the board to 15 members.

  7. Miscellaneous Governance Provisions

    7a. Independent Nominating Committee

       Vote for the creation of an independent nominating committee.

    7b. Confidential Voting

       Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

       Vote for management proposals to adopt confidential voting.

     7c. Equal Access

       Vote for shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d. Bundled Proposals

       Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e. Charitable Contributions

       Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f. Date/Location of Meeting

       Vote against shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

    7g. Include Nonmanagement Employees on Board

       Vote against shareholder proposals to include nonmanagement employees on the board.

       Constituency representation on the board is not supported, rather decisions are based on director qualifications.

    7h. Adjourn Meeting if Votes are Insufficient

       Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

    7i. Other Business

       Vote for proposals allowing shareholders to bring up "other matters" at shareholder meetings.

    7j. Disclosure of Shareholder Proponents

       Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

  8. Capital Structure

    8a. Common Stock Authorization

       Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

       Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

    8b. Stock Distributions: Splits and Dividends

       Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c. Reverse Stock Splits

       Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

       Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d. Blank Check Preferred Authorization

       Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

       Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

       Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

       Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

    8e. Shareholder Proposals Regarding Blank Check Preferred Stock

       Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    8f. Adjustments to Par Value of Common Stock

       Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

    8g. Restructurings/Recapitalizations

       Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. Consider the following issues:

       Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

       Change in Control-Will the transaction result in a change in control of the company?

       Bankruptcy-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

    8h. Share Repurchase Programs

       Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i. Targeted Share Placements

       These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer.

       These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

  9. Executive and Director Compensation

    9a. Stock-based Incentive Plans

       Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

       Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

       Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote-even in cases where the plan cost is considered acceptable based on the quantitative analysis.

    9a. Stock-based Incentive Plans - Continued

       For companies in the Russell 3000 we will generally vote against a plan when there is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

       We will generally vote against shareholder proposals for stock-based incentive plans, for companies in technology sectors, when the plan includes provisions for expensing options. We are in favor of expensing options; however, we feel it will disadvantage companies in the technology sector that we own and we will wait until expensing options become a common practice within the sector.

    9b. Approval of Cash or Cash-and-Stock Bonus Plans

       Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

    9c. Shareholder Proposals to Limit Executive and Director Pay

       Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

       Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

       Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

    9d. Golden and Tin Parachutes

       Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

    9e. 401(k) Employee Benefit Plans

       Vote for proposals to implement a 401(k) savings plan for employees.

    9f. Employee Stock Purchase Plans

       Vote for employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

       Vote against employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

    9g. Option Expensing

       Generally, vote for shareholder proposals to expense fixed-price options.

       Vote against shareholder proposals to expense fixed-price options in technology sectors.

    9h. Option Repricing

       In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

    9i. Stock Holding Periods

       Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

  10. Incorporation

    10a. Reincorporation Outside of the United States

       Generally speaking, we will vote against companies looking to reincorporate outside of the U.S.

    10b. Voting on State Takeover Statutes

       Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

    10c. Voting on Reincorporation Proposals

       Proposals to change a company's state of incorporation should be examined on a case-by-case basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

  11. Mergers and Corporate Restructurings

    11a. Mergers and Acquisitions

       Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

    11b. Nonfinancial Effects of a Merger or Acquisition

       Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

  11c. Corporate Restructuring

       Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

    11d. Spin-offs

       Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

    11e. Asset Sales

       Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

    11f. Liquidations

       Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    11g. Appraisal Rights

       Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

    11h. Changing Corporate Name

       Vote for changing the corporate name.

  12. Social and Environmental Issues

    12a. Energy and Environment

       Vote case-by-case on proposals that request companies to subscribe to the CERES Principles.

       Vote case-by-case on disclosure reports that seek additional information.

    12b. Northern Ireland

       Vote case-by-case on proposals pertaining to the MacBride Principles.

       Vote case-by-case on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

    12c. Military Business

       Vote case-by-case on defense issue proposals.

       Vote case-by-case on disclosure reports that seek additional information on military-related operations.

    12d. International Labor Organization Code of Conduct

       Vote case-by-case on proposals to endorse international labor organization code of conducts.

       Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

    12e. Promote Human Rights in China, Nigeria, and Burma

       Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, and Burma.

       Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

    12f. World Debt Crisis

       Vote case-by-case on proposals dealing with third world debt.

       Vote case-by-case on disclosure reports regarding company activities with respect to third world debt.

    12g. Equal Employment Opportunity and Discrimination

       Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

       Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

    12h. Animal Rights

       Vote case-by-case on proposals that deal with animal rights.

    12i. Product Integrity and Marketing

       Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

       Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

    12j. Human Resources Issues

       Vote case-by-case on proposals regarding human resources issues.

       Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

    12k. Link Executive Pay with Social and/or Environmental Criteria

       Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

       Vote case-by-case on disclosure reports that seek additional information regarding this issue.

  13. Foreign Proxies

    Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

  14. Pre-Solicitation Contact

    From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

    What is material non-public information?

    The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

    . a pending acquisition or sale of a substantial business;
    . financial results that are better or worse than recent trends would lead one to expect;
    . major management changes;
    . an increase or decrease in dividends;
    . calls or redemptions or other purchases of its securities by the company; . a stock split, dividend or other recapitalization; or . financial projections prepared by the Company or the Company's representatives.

    What is pre-solicitation contact?


    Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"


    Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.


    It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.


PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA PROXY VOTING

PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES TABLE OF CONTENTS

  1. Reports & Accounts 24

    a. Annual Report 24

    b. Remuneration Report 24

  2. Dividends 24

  3. Auditors 24

    a. Auditor Independence 24

    b. Auditor Remuneration 24

  4. Boards 25-26

    a. Chairman & CEO 25

    b. Board Structure 25

    c. Board Size 25

    d. Board Independence 25

    e. Board Committees 25-26

  5. Directors 26-27

    a. Directors' Contracts 26

    b. Executive Director Remuneration 26

    c. Director Liability 27

    d. Directors over 70 27

  6. Non-Executive Directors 27

    a. Role of Non-Executive Directors 27

    b. Director Independence 27

    c. Non-Executive Director Remuneration 27

    d. Multiple Directorships 27

    e. Investment Trust Directors 27

  7. Issue of Capital 28

    a. Issue of Equity 28

    b. Issue of Debt 28

    c. Share Repurchase Programmes 28

  8. Mergers/Acquisitions 28

  9. Voting Rights 28

  10. Share Options/Long-Term Incentive Plans (L-TIPs) 29

    a. Share Options 29

    b. Long-Term Incentive Plans (L-TIPs) 29

  11. Others 29-30

    a. Poison Pills 29

    b. Composite Resolutions 30

    c. Social/Environmental Issues 30

    d. Charitable Issues 30

    e. Political Issues 30

  12. Activism 30-32

    a. Shareholder Activism and Company Engagement 30

    b. Activism Policy 31-32

  13. Sustainability 32-33

    a. Sustainability Statement 32

    b. Sustainability Policy 32-33

PART II.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES

  1. Reports & Accounts

    1a. Annual Report

       Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

       The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist. For UK companies, a statement of compliance with the Combined Code should be made, together with detailed explanations regarding any area of non-compliance.

       Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (while meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

    1b. Remuneration Report

       The remuneration policy as it relates to senior management should be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of executive directors' emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that the explanation is insufficient.

       See Executive Director Remuneration

  2. Dividends

    Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

  3. Auditors

    3a. Auditor Independence

       Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

    3b. Auditor Remuneration

       Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

       We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

       See Audit Committee

  4. Boards

    4a. Chairman & CEO

       The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

    4b. Board Structure

       JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

       JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

    4c. Board Size

       Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

    4d. Board Independence

       JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

       We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should have at least three independent non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

       JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

       See Non Executive Directors

    4e. Board Committees

       Where appropriate, boards should delegate key oversight functions to independent committees.

       The Chairman and members of any Committee should be clearly identified in the annual report.

       (i) Nomination Committee

         There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation. Nomination Committees should be majority-independent.

       (ii) Remuneration Committee

         Boards should appoint Remuneration Committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross-directorships and no day-to-day involvement in the running of the business. We would oppose the re-election of any non-executive director who, in our view, had failed to exercise sound judgement on remuneration issues.

         Responsibility for the remuneration report (where applicable) should lie with the Remuneration Committee.

         See Remuneration Report

    4e. Board Committees - Continued

       (iii) Audit Committee

         An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

  5. Directors

    5a. Directors' Contracts

       JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK Government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

       Generally, we encourage contracts of one year or less and vote accordingly. Unless the Remuneration Committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the re-election of any director who has such a contract, as well as consider the re-election of any director who is a member of the Remuneration Committee.

       Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

       Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF takes into account local market practice when making judgements in this area.

    5b. Executive Director Remuneration

       Executive remuneration is, and will remain, a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of Remuneration Committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report.

       JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans.

       We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

       See Stock Options and Long-Term Incentive Plans (L-TIPs)

       See Remuneration Report

    5c. Director Liability

       In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

       JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

    5d. Directors over 70

       While special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

  6. Non-Executive Directors

    6a. Role of Non-Executive Directors

       As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the re-election of non- executive directors whom we no longer consider to be independent.

       In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

       In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

       Audit and Remuneration Committees should be composed exclusively of independent directors.

    6b. Director Independence

       We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

       A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

    6c. Non-Executive Director Remuneration

       JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

    6d. Multiple Directorships

       In order to be able to devote sufficient time to his or her duties, we would not normally expect a non- executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

       We agree with the findings of the Higgs Report in the UK that no single individual should chair more than one major listed company.

    6e. Investment Trust Directors

       In the UK, the boards of investment trust companies are unusual in being normally comprised solely of non-executive directors, the majority of whom are independent of the management company. We believe this to be appropriate and expect boards to comply with the Combined Code, except where such compliance is clearly inappropriate (e.g. Nomination Committees). Given the highly specialised nature of these companies it is particularly important that the board contains the correct mix of skills and experience.

  7. Issue of Capital

    7a. Issue of Equity

       In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

       JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of pre-emptive rights if they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions).

        JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

    7b. Issue of Debt

       Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

       JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

    7c. Share Repurchase Programmes

       Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

       We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

  8. Mergers/Acquisitions

    Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

  9. Voting Rights

    JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

    Similarly, we will generally oppose amendments to require supermajority (i.e. more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

  10. Share Options/Long-Term Incentive Plans (L-TIPs)

    10a. Share Options

       Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

       Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

       We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

    10b. Long-Term Incentive Plans (L-TIPs)

       A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

       JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

       Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

       In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect Remuneration Committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

  11. Others

    11a. Poison Pills

       Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

       In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are, in fact, sometimes used as tools to entrench management.

       JPMF will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

    11b. Composite Resolutions

       Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

    11c. Social/Environmental Issues

       The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

       Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's Sustainability Policy.

       See Sustainability

    11d. Charitable Issues

       Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

    11e. Political Issues

       JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

  12. Activism

    12a. Shareholder Activism and Company Engagement

       In November 2002, the Institutional Shareholders' Committee ("ISC"), comprising the trade bodies of the UK's investing institutions, published a Statement of Principles which sets out the responsibilities of institutional shareholders in respect of investee companies. JPMF endorses the ISC Principles, which are set out below:

       "Institutional shareholders and/or agents in relation to their responsibilities in respect of investee companies ... will:
       . set out their policy on how they will discharge their responsibilities
         - clarifying the priorities attached to particular issues and when they will take action
       . monitor the performance of and establish, where necessary, a regular dialogue with investee companies
       . intervene where necessary
       . evaluate the impact of their activism
       . report back to clients/beneficial owners"

       It is important to note that the above only applies in the case of UK companies, irrespective of their market capitalisation, although there will be occasions when intervention is not appropriate for reasons of cost-effectiveness or practicability. However, JPMF will continue to intervene outside the UK where we believe this to be necessary in order to protect our clients' interests.

       The full text of the Principles is available from JPMF or it can be found on the Investment Management Association web-site (www.investmentuk.org)

    12b. Activism Policy

       (i) Discharge of Responsibilities

         a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

         b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. While we attach considerable importance to meetings with management (and several hundred take place in the UK each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

         c) As noted in our Corporate Governance Guidelines we expect companies to comply with the standards of corporate governance set out in the Combined Code and will use our votes to encourage compliance.

         d) Where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. Engagement on corporate governance issues such as remuneration and board structures is ongoing and does not only occur at the time of an AGM. Performance issues where more active intervention is appropriate will include failure to achieve strategic targets for the development of the business or perceived weaknesses in the management structure. The approach involves active discussion with company management and directors and, if necessary, participation in action groups, but not direct involvement in management.

         e) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

         f) Our policy is to vote at all UK company meetings on behalf of all clients where we have authority to do so.

       (ii) Monitor Performance

         As noted above the monitoring of company performance is a key part of our investment processes. Our voting records are available to clients and serve to demonstrate, among other things, our support or otherwise for a company's board structure and remuneration policies. All votes against company management are minuted and signed off by the Proxy Committee. In addition we maintain a log of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMF.

       (iii) Intervening Where Necessary

         a) As we have an active approach to proxy voting we do, in one sense, intervene frequently in company affairs and will vote against or abstain on resolutions at company meetings where we believe it to be in the best interests of our clients. Whenever we intend to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour.

  12b.Activism Policy - Continued


         b) JPMF does not intervene directly in the management of companies. However, we will arrange to meet with senior management where a company has failed to meet our expectations, but we believe that the potential of the company still justifies retention in our clients' portfolios. On such occasions we expect management to explain what is being done to bring the business back on track. If possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

       (iv) Evaluating and Reporting

         We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success of our monitoring is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

         Reports detailing our engagement activity are available to clients on a quarterly basis.

  13. Sustainability

    13a. Sustainability Statement

       From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on Corporate Social Responsibility ("CSR") in their Statement of Investment Principles.

       JPMF has had experience of tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our ethical screens will meet the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

       For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios. This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

       For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

    13b. Sustainability Policy

       Where JPMF engages with companies on broader sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

       Where sustainability issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

    13b. Sustainability Policy - Continued

       In formulating our Sustainability Policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of CSR among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy. We would normally expect companies to publish a statement on CSR within their Annual Report, or to provide a separate CSR report to shareholders.

       The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

PART II.C: ASIA (EX-JAPAN) PROXY VOTING

PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES

TABLE OF CONTENTS

  I Principles 36

  II Policy and Procedures 37-38

    1. Proxy Committee 37

    2. Voting 37

    3. Engagement 37

    4. Conflicts of Interest 38

  III Voting Guidelines 38-42

    1. Reports & Accounts 38

    2. Dividends 38

    3. Auditors 38

    4. Boards 39

    5. Directors 39

    6. Non-Executive Directors 40

    7. Issue of Capital 40-41

    8. Mergers/Acquisitions 41

    9. Voting Rights 41

    10. Share Options/Long-Term Incentive Plans (L-TIPs) 41

    11. Others 41

  IV Activism 42

  V Sustainability 42

PART II.C: ASIA EX-JAPAN PROXY VOTING GUIDELINES

  I. PRINCIPLES

    JF Asset Management ("JFAM") is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients' assets and we expect those companies to demonstrate high standards of governance in the management of their business.

    We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

    1. Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

    2. Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

    3. Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

    4. Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients' votes.

    5. Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

    6. Disclosure. JFAM's corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

    7. Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

JF ASSET MANAGEMENT

HONG KONG PROXY COMMITTEE

  II. POLICY and PROCEDURES

    JF Asset Management ("JFAM") manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

    1. Proxy Committee

       The Hong Kong Proxy Committee has been established to oversee the proxy voting process in the Asia ex-Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines to ensure they are aligned with best practice; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

    2. Voting

       As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

       In view of our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM's voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

       Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

       For markets in Asia ex-Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients' best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/restructurings, takeover/merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients' best interests are served. Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients' best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients' best interests are served.

       Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

    3. Engagement

       We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

    4. Conflicts of Interest

       In order to maintain the integrity and independence of JFAM's proxy-voting decisions, JPMorgan Chase (including JPMFAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals.

       Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request.

       Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

  III. VOTING GUIDELINES

    1. REPORTS & ACCOUNTS

       1a. Annual Report

         Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

         The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

         Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

    2. DIVIDENDS

       Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

    3. AUDITORS

       3a. Auditor Independence

         Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

       3b. Auditor Remuneration

         Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

    4. BOARDS

       4a. Chairman & CEO

         JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

       4b. Board Structure

         JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

       4c. Board Size

         Boards with more than 20 directors are considered to be excessively large.

       4d. Board Independence

         JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions.

         We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

         JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

       4e. Board Committees

         Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

    5. DIRECTORS

       5a. Executive Director's Remuneration

         Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

         JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

       5b. Director's Liability

         In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

         JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

       5c. Directors over 70

         JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer himself or herself for re-election each year.

    6. NON-EXECUTIVE DIRECTORS

       6a. Role of Non-Executive Directors

         As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

         In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

         In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

         Audit and Remuneration Committees should be composed exclusively of independent directors.

       6b. Director Independence

         We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

       6c. Multiple Directorships

         In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

    7. ISSUE OF CAPITAL

       7a. Issue of Equity

         In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

         JFAM will vote in favour of increases in capital which enhance a company's long-term prospects.

       7b. Issue of Debt

         Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

         JFAM will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

       7c. Share Repurchase Programmes

         Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

         We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

    8. MERGERS / ACQUISITIONS

       Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/ acquisition terms.

    9. VOTING RIGHTS

       JFAM believes in the fundamental principle of "one share, one vote". Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

    10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

       10a. Share Options

         Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

         We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

       10b. Long-Term Incentive Plans (L-TIPs)

         A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/ or performance to be satisfied over more than one financial year.

         JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

    11. OTHERS

       11a. Charitable Issues

         Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

       11b. Political Issues

         JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

  IV. ACTIVISM

    Activism Policy


    1. Discharge of Responsibilities

       a) Our primary responsibility is to protect our clients' interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

       b) Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients' portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex-Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

       c) Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients' best interests.

    2. Monitor Performance

       Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

    3. Evaluating and Reporting

       We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance.

  V. Sustainability

    Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.


    Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.


    It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.


PART II.D: JAPAN PROXY VOTING

PART II.D: JAPAN PROXY VOTING GUIDELINES

  1. Number of Directors

    To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

  2. Director's Tenure

    Director's tenure should be equal to/less than 1 year.

  3. Director's Remuneration

    Remuneration of directors should generally be determined by an independent committee.

  4. Audit fees

    Audit fees must be at an appropriate level.

  5. Capital Increase

    Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

  6. Borrowing of Funds

    Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

  7. Share Repurchase Programs

    Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

  8. Payout ratio

    As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

  9. Mergers/Acquisitions

    Mergers and acquisitions must only be consummated at a price representing fair value.

  10. Stock Options

    Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

  11. Political Contributions

    Do not approve any use of corporate funds for political activities.

  12. Environmental/Social Issues

    Do not take into account environmental/social issues that do not affect the economic value of the company.

                              LOS ANGELES CAPITAL
                                   MANAGEMENT
                            PROXY VOTING PROCEDURES
                                 I.INTRODUCTION

Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).


II. STATEMENT OF POLICIES AND PROCEDURES


  A.Client's Best Interest


    LACM's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. We are able to accomplish this by employing Glass, Lewis & Co. who has partnered with Investor Responsibility Research Center
    (IRRC) to act as an independent voting agent on our behalf thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis and voting recommendations while IRRC manages the operational end of the process, ensuring compliance with all applicable laws and regulations.


  B.Case-by-Case Basis


    Although we have established guidelines which were developed in conjunction with Glass, Lewis & Co., and we have a pre-determined voting policy, each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.

  C.Conflicts of Interest


    Any material conflicts that arise are resolved in the best interest of clients. We believe by employing Glass, Lewis & Co. in conjunction with IRRC to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM's interests and those of our clients. Most votes are based on a pre-determined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.


  D.Limitations

    1. Limited Value. LACM reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

    2. Special Considerations. Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

      a. Mutual Funds
       (1) Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.4
       (2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.
       (3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.
      b.  ERISA Accounts
       (1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.
       (2) From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

  E. Client Direction


    LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client's portfolio holdings. LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client's wishes particularly when it is different from the adviser's policies and procedures.


  F.Basis for Formulation


    LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program.
     Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm's accounts. In addition, LACM has created and adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.


    LACM may also incorporate information gathered from other sources beyond Glass, Lewis & Co. These include:

    1. Source of Information. The adviser may conduct research internally and/or use the resources of an independent research consultant.

    2. Information. The adviser's policies and procedures may be based on the following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.

  G.Shareholder Activism


    The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.


  H. Availability of Policies and Procedures


    LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.


  I.Disclosure of Vote


    Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

    1. Clients LACM will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of LACM at 310-479-9878.

    2. Third Parties LACM has a general policy of not disclosing to third parties how it (or its voting delegate) voted a client's proxy.


III. RESPONSIBILITY AND OVERSIGHT


  A.Designated Individual or Committee LACM has a designated compliance officer who has the responsibility for administering and overseeing the proxy voting process. In addition there is a Proxy Committee who formally approves and reviews all proxy guidelines, procedures and voting records.


  B.Duties of the Compliance Officer and the Proxy Committee.


    1.Develop, authorize, implement and update the policies and procedures;


    2.Oversee the proxy voting process;


    3.Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;


    4.Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;


    5.The committee will meet as necessary to fulfill its responsibilities.


IV. PROCEDURES


  A.Client Direction LACM's responsibility for voting proxies are determined generally by the obligations set forth under each advisory contract.


    1.ERISA Accounts Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)


    2. Change in Client Direction. LACM, while accepting direction from clients on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.


  B.Process of Voting Proxies

    1.Obtain Proxy Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly Glass, Lewis & Co., the voting delegate.

    a. Securities Lending. LACM may recall securities that are part of a securities lending program for materially important votes.


    2.Match Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.


    3.Categorize Each proxy is reviewed and categorized according to issues and the proposing parties.


    4.Conflicts of Interest Each proxy is reviewed by the proxy administrator or committee member to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote, LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.


     5.Vote Glass, Lewis & Co. then votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.


    6.Review Glass, Lewis & Co. has the responsibility to ensure that materials are received by LACM in a timely manner.

    a. The compliance officer and proxy committee reconciles on a regular basis proxies received against holdings on the record date of client accounts over which the adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

    b. LACM conducts this review through a software package.


  C.Voting Delegate. LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions. Glass, Lewis & Co. is charged with the following duties.


    I . Documentation. Glass, Lewis & Co. will document any decision to delegate its voting authority to a voting delegate.


    2.Services. In addition to the mechanics of voting proxies, we employ Institutional Shareholder Services to provide LACM with corporate governance information and due diligence related to making appropriate proxy voting decisions.


    3.Final Authority. Despite the relationship with Glass, Lewis & Co., LACM retains final authority and fiduciary responsibility for proxy voting.


    4.Consistency. LACM has verified that Glass, Lewis & Co.'s procedures are consistent with LACM's policies and procedures.


    5. Reports. Glass, Lewis & Co. will make periodic reports to the proxy administrator and committee quarterly and annually on the voting records across accounts.


  D.Recordkeeping

    1.Section 204   Glass, Lewis & Co. maintains all records of proxies voted
    pursuant to Section 204-2 of the Advisers Act.


    2.Contents

    a. As required by Rule 204-2(c): (1) a copy of its policies and procedures;
      (2) proxy statements received regarding client securities (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
      (5) each written client request for proxy voting records and LACM's written response to any (written or oral) client request for such records.

    b. For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations. (DOL Bulletin 942) Retention may include:

      (1) issuer name and meeting;

      (2) issues voted on and record of the vote;

      (3) number of shares eligible to be voted on the record date; and

      (4) numbers of shares voted.


    3.Duration Proxy voting books and records will be maintained at Glass, Lewis & Co., who will provide copies of those records promptly upon request, for a period of five years.

                        MAZAMA CAPITAL MANAGEMENT, INC.

POLICY

Mazama Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.


Guiding Principles
------------------

Proxy voting procedures must adhere to the following broad principles:

  . Voting rights have economic value and must be treated accordingly. This means fiduciaries (the Company) have a duty to vote proxies in those cases where fiduciary responsibility has been delegated to the Company.
  . Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.
  . Fiduciaries should keep records of proxy voting.

Delegation
----------

In cases where voting authority is delegated to an investment manager, no one can direct the investment manager's vote on a specific issue or on a specific company unless that contingency is specified in the plan document. If such direction of a vote occurs in the absence of a formal specification in the plan document, both parties would be guilty of an ERISA violation. Finally, even if voting power is delegated, the trustee or named fiduciary is still responsible for monitoring what the investment manager or proxy voting agent does.


Current Policies and Procedures
-------------------------------

Mazama Capital Management takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy. A negative vote may be registered on proxies containing overly restrictive anti-takeover provisions. However, Mazama Capital Management strongly favors having only independent board members in all sub committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the subcommittees.


Voting Procedures
-----------------
  . All proxy materials received on behalf of clients are forwarded to
    Institutional Shareholder Services (ISS).
  . Using ISS, Director of Research will determine which client accounts hold the security to which the proxy relates;
  . Absent material conflicts, Director of Research will determine how Mazama
    Capital Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy in a timely and appropriate manner.
  . Proxy ballots for securities no longer held in a client accounts will not be voted.

Mazama Capital Management, Inc. generally votes in favor of the following routine issues:

 1) Elect directors


 2) Appoint auditors

 3) Eliminate preemptive rights

 4) Increase authorized shares issued

 5) Limit directors' and officers' liability

 6) Amend Articles of Incorporation or Bylaws to coincide with Changes in local or federal laws and regulations

 7) To change date, time, location of annual meetings

 8) Stock Prints

Mazama Capital Management, Inc. votes the following non-routine issues as indicated:


 1) Require Shareholder Vote On "Golden Parachutes"

  . Mazama Capital Management, Inc. favors allowing shareholders to vote on the granting of "golden parachutes." The granting of these perks often results in the dissipation of shareholder value.

 2) Require Shareholder Vote on "Blank Check" Preferred Stock
  . Mazama Capital Management, Inc. favors allowing shareholders to vote on preferred stock issues, which typically contain special performance promises to specific shareholders. "Blank check" preferred stock may divert value from holders of common stock.

 3) Confidential Voting
  . Mazama Capital Management, Inc. is in favor of confidential voting.

 4) Eliminating Classified Boards
  . Mazama Capital Management, Inc. is in favor of eliminating classified boards.

 5)  Shareholder Voting On "Poison Pills" And Against "Poison Pills"

  . Mazama Capital Management, Inc. is generally opposed to the erection of barriers to future merger/take-over proposals where such devices can be seen as self-protective of management rather than to benefit shareholders' interests.

 6) Cumulative Voting
  . Mazama Capital Management, Inc. believes in allowing shareholders' cumulative voting rights, which enhances their ability to select directors who perform well over others. Cumulative voting is one of the only avenues that a small shareholder can effect change.

 7) Stock Options/Incentives
  . Mazama Capital Management, Inc. is in favor of reasonable and carefully administered incentive compensation plans, including stock options and other stock purchase rights to be awarded to key employees when dilution is considered not significant and share price is at fair market value.
  . Mazama Capital Management, Inc. will vote against incentive plans with "change in control" provisions that protect or benefit management or board members over the interests of shareholders.

 8) Social Issues And Proposals That Inhibit A Company's Business For Social Purposes
  . Mazama Capital Management, Inc. is generally opposed to social issue proposals which would not generate an economic benefit for the company and may even create a cost. For similar reasons, Mazama Capital Management, Inc. opposes proposals that call for constrictions on a company's business for social purposes.

 9) Establish Or Amend An Employee Savings, Stock-Purchase, Thrift Or Investment Plan
  . Mazama Capital Management, Inc. is in favor of savings, investment, stock purchase and ESOP plans for corporate employees.

 10) Reincorporation Under The Laws Of A Different State Mazama Capital Management, Inc. generally favors such proposals since a company usually finds an economic advantage in the result.

 11) Merger of Consolidation of Legally   Independent Companies or Subsidiaries.
  . The consolidation of several companies or subsidiaries, including reincorporation from different state jurisdictions, into one company or a holding company is generally done to simplify historical structures that have out-lived their usefulness and to reduce cost. Savings, elimination of duplication and more efficient operations to be realized are usually in the shareholders' interests.

 12) Proposals to Require Each Director to Own a Certain Number of Shares or to Require The Company to Offer Options As a Part of Compensation
  . Mazama Capital Management, Inc. favors director ownership of stock, whether through purchase of stock or the granting of options. Where options are not granted by a company to its directors, we generally favor purchase of shares by directors.
  . Proposals to Prohibit Re-election of Outside Directors After a Fixed Number
    Years of Service or Upon Retirement From Their Primary Employment.
  . The reason usually cited for such proposals is to have "fresh faces" on the board of directors. To arbitrarily discard knowledgeable, experienced directors after six years' service for the sake of "turnover" and "fresh faces" may not be in the shareholders' best interest. Similarly, discarding directors whose retirement makes more of their time available to the subject company makes no sense.

 13) Proposals To Submit Option Plans, Incentive Compensation Plans And Company-Contributory Savings And Investment Plans To Shareholder Vote For Approval
  . Mazama Capital Management, Inc. thinks it is important that shareholders formally consider and vote on incentive and savings plans, which represent disbursement of shareholders' assets.

 14) Proposals to Prohibit Business Dealings With Communist Countries.
  . U.S. companies generally attempt to comply carefully with laws and regulations governing foreign trade for the simple reason that to do otherwise incur major problems and expense. At the same time, establishing a policy prohibiting business dealings with any country or group of countries is a foreign policy-making and political function better reserved to the U.S. Government and outside the business/commercial sphere.

 15) Disclosure of Corporate Political Contributions.
  . With few exceptions, companies comply with federal and state laws and regulations regarding political and "lobbying" activities and prohibiting contributions of corporate funds.
  . Mazama Capital Management, Inc. generally opposes requiring management to disclose such contributions.

 16) Retirement Benefits For Non-Employee Directors Mazama Capital Management, Inc. is generally in favor of eliminating or not granting retirement benefits of non-employee directors.
  . In some circumstances, limitations on benefits, such as a year-of-service limitation, will make such benefits acceptable.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.


Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.


RESPONSIBILITY

Compliance Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.


PROCEDURE

Mazama Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:


 1) Voting Procedures

  . All employees will forward any proxy materials received on behalf of clients to Director of Research;
  . Director of Research will determine which client accounts hold the security to which the proxy relates;
  . Absent material conflicts, Director of Research will determine how Mazama
    Capital Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and mail the proxy in a timely and appropriate manner.

 2) Disclosure
  . Compliance Officer will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.
  . Compliance Officer will also send a copy of this summary to all existing clients who have previously received Mazama Capital Management, Inc.'s Disclosure Document; or Compliance Officer may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

 3) Client Requests for Information
  . All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Compliance Officer.
  . In response to any request Compliance Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

 4) Voting Guidelines
  . In the absence of specific voting guidelines from the client, Mazama Capital
    Management, Inc. will vote proxies in the best interests of each particular client. Mazama Capital Management, Inc.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Mazama Capital Management, Inc.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
  . Mazama Capital Management, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.

  . Mazama Capital Management, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
  . In reviewing proposals, Mazama Capital Management, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

 5) Conflicts of Interest
  . Mazama Capital Management, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama Capital Management, Inc. with the issuer of each security to determine if Mazama Capital Management, Inc. or any of its employees has any financial, business or personal relationship with the issuer.
  . If a material conflict of interest exists, Director of Research will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
  . Mazama Capital Management, Inc. will maintain a record of the voting resolution of any conflict of interest.

 6) Recordkeeping

  Compliance Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement.
  . These policies and procedures and any amendments;
  . Each proxy statement that Mazama Capital Management, Inc. receives;
  . A record of each vote that Mazama Capital Management, Inc. casts;
  . Any document Mazama Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
  . A copy of each written request from a client for information on how Mazama
    Capital Management, Inc. voted such client's proxies, and a copy of any written response.
                             NEUBERGER BERMAN, LLC
                                  PROXY POLICY

I. INTRODUCTION

Neuberger Berman, LLC ("NB") is generally responsible for voting the proxies of its ERISA accounts.


This precept is based on the views of the Department of Labor ("DOL") set forth in an advisory letter known as the "Avon letter".


The DOL maintains that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any other fiduciary obligation of an investment manager. Accordingly, NB, as a fiduciary, must vote ERISA account proxies exclusively for the benefit of the plan's participants or beneficiaries.*


NB has created a Proxy Committee** to formulate a policy on the manner in which NB will vote ERISA Account proxies.


In formulating a proxy policy, the Proxy Committee believes that many propositions to be voted upon will fit into categories and, presumptively, such propositions should be voted on in a predetermined manner to meet the DOL requirements outlined above.


Such proxy policy is based on the following positions taken by the proxy committee:


  (i) management is generally most qualified to determine how to vote on board of director composition, selection of auditor, compensation, corporate law compliance and social issues; and


  (ii) measures that are likely to entrench management or deter takeovers generally depress market value on both a long and short term and should not be supported.

II. FLEXIBILITY OF THE POLICY DIRECTIVES

The NB policy of specific voting directives as set forth in Section IV below are not intended to be rigid. Based on the particular factual situation or the investment goals of a particular ERISA account, circumstances may arise where adherence to a preset proxy policy will not advance the best interests of plan beneficiaries. Proxies may be voted contrary to the specific directives contained herein if (i) approved by a majority of the members of the proxy committee and (ii) such approval is based on the DOL precepts and rules set forth above.


A request to deviate from a specific directive can be made by the money manager of the ERISA account, a member of the NB Executive Committee or a member of the Proxy Committee.


The Proxy Committee will maintain appropriate records of its actions approving deviations from the directive, citing reasons therefor.


III. AMENDMENT OF DIRECTIVES

The Proxy Committee will meet periodically to review the voting directives. Directives are subject to amendment by vote of a majority of the Proxy Committee members.


IV. THE VOTING DIRECTIVES

 1) Director Slate. Vote FOR the management slate. This is based on the view that (i) management is in a good position to determine the credibility of the nominees and (ii) director selection alone generally does not materially affect a company's market value. However, if director states are proposed in the context of proxy fights, the NB research analyst covering the company is to analyze competing slates and determine in accordance with the DOL precepts whether NB should vote for the management or stockholder slate. Director selections in proxy fights can materially affect a company's value, since management may be more interested in remaining in place than serving stockholders' best interests.


 2) Increase "Blank Check" Authorized Preferred Stock.Vote AGAINST increases in "blank check preferred stock" (i.e., preferred stock all or many of whose rights, preferences and designations, (e.g.; dividend and voting rights) can be established by the Board of Directors acting alone) on the grounds that the Board of Directors can readily issue such stock in conjunction with "poison pill" devices or otherwise fashion such stock into takeover deterrents or weapons. Vote FOR the authorization of preferred stock whose rights, designations and preferences are pre-established where such stock is being authorized to achieve a specific and legitimate corporate purpose.

 3) Classified or "Staggered Board. Vote AGAINST proposals to classify or stagger boards. The periodic, as opposed to yearly, election of directors can be used to entrench management and make a corporation less attractive as a takeover candidate. To illustrate: a typical classified board consists of three equal or nearly equal classes of directors where only one class is up for election each year. Each director on a classified board serves a three year term, as opposed to a one year term served by directors that are not subject to a staggered arrangement.

 4) Cumulative Voting. Under cumulative voting minority shareholders dissatisfied with entrenched management can achieve board representation. Under cumulative voting, each stockholder is permitted to cast a number of votes equal to the number of shares he owns multiplied by the number of directors to be elected. The stockholder may cast these votes among any or all the nominees for director in any manner he wishes. The stockholder, for example, can concentrate all his votes for the election of just one director.

If there is evidence that the Company is attempting to entrench the Board, or if the Company has significant anti-takeover devices already in place, we will vote FOR cumulative voting. If not, and if we are pleased with the current structure of the Board, we will vote AGAINST such proposals. Consequently, our decision will be made on a case by case basis.


 5) Restrictions on Stockholders to Act by Written Consent. Vote AGAINST restrictions on use of stockholder written consents in lieu of a stockholder meeting. Use of written consents is an inexpensive method often not requiring compliance with the proxy rules employed by stockholders to pass resolutions that might be challenged by entrenched management in a stockholders meeting. Written consents have been used as takeover mechanisms to quickly expel entrenched management.

 6) Restrictions on Stockholders to Call Meetings. Vote AGAINST restrictions on stockholders to call meetings. Any limitation on stockholders to act can strengthen entrenched management's hand in a takeover or other corporate challenge and thus can both render the corporation a less attractive takeover candidate and bestow to management a decided advantage in a takeover.

 7) Confidential Voting. Vote FOR confidential voting which permits stockholders, particularly large institutional stockholders, to vote without identification.

 8) Super-Voting Stock Characteristics. Vote AGAINST super-voting stock. This device gives entrenched management or other insiders excessive voting dominance or power through stock where each share can carry ten or more times the number of votes of the stock issued to the public. Under current S.E.C. regulations, a corporation with a class of issued super-voting stock is generally ineligible for trading on NASDAQ or a national stock exchange.

 9) "Capping" the Number for Directors. Vote AGAINST "capping" the board. Entrenched management can use this device to limit the number of directors to its own friendly directors, thus making it more difficult for outside stockholders to add their own representatives to the board.

 10) Supermajority Provisions. Vote AGAINST. These provisions increase the difficulty of amending charter and By-Law provisions, thereby securing the continuation of such provisions presumably supported by entrenched management. A supermajority provision provides that amendment to the charter and/or By-Laws or any provision thereof requires a vote of more than the holders of a majority of stock (e.g., 66-2/3% of all votes).

 11) Fair Price Provisions Vote AGAINST fair price provisions. Such provisions tend to make takeovers, particularly tender offers, more expensive by requiring that stockholders tendering their shares in the "back end" of a tender offer receive consideration whose value is equal to that given to stockholders who tender their shares in the "front end." Certain states such as Delaware have built fair price provisions into their corporate law, which provisions apply to all public companies except for those that expressly "opt out" of the requirement. Thus vote FOR any proposal to "opt out" of a fair price statute, which would most likely take the form of a stockholder proposal.

 12) Stock Option Plans and other Stock and Deferred Compensation Arrangements. Vote FOR management-sponsored compensation plans for rank and file employees that do not alone or in conjunction with other plans result in reserving over 20% of the Company's total issued and outstanding stock. Management is generally in the best position to establish means of compensating its rank and file employees. Also vote FOR compensation plans whose participants include officers and directors, provided that such plans (alone or in conjunction with already existing plans) either (i) are not structured so as to enable a control block of stock (over 10%) to be issued to such officers and directors or (ii) do not provide such officers and directors with either excessive payments of automatic cash-outs through stock appreciation rights or other vehicles (golden parachutes) parachutes in the event of a takeover.

Vote AGAINST any plan under which insiders can acquire control blocks of stock or receive excessive compensation or takeover cash-outs. Such plans can either have the effect of entrenching management or transferring excessive amounts of corporate assets out of the corporation (and thus not in the best interest of stockholders).


 13) Director Liability Limitation Proposals. Vote FOR proposals limiting director liability on the grounds that such proposals are necessary to attract board nominees of quality in a litigious corporate environment where director and officer liability insurance is often quite expensive.

 14) Environmental Issues, Discrimination Issues, Health Issues and other "Social Proposals". Neuberger Berman, LLC appreciates the importance of proposals relating to social issues and believes that economic, political, social, environmental and similar concerns can significantly affect both corporate and industry-wide performance and the community in general. Accordingly, Neuberger Berman, LLC will review and vote on such social-oriented proposals in accordance with its legal responsibilities and its voting procedures described in Part II of this Policy ("Flexibility of the Policy Directives"). In such review, Neuberger Berman, LLC will seriously consider management's recommendations on the grounds that management is often most qualified to determine how social proposals will impact on a particular corporation's business and stockholders.

 15) Selection of Auditor. Vote as recommended by management. Proposals on selection of an auditor generally do not materially impact on a corporation's market value, and management is generally most qualified to make this determination.

 16) Adjustments in Charter or By-laws to Conform to Corporate Law Changes. Generally vote as recommended by management on technical adjustments to corporate documents stemming from ongoing changes in corporate and securities law. Such technical adjustments generally do not materially impact on the corporation's market value. Moreover, management and corporate counsel are most qualified to monitor the propriety of these changes for compliance purposes.

 17) Change in Par Value of Authorized Stock. Generally vote FOR these proposals on the grounds that changes in par value are routine matters not likely to impact materially on corporate market value and that management is most qualified to determine this type of matter. Vote AGAINST those proposals, however, that call for (i) reduction of par value that would decrease the value of a security held by NB or clients (e.g., reduction in par value where the security is redeemable at par), (ii) increase in par value that will materially reduce the corporation's paid in or excess capital that otherwise could be used for legitimate purposes, e.g., reinvestments, payment of dividends, etc. or (iii) reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction in par value of a class of securities whose issuance can be used for anti-takeover purposes, because such a reduction will permit the corporation to issue these securities for a lower price, thus enhancing management's ability to defend against takeovers.

V. FREQUENT PROPOSITIONS WITH NO DIRECTIVE

There are proposals that frequently arise that will require Proxy Committee action because such propositions and the context in which they arise are not susceptible of a presumptive vote as in Section IV. Examples are listed below.


 1) Increases in Common Stock. Vote FOR increases in authorized common stock that are necessary to achieve legitimate corporate purposes because authorized common stock constitutes an important vehicle for raising capital and, vote AGAINST increases in authorized common stock that are unnecessary, excessive or likely to be used to deter or fight takeovers or unnecessarily dilute current stockholders.


 2) Dividend Rights Plans, Poison Pills and Similar Devices. The Proxy Committee believes that the impact of dividend rights plans, poison pills and similar devices on corporate governance and shareholders' values substantially varies depending upon numerous factors, including but not limited to the following: the specific terms of the plan or device, the prior performance of Management, the extent to which anti-takeover and Management entrenchment devices are in place, the extent to which Management's decisions both in general and in particular with regard to mergers, acquisitions and the like, are subject to shareholder and Board of Director review, the medium and long term business plans of the Company, the relationship of stock price to unrealized values, and the extent to which the corporation is presently perceived as a merger candidate. Accordingly, the Proxy Committee will evaluate and vote on matters regarding these types of plans or devices on a case-by-case basis, taking such of the foregoing and such other factors into account as it deems appropriate in the particular circumstances then pertaining.

 3) Merger Consolidation Reorganization Recapitalization Sale of Assets. Voting on non-routine corporate transactions such as mergers, consolidations, reorganizations, tender offers and large asset sales should be voted as determined based on analysis of the transaction by the appropriate research analysts or portfolio managers. The vote on these transactions should be the result of reasoned and formulated investment decisions.

 4) Anti-Greenmail Proposals. Anti-greenmail proposals prohibit management from buying out at a premium a stockholder that management views as disruptive (or potentially disruptive). Vote FOR anti-greenmail proposals that are designed primarily to serve legitimate corporate purposes such as requiring equal treatment among stockholders and preventing corporate waste. Vote AGAINST such proposals designed primarily to deter potential raiders from making large investments in the subject corporation as a first step in a takeover (a raider may not want to commit large sums up front if he has no opportunity to receive a premium if he decides to withdraw).

 5) Standoff Proposals. "Standoff proposals" typically prohibit a corporation from engaging in material transactions (mergers, asset purchases, etc.) with a "substantial stockholder" (often defined as a stockholder who acquires over 10% or 15% of the outstanding stock for a period of time, e.g. 5 years) unless the transaction is consented to by the board of directors or a supermajority of stockholders. Vote FOR those standoff provisions designed to prevent the corporation from being forced to engage in transactions with disruptive stockholders and vote AGAINST those proposals designed to prevent legitimate raiders from effecting transactions with the corporation in connection with takeovers.

 6) Stockholder Proposals on Corporate Matters. Often stockholder proposals attempt to overturn anti-takeover arrangements that have been in place over time (e.g., staggered boards, supermajority provisions). Some of these arrangements will have served the corporation well, others poorly. Thus, voting on any of these proposals should be on a case-by-case basis. Other stockholder proposals relate to procedural issues or issues that do not directly affect the corporation's business (e.g., calling a stockholders' meeting by a rocket company to discuss rocket safety). Vote for these proposals as recommended by management because management is often in the best position to determine these procedural or collateral issues.

 7) Reincorporation Into Delaware or Other State with "Pro-Management" Corporate Laws. Vote AGAINST such proposals for reincorporation into Delaware or other pro-management states (e.g., New York and Nevada) if the proposed state is considered "pro-management" because its corporation or similar laws contains a variety of provisions that limit stockholder rights in favor of management. "Pro-management" laws often have the effect of entrenching management and deterring takeovers. While many reincorporation proposals may have such objectives, there are occasions when we should vote FOR if the Proxy Committee believes that the purpose of the reincorporation is to secure certain benefits such as laws permitting limitations on directors' and officers' liability which enhances a corporation's ability to secure quality management.

VI. OTHER PROPOSALS AND DEVIATIONS FROM VOTING DIRECTIVES

Periodically proposals will appear in proxy material that do not fit any of the descriptions set forth in Section IV or that the Proxy Committee will not want to vote as discussed above. Such proposals will be dealt with by the Proxy Committee as described in Section II of this proxy policy.


VII. RECORD OF VOTING

In each case, the Proxy Committee should maintain internal records on how and why NB voted the proxies.

Original Guidelines: 05/31/91
Revised 04/19/00 Re: Cumulative Voting.
Revised 11/05/02 Re: South African issue
                            POST ADVISORY GROUP, LLC

                       PROXY AND CORPORATE ACTION VOTING
                            POLICIES AND PROCEDURES

                                     POLICY

Post Advisory Group, LLC ("Post") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.


When voting proxies or acting on corporate actions for clients, Post's utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.


PURPOSE


The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").


PROCEDURES


Post's Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.


Where a proxy proposal raises a material conflict of interest between Post's interests and the client's, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client's account.


The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.

RECORD KEEPING


In accordance with Rule 204-2 under the Advisers Act, Post will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.


Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post.
 Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.


GUIDELINES


Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements, but will not be used as rigid rules.


VOTE AGAINST

  a) Issues regarding Board entrenchment and anti-takeover measures such as the following:
    (i) Proposals to stagger board members' terms;
    (ii) Proposals to limit the ability of shareholders to call special meetings;
    (iii) Proposals to require super majority votes;
    (iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
    (v) Proposals regarding "fair price" provisions;
    (vi) Proposals regarding "poison pill" provisions; and
    (vii) Permitting "green mail."
  b) Providing cumulative voting rights.

VOTE FOR

  a) Election of directors recommended by management, except if there is a proxy fight.
  b) Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.
  c) Date and place of annual meeting.
  d) Rotation of annual meeting place.
  e) Limitation on charitable contributions or fees paid to lawyers.
  f) Ratification of directors' actions on routine matters since previous annual meeting.
  g) Confidential voting.
  h) Limiting directors' liability.

CASE-BY-CASE


Proposals to:


  (1 Pay directors solely in stock.


  (2) Eliminate director mandatory retirement policy.


  (3) Mandatory retirement age for directors.


  (4) Rotate annual meeting location/date.


  (5) Option and stock grants to management and directors.

  (6) Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)

                           STOCK PROXY VOTING POLICY
                            FOR ALL CLIENT ACCOUNTS

GENERAL POLICY

 1) Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:To vote shares of common stock in the long-term economic best interest of the clients.


 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS

For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS
            ----------------------------

Philosophy: The Advisers are willing to defer to management on matters of a
----------
routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:selection of auditorsincreasing the authorized number of common shares election of unopposed independent directors


CATEGORY II: SPECIAL INTEREST ISSUES
             -----------------------

Philosophy: While there are many social, political, environmental and other
----------
special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
              -----------------------------------------------------------

Philosophy: The Advisers are not willing to defer to management on proposals
----------
which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors. Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors. Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail. These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions. These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.

 5) Defensive Strategies. These proposals will be analyzed on a case-by-case
 -----------------------
  basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring. These proposals will be analyzed on
 -----------------------------------------
  a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation. These proposals will be analyzed on a
    -----------------------------------
  case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

Policy Established August, 1988Revised May, 2003

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                              PROXY VOTING REPORT
                        DETAILED PROXY VOTING GUIDELINES

I.THE BOARD OF DIRECTORS
  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.
  b) Chairman and CEO are the Same Person

    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  c) Majority of Independent Directors

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  d) Stock Ownership Requirements

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  e) Term of Office

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  f) Director and Officer Indemnification and Liability Protection

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.


    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  g) Charitable Contributions

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II.PROXY CONTESTS
  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.
  b) Reimburse Proxy Solicitation Expenses

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


III. AUDITORS

RATIFYING AUDITORS


We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).


We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.


IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  b) Shareholder Ability to Remove Directors

    We vote AGAINST proposals that provide that directors may be removed only for cause.


    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  c) Cumulative Voting

    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  d) Shareholder Ability to Call Special Meetings

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  e) Shareholder Ability to Act by Written Consent

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  f) Shareholder Ability to Alter the Size of the Board

    We vote FOR proposals that seek to fix the size of the board.


    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V.TENDER OFFER DEFENSES
  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  b) Fair Price Provisions

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  c) Greenmail

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  d) Pale Greenmail

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  e) Unequal Voting Rights

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  f) Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  g) Supermajority Shareholder Vote Requirement to Approve Mergers

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  h) White Squire Placements

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI.MISCELLANEOUS GOVERNANCE PROVISIONS
  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  b) Equal Access

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  c) Bundled Proposals

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  d) Shareholder Advisory Committees

    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  b) Stock Distributions: Splits and Dividends

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  c) Reverse Stock Splits

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  d) Blank Check Preferred Authorization

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  e) Shareholder Proposals Regarding Blank Check Preferred Stock

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  f) Adjust Par Value of Common Stock

    We vote FOR management proposals to reduce the par value of common stock.

  g) Preemptive Rights

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  h) Debt Restructurings

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  i) Share Repurchase Programs

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


www.principal.com

VIII. EXECUTIVE AND DIRECTOR COMPENSATION

  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.


  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  b) Shareholder Proposals to Limit Executive and Director Pay

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  c) Golden and Tin Parachutes

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  d) Employee Stock Ownership Plans (ESOPs)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  e) 401(k) Employee Benefit Plans

    We vote FOR proposals to implement a 401(k) savings plan for employees.


IX.STATE OF INCORPORATION
  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  b) Voting on Reincorporation Proposals

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X.MERGERS AND CORPORATE RESTRUCTURINGS
  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.
  b) Corporate Restructuring

    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  c) Spin-offs

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  d) Asset Sales

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  e) Liquidations

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  f) Appraisal Rights

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  g) Changing Corporate Name

    We vote for changing the corporate name.


XI.MUTUAL FUND PROXIES
  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  b) Investment Advisory Agreement

    We vote on investment advisory agreements on a case-by-case basis.

  c) Fundamental Investment Restrictions

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

  d) Distribution Agreements

    We vote on distribution agreements on a case-by-case basis.


XII.SOCIAL AND ENVIRONMENTAL ISSUES

In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:


.. Energy and Environment


.. South Africa


.. Northern Ireland


.. Military Business


.. Maquiladora Standards and International Operations Policies


.. World Debt Crisis


.. Equal Employment Opportunity and Discrimination


.. Animal Rights


.. Product Integrity and Marketing


.. Human Resources Issues

                        SPECTRUM ASSET MANAGEMENT, INC.

                           STOCK PROXY VOTING POLICY
                             (ALL CLIENT ACCOUNTS)

                                 GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). When delegated the authority by a client, Spectrum will vote client-owned shares under its management per the following policy voting standards and processes where applicable:


STANDARDS:

1. Spectrum's standards aim to ensure the following in keeping with the best interests of its clients:

  . That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.
  . That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
  . That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
  . That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
  . That Spectrum will implement a reasonable and sound basis when voting proxies.
  . That the portfolio manager will vote all proxies (and keep record of such votes) in the best interest of its clients. Said portfolio manager will determine any conflict of interest and present any purported conflict to Spectrum's CIO - resolution of any purported conflict of interest will be achieved by disclosing the purported conflict to the client(s) and obtaining the client's consent prior to voting.

PROCESSES:

For the purpose of timely and consistent application of the above general policy, Spectrum classifies proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, Spectrum will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.


Occasions may arise in which we are required to vote a proxy while having a conflict of interest between Spectrum and its clients. To protect clients against a breach of its duty to them on any occasion when a proxy vote presents a conflict of interest, the portfolio manager will present any purported conflict to Spectrum's CIO - resolution of any purported conflict of interest will be achieved by disclosing the purported conflict to the client(s) and obtaining the client's consent prior to voting.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS

Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management's recommendation include:


1. selection of auditors


2. increasing the authorized number of common shares


3. election of unopposed directors

CATEGORY II: SPECIAL INTEREST ISSUES

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum's clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT

Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


1. Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.


2. Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.


3. Prevention of Greenmail. These proposals seek to prevent the practice of "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.


4. Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.


5. Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.


6. Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.


7. Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

  Policy Established May, 2003

  Revised July, 2003

                   ******************************************

                SPECTRUM ASSET MANAGEMENT - PROXY VOTING REPORT

                        DETAILED PROXY VOTING GUIDELINES

I. The Board of Directors


  A. Voting on Director Nominees in Uncontested Elections


    Votes on director nominees are made on a case-by-case basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.

  B. Chairman and CEO are the Same Person


    We vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.


  C. Majority of Independent Directors


    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis.


    We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


  D. Stock Ownership Requirements


    We generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.


  E. Term of Office


    We vote against shareholder proposals to limit the tenure of outside directors.


  F. Director and Officer Indemnification and Liability Protection


    Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.


    We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

    We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.


    We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.


  G. Charitable Contributions


    We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II. Proxy Contests


  A. Voting for Director Nominees in Contested Elections


    Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.

  B. Reimburse Proxy Solicitation Expenses


    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.


III. Auditors


  Ratifying Auditors


  We vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


IV. Proxy Contest Defenses


  A. Board Structure: Staggered vs. Annual Elections


    We consider proposals to classify the board on a case-by-case basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a case-by-case basis.


  B. Shareholder Ability to Remove Directors


    We vote against proposals that provide that directors may be removed only for cause.


    We vote for proposals to restore shareholder ability to remove directors with or without cause.


    We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote for proposals that permit shareholders to elect directors to fill board vacancies.

  C. Cumulative Voting


    We vote against proposals to eliminate cumulative voting.


    We vote for proposals to permit cumulative voting.


  D. Shareholder Ability to Call Special Meetings


    We vote against proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote for proposals that remove restrictions on the right of shareholders to act independently of management.


  E. Shareholder Ability to Act by Written Consent


    We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote for proposals to allow or make easier shareholder action by written consent.


  F. Shareholder Ability to Alter the Size of the Board


    We vote for proposals that seek to fix the size of the board.


    We vote against proposals that give management the ability to alter the size of the board without shareholder approval.


V. Tender Offer Defenses


  A. Poison Pills


    We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a case-by-case basis shareholder proposals to redeem a company's poison pill.


    We review on a case-by-case basis management proposals to ratify a poison pill.


  B. Fair Price Provisions


    We vote case-by-case on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.


  C. Greenmail


    We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.


  D. Pale Greenmail


    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.


  E. Unequal Voting Rights

    We vote against dual class exchange offers.


    We vote against dual class recapitalizations.


  F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws


    We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


  G. Supermajority Shareholder Vote Requirement to Approve Mergers


    We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


    We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


  H. White Squire Placements


    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI. Miscellaneous Governance Provisions


  A. Confidential Voting


    We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote for management proposals to adopt confidential voting.


  B. Equal Access


    We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


  C. Bundled Proposals


    We review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.


  D. Shareholder Advisory Committees


    We review on a case-by-case basis proposals to establish a shareholder advisory committee.


VII. Capital Structure


  A. Common Stock Authorization

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.


  B. Stock Distributions: Splits and Dividends


    We vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.


  C. Reverse Stock Splits


    We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.


  D. Blank Check Preferred Authorization


    We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.


  E. Shareholder Proposals Regarding Blank Check Preferred Stock


    We vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


  F. Adjust Par Value of Common Stock


    We vote for management proposals to reduce the par value of common stock.


  G. Preemptive Rights


    We review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.


  H. Debt Restructurings


    We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  I. Share Repurchase Programs


    We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. Executive and Director Compensation


  In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.


  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.


  A. OBRA-Related Compensation Proposals

    . Amendments that Place a Cap on Annual Grant or Amend Administrative
      Features

      Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . . Amendments to Added Performance-Based Goals

      Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . . Amendments to Increase Shares and Retain Tax Deductions Under OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a case-by-case basis.

    . . Approval of Cash or Cash-and-Stock Bonus Plans

      Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


  B. Shareholder Proposals to Limit Executive and Director Pay


    We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.


  C. Golden and Tin Parachutes


    We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.


  D. Employee Stock Ownership Plans (ESOPs)

    We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


  E. 401(k) Employee Benefit Plans


    We vote for proposals to implement a 401(k) savings plan for employees.


IX. State of Incorporation


  A. Voting on State Takeover Statutes


    We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


  B. Voting on Reincorporation Proposals


    Proposals to change a company's state of incorporation are examined on a case-by-case basis.


X. Mergers and Corporate Restructurings


  A. Mergers and Acquisitions


    Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.

  B. Corporate Restructuring


    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.


  C. Spin-offs


    Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


  D. Asset Sales


    Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.


  E. Liquidations


    Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


  F. Appraisal Rights


    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  G. Changing Corporate Name


    We vote for changing the corporate name.


XI. Mutual Fund Proxies


  A. Election of Trustees


    We vote on trustee nominees on a case-by-case basis.


  B. Investment Advisory Agreement


    We vote on investment advisory agreements on a case-by-case basis.


  C. Fundamental Investment Restrictions


    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.


  D. Distribution Agreements


    We vote on distribution agreements on a case-by-case basis.


XII. Social and Environmental Issues


  In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


  In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


  In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

  . whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
  . the percentage of sales, assets and earnings affected;
  . the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
  . whether the issues presented should be dealt with through government or company-specific action;
  . whether the company has already responded in some appropriate manner to the request embodied in a proposal;
  . whether the company's analysis and voting recommendation to shareholders is persuasive;
  . what other companies have done in response to the issue;
  . whether the proposal itself is well framed and reasonable;
  . whether implementation of the proposal would achieve the objectives sought in the proposal; and
  . whether the subject of the proposal is best left to the discretion of the board.

  Among the social and environmental issues to which we apply this analysis are the following:

  . Energy and Environment
  . South Africa
  . Northern Ireland
  . Military Business
  . Maquiladora Standards and International Operations Policies
  . World Debt Crisis
  . Equal Employment Opportunity and Discrimination
  . Animal Rights
  . Product Integrity and Marketing
  . Human Resources Issues
                         T. ROWE PRICE ASSOCIATES, INC

                        T. ROWE PRICE INTERNATIONAL, INC
                   T. ROWE PRICE STABLE ASSET MANAGEMENT, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Stable Asset Management, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that
T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.


T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.


Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.


Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.


ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.


Investment Support Group. The Investment Support Group ("Investment Support Group") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.


Proxy Administrator. The Investment Support Group will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions,
T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.


MEETING NOTIFICATION


T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyMaster.com, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.


VOTE DETERMINATION


ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.


Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.


T. ROWE PRICE VOTING POLICIES


Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

.. Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. We also withhold votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals.
.. Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.
.. Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock.

.. Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:
  . Corporate environmental practices;
  . Board diversity;
  . Employment practices and employment opportunity;
  . Military, nuclear power and related energy issues;
  . Tobacco, alcohol, infant formula and safety in advertising practices;
  . Economic conversion and diversification;
  . International labor practices and operating policies;
  . Genetically-modified foods;
  . Animal rights; and
  . Political contributions/activities and charitable contributions.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.


Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. If a research analyst or portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management.


Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Support Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.


Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Investment Support Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.


Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. T. Rowe Price's policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.


Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS


Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.


On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.


Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.


MONITORING AND RESOLVING CONFLICTS OF INTEREST


The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting.


Application of the T. Rowe Price guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Administrator and the Proxy Committee review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by the Proxy Administrator to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy.


Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.


REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.


T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC
                       PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.


Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the

Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    Andrew Mark, Director of Operations
     and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted: This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY
                          VOTING GUIDELINES AND POLICY
                                  VERSION 2.0
                                 FEBRUARY 2004

Table of Contents


Global Voting and Corporate Governance Policy


A. General Corporate Governance Benchmarks..............................1

B. Proxy Voting Guidelines - Macro Rationales...........................3

C. Proxy Voting Disclosure Guidelines...................................7

D. Proxy Voting Conflict Guidelines.....................................8

                 GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:


1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.


3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.


A.GENERAL CORPORATE GOVERNANCE BENCHMARKS

  UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.


PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:
.. Board exercises judgment independently of management.
.. Separate Chairman and Chief Executive.
.. Board has access to senior management members.
.. Board is comprised of a significant number of independent outsiders.
.. Outside directors meet independently.
.. CEO performance standards are in place.
.. CEO performance is reviewed annually by the full board.
.. CEO succession plan is in place.
.. Board involvement in ratifying major strategic initiatives.
.. Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience. .. Board conducts the screening and selection process for new directors.
.. Shareholders should have the ability to nominate directors.
.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.
.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.
.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.
.. Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.
.. Employment contracts should not entrench management.
.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.
.. Incentive schemes should align management with shareholder objectives.
.. Employment policies should encourage significant shareholding by management and board members.
.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.
.. Long-term incentives should be linked to transparent long-term performance criteria.

.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.
.. Audit, consulting and other fees to the auditor are explicitly disclosed. .. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.
.. Periodic (every 5 years) tender of the audit firm or audit partner.

B.PROXY VOTING GUIDELINES - MACRO RATIONALES

  Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.


  1. GENERAL GUIDELINES


    a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


      b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.


    c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.


    d. In general, we oppose proposals, which in our view, act to entrench management.


    e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.


    f. We will vote in favor of shareholder resolutions for confidential voting.


  2. BOARD OF DIRECTORS & AUDITORS


    a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.


    b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.


    c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.


    d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.


    e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.


  3. COMPENSATION


    a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.


    b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.


    c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.


    d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

    e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.


    f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.


  4. GOVERNANCE PROVISIONS


    a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.


    b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.


    c. Any substantial new share issuance should require prior shareholder approval.


    d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.


    e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.


    f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.


    g. We will support proposals that enable shareholders to directly nominate directors.


  5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING


    a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.


    b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.


  6. MERGERS, TENDER OFFERS & PROXY CONTESTS


    a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.


  7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL


    a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.


    b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.


    c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.


  8. ADMINISTRATIVE & OPERATIONS


    a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.


    b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

  9. MISCELLANEOUS


    a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.


    b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).


    c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.


    d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.


C.PROXY VOTING DISCLOSURE GUIDELINES
  . Upon request or as required by law or regulation, UBS Global Asset
    Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.
  . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)
  . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.
  . Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.
  . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.
  . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.
  . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.
  . The Chairman of the Global Corporate Governance Committee and the applicable
    Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

  Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D.PROXY VOTING CONFLICT GUIDELINES

  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

  . Under no circumstances will general business, sales or marketing issues influence our proxy votes.
  . UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to

    Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.
        WELLINGTON MANAGEMENT COMPANY, LLPPROXY POLICIES AND PROCEDURES
                             Dated:  April 30, 2003


INTRODUCTION


Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.


Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES


 1) As a matter of policy, Wellington Management:Takes responsibility for voting client proxies only upon a client's written request.


 2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.


 3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.


 4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.


 5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.


 6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.


 7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.


 8) Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.


 9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.


RESPONSIBILITY AND OVERSIGHT


Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting
--------------------


AUTHORIZATION TO VOTE. . Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. . Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank.
 If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.



RECONCILIATION. . To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.



RESEARCH. . In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.



PROXY VOTING. . Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

.. Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.
.. Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.


MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
.. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.


If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene.
 Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations
--------------------

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.



SECURITIES LENDING. . Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.
 Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION. . Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.


In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR

EXCESSIVE COSTS. . Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION


Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.


Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A


INTRODUCTION


Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.


These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.


Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES



COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS .



.. Election of Directors:                                   For


.. Repeal Classified Board (SP):                           For


.. Adopt Director Tenure/Retirement Age (SP):              Against


.. Minimum Stock Ownership by Directors (SP):              Case-by-Case


.. Adopt Director & Officer Indemnification:               For


.. Allow Special Interest Representation to Board (SP):    Against


.. Require Board Independence (SP):                        For


.. Require Board Committees to be Independent (SP):        For


.. Require a Separation of Chair and CEO or Require a Lead Director (SP):
  Case-by-Case

.. Boards not Amending Policies That are Supported by a Majority of Shareholders:
  Withhold
  * vote* on all Directors seeking election the following year


.. Approve Directors' Fees:                                For


.. Approve Bonuses for Retiring Directors:                 For


.. Elect Supervisory Board/Corporate Assembly:             For



MANAGEMENT COMPENSATION .



.. Adopt/Amend Stock Option Plans:                         Case-by-Case


.. Adopt/Amend Employee Stock Purchase Plans:              For


.. Eliminate Golden Parachutes (SP):                       For


.. Expense Future Stock Options (SP):                      For


.. Shareholder Approval of All Stock Option Plans (SP):    For


.. Shareholder Approval of Future Severance Agreements Covering Senior Executives
  (SP):                                                   For


.. Recommend Senior Executives Own and Hold Company Stock, not Including Options
  (SP):                                                   For


.. Disclose All Executive Compensation (SP):               For



REPORTING OF RESULTS .

.. Approve Financial Statements:                           For


.. Set Dividends and Allocate Profits:                     For


.. Limit Non-Audit Services Provided by Auditors (SP):      For


.. Ratify Selection of Auditors and Set Their Fees:        For


.. Elect Statutory Auditors:                               For



   SHAREHOLDER VOTING RIGHTS. .

.. Adopt Cumulative Voting (SP): Against

.. Redeem or Vote on Poison Pill (SP):                     For


.. Authorize Blank Check Preferred Stock:                  Against


.. Eliminate Right to Call a Special Meeting:              Against


.. Increase Supermajority Vote Requirement:                Against


.. Adopt Anti-Greenmail Provision:                         For


.. Restore Preemptive Rights:                              Case-by-Case


.. Adopt Confidential Voting (SP):                         For


.. Approve Unequal Voting Rights:                          Against


.. Remove Right to Act by Written Consent:                 Against


.. Approve Binding Shareholder Proposals:                  Case-by-Case



CAPITAL STRUCTURE .



.. Increase Authorized Common Stock:                       Case-by-Case


.. Approve Merger or Acquisition:                          Case-by-Case


.. Approve Technical Amendments to Charter:                Case-by-Case


.. Opt Out of State Takeover Statutes:                     For


.. Consider Non-Financial Effects of Mergers:              Against


.. Authorize Share Repurchase:                             For


.. Authorize Trade in Company Stock:                       For


.. Issue Debt Instruments:                                 For



SOCIAL ISSUES .



.. Endorse the Ceres Principles (SP):                      Case-by-Case


.. Disclose Political and PAC Gifts (SP):                  For


.. Require Adoption of International Labor Organization's Fair Labor Principles
  (SP):                                                   Case-by-Case



MISCELLANEOUS .



.. Approve Other Business:                                 Abstain


.. Approve Reincorporation:                                Case-by-Case

PART C. OTHER INFORMATION

Item 23. Exhibits.

 (a)   (1)      a.   Articles of Amendment and Restatement (filed 4/12/96)
                b.   Articles of Amendment and Restatement (filed 9/22/00)
                c.   Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)

       (2)           Articles of Amendment (filed 9/12/97)

       (3)      a.   Certificate of Correction dated 9/14/00 (filed 9/22/00)
                b.   Certificate of Correction dated 12/13/00 (filed 10/12/01)

       (4)      a.   Articles Supplementary dated 12/11/00 (filed 10/12/01)
                b.   Articles Supplementary dated 3/12/01 (filed 10/12/01)
                c.   Articles Supplementary dated 4/16/02 (filed 12/30/02)
                d.   Articles Supplementary dated 9/25/02 (filed 12/30/02)
                e.   Articles Supplementary dated 2/5/03 (filed 02/26/03)
                f.   Articles Supplementary dated 4/30/03 (filed 9/11/03)
                g.   Articles Supplementary dated 6/10/03 (filed 9/11/03)
                h.   Articles Supplementary dated 9/9/03 (filed 9/11/03)
                i.   Articles Supplementary dated 11/6/03 (filed 12/15/03)
                j.   Articles Supplementary dated 1/29/04 (filed 2/26/04)
                k.   Articles Supplementary dated 3/8/04  (filed 7/27/04)
                l.   Articles Supplementary dated 6/14/04 (filed 9/27/04)
                m.   Articles Supplementary dated 9/13/04 (filed 12/13/04)
                n.   Articles Supplementary dated 10/1/04 (filed 12/13/04)
                o.   Articles Supplementary dated 12/13/04 (filed 2/28/05)
                p.   Articles Supplementary dated 2/4/05 *
                q.   Articles Supplementary dated 2/24/05 *

 (b)                 By-laws (filed 9/11/03)

 (c)                 N/A

 (d)   (1)      a.   Management Agreement (filed 9/12/97)
                b.   1st Amendment to the Management Agreement (filed 9/22/00)
                c.   Management Agreement (filed 12/5/00)
                d.   Amendment to Management Agreement dated 9/9/02 (filed 12/30/02)
                e.   Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
                f.   Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
                g.   Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
                h.   Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
                i.   Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
                j.   Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
                k.   Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
                l.   Amendment to Management Agreement dated 12/13/04  (filed 2/28/05)
                m.   Amendment to Management Agreement dated 1/1/05  (filed 2/28/05)

       (2)      a.   Invista Sub-Advisory Agreement (filed 9/12/97)
                b.   1st Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)
                c.   2nd Amendment to the Invista Sub-Advisory Agreement (filed 2/25/02)

       (3)      a.   American Century Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with Amer. Century (filed 9/27/04)

       (4)      a.   Bernstein Sub-Advisory Agreement (filed 12/5/00)
                b.   Amendment to Bernstein Sub-Advisory Agreement dated 3/28/03 (filed 9/11/03)
                c.   Amendmed & Restated Bernstein Sub-Advisory Agreement dated 7/1/04 (filed 9/27/04)

       (5)      a.   BT Sub-Advisory Agreement (filed 9/22/00)

       (6)      a.   Federated Sub-Advisory Agreement (filed 12/5/00)
                b.   Federated Amended & Restated Sub-Advisory Agreement dated 10/31/03 (filed 12/15/03)

       (7)      a.   Neuberger Berman Sub-Advisory Agreement (filed 12/5/00)
                b.   Amended & Restated Sub-Adv Agreement with Neuberger Berman (filed 9/11/03)
                c.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 10/31/03 (filed 12/15/03)
                d.   Amended & Restated Sub-Advisory Agreement with Neuberger Berman dated 7/1/04  (filed 2/28/05)

       (8)      a.   Morgan Stanley Sub-Advisory Agreement-PLCGI (filed 12/5/00)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03  (filed 7/27/04)
                c.   Amended & Restated Sub-Advisory Agreement with MSAM dated 6/30/04  (filed 2/28/05)

       (9)      a.   Principal Capital Income Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)
                d.   3rd Amendment to the PCII Sub-Advisory Agreement (filed 10/12/01)

       (10)     a.   Principal Capital Real Estate Investors Sub-Advisory Agreement (filed 2/27/01)
                b.   1st Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                c.   2nd Amendment to the PCREI Sub-Advisory Agreement (filed 10/12/01)
                d.   Amended & Restated Sub-Adv Agreement with PCREI (filed 9/11/03)

       (11)     a.   Turner Sub-Advisory Agreement (filed 12/5/00)

       (12)     a.   PCII Cash Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amendment to PCII Cash Management Sub-Advisory Agreement (filed 12/30/02)
                c.   Amended & Restated Cash Management Sub-Advisory Agreement dated 10/23/03 (filed 12/15/03)

       (13)     a.   Ark Asset Management Sub-Advisory Agreement (filed 2/27/01)
                b.   Amended & Restated Sub-Adv Agreement with Ark (filed 9/11/03)

       (14)     a.   Morgan Stanley Sub-Advisory Agreement - PMCB (filed 2/27/01)
                b.   Amended & Restated Sub-Advisory Agreement with MSAM dated 11/25/03 (filed 7/27/04)

       (15)     a.   Spectrum Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with Spectrum (filed 9/11/03)

       (16)     a.   UBS Global Asset Management Sub-Advisory Agreement (filed 04/29/02)
                b.   Amended & Restated Sub-Adv Agreement with UBS (filed 9/11/03)
                c.   Amended & Restated Sub-Adv Agreement with UBS dated 4/1/04 filed 6/1/04)

       (17)     a.   Dreyfus Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended Dreyfus Sub-Advisory Agreement dated 11/25/03 (filed 12/15/03)
                c.   Amended Dreyfus Sub-Advisory Agreement dated 6/30/04  (filed 2/28/05)

       (18)     a.   JP Morgan Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with JP Morgan (filed 9/11/03)

       (19)     a.   Principal Global Investors Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
                c.   Amended & Restated Sub-Adv Agreement with PGI (filed 9/11/03)
                d.   Amended & Restated Sub-Adv Agreement with PGI (filed 6/1/04)
                e.   Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 (filed 9/27/04)
                f.   Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 (filed 12/13/04)

       (20)     a.   Putnam Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Putnam (filed 9/11/03)

       (21)     a.   Goldman Sachs Sub-Advisory Agreement(filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Goldman Sachs (filed 9/11/03)
                c.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 11/20/03 (filed 12/15/03)
                d.   Amended & Restated Goldman Sachs Sub-Advisory Agreement dated 6/30/04  (filed 2/28/05)

       (22)     a.   Wellington Sub-Advisory Agreement (filed 12/30/02)
                b.   Amended & Restated Sub-Adv Agreement with Wellington (filed 9/11/03)

       (23)     a.   Fidelity Sub-Advisory Agreement (filed 2/26/04)
                b.   Fidelity Sub-Sub-Advisory Agreement dated 12/29/04  **
                c.   Amended & Restated Fidelity Sub-Advisory Agreement dated 12/29/04  (filed 2/28/05)

       (24)     a.   T. Rowe Price Sub-Advisory Agreement dated 3/8/04 (filed 6/1/04)
                b.   Amended & Restated Sub-Adv Agreement with T. Rowe Price dated 8/24/04 (filed 9/27/04)

       (25)     a.   Grantham, Mayo, Van Otterloo Sub-Advisory Agreement (filed 6/1/04)

       (26)     a.   Mazama Capital Management Sub-Advisory Agreement (filed 6/1/04)

       (27)     a.   Dimensional Fund Advisors Sub-Advisory Agreement (filed 6/1/04)

       (28)     a.   Emerald Advisors, Inc. Sub-Advisory Agreement (filed 9/27/04)

       (29)     a.   Los Angeles Capital Management Sub-Advisory Agreement (filed 9/27/04)

       (30)     a.   Post Advisory Group Sub-Advisory Agreement dtd 12/29/04  (filed 2/28/05)

       (31)     a.   Mellon Equity Associates LLP Sub-Advisory Agreement dtd 12/21/04  (filed 2/28/05)

(e)   (1)      a.   Distribution Agreement (filed 4/12/96)
                b.   1st Amendment to the Distribution Agreement (filed 9/22/00)
                c.   Distribution Agreement (filed 9/22/00)
                d.   Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                e.   Amended and Restated Distribution Plan and Agreement (Select Class)(filed 12/30/02)
                f.   Amended and Restated Distribution Plan and Agreement (Advisors Select Class)(filed 12/30/02)
                g.   Amended and Restated Distribution Plan and Agreement (Advisors Preferred Class)(filed 12/30/02)
                h.   Amended and Restated Distribution Plan and Agreement (Class J)(filed 12/30/02)
                i.   Amended and Restated Distribution Agreement (filed 12/30/02)
                j.   Amendment to Distribution Plan and Agreement (Advisors Preferred Class) (filed 02/26/03)
                k.   Amendment to Distribution Plan and Agreement (Advisors Select Class) (filed 02/26/03)
                l.   Amendment to Distribution Plan and Agreement (Select Class) (filed 02/26/03)
                m.   Amendment to Distribution Agreement dtd 03/02 (filed 02/26/03)
                n.   Amendment to Distribution Agreement dtd 12/02 (filed 02/26/03)
                o.   Amended & Restated Distribution Agreement dtd 10/22/03 (filed 12/15/03)
                p.   Amended & Restated Distribution Agreement dtd 6/14/04 (filed 9/27/04)

       (2)      a.   Selling Agreement--Advantage Classes (filed 9/11/03)
                b.   Selling Agreement--J Shares (filed 9/11/03)

 (f)                 N/A

 (g)   (1)      a.   Domestic Portfolio Custodian Agreement with Bank of New York (filed 4/12/96)
                b.   Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)

       (2)      a.   Global Portfolio Custodian Agreement with Chase Manhattan Bank (filed 4/12/96)
                b.   Global Funds Custodian Agreement with Chase Manhattan Bank (filed 12/5/00)

 (h)   (1)      a.   Transfer Agency Agreement for Class I shares (filed 9/22/00)
                b.   Amended & Restated Transfer Agency Agreement for Class I Shares (filed 12/30/02)
                c.   Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                d.   1st Amendment to Transfer Agency Agreement for Class J Shares (filed 12/30/02)
                e.   Amended and Restated Transfer Agency Agreement for Class J Shares dtd 10/22/03  (filed 2/28/05)
                f.   Amended and Restated Transfer Agency Agreement for Class J, Class A and Class B
                        Shares dtd 12/13/04  (filed 2/28/05)

       (2)      a.   Shareholder Services Agreement (filed 12/15/00)
                b.   Amended & Restated Shareholder Services Agreement dtd 6/14/04  (filed 2/28/05)
                c.   Amended & Restated Shareholder Services Agreement dtd 6/14/04  (filed 2/28/05)
                d.   Amended & Restated Shareholder Services Agreement dtd 9/13/04  (filed 2/28/05)
                e.   Amended & Restated Shareholder Services Agreement dtd 12/13/04  (filed 2/28/05)

       (3)      a.   Investment Service Agreement (filed 9/12/97)
                b.   1st Amendment to the Investment Service Agreement (filed 9/22/00)
                c.   Investment Service Agreement (filed 12/30/02)

       (4)           Accounting Services Agreement (filed 9/22/00)

       (5)      a.   Administrative Services Agreement (filed 9/22/00)
                b.   Amended Administrative Services Agreement (filed 12/30/02)
                c.   Amended Administrative Services Agreement dtd 6/14/04 (filed 9/27/04)

       (6)      a.   Service Agreement (filed 9/22/00)
                b.   Amended & Restated Service Agreement dtd 6/14/04  (filed 2/28/05)

       (7)      a.   Service Sub-Agreement (filed 9/22/00)
                b.   Amended & Restated Service Sub-Agreement dtd 1/13/04  (filed 2/28/05)
                b.   Amended & Restated Service Sub-Agreement dtd 6/14/04  (filed 2/28/05)
                b.   Amended & Restated Service Sub-Agreement dtd 6/14/04  (filed 2/28/05)
                b.   Amended & Restated Service Sub-Agreement dtd 9/13/04  (filed 2/28/05)
                b.   Amended & Restated Service Sub-Agreement dtd 12/13/04  (filed 2/28/05)

       (8)           Plan of Acquisition European Fund (filed 12/30/02)
       (9)           Plan of Acquisition Pacific Basin Fund (filed 12/30/02)
      (10)           Plan of Acquisition Technology Fund (filed 12/30/02)
      (11)           Plan of Acquisition Balanced Fund (filed 9/11/03)
      (12)           Plan of Acquisition International SmallCap Fund (filed 9/11/03)
      (13)           Plan of Acquisition Partners MidCap Blend (filed 9/11/03)

 (i)                 Legal Opinion (filed 4/12/96)

 (j)                 Consents of Auditors*

 (k)                 Financial Statements included in this Registration Statement:
       (1)           Part A:
                          Financial Highlights for the period ended October 31, 2001 and each of the three years in the period ended
                          October 31, 2004.**

       (2)           Part B: None

       (3)           Annual Report to Shareholders filed under Rule N-30D-1 on
                     December 28, 2004 ***

 (l)   (1)           Initial Capital Agreement-ISP & MBS (filed 4/12/96)

       (2)           Initial Capital Agreement-IEP (filed 9/22/00)

       (3)           Initial Capital Agreement-ICP (filed 9/22/00)

       (4-38)        Initial Capital Agreement (filed 9/22/00)

       (39)          Initial Capital Agreement dtd 12/30/02 (filed 12/30/02)

       (40-41)       Initial Capital Agreement dtd 12/29/03 & 12/30/03 (filed 2/26/04)

       (42)          Initial Capital Agreement dtd 6/1/04 (filed 7/27/04)

       (43)          Initial Capital Agreement dtd 11/1/04 (filed 12/13/04)

       (44)          Initial Capital Agreement dtd 12/29/04  (filed 2/28/05)

       (45)          Initial Capital Agreement dtd 3/1/05 *

 (m)                 Rule 12b-1 Plan
       (1)           Advisors Preferred Plan (filed 9/22/2000)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dtd 12/13/04  (filed 2/28/05)

       (2)           Advisors Select Plan (filed 9/22/2000)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dtd 12/13/04  (filed 2/28/05)

       (3)           Select Plan (filed 12/30/02)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 3/11/04 (filed 3/14/04)
                c.   Amended & Restated dtd 6/14/04 (filed 9/27/04)
                d.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                e.   Amended & Restated dtd 12/13/04  (filed 2/28/05)

       (4)           Class J Plan (filed 12/30/02)
                a.   Amended & Restated dtd 9/9/02 (filed 12/30/02)
                b.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                c.   Amended & Restated dtd 12/13/04  (filed 2/28/05)

       (5)           Advisors Signature Plan (filed 12/13/04)
                a.   Amended & Restated dtd 9/13/04 (filed 9/27/04)
                b.   Amended & Restated dtd 12/13/04  (filed 2/28/05)

       (6)           Class A Plan  (filed 2/28/05)

       (7)           Class B Plan  (filed 2/28/05)

 (n)                 Rule 18f-3 Plan  (filed 2/28/05)

 (p)                 Code of Ethics
       (1)           BT Funds Management (filed 9/22/00)

       (2)           Invista Capital Management (filed 9/22/00)

       (3)           Principal Capital Income Investors (filed 9/22/00)

       (4)           Principal Real Estate Investors  (filed 2/28/05)

       (5)           Turner Investment Partners  (filed 2/28/05)

       (6)           Morgan Stanley Asset Management  (filed 2/28/05)

       (7)           Neuberger Berman Management (filed 7/27/04)

       (8)           Bernstein Investment Research (filed 9/22/00)

       (9)           American Century Investment Management  (filed 2/28/05)

       (10)          Federated Investment Management (filed 9/11/03)

       (11)          Ark Asset Management  (filed 2/28/05)

       (12)          Spectrum Code of Ethics  (filed 2/28/05)

       (13)          Putnam Code of Ethics  (filed 12/15/03)

       (14)          UBS Code of Ethics  (filed 2/28/05)

       (15)          Dreyfus Code of Ethics (filed 12/15/03)

       (16)          JP Morgan Code of Ethics  (filed 2/28/05)

       (17)          Goldman Sachs Code of Ethics  (filed 2/28/05)

       (18)          Wellington Code of Ethics  (filed 2/28/05)

       (19)          Fidelity Code of Ethics (filed 9/11/03)

       (20)          Alliance Capital Management LP Code of Ethics  (filed 2/28/05)

       (21)          Sr. & Executive Officers Code of Ethics (Sarbanes) (filed 9/11/03)

       (22)          Principal Global Investors Code of Ethics  (filed 2/28/05)

       (23)          Principal Management Corporation Code of Ethics  (filed 2/28/05)

       (24)          T. Rowe Price Code of Ethics  (filed 2/28/05)

       (25)          Grantham, Mayo, Van Otterloo Code of Ethics  (filed 2/28/05)

       (26)          Mazama Capital Management Code of Ethics (filed 3/16/04)

       (27)          Dimensional Fund Advisors Code of Ethics  (filed 2/28/05)

       (28)          Emerald Advisers Inc. Code of Ethics  (filed 2/28/05)

       (29)          Los Angeles Capital Management and Equity Research, Inc. Code of Ethics (filed 7/27/04)

       (30)          Post Advisory Group Code of Ethics (filed 9/28/04)

       (31)          Columbus Circle Investors  (filed 2/28/05)

 *    Filed herein.
 **   To be filed by amendment.
 *** Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. JF Molloy & Associates, Inc. (an Indiana Corporation) A third party administrator for group medical coverage.

          e. Molloy Medical Management Company, Inc. (an Indiana Corporation) a company that provides medical calins-related services to JF Molloy & Associates, Inc.

          f. Molloy Wellness Company (an Indiana Corporation) a company that provides health and wellness-related services.

          g. Principal Health Insurance Company (Iowa) a stock life insurance company engaged in the business of health insurance.

          h. Principal Global Investors Holding Company, Inc. (Delaware) a holding company.

          i. ING/Principal Pensions Co., Ltd. (Japan) a Japanese pension company.

          j. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          k. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          l. Principal Financial Services (Australia), Inc. an Iowa holding company.

          m. Principal Investors Corporation (New Jersey) a general business corporation that holds investments.

          n. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          o.   Principal International de Chile, S.A. (Chile) a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Seguros E Previdencia  S.A. (Brazil)  a   pension
               fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          c. Principal Insurance Company (Hong Kong) Limited a Hong Kong company that sells insurance and pension products.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e.   Principal Trust Company(Asia) Limited (Hong Kong) a trust company

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal  Mexico  Servicios,  S.A.  de C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          j. Distribuidora Principal Mexico, S.A. de C.V. (Mexico) a company established to be the employer of Mexico sales employees.

          k. Principal Genera, S.A. De C.V., Operadora De Fondos De Inversion (Mexico) a mutual fund company.

          l.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiaries wholly-owned by Principal Global Investors Holding Company, Inc.

          a. Principal Global Investors (Ireland) Limited an Ireland company that engages in funds management.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          Subsidiaries  wholly-owned by Principal  Financial  Group  (Mauritius)
          Ltd.

          a. Principal Asset Management Company Private Limited (India) an India asset management company.

          b. Principal Trustee Company Private Limited (India) a trustee for mutual funds.

          c.   PNB Principal Financial Planners Private Limited

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. InSource Group, LLC (Delaware) a limited liability company engaged in marketing products for the Principal Financial Group, Inc.

          b.   Principal Real Estate Fund Investors, LLC


          c.   Principal  Global  Investors,  LLC  (a  Delaware  Corporation)  a
               limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          e. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          f. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          g. Executive Benefit Services, Inc. (North Carolina) a corporation which engages in marketing, sales and administration of executive benefit services.

          h.   BCI Group, LLC (Delaware) a limited liability company.

         Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 11.62% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on May 9,
               2005.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 5.82% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Equity Income Fund, Inc. (f/k/a Principal Utilities Fund, Inc.) (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 23.55% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal International Fund, Inc. (a Maryland Corporation) 9.55% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.72% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 13.67% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005

               Principal Real Estate Securities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.18% of shares outstanding of the Bond & Mortgage Securitites Fund,
               6.82% of shares outstanding of the Capital Preservation Fund, 0.01% of shares outstanding of the Disciplined LargeCap Blend Fund,
               16.24% of shares outstanding of the Diversified International
               Fund,
               0.02% of shares outstanding of the Governement Securities Fund,
               0.04%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.20% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.06% of shares outstanding of the High Quality Short-Term Bond Fund,
               0.00% of shares outstanding of the High Yield Fund, 15.54% of shares outstanding of the Inflation Protection Fund, 14.51% of shares outstanding of the International Emerging Markets Fund,
               0.00% of shares outstanding of the International Growth Fund, 19.78% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 24.49% of shares outstanding of the LargeCap Value Fund, 0.03% of shares outstanding of the MidCap Blend Fund, 0.26% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 99.99% of shares outstanding of the Partners Global Equity Fund, 0.00% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.29% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               32.58% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 0.03% of shares outstanding of the Partners LargeCap Value
               Fund I,
               0.03% of shares outstanding of the Partners LargeCap Value
               Fund II,
               0.06% of shares outstanding of the Partners MidCap Growth Fund, 0.02% of shares outstanding of the Partners MidCap Growth Fund I, 0.01% of shares outstanding of the Partners MidCap Growth
               Fund II,
               0.04% of shares outstanding of the Partners MidCap Value Fund, 0.01% of shares outstanding of the Partners MidCap Value Fund
               I,
               0.10% of shares outstanding of the Partners SmallCap Blend Fund, 0.01% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               0.04% of shares outstanding of the Partners SmallCap Growth Fund III,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 0.23% of shares outstanding of the Partners SmallCap Value Fund I,
               0.01% of shares outstanding of the Partners SmallCap Value Fund
               II,
               0.02% of shares outstanding of the Preferred Securities Fund, 0.00% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.00% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.02% of shares outstanding of the Principal LifeTime 2050 Fund, 0.02% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Securities Fund, 16.74% of shares outstanding of the SmallCap Blend Fund, 0.13% of shares outstanding of the SmallCap Growth Fund, 0.01% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.14% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on May 9, 2005.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on May 9, 2005: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (f/k/a Utilities), Equity Value, Government Securities, Growth, Diversified International (f/k/a International), International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.


          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a.   Principal  Global  Investors   (Australia)  Service  Company  Pty
               Limited a company established to be the employer of Australian employees.

          b. Principal Capital Global Investors Limited (Australia) An SEC registered investment advisor which manages international funds (non-Australian) residents).

          c. Principal Financial Group Australia Pty Ltd. an Australian holding company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary wholly-owned by Principal Asset Management Company (Asia) Limited (Hong Kong):

          a.   Principal Fund Management (Hong Kong) Limited

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Global Investors (Asia) Limited a Hong Kong company that provides sales, marketing and client services support for Principal Capital management funds and institutional investors.

          b. Principal Nominee Company (Hong Kong) Limited a Hong Kong company that provides nominee services and administration to Hong Kong clients.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Principal Siefore, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Global Columbus Circle, LLC (a Delaware Corporation) a limited liability company serving as a holding company.

          b. Post Advisory Group, LLC (Delaware) a limited liability company whose role is an asset management firm that specializes in high yield fixed-income investments.

          c. Principal Enterprise Capital, LLC (a Delaware Corporation) a limited liability company involved in the management of investments in real estate operating companies on behalf of institutional investors.

          d.   Principal Commercial  Acceptance,  LLC (a Delaware Corporation) a
               limited   liability   company   involved  in  the  management  of
               commercial real estate mortgage loans.

          e. Principal Real Estate Investors, LLC (a Delaware Corporation) a limited liability company involved as a registered investment advisor focusing on the management of commercial real estate investments on behalf of institutional investors.

          f. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the business of issuing commercial mortgage-backed securities.

          g. Principal Capital Futures Trading Advisor, LLC a Delaware limited liability company which is a commodities trading advisor.

          h.   Principal  Global Investors Trust (Delaware) a business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          i. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c.   Patrician   Associates,   Inc.  (a  California   Corporation)   a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          d.   Petula  Associates,  Ltd.  (an Iowa  Corporation) a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          e.   Equity  FC,  Ltd.   (an  Iowa   Corporation)   general   business
               corporation which engages in commercial invsetment transactions.

          f. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          g. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business coropration engaged in providing managed care expertise and administrative services to provider organizations involved in risk-assuming contracts for helth care ervices.

          h. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker which markets selected products manufactured outside the Principal Financial Group.

          i. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          j. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          k. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor offering asset allocation services for pension plans.

          l. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that acts as a trustee through which individuals may direct the ivnestments of their IRA, HR-10 and 401(k) plan accounts, and also provides such prototype plans and record keeping services.

          m. Principal Services Trust Company (an Illinois Corporation) a company which is a provider of financial retirement products.

          n. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. Boston Insurance Trust, Inc. (a Rhode Island corporation) a corporation which serves as a corporate trustee for retirement trusts.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited a company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiaries owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary  wholly-owned by Principal Investments (Australia) Limited:

          a.   Principal   Australia   (Holdings)  Pty  Limited   (Australia)  a
               commercial and investment banking and asset management company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *David J. Brown               Same              See Part B
   Senior Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President, Chief
   Executive Officer
   and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President and Chief
   Compliance Officer

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Patrick A. Kirchner          Same              Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

   Thomas J. Loftus                               Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Sarah J. Pitts                                 Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Vice President and
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

   Dan L. Westholm              Same              Director - Treasury
   Director - Treasury

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Equity Income Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc.,
Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Equity Income Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director, Chief Executive Officer and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Patrick A. Kirchner              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Thomas J. Loftus                 Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Sarah J. Pitts                   Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Vice President and Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 16th day of May, 2005.


                                       Principal Investors Fund, Inc.
                                                  (Registrant)


                                       By   /s/ R. C. Eucher
                                          ______________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      Director, President and    May 16, 2005
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               May 16, 2005
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         May 16, 2005
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   May 16, 2005
J. E. Aschenbrenner                                           __________________


   (E. Ballantine)*
_____________________________      Director                   May 16, 2005
E. Ballantine                                              __________________


   (J. D. Davis)*
_____________________________      Director                   May 16, 2005
J. D. Davis                                                   __________________



   (R. W. Gilbert)*
_____________________________      Director                   May 16, 2005
R. W. Gilbert                                                 __________________


   (M. A. Grimmett)*
_____________________________      Director                   May 16, 2005
M. A. Grimmett                                                __________________

   (W. C. Kimball)*
_____________________________      Director                   May 16, 2005
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   May 16, 2005
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included